                                                                     EXHIBIT 10

                                                                [EXECUTION COPY]




                                  CREDIT AGREEMENT,



                              dated as of July 29, 1998,



                                        among



                                THE TITAN CORPORATION,

                                   as the Borrower,



                   VARIOUS FINANCIAL INSTITUTIONS FROM TIME TO TIME
                                   PARTIES HERETO,

                                   as the Lenders,

                               THE BANK OF NOVA SCOTIA,

                     as the Administrative Agent for the Lenders,

                                         and

                                    IMPERIAL BANK,

                             as the Documentation Agent.

                                   CREDIT AGREEMENT


     THIS CREDIT AGREEMENT, dated as of July 29, 1998, is among THE TITAN CORPORATION, a Delaware corporation (the "BORROWER"), the various financial institutions from time to time parties hereto (the "LENDERS"), THE BANK OF NOVA SCOTIA ("SCOTIABANK"), as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT") for the Lenders, and IMPERIAL BANK ("IMPERIAL"), as documentation agent (in such capacity, the "DOCUMENTATION AGENT").


                                 W I T N E S S E T H:

     WHEREAS, subject to the terms of this Agreement (such capitalized term, and other capitalized terms used in these recitals, to have the meanings set forth in SECTION 1.1), the Borrower desires to obtain Term Loan Commitments to (a) finance the Permitted Acquisitions, and (b) pay related transaction fees and expenses;

     WHEREAS, subject to the terms of this Agreement, the Borrower desires to obtain Revolving Loan Commitments, Letter of Credit Commitments and a Swing Line Loan Commitment to (a) (i) refinance all of the Indebtedness and obligations owed under the Existing Loan Agreements, and (ii) if necessary, refinance certain Indebtedness of VisiCom assumed by the Borrower, all such Indebtedness under this CLAUSE (a)(ii) and under CLAUSE (a)(i), together, in an amount not to exceed $39,500,000, (b) pay fees and expenses related to the Loans and the Commitments, and (c) provide for the general corporate and working capital needs of the Borrower and its Restricted Subsidiaries, including any Permitted Acquisitions; and

     WHEREAS, the Lenders and the Issuers are willing, on the terms and subject to the conditions hereinafter set forth, to extend the Commitments and make Loans to the Borrower and issue (or participate in) Letters of Credit;

     NOW, THEREFORE, the parties hereto agree as follows.


                                      ARTICLE I

                           DEFINITIONS AND ACCOUNTING TERMS

     SECTION 1.1. DEFINED TERMS. The following terms (whether or not underscored) when used in this Agreement, including its preamble and recitals, shall, except where the context otherwise requires, have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

     "ADMINISTRATIVE AGENT" is defined in the PREAMBLE and includes each other Person appointed as the successor Administrative Agent pursuant to
SECTION 9.4.

     "AFFECTED LENDER" is defined in SECTION 4.10.

     "AFFILIATE" of any Person means any other Person which, directly or indirectly, controls, is controlled by or is under common control with such Person. "Control" of a Person means the power, directly or indirectly,

          (a) to vote 10% or more of the securities (on a fully diluted basis) having ordinary voting power for the election of directors, managing members or general partners (as applicable); or

          (b) to direct or cause the direction of the management and policies of such Person (whether by contract or otherwise).

     "AGREEMENT" means, on any date, this Credit Agreement as originally in effect on the Effective Date and as thereafter from time to time amended, supplemented, amended and restated or otherwise modified and in effect on such date.

     "ALTERNATE BASE RATE" means, on any date and with respect to all Base Rate Loans, a fluctuating rate of interest per annum (rounded upward, if necessary, to the next highest 1/16 of 1%) equal to the higher of

          (a)  the Base Rate in effect on such day; and

          (b)  the Federal Funds Rate in effect on such day plus 1/2 of 1%.

Changes in the rate of interest on that portion of any Loans maintained as Base Rate Loans will take effect simultaneously with each change in the Alternate Base Rate. The Administrative Agent will give notice promptly to the Borrower and the Lenders of changes in the Alternate Base Rate; PROVIDED, that the failure to give such notice shall not affect the Alternate Base Rate in effect after such change.

     "APPLICABLE COMMITMENT FEE MARGIN" means at all times during the applicable periods set forth below with respect to the fee payable to the Lenders pursuant to SECTION 3.3.1, the applicable percentage set forth below under the column entitled "Applicable Commitment Fee Margin":

                  Total Debt to                   Applicable Commitment


                                     -2-


      ------------------------------             ----------------------
                   EBITDA Ratio                         Fee Margin
      Greater than or equal to 3.25 : 1.00                0.500%

      Less than 3.25 : 1.00                               0.375%

     The Total Debt to EBITDA Ratio used to compute the Applicable Commitment Fee Margin shall be that set forth in the Compliance Certificate most recently delivered by the Borrower to the Administrative Agent; changes in the Applicable Commitment Fee Margin resulting from a change in the Total Debt to EBITDA Ratio shall become effective upon delivery by the Borrower to the Administrative Agent of a new Compliance Certificate pursuant to CLAUSE
(c) of SECTION 7.1.1. Notwithstanding anything to the contrary herein, the Applicable Commitment Fee Margin for the period commencing on the Closing Date and ending on the date of delivery of the Compliance Certificate in respect of the Fiscal Quarter ending on September 30, 1998, shall equal 0.375%. If the Borrower shall fail to deliver a Compliance Certificate within 60 days after the end of any Fiscal Quarter (or within 105 days, in the case of the last Fiscal Quarter of the Fiscal Year), the Applicable Commitment Fee Margin from and including the 61st (or 106th, as the case may be) day after the end of such Fiscal Quarter to but not including the date the Borrower delivers to the Administrative Agent a Compliance Certificate shall conclusively equal the highest Applicable Commitment Fee Margin set forth above.

     "APPLICABLE MARGIN" means at all times during the applicable periods set forth below

          (a) with respect to the unpaid principal amount of each Term Loan and Revolving Loan maintained as a Base Rate Loan, the applicable percentage set forth below under the column entitled "Applicable Margin for Base Rate Loans"; and

          (b) with respect to the unpaid principal amount of each Term Loan and Revolving Loan maintained as a LIBO Rate Loan, the applicable percentage set forth below under the column entitled "Applicable Margin for LIBO Rate Loans":


                                          Applicable        Applicable Margin
             Total Debt to                Margin For               For
              EBITDA Ratio              Base Rate Loans      LIBO Rate Loans
     Greater than or equal to
         3.25 : 1.00                         1.00%                2.00%

     Greater than or equal to
         2.75 : 1.00 but less than
         3.25 : 1.00                         0.75%                1.75%

     Greater than or equal to
         2.25 : 1.00 but less than
         2.75 :1.00                          0.50%                1.50%

                                     -3-



     Less than 2.25:1.00                     0.25%                1.25%


     The Total Debt to EBITDA Ratio used to compute the Applicable Margin following the Effective Date shall be the Total Debt to EBITDA Ratio set forth in the Compliance Certificate most recently delivered by the Borrower to the Administrative Agent; changes in the Applicable Margin resulting from a change in the Total Debt to EBITDA Ratio shall become effective upon delivery by the Borrower to the Administrative Agent of a new Compliance Certificate pursuant to CLAUSE (c) of SECTION 7.1.1. Notwithstanding anything to the contrary herein, the Applicable Margin for the period commencing on the Closing Date and ending on the date of delivery of the Compliance Certificate in respect of the Fiscal Quarter ending on September 30, 1998, shall equal 0.75% for Base Rate Loans and 1.75% for LIBO Rate Loans. If the Borrower shall fail to deliver a Compliance Certificate within 60 days after the end of any Fiscal Quarter (or within 105 days, in the case of the last Fiscal Quarter of the Fiscal Year), the Applicable Margin from and including the 61st (or 106th, as the case may be) day after the end of such Fiscal Quarter to but not including the date the Borrower delivers to the Administrative Agent a Compliance Certificate shall conclusively equal the highest Applicable Margin set forth above.

     "APPROVED FUND" means, with respect to any Lender which is a fund that invests in bank loans, any other fund or trust or entity that invests in bank loans and is advised or managed by the same investment advisor as such Lender or by an Affiliate of such investment advisor.

     "ASSET SALE" means any sale or other disposition by the Borrower or any of its Restricted Subsidiaries of any of its property or assets, including the Capital Stock of any Restricted Subsidiary, except sales and dispositions permitted by SECTION 7.2.11.

     "ASSIGNEE LENDER" is defined in SECTION 10.11.1.

     "ASSIGNMENT OF CLAIMS ACT" means Title 31, United States Code Section 3727 and Title 41. United States Code Section 15, as revised or amended, and any rules or regulations issued pursuant thereto, and also shall be deemed to include any other laws, rules or regulations governing the assignment of government contracts or claims against a Governmental Authority.

     "AUTHORIZED OFFICER" means, relative to any Obligor, those of its officers, general partners or managing members (as applicable) whose signatures and incumbency shall have been certified to the Administrative Agent, the Lenders and the Issuers pursuant to SECTION 5.1.1.

     "BASE RATE" means, at any time, the rate of interest then most recently established by the Administrative Agent in New York as its base rate for U.S. dollars loaned in the United States. The Base Rate is not necessarily intended to be the lowest rate of interest determined by the Administrative Agent in connection with extensions of credit.

     "BASE RATE LOAN" means a Loan bearing interest at a fluctuating rate determined by reference to the Alternate Base Rate.

     "BORROWER" is defined in the PREAMBLE.

     "BORROWER CLOSING DATE CERTIFICATE" means the closing date certificate executed and delivered by the Borrower pursuant to SECTION 5.1.2, substantially in the form of EXHIBIT D hereto.

     "BORROWER PLEDGE AGREEMENT" means the Pledge Agreement executed and delivered by the Borrower pursuant to ARTICLE V substantially in the form of EXHIBIT G-1 hereto, as amended, supplemented, amended and restated or otherwise modified.

     "BORROWER SECURITY AGREEMENT" means the Security Agreement executed and delivered by the Borrower pursuant to ARTICLE V substantially in the form of EXHIBIT H-1 hereto, as amended, supplemented, amended and restated or otherwise modified.

     "BORROWING" means the Loans of the same type and, in the case of LIBO Rate Loans, having the same Interest Period made by all Lenders required to make such Loans on the same Business Day and pursuant to the same Borrowing Request in accordance with SECTION 2.1.

     "BORROWING REQUEST" means a Loan request and certificate duly executed by an Authorized Officer of the Borrower, substantially in the form of EXHIBIT B-1 hereto.

     "BUSINESS DAY" means

          (a) any day which is neither a Saturday or Sunday nor a legal holiday on which banks are authorized or required to be closed in New York, New York; and

          (b) relative to the making, continuing, prepaying or repaying of any LIBO Rate Loans, any day which is a Business Day described in CLAUSE (a) above and which is also a day on which dealings in Dollars are carried on in the interbank eurodollar market of the Administrative Agent's LIBOR Office.

     "CAPITAL EXPENDITURES" means, for any period, the aggregate amount of all expenditures of the Borrower and its Restricted Subsidiaries for fixed or capital assets made during such period which, in accordance with GAAP, would be classified as capital expenditures.

     "CAPITAL STOCK" means, with respect to any Person, any and all shares, interests, participations or other equivalents (however designated, whether voting or non-voting) of such Person's capital, whether now outstanding or issued after the Effective Date.

     "CAPITALIZED LEASE LIABILITIES" means all monetary obligations of the Borrower or any of its Restricted Subsidiaries under any leasing or similar arrangement which have been (or, in accordance with GAAP, should be) classified as capitalized leases, and for purposes of each Loan Document the amount of such obligations shall be the capitalized amount thereof, determined in accordance with GAAP, and the stated maturity thereof shall be the date of the last payment of rent or any other amount due under such lease prior to the first date upon which such lease may be terminated by the lessee without payment of a premium or a penalty.

     "CASH EQUIVALENTS" means (a) marketable direct obligations issued or unconditionally guaranteed by the United States government and backed by the full faith and credit of the United States government; (b) domestic and Eurodollar certificates of deposit and time deposits, bankers' acceptances and floating rate certificates of deposit issued by any commercial bank organized under the laws of the United States, any state thereof, the District of Columbia, any foreign bank, or its branches or agencies (fully protected against currency fluctuations), which, at the time of acquisition, are rated A-1 (or better) by S&P or P-1 (or better) by Moody's; (c) commercial paper of United States and foreign banks and bank holding companies and their Subsidiaries and United States and foreign finance, commercial industrial or utility companies which, at the time of acquisition, are rated A-1 (or better) by S&P or P-1 (or better) by Moody's; (d) marketable direct obligations of any State of the United States of America or any political subdivision of any such State given on the date of such investment the highest credit rating by Moody's and S&P; PROVIDED, that the maturities of all obligations of the type specified in CLAUSES (a) through (d) above shall not exceed one hundred eighty (180) days; and (e) reverse purchase agreements covering obligations of the type specified in CLAUSE
(a) above.

     "CASH EQUIVALENT INVESTMENT" means, at any time:

          (a) any direct obligation of (or unconditionally guaranteed by) the United States of America or a State thereof (or any agency or political subdivision thereof, to the extent such obligations are supported by the full faith and credit of the United States of America or a State thereof) maturing not more than one year after such time;

          (b) commercial paper maturing not more than 365 days from the date of issue, which is issued by

               (i) a corporation (other than an Affiliate of any Obligor) organized under the laws of any State of the United States or of the District of Columbia and rated A-1 or higher by S&P or P-1 or higher by Moody's, or

               (ii)  any Lender (or its holding company);

          (c) any certificate of deposit, time deposit or bankers acceptance, maturing not more than one year after its date of issuance, which is issued by either

               (i) any bank organized under the laws of the United States (or any State thereof) and which has (x) a credit rating of A2 or higher from Moody's or A or higher from S&P and (y) a combined capital and surplus greater than $500,000,000, or

               (ii)  any Lender; or

          (d) any repurchase agreement having a term of 30 days or less entered into with any Lender or any commercial banking institution satisfying the criteria set forth in CLAUSE (c)(i) which

               (i) is secured by a fully perfected security interest in any obligation of the type described in CLAUSE (a), and

               (ii) has a market value at the time such repurchase agreement is entered into of not less than 100% of the repurchase obligation of such commercial banking institution thereunder.

     "CERCLA" means the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended.

     "CERCLIS" means the Comprehensive Environmental Response Compensation Liability Information System List.

     "CHANGE IN CONTROL" means (i) the acquisition by any person, entity or "group", within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act, (excluding, for this purpose, the Borrower or its Restricted Subsidiaries, or any employee benefit plan of the Borrower or its Restricted Subsidiaries which acquires beneficial ownership of voting securities of the Borrower) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 25% or more of either the then outstanding shares of common stock of the Borrower or the combined voting power of the Borrower's then outstanding voting securities entitled to vote generally in the election of directors; or (ii) individuals who, as of the date of the Prospectus, constitute the Board of Directors (as of the date hereof the "INCUMBENT BOARD") cease for any reason to constitute at least a majority of the Board of Directors, provided that any person becoming a director subsequent to the date hereof whose election, or nomination for election by the Borrower's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such person were a member of the Incumbent Board; or (iii) approval by the stockholders of the Borrower of a reorganization, merger or consolidation, in each case with respect to which persons who were the stockholders of the Borrower immediately prior to such reorganization, merger or consolidation do not, immediately thereafter, own more than 10% of the combined voting power entitled to vote generally in the election of directors of the reorganized, merged or consolidated company's then outstanding voting securities or (iv) any "Change of Control" (or substantially similar provision) under (and as defined in) any Sub Debt Document.

     "CLOSING DATE" means the first date on which all of the conditions precedent set forth in Section 5.1 have been satisfied, but in no event shall such date be later than August 17, 1998.

     "CODE" means the Internal Revenue Code of 1986, and the regulations thereunder, in each case as amended, reformed or otherwise modified from time to time.

     "COLLATERAL DOCUMENTS" means the Borrower Pledge Agreement, the Borrower Security Agreement, the Subsidiary Pledge Agreements and the Subsidiary Security Agreements.

     "COMMITMENT" means, as the context may require, a Lender's Term Loan Commitment, Revolving Loan Commitment or Letter of Credit Commitment, or Scotiabank's Swing Line Loan Commitment.

     "COMMITMENT AMOUNT" means, as the context may require, the Term Loan Commitment Amount, the Revolving Loan Commitment Amount, the Letter of Credit Commitment Amount or the Swing Line Loan Commitment Amount.

     "COMMITMENT TERMINATION DATE" means, as the context may require, the Term Loan Commitment Termination Date or the Revolving Loan Commitment Termination Date.

     "COMMITMENT TERMINATION EVENT" means

          (a) the occurrence of any Event of Default described in CLAUSES (a) through (d) of SECTION 8.1.9; or

          (b) the occurrence and continuance of any other Event of Default and either

               (i) the declaration of all or any portion of the Loans to be due and payable pursuant to SECTION 8.3, or

               (ii) the giving of notice by the Administrative Agent, acting at the direction of the Required Lenders, to the Borrower that the Commitments have been terminated.

     "COMPLIANCE CERTIFICATE" means a certificate duly completed and executed by an Authorized Officer of the Borrower, substantially in the form of EXHIBIT E hereto, together with such changes thereto as the Administrative Agent may from time to time request for the purpose of monitoring the Borrower's compliance with the financial covenants contained herein.

     "CONTINGENT LIABILITY" means any agreement, undertaking or arrangement by which any Person guarantees, endorses or otherwise becomes or is contingently liable upon (by direct or indirect agreement, contingent or otherwise, to provide funds for payment, to supply funds to, or otherwise to invest in, a debtor, or otherwise to assure a creditor against loss) the Indebtedness of any other Person (other than by endorsements of instruments in the course of collection), or guarantees the payment of dividends or other distributions upon the shares of any other Person. The amount of any Person's obligation under any Contingent Liability shall (subject to any limitation set forth therein) be deemed to be the outstanding principal amount of the debt, obligation or other liability guaranteed thereby.

     "CONTINUATION/CONVERSION NOTICE" means a notice of continuation or conversion and certificate duly executed by an Authorized Officer of the Borrower, substantially in the form of EXHIBIT C hereto.

     "CONTROLLED GROUP" means all members of a controlled group of corporations and all members of a controlled group of trades or businesses (whether or not incorporated) under common control which, together with the Borrower, are treated as a single employer under Section 414(b) or 414(c) of the Code or
Section 4001 of ERISA.

     "CONVERSION AMOUNT" means the aggregate outstanding principal amount of all Term Loans advanced pursuant to SECTION 2.1.3, prior to the Conversion Date.

     "CONVERSION DATE" means the date which is one year from the Closing Date.

     "COPYRIGHT SECURITY AGREEMENT" means any Copyright Security Agreement executed and delivered by any Obligor in substantially the form of Exhibit C to any Security Agreement, as amended, supplemented, amended and restated or otherwise modified.

     "CREDIT AGENTS" means, collectively, the Administrative Agent, the Documentation Agent, and Scotiabank in its capacity as Agent (as defined in each of the Collateral Documents) for each of the Secured Parties under the Collateral Documents.

     "CREDIT EXTENSION" means, as the context may require,

          (a)  the making of a Loan by a Lender; or

          (b) the issuance of any Letter of Credit, or the extension of any Stated Expiry Date of any existing Letter of Credit, by an Issuer.

     "CREDIT EXTENSION REQUEST" means, as the context may require, any Borrowing Request or Issuance Request.

     "DEFAULT" means any Event of Default or any condition, occurrence or event which, after notice or lapse of time or both, would constitute an Event of Default.

     "DISBURSEMENT" is defined in SECTION 2.6.2.

     "DISBURSEMENT DATE" is defined in SECTION 2.6.2.

     "DISCLOSURE SCHEDULE" means the Disclosure Schedule attached hereto as
SCHEDULE I, as it may be amended, supplemented, amended and restated or otherwise modified from time to time by the Borrower with the written consent of the Required Lenders.

     "DOCUMENTATION AGENT" is defined in the PREAMBLE.

     "DOLLAR" and the sign "$" mean lawful money of the United States.

     "DOMESTIC OFFICE" means, relative to any Lender, the office of such Lender designated as such Lender's "Domestic Office" set forth opposite its name on
SCHEDULE II hereto or in a Lender Assignment Agreement, or such other office of a Lender (or any successor or assign of such Lender) within the United States as may be designated from time to time by notice from such Lender, as the case may be, to each other Person party hereto.

     "EBITDA" means, for the Borrower and its Restricted Subsidiaries, for any applicable period, the sum (without duplication) of

          (a)  Net Income,

PLUS

          (b) the amount deducted by the Borrower and its Restricted Subsidiaries, in determining Net Income, representing amortization,

PLUS

          (c) the amount deducted, in determining Net Income, of all federal, state and local income taxes (whether paid in cash or deferred) of the Borrower and its Restricted Subsidiaries,

PLUS

          (d)  Interest Expense of the Borrower and its Restricted Subsidiaries,

PLUS

          (e) the amount deducted, in determining Net Income, representing depreciation of assets of the Borrower and its Restricted Subsidiaries.

     "EFFECTIVE DATE" means the date this Agreement becomes effective pursuant to SECTION 10.8.

     "ENVIRONMENTAL LAWS" means all applicable federal, state or local statutes, laws, ordinances, codes, rules, regulations and guidelines (including consent decrees and administrative orders) relating to public health and safety and protection of the environment.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and any successor statute thereto of similar import, together with the regulations thereunder, in each case as in effect from time to time. References to sections of ERISA also refer to any successor sections thereto.

     "EVENT OF DEFAULT" is defined in SECTION 8.1.

     "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

     "EXEMPTION CERTIFICATE" is defined in CLAUSE (e) OF SECTION 4.6.

     "EXISTING LOAN AGREEMENTS" means, together, the Sumitomo Loan Agreement and the Imperial Loan Agreement.

     "EXISTING SUBORDINATED DEBT" means the 81/4% Convertible Subordinated Debentures described more specifically in the Prospectus.

     "FEDERAL FUNDS RATE" means, for any period, a fluctuating interest rate per annum equal for each day during such period to

          (a) the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York; or

          (b) if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by Scotiabank from three federal funds brokers of recognized standing selected by it.

     "FEE LETTER" means the confidential letter, dated June 8, 1998, from Scotiabank to the Borrower.

     "FISCAL QUARTER" means a quarter ending on the last day of each March, June, September or December.

     "FISCAL YEAR" means any period of twelve consecutive calendar months ending on December 31 of each year; references to a Fiscal Year with a number corresponding to any calendar year (E.G., the "1998 Fiscal Year") refer to the Fiscal Year ending on December 31 of such calendar year.

     "FIXED CHARGE COVERAGE RATIO" means, as of the close of any Fiscal Quarter, the ratio computed for the period consisting of such Fiscal Quarter and each of the three immediately preceding Fiscal Quarters with respect to the Borrower and its Restricted Subsidiaries on a consolidated basis of:

          (a) EBITDA (for all such Fiscal Quarters) minus Capital Expenditures made during such Fiscal Quarters;

TO

          (b)  the sum (for all such Fiscal Quarters) of

               (i)  Interest Expense paid in cash;

     PLUS

               (ii) scheduled principal payments of the Term Loans pursuant to the provisions of CLAUSE (d) of SECTION 3.1.1 after giving effect to any reductions in such scheduled principal repayments attributable to any optional or mandatory prepayments of the Term Loans;

     PLUS

               (iii)  Restricted Payments;

     PLUS

               (iv) all federal, state and foreign income taxes actually paid in cash by the Borrower and its Restricted Subsidiaries.

     "FOREIGN SUBSIDIARY" means any Subsidiary that is not a U.S. Subsidiary.

     "F.R.S. BOARD" means the Board of Governors of the Federal Reserve System or any successor thereto.

     "GAAP" is defined in SECTION 1.4.

     "GOVERNMENTAL AUTHORITY" means the government of the United States of America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

     "GUARANTOR" means each wholly owned Restricted Subsidiary which has executed and delivered to the Administrative Agent a Subsidiary Guaranty.

     "HAZARDOUS MATERIAL" means

          (a)  any "hazardous substance", as defined by CERCLA;

          (b) any "hazardous waste", as defined by the Resource Conservation and Recovery Act, as amended; or

          (c) any pollutant or contaminant or hazardous, dangerous or toxic chemical, material or substance (including any petroleum product) within the meaning of any other applicable federal, state or local law, regulation, ordinance or requirement (including consent decrees and administrative orders) relating to or imposing liability or standards of conduct concerning any hazardous, toxic or dangerous waste, substance or material, all as amended.

     "HEDGING OBLIGATIONS" means, with respect to any Person, all liabilities of such Person under currency exchange agreements, interest rate swap agreements, interest rate cap agreements and interest rate collar agreements, and all other agreements or arrangements designed to protect such Person against fluctuations in interest rates or currency exchange rates.

     "HEREIN", "HEREOF", "HERETO", "HEREUNDER" and similar terms contained in this Agreement or any other Loan Document refer to this Agreement or such other Loan Document, as the case may be, as a whole and not to any particular Section, paragraph or provision of this Agreement or such other Loan Document.

     "IMPERIAL" is defined in the PREAMBLE.

     "IMPERIAL LOAN AGREEMENT" means the Amended and Restated Commercial Loan Agreement, dated as of May 15, 1997 by and among Imperial Bank, The Sumitomo Bank of California and the Borrower.

     "IMPERMISSIBLE QUALIFICATION" means, relative to the opinion or certification of any independent public accountant as to any financial statement of the Borrower, any qualification or exception to such opinion or certification

          (a)  which is of a "going concern" or similar nature;

          (b) which relates to the limited scope of examination of matters relevant to such financial statement; or

          (c) which relates to the treatment or classification of any item in such financial statement and which, as a condition to its removal, would require an adjustment to such item the effect of which would be to cause the Borrower to be in default of any of its obligations under SECTION 7.2.4.

     "INCLUDING" and "INCLUDE" means including without limiting the generality of any description preceding such term, and, for purposes of this Agreement and each other Loan Document, the parties hereto agree that the rule of ejusdem generis shall not be applicable to limit a general statement, which is followed by or referable to an enumeration of specific matters, to matters similar to the matters specifically mentioned.

     "INCUMBENT BOARD" is defined in the definition of "Change in Control."

     "INDEBTEDNESS" of any Person means, without duplication:

          (a) all obligations of such Person for borrowed money or advances and all obligations of such Person evidenced by bonds, debentures, notes or similar instruments;

          (b) all obligations, contingent or otherwise, relative to the face amount of all letters of credit, whether or not drawn, and banker's acceptances issued for the account of such Person;

          (c)  all Capitalized Lease Liabilities of such Person;

          (d) for purposes of SECTION 8.1.5 only, all other items which, in accordance with GAAP, would be included as liabilities on the liability side of the balance sheet of such Person as of the date at which Indebtedness is to be determined;

          (e)  net liabilities of such Person under all Hedging Obligations;

          (f) whether or not so included as liabilities in accordance with GAAP, all obligations of such Person to pay the deferred purchase price of property or services excluding trade accounts payable in the ordinary course of business which are not overdue for a period of more than 90 days or, if overdue for more than 90 days, as to which a dispute exists and adequate reserves in conformity with GAAP have been established on the books of such Person, and indebtedness secured by (or for which the holder of such indebtedness has an existing right, contingent or otherwise, to be secured by) a Lien on property owned or being acquired by such Person (including indebtedness arising under conditional sales or other title retention agreements), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse; and

          (g) all Contingent Liabilities of such Person in respect of any of the foregoing.

For all purposes of this Agreement, the Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person's ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor.

     "INDEMNIFIED LIABILITIES" is defined in SECTION 10.4.

     "INDEMNIFIED PARTIES" is defined in SECTION 10.4.

     "INTERCO SUBORDINATION AGREEMENT" means the Subordination Agreement, substantially in the form of EXHIBIT K hereto.

     "INTEREST EXPENSE" means, for any Fiscal Quarter, the aggregate interest expense of the Borrower and its Restricted Subsidiaries for such Fiscal Quarter, as determined in accordance with GAAP, including the portion of any payments made in respect of Capitalized Lease Liabilities allocable to interest expense.

     "INTEREST PERIOD" means, relative to any LIBO Rate Loan, the period beginning on (and including) the date on which such LIBO Rate Loan is made or continued as, or converted into, a LIBO Rate Loan pursuant to SECTION 2.3 or 2.4 and shall end on (but exclude) the day which numerically corresponds to such date one, two, three or six months thereafter (or, if such month has no numerically corresponding day, on the last Business Day of such month), as the Borrower may select in its relevant notice pursuant to SECTION 2.3 or 2.4; PROVIDED, HOWEVER, that

          (a) the Borrower shall not be permitted to select Interest Periods to be in effect at any one time which have expiration dates occurring on more than five different dates;

          (b) if such Interest Period would otherwise end on a day which is not a Business Day, such Interest Period shall end on the next following Business Day (unless such next following Business Day is the first Business Day of a calendar month, in which case such Interest Period shall end on the Business Day next preceding such numerically corresponding day); and

          (c) no Interest Period for any Loan may end later than the Stated Maturity Date for such Loan.

     "INVESTMENT" means, relative to any Person,

          (a) any loan or advance made by such Person to any other Person (excluding commission, travel, petty cash and similar advances to officers and employees made in the ordinary course of business);

          (b) any Contingent Liability of such Person incurred in connection with loans or advances described in CLAUSE (a); and

          (c) any ownership or similar interest held by such Person in any other Person.

The amount of any Investment shall be the original principal or capital amount thereof less all returns of principal or equity thereon and shall, if made by the transfer or exchange of property other than cash, be deemed to have been made in an original principal or capital amount equal to the fair market value of such property at the time of such Investment.

     "ISSUANCE REQUEST" means a Letter of Credit request and certificate duly executed by an Authorized Officer of the Borrower, substantially in the form of EXHIBIT B-2 hereto.

     "ISSUER" means Scotiabank or Imperial in its capacity as Issuer of the Letters of Credit. At the request of Scotiabank and with the Borrower's consent (not to be unreasonably withheld), another Lender or an Affiliate of Scotiabank may issue one or more Letters of Credit hereunder.

     "LENDER ASSIGNMENT AGREEMENT" means an assignment agreement substantially in the form of EXHIBIT L hereto.

     "LENDERS" is defined in the PREAMBLE and, in addition, shall include any commercial bank or other financial institution that becomes a Lender pursuant to
SECTION 10.11.1.

     "LENDER'S ENVIRONMENTAL LIABILITY" means any and all losses, liabilities, obligations, penalties, claims, litigation, demands, defenses, costs, judgments, suits, proceedings, damages (including consequential damages), disbursements or expenses of any kind or nature whatsoever (including reasonable attorneys' fees at trial and appellate levels and experts' fees and disbursements and expenses incurred in investigating, defending against or prosecuting any litigation, claim or proceeding) which may at any time be imposed upon, incurred by or asserted or awarded against the Administrative Agent, any Lender or any Issuer or any of such Person's Affiliates, shareholders, directors, officers, employees, and agents in connection with or arising from:

          (a) any Hazardous Material on, in, under or affecting all or any portion of any property of the Borrower or any of its Subsidiaries, the groundwater thereunder, or any surrounding areas thereof to the extent caused by Releases from the Borrower's or any of its Subsidiaries' or any of their respective predecessors' properties;

          (b) any misrepresentation, inaccuracy or breach of any warranty, contained or referred to in SECTION 6.12;

          (c) any violation or claim of violation by the Borrower or any of its Subsidiaries of any Environmental Laws; or

          (d) the imposition of any lien for damages caused by or the recovery of any costs for the cleanup, release or threatened release of Hazardous Material by the Borrower or any of its Subsidiaries, or in connection with any property owned or formerly owned by the Borrower or any of its Subsidiaries.

     "LETTER OF CREDIT" is defined in SECTION 2.1.2.

     "LETTER OF CREDIT COMMITMENT" means, with respect to an Issuer, such Issuer's obligation to issue Letters of Credit pursuant to SECTION 2.1.2 and, with respect to each Revolving Loan Lender, the obligations of each such Lender to participate in such Letters of Credit pursuant to SECTION 2.6.1.

     "LETTER OF CREDIT COMMITMENT AMOUNT" means, on any date, a maximum amount of $10,000,000, as such amount may be permanently reduced from time to time pursuant to SECTION 2.2.

     "LETTER OF CREDIT OUTSTANDINGS" means, on any date, an amount equal to the sum of

          (a) the then aggregate amount which is undrawn and available under all issued and outstanding Letters of Credit,

PLUS

          (b) the then aggregate amount of all unpaid and outstanding Reimbursement Obligations.

     "LIBO RATE" means, relative to any Interest Period for LIBO Rate Loans, the rate of interest equal to the average (rounded upwards, if necessary, to the nearest 1/16 of 1%) of the rates per annum at which Dollar deposits in immediately available funds are offered to the Administrative Agent's LIBOR Office in the London interbank market as at or about 11:00 a.m. London, England time two Business Days prior to the beginning of such Interest Period for delivery on the first day of such Interest Period, and in an amount approximately equal to the amount of the Administrative Agent's LIBO Rate Loan and for a period approximately equal to such Interest Period.

     "LIBO RATE LOAN" means a Loan bearing interest, at all times during an Interest Period applicable to such Loan, at a rate of interest determined by reference to the LIBO Rate (Reserve Adjusted).

     "LIBO RATE (RESERVE ADJUSTED)" means, relative to any Loan to be made, continued or maintained as, or converted into, a LIBO Rate Loan for any Interest Period, a rate per annum (rounded upwards, if necessary, to the nearest 1/16 of 1%) determined pursuant to the following formula:

        LIBO Rate           =               LIBO Rate
                                 -------------------------------
     (Reserve Adjusted)          1.00 - LIBOR Reserve Percentage

The LIBO Rate (Reserve Adjusted) for any Interest Period for LIBO Rate Loans will be determined by the Administrative Agent on the basis of the LIBOR Reserve Percentage in effect two Business Days before the first day of such Interest Period.

     "LIBOR OFFICE" means, relative to any Lender, the office of such Lender designated as such Lender's "LIBOR Office" set forth opposite its name on
SCHEDULE II hereto or in a Lender Assignment Agreement, or such other office of a Lender as designated from time to time by notice from such Lender to the Borrower and the Administrative Agent, whether or not outside the United States, which shall be making or maintaining LIBO Rate Loans of such Lender hereunder.

     "LIBOR RESERVE PERCENTAGE" means, relative to any Interest Period for LIBO Rate Loans, the reserve percentage (expressed as a decimal) equal to the maximum aggregate reserve requirements (including all basic, emergency, supplemental, marginal and other reserves and taking into account any transitional adjustments or other scheduled changes in reserve requirements) specified under regulations issued from time to time by the F.R.S. Board and then applicable to assets or liabilities consisting of or including "Eurocurrency Liabilities", as currently defined in Regulation D of the F.R.S. Board, having a term approximately equal or comparable to such Interest Period.

     "LIEN" means any security interest, mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or otherwise), charge against or interest in property, or other priority or preferential arrangement of any kind or nature whatsoever, to secure payment of a debt or performance of an obligation.

     "LINKABIT" means Linkabit Wireless, Inc., a Delaware corporation.

     "LOAN DOCUMENTS" collectively means this Agreement, the Letters of Credit, the Fee Letter, the Collateral Documents, each Subsidiary Guarantee, each agreement pursuant to which the Administrative Agent is granted a Lien to secure the Obligations and each other agreement, certificate, document or instrument delivered in connection with this Agreement or such other Loan Documents, whether or not specifically mentioned herein or therein.

     "LOANS" means, as the context may require, a Revolving Loan, a Term Loan, or a Swing Line Loan, of any type.

     "MATERIAL ADVERSE EFFECT" means a material adverse effect on (i) the business, condition (financial or otherwise), operations, assets, properties or prospects of the Borrower or the Borrower and its Subsidiaries taken as a whole,
(ii) the rights and remedies of the Administrative Agent, any Lender or any Issuer under any Loan Document or (iii) the ability of any Obligor to perform its Obligations under any Loan Document.

     "MOODY'S" means Moody's Investors Service, Inc.

     "NET INCOME" means (exclusive of all amounts, in accordance with GAAP, in respect of any non-cash and non-recurring gains or non-cash and non-recurring losses, including fees, costs, charges and other expenses incurred by the Borrower and its Restricted Subsidiaries in connection with any discontinued operation, reorganization, consolidation or restructuring) for any period, the aggregate of all amounts which would be included as net income on the consolidated financial statements of the Borrower and its Restricted Subsidiaries for such period.

     "NET PROCEEDS" means (a) with respect to the issuance of any equity securities (other than the issuance or exercise of stock options in connection with employee incentive programs or employee benefit programs) of the Borrower the EXCESS of (i) the proceeds received by the Borrower from the sale or issuance to any Person of any stock, warrants or options or the exercise of any such warrants or options, OVER (ii) all reasonable and customary underwriting commissions and legal, investment banking, brokerage and accounting and other professional fees, sales commissions and disbursements actually incurred in connection with such sale or issuance; (b) with respect to any Asset Sale the EXCESS of (i) the proceeds received from any Asset Sale OVER (ii) the reasonable cash costs of such Asset Sale, taxes paid or payable as a result thereof, and all reasonable and customary legal, investment banking, accounting, and other professional fees, sales commissions or disbursements actually incurred in connection with such Asset Sale which have not been paid to Affiliates of the Borrower in connection therewith; (c) with respect to the incurrence or issuance of Indebtedness the EXCESS of (i) the proceeds received from the incurrence or issuance of any Indebtedness (except for Indebtedness permitted by SECTION 7.2.2), of the Borrower or any of its Restricted Subsidiaries
OVER (ii) the reasonable costs incurred in such transaction, and all reasonable and customary legal, investment banking, accounting, and other professional fees, sales commissions or disbursements actually incurred in connection with such transaction; and (d) the proceeds received from repayment of intercompany Indebtedness upon completion of the initial public offering with respect to Linkabit.

     The amount of the proceeds described in CLAUSES (a), (b), and (d) which, at the option of the Borrower and so long as no Default shall have occurred and be continuing, the Borrower uses or causes any Subsidiary to use such proceeds to purchase (x) substantially similar assets useful in the business of the Borrower or such Subsidiary, or (y) Capital Stock of Persons which, immediately after giving effect to such purchase, become a Restricted Subsidiary (with such assets or interests described in CLAUSES (x) and (y), collectively, referred to as "QUALIFIED ASSETS" within 180 days (with respect to the proceeds described in clauses (a) and (d)), and 270 days (with respect to the proceeds described in CLAUSE (b)), after the consummation (and with the proceeds) of such sale, conveyance or disposition, and in the event the Borrower or such Subsidiary elects to exercise its right to purchase Qualified Assets with the Net Proceeds pursuant to this provision, the Borrower shall deliver a certificate of an Authorized Officer to the Administrative Agent within 90 days following the receipt of Net Proceeds setting forth the amount of the Net Proceeds which the Borrower or such Subsidiary expects to use to purchase Qualified Assets during such 180-day or 270-day period, as applicable.

     If and to the extent that the Borrower or such Subsidiary has elected to reinvest Net Proceeds as permitted above, then on the date which is 180 days or 270 days, as appropriate, after the relevant sale, conveyance or disposition, the Borrower shall deliver a certificate of an Authorized Officer to the Administrative Agent certifying as to the amount and use of such Net Proceeds actually used to purchase Qualified Assets. To the extent such Net Proceeds are not so used to purchase Qualified Assets then the Term Loan Commitment Amount or the Revolving Loan Commitment Amount, as appropriate pursuant to SECTION 2.2.2, shall be automatically reduced by an amount equal to the aggregate amount of such proceeds not so used to purchase Qualified Assets. Notwithstanding the foregoing, Net Proceeds shall not include proceeds described in CLAUSE (b) of the first paragraph of this definition to the extent such proceeds are utilized to acquire Capital Stock pursuant to SECTION 7.2.6 (c).

     "NON-EXCLUDED TAXES" means any Taxes other than net income and franchise taxes imposed with respect to the Administrative Agent or any Lender by the Governmental Authority under the laws of which the Administrative Agent or such Lender, as applicable, is organized or in which it maintains its applicable lending office.

     "NON-U.S. LENDER" means any Lender that is not a "United States person", as defined under section 7701(a)(30) of the Code.

     "NOTE" means, as the context may require, a Revolving Note, a Term Note, or a Swing Line Note.

     "OBLIGATIONS" means all obligations (monetary or otherwise, whether absolute or contingent, matured or unmatured) of the Borrower and each other Obligor arising under or in connection with this Agreement and each other Loan Document.

     "OBLIGOR" means, as the context may require, the Borrower and each other Person (other than a Secured Party) obligated under any Loan Document.

     "ORGANIC DOCUMENT" means, relative to any Obligor, as applicable, its certificate of incorporation, by-laws, certificate of partnership, partnership agreement, certificate of formation, limited liability agreement and all shareholder agreements, voting trusts and similar arrangements applicable to any of such Obligor's partnership interests, limited liability company interests or authorized shares of capital stock.

     "OTHER TAXES" means any and all stamp, documentary or similar taxes, or any other excise or property taxes or similar levies that arise on account of any payment being or being required to be made hereunder or under any Note or from the execution, delivery, registration, recording or enforcement of this Agreement or any other Loan Document.

     "PARTICIPANT" is defined in SECTION 10.11.2.

     "PATENT SECURITY AGREEMENT" means any Patent Security Agreement executed and delivered by any Obligor in substantially the form of Exhibit A to any Security Agreement, as amended, supplemented, amended and restated or otherwise modified.

     "PBGC" means the Pension Benefit Guaranty Corporation and any entity succeeding to any or all of its functions under ERISA.

     "PENSION PLAN" means a "pension plan", as such term is defined in
Section 3(2) of ERISA, which is subject to Title IV of ERISA (other than a multiemployer plan as defined in Section 4001(a)(3) of ERISA), and to which the Borrower or any corporation, trade or business that is, along with the Borrower, a member of a Controlled Group, may have liability, including any liability by reason of having been a substantial employer within the meaning of Section 4063 of

ERISA at any time during the preceding five years, or by reason of being deemed to be a contributing sponsor under Section 4069 of ERISA.

     "PERCENTAGE" means, relative to any Lender, the applicable percentage relating to Revolving Loans or Term Loans, set forth opposite its name on
SCHEDULE II hereto under the applicable column heading or set forth in a Lender Assignment Agreement under the applicable column heading, as such percentage may be adjusted from time to time pursuant to Lender Assignment Agreement(s) executed by such Lender and its Assignee Lender(s) and delivered pursuant to
SECTION 10.11.1. A Lender shall not have any Commitment to make Revolving Loans or Term Loans if its percentage under the respective column heading is zero (0%).

     "PERMITTED ACQUISITION" means an acquisition (whether pursuant to an acquisition of stock, assets or otherwise) by the Borrower or any Restricted Subsidiary of any Person or the assets of any Person which meets all of the following conditions (a) such Person is primarily engaged in a similar line of business as the Borrower or such Restricted Subsidiary as of the Closing Date;
(b) with respect to any single acquisition, or a series of related acquisitions with a single or aggregate net purchase price of greater than $10,000,000 (with any non-cash consideration being valued in good faith by senior management of the Borrower as set forth in an Officer's Certificate delivered to the Administrative Agent), the Borrower has obtained the prior consent of the Required Lenders and (c) (i) immediately before and after giving effect to such acquisition, no Default shall have occurred and be continuing or would result therefrom (including under SECTION 7.2.1);

          (ii) the Borrower shall have delivered to the Administrative Agent a Compliance Certificate for the period of four full Fiscal Quarters immediately preceding such acquisition (prepared in good faith and in a manner and using such methodology which is consistent with the most recent financial statements delivered pursuant to SECTION 7.1.1) giving PRO FORMA effect in accordance with this Agreement to the consummation of such acquisition and evidencing compliance with the covenants set forth in SECTION 7.2.4;

          (iii) if such Person becomes a Restricted Subsidiary as a result of such acquisition, such Person and the Borrower shall have complied with SECTION
7.1. 7.; or

          (iv) the Administrative Agent shall have received a certificate, dated a date reasonably acceptable to the Administrative Agent, of an Authorized Officer of the Borrower certifying as to a true and complete copy of each purchase agreement, and all other documents and instruments delivered in connection with the consummation of any Permitted Acquisitions which occur on the Effective Date and that are required to be delivered pursuant to the terms of the relevant purchase agreement. The Administrative Agent shall be satisfied with all amendments, waivers or other modifications of, or other forbearance to exercise any rights with respect to, any of the terms or provisions of such purchase agreements and the exhibits and schedules thereto.

     "PERSON" means any natural person, corporation, limited liability company, partnership, joint venture, association, trust or unincorporated organization, Governmental Authority or any other legal entity, whether acting in an individual, fiduciary or other capacity.

     "PLAN" means any Pension Plan or Welfare Plan.

     "PLEDGE AGREEMENT" means, as the context may require, the Borrower Pledge Agreement or the Subsidiary Pledge Agreement.

     "PLEDGED SUBSIDIARY" means, at any time, each Subsidiary in respect of which the Administrative Agent has been granted, at such time, a security interest in and to, or a pledge of, (i) any of the issued and outstanding shares of capital stock of such Subsidiary, or (ii) any intercompany notes of such Subsidiary owing to the Borrower or another Subsidiary of the Borrower.

     "PRO FORMA BALANCE SHEET" is defined in CLAUSE (b) of SECTION 5.1.8.

     "PROSPECTUS" means the prospectus of the Borrower, dated October 29, 1996, in connection with the issuance of 8 1/4% convertible subordinated debentures.

     "QUALIFIED ASSETS" is defined in the definition of "Net Proceeds".

     "QUARTERLY PAYMENT DATE" means the last day of March, June, September and December, or, if any such day is not a Business Day, the next succeeding Business Day.

     "QUICK RATIO" means, as of the date of determination, on a consolidated basis for the Borrower and the Restricted Subsidiaries, the ratio of (a) the sum of (i) cash and Cash Equivalents PLUS (ii) the net amount of accounts receivable at such time to (b) current liabilities (other than non-cash current liabilities) of the Borrower and the Restricted Subsidiaries (including the aggregate principal amount of outstanding Revolving Loans and the current portion of the Term Loan then outstanding and the current portion of any other long term debt ).

     "REFUNDED SWING LINE LOANS" is defined in CLAUSE (b) of SECTION 2.3.2.

     "REIMBURSEMENT OBLIGATION" is defined in SECTION 2.6.3.

     "RELEASE" means a "RELEASE", as such term is defined in CERCLA.

     "REPLACEMENT LENDER" is defined in of SECTION 4.10.

     "REQUIRED LENDERS" means, at any time,

          (a) prior to the date of the making of the initial Credit Extension hereunder, Lenders having at least 51% of the Term Loan Commitments and the Revolving Loan Commitments; and

          (b) on and after the date of the initial Credit Extension, Lenders holding at least 51% of the Total Exposure Amount.

     "RESOURCE CONSERVATION AND RECOVERY ACT" means the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, ET SEQ., as amended.

     "RESTRICTED PAYMENT" means the declaration or payment of any dividend (other than dividends payable solely in common stock of the Borrower) on, or the making of any payment or distribution on account of, or setting apart assets for a sinking or other analogous fund for, the purchase, redemption, defeasance, retirement or other acquisition of any class of Capital Stock of the Borrower or any Subsidiary or any warrants or options to purchase any such Capital Stock, whether now or hereafter outstanding, or the making of any other distribution in respect thereof, either directly or indirectly, whether in cash or property, obligations of the Borrower or any Subsidiary or otherwise.

     "RESTRICTED SUBSIDIARIES" means all direct and indirect, wholly owned U.S. Subsidiaries of the Borrower; PROVIDED, HOWEVER, that Linkabit shall, at the Borrower's option, cease to be a Restricted Subsidiary upon satisfaction of the following conditions precedent: (a) from and after the date of completion of its initial public offering on terms and conditions reasonably satisfactory to the Administrative Agent, (b) from and after the date the Borrower receives payment of no less than $12,000,000 from Linkabit as repayment of intercompany notes owed to the Borrower, and (c) upon satisfaction by the Administrative Agent that no Default shall have occurred, then be continuing or would result from the initial public offering.

     "REVOLVING LOAN" is defined in SECTION 2.1.1.

     "REVOLVING LOAN COMMITMENT" means, relative to any Lender, such Lender's obligation (if any) to make Revolving Loans pursuant to CLAUSE (a) of SECTION 2.1.1.

     "REVOLVING LOAN COMMITMENT AMOUNT" means, on any date, $55,000,000, as such amount may be reduced from time to time pursuant to SECTION 2.2.

     "REVOLVING LOAN COMMITMENT TERMINATION DATE" means the earliest of:

          (a) August 17, 1998 (if the Closing Date has not occurred on or prior to such date);

          (b)  the fifth anniversary of the Closing Date;

          (c) the date on which the Revolving Loan Commitment Amount is terminated in full or reduced to zero pursuant to SECTION 2.2; and

          (d)  the date on which any Commitment Termination Event occurs.

Upon the occurrence of any event described in the preceding CLAUSES (c) or (d), the Revolving Loan Commitments shall terminate automatically and without any further action.

     "REVOLVING LOAN LENDER" is defined in CLAUSE (a) of SECTION 2.1.1.

     "REVOLVING NOTE" means a promissory note of the Borrower payable to any Revolving Loan Lender, in the form of EXHIBIT A-1 hereto (as such promissory note may be amended, endorsed or otherwise modified from time to time), evidencing the aggregate Indebtedness of the Borrower to such Revolving Loan Lender resulting from outstanding Revolving Loans, and also means all other promissory notes accepted from time to time in substitution therefor or renewal thereof.

     "S&P" means Standard & Poor's Rating Services.

     "SCOTIABANK" is defined in the PREAMBLE.

     "SEC" means the Securities and Exchange Commission.

     "SECURED PARTIES" means the Lenders, the Issuers, the Administrative Agent, and (in each case), each of their respective successors, transferees and assigns.

     "SECURITY AGREEMENT" means, as the context may require, the Borrower Security Agreement and the Subsidiary Security Agreement, in each case as amended, supplemented, amended and restated or otherwise modified.

     "STATED AMOUNT", means on any date and with respect to a particular Letter of Credit, the total amount then available to be drawn under such Letter of Credit.

     "STATED EXPIRY DATE" is defined in SECTION 2.6.

     "STATED MATURITY DATE" means with respect to all Loans, the fifth anniversary of the Closing Date.

     "SUB DEBT DOCUMENTS" means, collectively, the loan agreements, indentures, note purchase agreements, promissory notes, guarantees, and other instruments and agreements evidencing the terms of Subordinated Debt, as amended, supplemented, amended and restated in accordance with SECTION 7.2.12.

     "SUBORDINATED DEBT" means (i) the Existing Subordinated Debt, and (ii) unsecured Indebtedness of the Borrower subordinated in right of payment to the Obligations pursuant to documentation containing maturities, amortization schedules, covenants, defaults, remedies, subordination provisions and other terms reasonably satisfactory to the Required Lenders.

     "SUBORDINATED NOTES" means, collectively, any promissory notes evidencing Subordinated Debt, as such notes or instruments may be amended, supplemented or otherwise modified from time to time in accordance with SECTION 7.2.12.

     "SUBSIDIARY" means, with respect to any Person, any corporation, limited liability company, partnership or other entity of which more than 50% of the outstanding securities (or other ownership interest) having ordinary voting power to elect the board of directors, managers or other voting members of the governing body of such corporation, limited liability company, partnership or other entity (irrespective of whether at the time securities (or other ownership interest) of any other class or classes of such corporation, limited liability company, partnership or other entity shall or might have voting power upon the occurrence of any contingency) is at the time directly or indirectly owned or controlled by such Person, by such Person and one or more other Subsidiaries of such Person, or by one or more other Subsidiaries of such Person. Unless the context otherwise specifically requires, the term "Subsidiary" shall be a reference to a Subsidiary of the Borrower.

     "SUBSIDIARY GUARANTY" means the subsidiary guaranty executed and delivered by each Restricted Subsidiary pursuant to the terms of this Agreement, substantially in the form of EXHIBIT J hereto, as amended, supplemented, amended and restated or otherwise modified.

     "SUBSIDIARY PLEDGE AGREEMENT" means the Pledge Agreement executed and delivered by each Restricted Subsidiary that in turn has any Subsidiaries, substantially in the form of EXHIBIT G-2 hereto, in each case as amended, supplemented, amended and restated or otherwise modified.

     "SUBSIDIARY SECURITY AGREEMENT" means, collectively, each Security Agreement executed and delivered by any Restricted Subsidiary in favor of the Administrative Agent for the benefit of the Secured Parties pursuant to the terms of this Agreement, in substantially the form of EXHIBIT H-2, in each case, as amended, supplemented, amended and restated or otherwise modified.

     "SUMITOMO LOAN AGREEMENT" means the Amended and Restated Commercial Loan Agreement dated as of May 15, 1997, as amended, between the Borrower and Sumitomo Bank of California.

     "SWING LINE LENDER" means, subject to the terms of this Agreement, Scotiabank.

     "SWING LINE LOAN" is defined in CLAUSE (b) of SECTION 2.1.1.

     "SWING LINE LOAN COMMITMENT" is defined in CLAUSE (b) of SECTION 2.1.1.

     "SWING LINE LOAN COMMITMENT AMOUNT" means, on any date, $5,000,000, as such amount may be reduced from time to time pursuant to SECTION 2.2.

     "SWING LINE NOTE" means a promissory note of the Borrower payable to Scotiabank, in the form of EXHIBIT A-3 hereto (as such promissory note may be amended, endorsed or otherwise modified from time to time), evidencing the aggregate Indebtedness of the Borrower to Scotiabank resulting from outstanding Swing Line Loans, and also means all other promissory notes accepted from time to time in substitution therefor or renewal thereof.

     "TANGIBLE NET WORTH" means, with respect to the Borrower on any date of determination, on a consolidated basis for the Borrower and its Restricted Subsidiaries, the excess of:

          (a) the sum of Capital Stock taken at par value, capital surplus and retained earnings (or accumulated deficit) of the Borrower at such date;

PLUS

          (b) an amount equal to the sum of all non-cash and non-recurring charges, including fees, costs, charges and other expenses incurred by the Borrower and its Restricted Subsidiaries in connection with any discontinued operation, reorganization, consolidation, or restructuring.

OVER

          (c) the sum of (i) treasury stock of the Borrower and, to the extent included in the preceding CLAUSE (a), minority interests in Restricted Subsidiaries of the Borrower at such date.

PLUS

          (ii) the value of all intangible assets of the Borrower and its Restricted Subsidiaries.

     "TAXES" means any and all income, stamp or other taxes, duties, levies, imposts, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority, and all interest, penalties or similar liabilities with respect thereto.

     "TERM LOAN" is defined in SECTION 2.1.3.

     "TERM LOAN COMMITMENT" means, relative to any Lender, such Lender's obligation (if any) to make Term Loans pursuant to SECTION 2.1.3.

     "TERM LOAN COMMITMENT AMOUNT" means, on any date, $25,000,000, as such amount may be reduced from time to time pursuant to SECTION 2.2.

     "TERM LOAN COMMITMENT TERMINATION DATE" means the earliest of:

          (a) August 17, 1998 (if the initial Credit Extension has not occurred on or prior to such date);

          (b)  the Conversion Date;

          (c) the date on which the Term Loan Commitment Amount is terminated in full or reduced to zero pursuant to SECTION 2.2; and

          (d)  the date on which any Commitment Termination Event occurs.

Upon the occurrence of any event described in CLAUSES (b), (c) or (d), the Term Loan Commitments shall terminate automatically and without any further action.

     "TERM LOAN LENDER" is defined in SECTION 2.1.3.

     "TERM NOTE" means a promissory note of the Borrower payable to any Lender, in the form of EXHIBIT A-2 hereto (as such promissory note may be amended, endorsed or otherwise modified from time to time), evidencing the aggregate Indebtedness of the Borrower to such Lender resulting from outstanding Term Loans, and also means all other promissory notes accepted from time to time in substitution therefor or renewal thereof.

     "TOTAL DEBT" means, on any date of determination, the outstanding principal amount of all Indebtedness of the Borrower and its Restricted Subsidiaries of the type referred to in CLAUSE (a) (which, in the case of the Loans, shall be deemed to equal the aggregate amount of Loans outstanding on such date), CLAUSE
(b) (which, in the case of Letter of Credit Outstandings shall be deemed to equal the aggregate amount of Letter of Credit Outstandings on such date), and CLAUSE (c), in each case of the definition of "Indebtedness" (exclusive of intercompany Indebtedness between the Borrower and any of its Subsidiaries) and (without duplication) any Contingent Liability in respect of any of the foregoing.

     "TOTAL DEBT TO EBITDA RATIO" means, as of the last day of any Fiscal Quarter, the ratio of:

          (a)  Total Debt outstanding on the last day of such Fiscal Quarter

TO

          (b) EBITDA computed for the period consisting of such Fiscal Quarter and each of the three immediately preceding Fiscal Quarters.

     "TOTAL EXPOSURE AMOUNT" means, on any date of determination (and without duplication), the outstanding principal amount of all Loans, the aggregate amount of all Letter of Credit Outstandings and the unfunded amount of the Commitments.

     "TRADEMARK SECURITY AGREEMENT" means any Trademark Security Agreement executed and delivered by any Obligor substantially in the form of Exhibit B to any Security Agreement, as amended, supplemented, amended and restated or otherwise modified.
 .
     "TRANSACTION DOCUMENTS" means, collectively, each purchase agreement and each other document required in connection with any Permitted Acquisition.

     "TYPE" means, relative to any Loan, the portion thereof, if any, being maintained as a Base Rate Loan or a LIBO Rate Loan.

     "U.C.C." means the Uniform Commercial Code as from time to time in effect in the State of New York.

     "UNITED STATES" or "U.S." means the United States of America, its fifty states and the District of Columbia.

     "U.S. SUBSIDIARY" means any Subsidiary that is incorporated or organized under the laws of the United States or a state thereof or the District of Columbia.

     "VISICOM" means VisiCom Laboratories, Inc., a California corporation.

     "VOTING STOCK" means, with respect to any Person, Capital Stock of any class or kind ordinarily having the power to vote for the election of directors, managers or other voting members of the governing body of such Person.

     "WELFARE PLAN" means a "WELFARE PLAN", as such term is defined in section 3(1) of ERISA.

     "WHOLLY OWNED" means any Subsidiary all of the outstanding common stock (or similar equity interest) of which (other than any director's qualifying shares or investments by foreign nationals mandated by applicable laws) is owned directly or indirectly by the Borrower.

     SECTION 1.2. USE OF DEFINED TERMS. Unless otherwise defined or the context otherwise requires, terms for which meanings are provided in this Agreement shall have such meanings when used in each other Loan Document and the Disclosure Schedule.

     SECTION 1.3. CROSS-REFERENCES. Unless otherwise specified, references in this Agreement and in each other Loan Document to any Article or Section are references to such Article or Section of this Agreement or such other Loan Document, as the case may be, and, unless otherwise specified, references in any Article, Section or definition to any clause are references to such clause of such Article, Section or definition.

     SECTION 1.4. ACCOUNTING AND FINANCIAL DETERMINATIONS. (a) Unless otherwise specified, all accounting terms used herein or in any other Loan Document shall be interpreted, and all accounting determinations and computations hereunder or thereunder (including under

SECTION 7.2.4) shall be made, in accordance with, those generally accepted accounting principles ("GAAP") applied in the preparation of the financial statements referred to in CLAUSE (a) of SECTION 5.1.8. Unless otherwise expressly provided, all financial covenants and defined financial terms shall be computed on a consolidated basis for the Borrower and its Subsidiaries, in each case without duplication.

                                      ARTICLE II

                         COMMITMENTS, BORROWING AND ISSUANCE
                       PROCEDURES, NOTES AND LETTERS OF CREDIT

     SECTION 2.1. COMMITMENTS. On the terms and subject to the conditions of this Agreement,

          (a) each Lender severally agrees to make Loans (other than Swing Line Loans) pursuant to the Commitments and Scotiabank agrees to make Swing Line Loans pursuant to the Swing Line Loan Commitment, in each case as described in this SECTION 2.1; and

          (b)each Issuer severally agrees that it will issue Letters of Credit pursuant to SECTION 2.1.2, and each Revolving Loan Lender severally agrees that it will purchase participation interests in such Letters of Credit pursuant to SECTION 2.6.1.

     SECTION 2.1.1.  REVOLVING LOAN COMMITMENT AND SWING LINE LOAN COMMITMENT.
(a) From time to time on any Business Day occurring from and after the Effective Date but prior to the Revolving Loan Commitment Termination Date, each Lender that has a Revolving Loan Commitment (referred to as a "REVOLVING LOAN LENDER") will make loans (relative to such Lender, its "REVOLVING LOANS") to the Borrower equal to such Lender's Percentage of the aggregate amount of each Borrowing of the Revolving Loans requested by the Borrower to be made on such day. On the terms and subject to the conditions hereof, the Borrower may from time to time borrow, prepay and reborrow the Revolving Loans.

     (b) From time to time on any Business Day occurring from and after the Effective Date but prior to the Revolving Loan Commitment Termination Date, Scotiabank will make loans (relative to Scotiabank, its "SWING LINE LOAN") to the Borrower equal to the principal amount of the Swing Line Loan requested by the Borrower to be made on such day. The Commitment of Scotiabank described in this CLAUSE (b) is herein referred to as its "SWING LINE LOAN COMMITMENT". On the terms and subject to the conditions hereof, the Borrower may from time to time borrow, prepay and reborrow Swing Line Loans.

     SECTION 2.1.2. LETTER OF CREDIT COMMITMENT. From time to time on any Business Day occurring from and after the Effective Date but prior to the Revolving Loan Commitment Termination Date, the Issuer will:

          (a) issue one or more standby letters of credit (relative to such Issuer, its "LETTER OF CREDIT") for the account of the Borrower or any Guarantor in the Stated Amount requested by the Borrower on such day; or

          (b) extend the Stated Expiry Date of an existing standby Letter of Credit previously issued hereunder to a date not later than the earlier of
     (x) the Revolving Loan Commitment Termination Date and (y) two years from the date of such extension.

     SECTION 2.1.3. TERM LOAN COMMITMENT. From time to time on any Business Day occurring from and after the Effective Date but prior to the Conversion Date, each Lender that has a Term Loan Commitment (referred to as a "TERM LOAN LENDER") will make loans (relative to such Lender, its "TERM LOANS") to the Borrower equal to such Lender's Percentage of the aggregate amount of each Borrowing of the Term Loans requested by the Borrower to be made on such day. No amounts paid or prepaid with respect to Term Loans may be reborrowed.

     SECTION 2.1.4. LENDERS NOT PERMITTED OR REQUIRED TO MAKE LOANS. No Lender shall be permitted or required to make any Loan if, after giving effect thereto, the aggregate outstanding principal amount of:

          (a) all Revolving Loans

               (i) of all Revolving Loan Lenders and the outstanding principal amount of all Swing Line Loans, together with the aggregate amount of all Letter of Credit Outstandings, would exceed the then existing Revolving Loan Commitment Amount; or

               (ii) of such Revolving Loan Lender, together with such Lender's Percentage of the aggregate amount of all Swing Line Loans and Letter of Credit Outstandings, would exceed such Lender's Percentage of the then existing Revolving Loan Commitment Amount;

          (b) all Term Loans

               (i) of all Lenders made prior to the Conversion Date would exceed the Term Loan Commitment Amount; or

               (ii) of such Lender with a Term Loan Commitment made prior to the Conversion Date would exceed such Lender's Percentage of the Term Loan Commitment Amount; or

          (c) (i) all Swing Line Loans would exceed the then existing Swing Line Loan Commitment Amount or (ii) unless otherwise agreed to by the Swing Line Lender, in its sole discretion, the sum of all Swing Line Loans and Revolving Loans made by Scotiabank plus Scotiabank's Percentage multiplied by the aggregate amount of Letter of

     Credit Outstandings would exceed the amount determined by multiplying Scotiabank's Percentage by the then existing Revolving Loan Commitment Amount.

     SECTION 2.1.5. ISSUER NOT PERMITTED OR REQUIRED TO ISSUE LETTERS OF CREDIT. No Issuer shall be permitted or required to issue any Letter of Credit if, after giving effect thereto, (a) the aggregate amount of all Letter of Credit Outstandings would exceed the Letter of Credit Commitment Amount or
(b) the sum of the aggregate amount of all Letter of Credit Outstandings plus the aggregate principal amount of all Revolving Loans and Swing Line Loans then outstanding would exceed the Revolving Loan Commitment Amount.

     SECTION 2.2. REDUCTION OF THE COMMITMENT AMOUNTS. The Commitment Amounts are subject to reduction from time to time pursuant to this SECTION 2.2.

     SECTION 2.2.1. OPTIONAL. The Borrower may, from time to time on any Business Day occurring after the Effective Date, voluntarily reduce the amount of the Revolving Loan Commitment Amount, the Term Loan Commitment Amount (on any date before the Conversion Date), the Swing Line Loan Commitment Amount or the Letter of Credit Commitment Amount on the Business Day so specified by the Borrower; PROVIDED, HOWEVER, that all such reductions shall require at least one Business Day's prior notice to the Administrative Agent and be permanent, and any partial reduction of any Commitment Amount shall be in a minimum amount of $1,000,000 and in an integral multiple of $500,000. Any reduction of the Revolving Loan Commitment Amount which reduces the Revolving Loan Commitment Amount below the then current amount of the Swing Line Loan Commitment Amount shall result in an automatic and corresponding reduction of the Swing Line Loan Commitment Amount to the amount of the Revolving Loan Commitment Amount, as so reduced, without any further action on the part of Scotiabank or otherwise.

     SECTION 2.2.2. MANDATORY. (a) on the Conversion Date, the Term Loan Commitment Amount shall automatically and without the requirement of any action on the part of any Person be permanently reduced to zero, and (b) on the date the Borrower or any of its Restricted Subsidiaries receives any Net Proceeds and after the expiration of any period designated for the purchase of Qualified Assets, if appropriate, the amounts outstanding under the Term Loans and the Term Loan Commitment Amount (before the Conversion Date), the Conversion Amount (on and after the Conversion Date), and the Revolving Loan Commitment Amount (on the date all Term Loans have been paid in full), shall be reduced by an amount equal to 100% of Net Proceeds with respect to Net Proceeds described in CLAUSES
(b), (c), and (d) of the definition thereof and 50% of such Net Proceeds with respect to the Net Proceeds described in CLAUSE (a) of the definition thereof; provided, however, that the Revolving Loan Commitment Amount shall only be reduced by the Net Proceeds described in CLAUSE (b) of the definition thereof.

     SECTION 2.3. BORROWING PROCEDURES. Loans (other than Swing Line Loans) shall be made by the Lenders in accordance with SECTION 2.3.1, and Swing Line Loans shall be made by Scotiabank in accordance with SECTION 2.3.2.

     SECTION 2.3.1. BORROWING PROCEDURE. In the case of other than Swing Line Loans, by delivering a Borrowing Request to the Administrative Agent on or before 12:00 noon, New York time, on a Business Day, the Borrower may from time to time irrevocably request, on not less than one Business Day's notice in the case of Base Rate Loans, or three Business Days' notice in the case of LIBO Rate Loans, and in either case not more than five Business Days' notice, that a Borrowing be made, in the case of LIBO Rate Loans, in a minimum amount of $500,000 and an integral multiple of $500,000, in the case of Base Rate Loans, in a minimum amount of $500,000 and an integral multiple of $100,000 or, in either case, in the unused amount of the applicable Commitment; PROVIDED, HOWEVER, that all initial Loans shall be made as Base Rate Loans. On the terms and subject to the conditions of this Agreement, each Borrowing shall be comprised of the type of Loans, and shall be made on the Business Day, specified in such Borrowing Request. In the case of other than Swing Line Loans, on or before 1:00 p.m. (New York City time) on such Business Day each Lender that has a Commitment to make the Loans being requested shall deposit with the Administrative Agent same day funds in an amount equal to such Lender's Percentage of the requested Borrowing. Such deposit will be made to an account which the Administrative Agent shall specify from time to time by notice to the Lenders. To the extent funds are received from the Lenders, the Administrative Agent shall make such funds available to the Borrower by wire transfer to the accounts the Borrower shall have specified in its Borrowing Request. No Lender's obligation to make any Loan shall be affected by any other Lender's failure to make any Loan.

     SECTION 2.3.2. SWING LINE LOANS. (a) By telephonic notice, promptly followed (within one Business Day) by the delivery of a confirming Borrowing Request, to Scotiabank on or before 12:00 noon, New York time, on the Business Day the proposed Swing Line Loan is to be made, the Borrower may from time to time irrevocably request that Swing Line Loans be made by Scotiabank in an aggregate minimum principal amount of $500,000 and an integral multiple of $100,000. All Swing Line Loans shall be made as Base Rate Loans and shall not be entitled to be converted into LIBO Rate Loans. The proceeds of each Swing Line Loan shall be made available by Scotiabank, by its close of business on the Business Day telephonic notice is received by it as provided in this clause to the Borrower by wire transfer to the account the Borrower shall have specified in its notice therefor.

     (b) If

          (i) any Swing Line Loan shall be outstanding for more than four Business Days;

          (ii) any Swing Line Loan is or will be outstanding on a date when the Borrower requests that a Revolving Loan be made; or

          (iii) any Default shall occur and be continuing,

each Revolving Loan Lender (other than Scotiabank) irrevocably agrees that it will, at the request of Scotiabank, make a Revolving Loan (which shall initially be funded as a Base Rate Loan) in an amount equal to such Lender's Percentage of the aggregate principal amount of all such Swing

Line Loans then outstanding (such outstanding Swing Line Loans hereinafter referred to as the "REFUNDED SWING LINE LOANS"). On or before 1:00 p.m. (New York time) on the first Business Day following receipt by each Lender of a request to make Revolving Loans as provided in the preceding sentence, each Revolving Loan Lender shall deposit in an account specified by Scotiabank the amount so requested in same day funds and such funds shall be applied by Scotiabank to repay the Refunded Swing Line Loans. At the time the aforementioned Lenders make the above referenced Revolving Loans, Scotiabank shall be deemed to have made, (in consideration of the making of the Refunded Swing Line Loans), Revolving Loans in an amount equal to Scotiabank's Percentage of the aggregate principal amount of the Refunded Swing Line Loans. Upon the making (or deemed making, in the case of Scotiabank) of any Revolving Loans pursuant to this clause, the amount so funded shall become outstanding under such Revolving Loan Lender's Revolving Note and shall no longer be owed under the Swing Line Note. All interest payable with respect to any Revolving Loans made (or deemed made, in the case of Scotiabank) pursuant to this clause shall be appropriately adjusted to reflect the period of time during which Scotiabank had outstanding Swing Line Loans in respect of which such Revolving Loans were made. Each Revolving Loan Lender's obligation to make the Revolving Loans referred to in this clause shall be absolute and unconditional and shall not be affected by any circumstance, including (i) any set-off, counterclaim, recoupment, defense or other right which such Lender may have against Scotiabank, any Obligor or any Person for any reason whatsoever; (ii) the occurrence or continuance of any Default;
(iii) any adverse change in the condition (financial or otherwise) of any Obligor; (iv) the acceleration or maturity of any Obligations or the termination of any Commitment after the making of any Swing Line Loan; (v) any breach of this Agreement or any other Loan Document by any Person; or
(vi) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.

     SECTION 2.4. CONTINUATION AND CONVERSION ELECTIONS. By delivering a Continuation/Conversion Notice to the Administrative Agent on or before 12:00 noon, New York time, on a Business Day, the Borrower may from time to time irrevocably elect, on not less than one Business Days' notice in the case of Base Rate Loans, or three Business Days' notice in the case of LIBO Rate Loans, and in either case not more than five Business Days' notice, that all, or any portion in an aggregate minimum amount of $1,000,000 and an integral multiple of $1,000,000 be, in the case of Base Rate Loans, converted into LIBO Rate Loans or be, in the case of LIBO Rate Loans, converted into Base Rate Loans or continued as LIBO Rate Loans (in the absence of delivery of a Continuation/Conversion Notice with respect to any LIBO Rate Loan at least three Business Days (but not more than five Business Days) before the last day of the then current Interest Period with respect thereto, such LIBO Rate Loan shall, on such last day, automatically convert to a Base Rate Loan); PROVIDED, HOWEVER, that (x) each such conversion or continuation shall be pro rated among the applicable outstanding Loans of all Lenders that have made such Loans, and (y) no portion of the outstanding principal amount of any Loans may be continued as, or be converted into, LIBO Rate Loans when any Default has occurred and is continuing.

     SECTION 2.5. FUNDING. Each Lender may, if it so elects, fulfill its obligation to make, continue or convert LIBO Rate Loans hereunder by causing one of its foreign branches or

Affiliates (or an international banking facility created by such Lender) to make or maintain such LIBO Rate Loan; PROVIDED, HOWEVER, that such LIBO Rate Loan shall nonetheless be deemed to have been made and to be held by such Lender, and the obligation of the Borrower to repay such LIBO Rate Loan shall nevertheless be to such Lender for the account of such foreign branch, Affiliate or international banking facility. In addition, the Borrower hereby consents and agrees that, for purposes of any determination to be made for purposes of SECTION 4.1, 4.2, 4.3 or 4.4, it shall be conclusively assumed that each Lender elected to fund all LIBO Rate Loans by purchasing Dollar deposits in its LIBOR Office's interbank eurodollar market.

     SECTION 2.6. ISSUANCE PROCEDURES. By delivering to the Administrative Agent an Issuance Request on or before 12:00 noon, New York time, on a Business Day, the Borrower may from time to time irrevocably request on not less than three nor more than ten Business Days' notice, in the case of an initial issuance of a Letter of Credit and not less than three Business Days' prior notice, in the case of a request for the extension of the Stated Expiry Date of a standby Letter of Credit, that an Issuer issue, or extend the Stated Expiry Date of, as the case may be, an irrevocable Letter of Credit in such form as may be requested by the Borrower and approved by such Issuer, solely for the purposes described in SECTION 7.1.8. Each Letter of Credit shall by its terms be stated to expire on a date (its "STATED EXPIRY DATE") no later than the earlier to occur of (i) the Revolving Loan Commitment Termination Date and (ii) (unless otherwise agreed to by an Issuer, in its sole discretion) two years from the date of its issuance. Each Issuer will make available to the beneficiary thereof the original of the Letter of Credit which it issues hereunder.

     SECTION 2.6.1. OTHER LENDERS' PARTICIPATION. Upon the issuance of each Letter of Credit issued by an Issuer pursuant hereto, and without further action, each Revolving Loan Lender (other than such Issuer) shall be deemed to have irrevocably purchased, to the extent of its Percentage to make Revolving Loans, a participation interest in such Letter of Credit (including the Contingent Liability and any Reimbursement Obligation with respect thereto), and such Revolving Loan Lender shall, to the extent of its Percentage to make Revolving Loans, be responsible for reimbursing promptly (and in any event within one Business Day) the Issuer for Reimbursement Obligations which have not been reimbursed by the Borrower in accordance with SECTION 2.6.3. In addition, such Revolving Loan Lender shall, to the extent of its Percentage to make Revolving Loans, be entitled to receive a ratable portion of the Letter of Credit fees payable pursuant to SECTION 3.3.3 with respect to each Letter of Credit (other than the issuance fees payable to an Issuer of such Letter of Credit pursuant to the last sentence of SECTION 3.3.3) and of interest payable pursuant to SECTION 3.2 with respect to any Reimbursement Obligation. To the extent that any Revolving Loan Lender has reimbursed any Issuer for a Disbursement, such Lender shall be entitled to receive its ratable portion of any amounts subsequently received (from the Borrower or otherwise) in respect of such Disbursement.

     SECTION 2.6.2. DISBURSEMENTS. An Issuer will notify the Borrower and the Administrative Agent promptly of the presentment for payment of any Letter of Credit issued by such Issuer, together with notice of the date (the "DISBURSEMENT DATE") such payment shall be made (each such payment, a "DISBURSEMENT"). Subject to the terms and provisions of such Letter of Credit and this Agreement, the applicable Issuer shall make such payment to the beneficiary (or its designee) of such Letter of Credit. Prior to 1:00 p.m., New York time, on the first Business Day following the Disbursement
Date, the Borrower will reimburse the Administrative Agent, for the account of the applicable Issuer, for all amounts which such Issuer has disbursed under such Letter of Credit, together with interest thereon at a rate per annum equal to the rate per annum then in effect for Base Rate Loans (with the then Applicable Margin for Revolving Loans accruing on such amount) pursuant to SECTION 3.2 for the period from the Disbursement Date through the date of such reimbursement. Without limiting in any way the foregoing and notwithstanding anything to the contrary contained herein or in any separate application for any Letter of Credit, the Borrower hereby acknowledges and agrees that it shall be obligated to reimburse the applicable Issuer upon each Disbursement of a Letter of Credit, and it shall be deemed to be the obligor for purposes of each such Letter of Credit issued hereunder (whether the account party on such Letter of Credit is the Borrower or a Subsidiary).

     SECTION 2.6.3. REIMBURSEMENT. The obligation (a "REIMBURSEMENT OBLIGATION") of the Borrower under SECTION 2.6.2 to reimburse an Issuer with respect to each Disbursement (including interest thereon), and, upon the failure of the Borrower to reimburse an Issuer, each Revolving Loan Lender's obligation under SECTION 2.6.1 to reimburse an Issuer, shall be absolute and unconditional under any and all circumstances and irrespective of any setoff, counterclaim or defense to payment which the Borrower or such Revolving Loan Lender, as the case may be, may have or have had against such Issuer or any Lender, including any defense based upon the failure of any Disbursement to conform to the terms of the applicable Letter of Credit (if, in such Issuer's good faith opinion, such Disbursement is determined to be appropriate) or any non-application or misapplication by the beneficiary of the proceeds of such Letter of Credit; PROVIDED, HOWEVER, that after paying in full its Reimbursement Obligation hereunder, nothing herein shall adversely affect the right of the Borrower or such Lender, as the case may be, to commence any proceeding against an Issuer for any wrongful Disbursement made by such Issuer under a Letter of Credit as a result of acts or omissions constituting gross negligence or wilful misconduct on the part of such Issuer.

     SECTION 2.6.4. DEEMED DISBURSEMENTS. Upon the occurrence and during the continuation of any Default under SECTION 8.1.9 or upon notification by the Administrative Agent (acting at the direction of the Required Lenders) to the Borrower of its obligations under this Section, following the occurrence and during the continuation of any other Event of Default,

          (a) the aggregate Stated Amount of all Letters of Credit shall, without demand upon or notice to the Borrower or any other Person, be deemed to have been paid or disbursed by the Issuers of such Letters of Credit (notwithstanding that such amount may not in fact have been paid or disbursed); and

          (b) the Borrower shall be immediately obligated to reimburse the Issuers for the amount deemed to have been so paid or disbursed by such Issuers.

Amounts payable by the Borrower pursuant to this Section shall be deposited in immediately available funds with the Administrative Agent and held as collateral security for the Reimbursement Obligations. When all Defaults giving rise to the deemed disbursements under this Section have been cured or waived the Administrative Agent shall return to the Borrower all amounts then on deposit with the Administrative Agent pursuant to this Section which have not been applied to the satisfaction of the Reimbursement Obligations.

     SECTION 2.6.5. NATURE OF REIMBURSEMENT OBLIGATIONS. The Borrower, each other Obligor and, to the extent set forth in SECTION 2.6.1, each Revolving Loan Lender shall assume all risks of the acts, omissions or misuse of any Letter of Credit by the beneficiary thereof. No Issuer (except to the extent of its own gross negligence or wilful misconduct) shall be responsible for:

          (a) the form, validity, sufficiency, accuracy, genuineness or legal effect of any Letter of Credit or any document submitted by any party in connection with the application for and issuance of a Letter of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged;

          (b) the form, validity, sufficiency, accuracy, genuineness or legal effect of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or the proceeds thereof in whole or in part, which may prove to be invalid or ineffective for any reason;

          (c) failure of the beneficiary to comply fully with conditions required in order to demand payment under a Letter of Credit;

          (d) errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise; or

          (e) any loss or delay in the transmission or otherwise of any document or draft required in order to make a Disbursement under a Letter of Credit.

None of the foregoing shall affect, impair or prevent the vesting of any of the rights or powers granted to any Issuer or any Revolving Loan Lender hereunder. In furtherance and not in limitation or derogation of any of the foregoing, any action taken or omitted to be taken by an Issuer in good faith (and not constituting gross negligence or willful misconduct) shall be binding upon each Obligor and each such Secured Party, and shall not put such Issuer under any resulting liability to any Obligor or any Secured Party, as the case may be.

     SECTION 2.7. NOTES. Each Lender's Loans under a Commitment shall be evidenced by a Note payable to the order of such Lender in a maximum principal amount equal to such Lender's Percentage of the original applicable Commitment Amount. The Borrower hereby irrevocably authorizes each Lender to make (or cause to be made) appropriate notations on the grid attached to such Lender's Note (or on any continuation of such grid), which notations, if made, shall evidence, INTER ALIA, the date of, the outstanding principal of, and the interest rate and Interest Period applicable to the Loans evidenced thereby. Such notations shall be rebuttably presumptive evidence of the accuracy of the information so set forth; PROVIDED, HOWEVER, that the failure of any Lender to make any such notations shall not limit or otherwise affect any Obligations of any Obligor.

                                     ARTICLE III

                      REPAYMENTS, PREPAYMENTS, INTEREST AND FEES

     SECTION 3.1.  REPAYMENTS AND PREPAYMENTS; APPLICATION.

     SECTION 3.1.1. REPAYMENTS AND PREPAYMENTS. The Borrower shall repay in full the unpaid principal amount of each Loan upon the applicable Stated Maturity Date therefor. Prior thereto, payments and prepayments of Loans shall or may be made as set forth below.

          (a) From time to time on any Business Day, the Borrower may make a voluntary prepayment, in whole or in part, of the outstanding principal amount of any:

               (i) Loans (other than Swing Line Loans), PROVIDED, HOWEVER, that

                    (A) any such prepayment of the Term Loan shall be applied to the remaining amortization payments, for the Term Loan as provided for in SECTION 3.1.1(d) and any such prepayment of Revolving Loans shall be made PRO RATA among the Revolving Loans of the same type and, if applicable, having the same Interest Period of all Lenders that have made such Revolving Loans;

                    (B) all such voluntary prepayments shall require at least one but no more than five Business Days' prior written notice to the Administrative Agent; and

                    (C) all such voluntary partial prepayments shall be, in the case of LIBO Rate Loans, in an aggregate minimum amount of $1,000,000 and an integral multiple of $1,000,000 and, in the case of Base Rate Loans, in an aggregate minimum amount of $500,000 and an integral multiple of $100,000; and

               (ii) Swing Line Loans, PROVIDED that

                    (A) all such voluntary prepayments shall require prior telephonic notice to Scotiabank on or before 1:00 p.m., New York time, on the day of such prepayment (such notice to be confirmed in writing within 24 hours thereafter); and

                    (B) all such voluntary partial prepayments shall be in an aggregate minimum amount of $200,000 and an integral multiple of $100,000.

          (b) On each date when the sum of (i) the aggregate outstanding principal amount of all Revolving Loans and Swing Line Loans and (ii) the aggregate amount of all Letter of Credit Outstandings exceeds the Revolving Loan Commitment Amount (as it may be reduced from time to time, including pursuant to SECTION 2.2 and SECTION 3.1.2), the Borrower shall make a mandatory prepayment of all the Revolving Loans or all Swing Line Loans (or both) and, if necessary, give cash collateral to the Administrative Agent pursuant to an agreement satisfactory to the Administrative Agent to collateralize Letter of Credit Outstandings, in an aggregate amount equal to such excess.

          (c) Concurrently with the receipt (or deemed receipt) of any Net Proceeds by the Borrower or any of its Restricted Subsidiaries, the Borrower shall make a mandatory prepayment of the Loans (i) in an amount equal to 100% of such Net Proceeds with respect to Net Proceeds described in CLAUSES (b), (c) AND (d) of the definition thereof and (ii) 50% of such Net Proceeds with respect to the Net Proceeds described in CLAUSE (A) of the definition thereof, in each case, to be applied as set forth in SECTION 3.1.2.

          (d) On the Stated Maturity Date and on each Quarterly Payment Date occurring during any period set forth below, the Borrower shall make a scheduled repayment of the aggregate outstanding principal amount of the Term Loans, if any, in an amount equal to the amount set forth below:


                                                     Required Repayment Amount
                                                    Expressed as a Percentage
          Period                                     of the Conversion Amount
          ------                                    --------------------------
     Conversion Date through (and including) the
     date of the first anniversary of the
     Conversion Date                                           3.75%

     the first day following the first anniversary
     of the Conversion Date through (and
     including) the date of the second anniversary
     of the Conversion Date                                     5%

     the first day following the second
     anniversary of the Conversion Date through
     (and including) the date of the third
     anniversary of the Conversion Date                        7.5%

     the first day following the third anniversary
     of the Conversion Date through (and
     including) the date of the fourth anniversary
     of the Conversion Date                                    8.75%

     Stated Maturity Date for Term Loans                 100% of remaining
                                                         principal

                                     -38-


                                                     Required Repayment Amount
                                                    Expressed as a Percentage
          Period                                     of the Conversion Amount
          ------                                    --------------------------

                                                     balance

          (e) Immediately upon any acceleration of the Stated Maturity Date of any Loans pursuant to SECTION 8.2 or SECTION 8.3, the Borrower shall repay all the Loans, unless, pursuant to SECTION 8.3, only a portion of all the Loans is so accelerated (in which case the portion so accelerated shall be so repaid).

Each prepayment of any Loans made pursuant to this Section shall be without premium or penalty, except as may be required by SECTION 4.4. No prepayment of principal of any Revolving Loans or Swing Line Loans pursuant to CLAUSE (a) or
(b) shall cause a reduction in the Revolving Loan Commitment Amount or the Swing Line Loan Commitment Amount, as the case may be.

     SECTION 3.1.2. APPLICATION. Amounts prepaid shall be applied as set forth in this Section.

          (a) Subject to CLAUSE (b), each prepayment or repayment of the principal of the Loans shall be applied, to the extent of such prepayment or repayment, FIRST, to the principal amount thereof being maintained as Base Rate Loans, and SECOND, to the principal amount thereof being maintained as LIBO Rate Loans; PROVIDED, that mandatory prepayments of LIBO Rate Loans made pursuant to CLAUSE (c) of SECTION 3.1.1, if not made on the last day of the Interest Period with respect thereto, shall be prepaid subject to the provisions of SECTION 4.4 (together with a payment of all accrued interest).

          (b) Each prepayment of Loans made pursuant to CLAUSE (c) of SECTION
     3.1.1 shall be applied (i) FIRST, (A) prior to the Conversion Date, to the mandatory prepayment of the outstanding principal amount of all Term Loans and/or a reduction in the Term Loan Commitment Amount, and (B) on and after the Conversion Date, to the mandatory prepayment of the outstanding principal amount of all Term Loans (with the amount of such prepayment of the Term Loans being applied to the remaining Term Loan, amortization payments, in inverse order in accordance with the amount of each such remaining Term Loan amortization payment), until all Term Loans have been paid in full, and (ii) SECOND, once all Term Loans have been repaid in full and the Term Loan Commitment Amount has been reduced to $0, all prepayments of Loans made pursuant to CLAUSE (c) of SECTION 3.1.1 shall be applied to the repayment of any outstanding Revolving Loans and, in the case of Asset Sales only, a reduction of the Revolving Loan Commitment Amount in accordance with SECTION 2.2.2.

     SECTION 3.2. INTEREST PROVISIONS. Interest on the outstanding principal amount of Loans shall accrue and be payable in accordance with this SECTION 3.2.

     SECTION 3.2.1. RATES. Subject to SECTION 2.3.2, pursuant to an appropriately delivered Borrowing Request or Continuation/Conversion Notice, the Borrower may elect that Loans comprising a Borrowing accrue interest at a rate per annum:

          (a) on that portion maintained from time to time as a Base Rate Loan, equal to the sum of the Alternate Base Rate from time to time in effect plus the Applicable Margin; PROVIDED that all Swing Line Loans shall always accrue interest at the then effective Applicable Margin for Revolving Loans maintained as Base Rate Loans; and

          (b) on that portion maintained as a LIBO Rate Loan, during each Interest Period applicable thereto, equal to the sum of the LIBO Rate (Reserve Adjusted) for such Interest Period plus the Applicable Margin.

     All LIBO Rate Loans shall bear interest from and including the first day of the applicable Interest Period to (but not including) the last day of such Interest Period at the interest rate determined as applicable to such LIBO Rate Loan.

     SECTION 3.2.2. POST-MATURITY RATES. After the date any principal amount of any Loan or Reimbursement Obligation is due and payable (whether on the Stated Maturity Date, upon acceleration or otherwise), or after any other monetary Obligation of the Borrower shall have become due and payable, the Borrower shall pay, but only to the extent permitted by law, interest (after as well as before judgment) on such amounts at a rate per annum equal to the Alternate Base Rate from time to time in effect plus the Applicable Margin then in effect plus a margin of 2%.

     SECTION 3.2.3. PAYMENT DATES. Interest accrued on each Loan shall be payable, without duplication:

          (a) on the Stated Maturity Date therefor;

          (b) on the date of any payment or prepayment, in whole or in part, of principal outstanding on such Loan on the principal amount so paid or prepaid;

          (c) with respect to Base Rate Loans, on each Quarterly Payment Date occurring after the Effective Date;

          (d) with respect to LIBO Rate Loans, on the last day of each applicable Interest Period (and, if such Interest Period shall exceed three months, on the date occurring on each three-month interval occurring after the first day of such Interest Period); and

          (e) on that portion of any Loans the Stated Maturity Date of which is accelerated pursuant to SECTION 8.2 or SECTION 8.3, immediately upon such acceleration.

Interest accrued on Loans or other monetary Obligations arising under this Agreement or any other Loan Document after the date such amount is due and payable (whether on the Stated Maturity Date, upon acceleration or otherwise) shall be payable upon demand.

     SECTION 3.3.  FEES.  The Borrower agrees to pay the fees set forth in this
SECTION 3.3.  All such fees shall be non-refundable.

     SECTION 3.3.1. COMMITMENT FEE. The Borrower agrees to pay to the Administrative Agent for the account of each Lender, for the period (including any portion thereof when any of its Commitments are suspended by reason of the Borrower's inability to satisfy any condition of ARTICLE V) commencing on the Effective Date and continuing through the applicable Commitment Termination Date, a commitment fee in an amount equal to the Applicable Commitment Fee Margin, in each case on such Lender's Percentage of the sum of the average daily unused portion of the applicable Commitment Amount (net of Letter of Credit Outstandings, in the case of the Revolving Loan Commitment Amount.) All commitment fees payable pursuant to this Section shall be calculated on a year comprised of 360 days and payable by the Borrower in arrears on each Quarterly Payment Date, commencing with the first Quarterly Payment Date following the Effective Date, on the Conversion Date, and on the Revolving Loan Commitment Termination Date. The making of Swing Line Loans shall not constitute usage of the Revolving Loan Commitment with respect to the calculation of commitment fees to be paid by the Borrower to the Lenders.

     SECTION 3.3.2. AGENT'S FEE. The Borrower agrees to pay to the Administrative Agent, for its own account, the fees in the amounts and on the dates set forth in the Fee Letter.

     SECTION 3.3.3. LETTER OF CREDIT FEE. The Borrower agrees to pay to the Administrative Agent, for the PRO RATA account of the applicable Issuer and each Revolving Loan Lender, a Letter of Credit fee in an amount per annum equal to the then Applicable Margin for Revolving Loans maintained as LIBO Rate Loans, multiplied by the Stated Amount of each such Letter of Credit, such fees being payable, upon issuance of each Letter of Credit (for the period from the date of issuance to the earlier of the expiration date of the applicable Letter of Credit and the immediately succeeding Quarterly Payment Date), quarterly in arrears on each Quarterly Payment Date. The Borrower further agrees to pay to the applicable Issuer in advance on the date of issuance or extension of each Letter of Credit (for the period from the date of issuance to the earlier of the expiration date of the applicable Letter of Credit and the immediately succeeding Quarterly Payment Date, and thereafter quarterly in arrears on each Quarterly Payment Date) a fronting fee as specified in the Fee Letter or as otherwise agreed to by the Borrower and such Issuer.


                                      ARTICLE IV

                        CERTAIN LIBO RATE AND OTHER PROVISIONS

     SECTION 4.1. LIBO RATE LENDING UNLAWFUL. If any Lender shall determine (which determination shall, upon notice thereof to the Borrower and the Lenders, be conclusive and binding on the Borrower) that the introduction of or any change in or in the interpretation of any law makes it unlawful, or any central bank or other governmental authority asserts that it is unlawful, for such Lender to make, continue or maintain any Loan as, or to convert any Loan into, a LIBO Rate Loan, the obligations of such Lender to make, continue, maintain or convert any such LIBO Rate Loan shall, upon such determination, forthwith be suspended until such Lender shall notify the Administrative Agent that the circumstances causing such suspension no longer exist, and all outstanding LIBO Rate Loans of such Lender shall automatically convert into Base Rate Loans at the end of the then current Interest Periods with respect thereto or sooner, if required by such law or assertion.

     SECTION 4.2. DEPOSITS UNAVAILABLE. If the Administrative Agent shall have determined that:

          (a) Dollar deposits in the relevant amount and for the relevant Interest Period are not available to it in its relevant market; or

          (b) by reason of circumstances affecting it's relevant market, adequate means do not exist for ascertaining the interest rate applicable hereunder to LIBO Rate Loans,

then, upon notice from the Administrative Agent to the Borrower and the Lenders, the obligations of all Lenders under SECTION 2.3 and SECTION 2.4 to make or continue any Loans as, or to convert any Loans into, LIBO Rate Loans shall forthwith be suspended until the Administrative Agent shall notify the Borrower and the Lenders that the circumstances causing such suspension no longer exist.

     SECTION 4.3. INCREASED LIBO RATE LOAN COSTS, ETC. The Borrower agrees to reimburse each Lender for any increase in the cost to such Lender of, or any reduction in the amount of any sum receivable by such Lender in respect of, making, continuing or maintaining (or of its obligation to make, continue or maintain) any Loans as, or of converting (or of its obligation to convert) any Loans into, LIBO Rate Loans that arise in connection with any change in, or the introduction, adoption, effectiveness, interpretation, reinterpretation or phase-in after the date hereof of, any law or regulation, directive, guideline, decision or request (whether or not having the force of law) of any court, central bank, regulator or other governmental authority, except for such changes with respect to increased capital costs and taxes which are governed by SECTIONS
4.5 and 4.6, respectively. Such Lender shall promptly notify the Administrative Agent and the Borrower in writing of the occurrence of any such event, such notice to state, in reasonable detail, the reasons therefor and the additional amount required fully to compensate such Lender for such increased cost or reduced amount. Such additional amounts shall be payable by the Borrower directly to such Lender within five days (with at least one day being a Business
Day) of its receipt of such notice, and such notice shall, in the absence of manifest error, be conclusive and binding on the Borrower.

     Without limiting the foregoing, in the event that, as a result of any such change, introduction, adoption or the like described above, the LIBOR Reserve Percentage decreases for any Lender's LIBO Rate Loans, such Lender shall give prompt notice thereof in writing to the Administrative Agent and the Borrower. On the first Business Day following delivery of such notice, the LIBO Rate (Reserve Adjusted) attributable to such Lender's LIBO Rate Loans shall be adjusted to give the Borrower the benefit of such decrease (for so long as such decrease shall remain in effect).

     SECTION 4.4. FUNDING LOSSES. In the event any Lender shall incur any loss or expense (including any loss or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to make, continue or maintain any portion of the principal amount of any Loan as, or to convert any portion of the principal amount of any Loan into, a LIBO Rate Loan) as a result of:

          (a) any conversion or repayment or prepayment of the principal amount of any LIBO Rate Loans on a date other than the scheduled last day of the Interest Period applicable thereto, whether pursuant to SECTION 3.1 or otherwise;

          (b) any Loans not being made as LIBO Rate Loans in accordance with the Borrowing Request therefor; or

          (c) any Loans not being continued as, or converted into, LIBO Rate Loans in accordance with the Continuation/Conversion Notice therefor,

then, upon the written notice of such Lender to the Borrower (with a copy to the Administrative Agent), the Borrower shall, within five days of its receipt thereof, pay directly to such Lender such amount as will (in the reasonable determination of such Lender) reimburse such Lender for such loss or expense. Such written notice (which shall include calculations in reasonable detail) shall, be rebuttably presumptive evidence of the amount of such loss or expense.

     SECTION 4.5. INCREASED CAPITAL COSTS. If any change in, or the introduction, adoption, effectiveness, interpretation, reinterpretation or phase-in of, any law or regulation, directive, guideline, decision or request (whether or not having the force of law) of any court, central bank, regulator or other governmental authority affects or would affect the amount of capital required or expected to be maintained by any Lender (including any Issuer) or any Person controlling such Lender, and such Lender determines (in good faith but in its sole and absolute discretion) that the rate of return on its or such controlling Person's capital as a consequence of the Commitments or the Loans made, or the Letters of Credit issued by or participated in, by such Lender is reduced to a level below that which such Lender or such controlling Person could have achieved but for the occurrence of any such circumstance, then, in any such case upon notice from time to time by such Lender to the Borrower, the Borrower shall immediately pay directly to such Lender additional amounts sufficient to compensate such Lender or such controlling Person for such reduction in rate of return. A statement of such Lender as to any such additional amount or amounts (including calculations thereof in reasonable detail) shall, be rebuttably presumptive evidence of the amount of such loss or expense. In determining such amount, such Lender may use any method of averaging and attribution that it (in its sole and absolute discretion) shall deem applicable.

     SECTION 4.6. TAXES. (a) Any and all payments by the Borrower and each other Obligor under this Agreement and each other Loan Document shall be made without setoff, counterclaim or other defense, and free and clear of, and without deduction or withholding for or on account of, any Taxes, except to the extent such Taxes are imposed by law. In the event that any Taxes are required by law to be deducted or withheld from any payment required to be made by the Borrower or any other Obligor to or on behalf of the Administrative Agent or any Lender hereunder or under any other Loan Document, then:

               (i) subject to CLAUSE (f), if such Taxes are Non-Excluded Taxes, the amount of such payment shall be increased as may be necessary such that such payment is made, after withholding or deduction for or on account of such Taxes, in an amount that is not less than the amount provided for herein or in such other Loan Document; and

               (ii) the Borrower shall withhold the full amount of such Taxes from such payment (as increased pursuant to CLAUSE (a) (i)) and shall pay such amount to the Governmental Authority imposing such Taxes in accordance with applicable law.

          (b) In addition, the Borrower and each other Obligor shall pay any and all Other Taxes imposed to the relevant Governmental Authority imposing such Other Taxes in accordance with applicable law.

          (c) As promptly as practicable after the payment of any Taxes or Other Taxes, and in any event within 45 days of any such payment being due, the Borrower shall furnish to the Administrative Agent a copy of an official receipt (or a certified copy thereof) evidencing the payment of such Taxes or Other Taxes. The Administrative Agent shall make copies thereof available to any Lender upon request therefor.

          (d) Subject to CLAUSE (f), the Borrower shall indemnify the Administrative Agent and each Lender for any Non-Excluded Taxes and Other Taxes levied, imposed or assessed on (and whether or not paid directly by) the Administrative Agent or such Lender (and whether or not such Non-Excluded Taxes or Other Taxes are correctly or legally asserted by the relevant Governmental Authority). Promptly upon having knowledge that any such Non-Excluded Taxes or Other Taxes have been levied, imposed or assessed, and promptly upon notice thereof by the Administrative Agent or any Lender, the Borrower shall pay such Non-Excluded Taxes or Other Taxes directly to the relevant Governmental Authority (PROVIDED, HOWEVER, that neither the Administrative Agent nor any Lender shall be under any obligation to
     provide any such notice to the Borrower).   In addition, the Borrower
     shall indemnify the Administrative Agent and each Lender for any incremental Taxes that may become payable by the Administrative Agent or any Lender as a result of any failure of the Borrower to pay any Taxes when due to the appropriate Governmental Authority or to deliver to the Administrative Agent, pursuant to CLAUSE (c), documentation evidencing the payment of Taxes or Other Taxes. With respect to indemnification for Non-Excluded Taxes and Other Taxes actually paid by the Administrative Agent or any Lender or the indemnification provided in the immediately preceding sentence, such indemnification shall be made within 30 days after the date the Administrative Agent or such Lender, as the case may be, makes written demand therefor. The Borrower acknowledges that any payment made to the Administrative Agent or any Borrower or to any Governmental Authority in respect of the indemnification obligations of the Borrower provided in this clause shall constitute a payment in respect of which the provisions of 73

          (e) Each Non-U.S. Lender, on or prior to the date on which such non-U.S. Lender becomes a Lender hereunder (and from time to time thereafter upon the request of the Borrower or the Administrative Agent, but only for so long as such non-U.S. Lender is legally entitled to do so), shall deliver to the Borrower and the Administrative Agent either

               (i)(x) two duly completed copies of either (A) Internal Revenue Service Form 1001 or (B) Internal Revenue Service Form 4224, or in either case an applicable successor form, and (y) a duly completed copy of Internal Revenue Service Form W-8 or W-9 or applicable successor form; or

               (ii) in the case of a Non-U.S. Lender that is not legally entitled to deliver either form listed in CLAUSE (e)(i)(x), (x) a certificate of a duly authorized officer of such Non-U.S. Lender to the effect that such Non-U.S. Lender is not (A) a "bank" within the meaning of Section 881(c)(3)(A) of the Code, (B) a "10 percent shareholder" of the Borrower within the meaning of Section 881(c)(3)(B) of the Code, or (C) a controlled foreign corporation receiving interest from a related person within the meaning of Section 881(c)(3)(C) of the Code (such certificate, an "Exemption Certificate") and (y) two duly completed copies of Internal Revenue Service Form W-8 or applicable successor form.

          (f) The Borrower shall not be obligated to gross up any payments to any Lender pursuant to CLAUSE (a)(i), or to indemnify any Lender pursuant to CLAUSE (d), in respect of United States federal withholding taxes to the extent imposed as a result of (i) the failure of such Lender to deliver to the Borrower the form or forms and/or an Exemption Certificate, as applicable to such Lender, pursuant to CLAUSE (e), (ii) such form or forms and/or Exemption Certificate not establishing a complete exemption from U.S. federal withholding tax or the information or certifications made therein by the Lender being untrue or inaccurate on the date delivered in any material respect, or (iii) the Lender designating a successor lending office at which it maintains its Loans which has the effect of causing such Lender to become obligated for tax payments in excess of those in effect immediately prior to such designation; PROVIDED, HOWEVER, that the Borrower shall be obligated to gross up any payments to any such Lender pursuant to CLAUSE (a)(i), and to indemnify any such Lender pursuant to CLAUSE
     (d), in respect to United States federal withholding taxes if (i) any such failure to deliver a form or forms or an Exemption
     Certificate or the failure of such form or forms or Exemption
     Certificate to establish a complete exemption from U.S. federal withholding tax or inaccuracy or untruth contained therein resulted from a change in any applicable statute, treaty, regulation or other applicable law or any interpretation of any of the foregoing occurring after the date hereof, which change rendered such Lender no longer legally entitled to deliver such form or forms or Exemption Certificate or otherwise ineligible for a complete exemption from U.S. federal withholding tax, or rendered the information or certifications made in such form or forms or Exemption Certificate untrue or inaccurate in a material respect, (ii) the redesignation of the Lender's lending office was made at the request of the Borrower or (iii) the obligation to gross up payments to any such Lender pursuant to CLAUSE (a)(i) or to indemnify any such Lender pursuant to CLAUSE (d) is with respect to an Assignee Lender that becomes an Assignee Lender as a result of an assignment made at the request of the Borrower.

     SECTION 4.7. PAYMENTS, COMPUTATIONS, ETC. Unless otherwise expressly provided, all payments by the Borrower pursuant to this Agreement, the Notes, each Letter of Credit or any other Loan Document shall be made by the Borrower to the Administrative Agent for the PRO RATA account of the Lenders entitled to receive such payment. All such payments required to be made to the Administrative Agent shall be made, without setoff, deduction or counterclaim, not later than 1:00 p.m., New York time, on the date due, in same day or immediately available funds, to such account as the Administrative Agent shall specify from time to time by notice to the Borrower. Funds received after that time shall be deemed to have been received by the Administrative Agent on the next succeeding Business Day. The Administrative Agent shall promptly remit in same day funds to each Lender its share, if any, of such payments received by the Administrative Agent for the account of such Lender. All interest (including interest on LIBO Rate Loans) and fees shall be computed on the basis of the actual number of days (including the first day but excluding the last day) occurring during the period for which such interest or fee is payable over a year comprised of 360 days (or, in the case of interest on a Base Rate Loan (calculated at other than the Federal Funds Rate), 365 days or, if appropriate, 366 days). Whenever any payment to be made shall otherwise be due on a day which is not a Business Day, such payment shall (except as otherwise required by CLAUSE (c) of the definition of the term "INTEREST PERIOD") be made on the next succeeding Business Day and such extension of time shall be included in computing interest and fees, if any, in connection with such payment.

     SECTION 4.8. SHARING OF PAYMENTS. If any Lender shall obtain any payment or other recovery (whether voluntary, involuntary, by application of setoff or otherwise) on account of any Loan or Reimbursement Obligation (other than pursuant to the terms of SECTION 4.3, 4.4, 4.5 or 4.6) in excess of its PRO RATA share of payments then or therewith obtained by all Lenders, such Lender shall purchase from the other Lenders such participations in Credit Extensions made by them as shall be necessary to cause such purchasing Lender to share the excess payment or other recovery ratably with each of them; PROVIDED, HOWEVER, that if all or any portion of the excess payment or other recovery is thereafter recovered from such purchasing
Lender, the purchase shall be rescinded and each Lender which has sold a participation to the purchasing Lender shall repay to the purchasing Lender the purchase price to the ratable extent of such recovery together with an amount equal to such selling Lender's ratable share (according to the proportion of:

          (a) the amount of such selling Lender's required repayment to the purchasing Lender

TO

          (b) total amount so recovered from the purchasing Lender)

of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered. The Borrower agrees that any Lender so purchasing a participation from another Lender pursuant to this Section may, to the fullest extent permitted by law, exercise all its rights of payment (including pursuant to SECTION 4.9) with respect to such participation as fully as if such Lender were the direct creditor of the Borrower in the amount of such participation. If under any applicable bankruptcy, insolvency or other similar law, any Lender receives a secured claim in lieu of a setoff to which this Section applies, such Lender shall, to the extent practicable, exercise its rights in respect of such secured claim in a manner consistent with the rights of the Lenders entitled under this Section to share in the benefits of any recovery on such secured claim.

     SECTION 4.9. SETOFF. Each Lender shall, upon the occurrence and during the continuance of any Default described in CLAUSES (a) through (d) of SECTION
8.1.9 or, with the consent of the Required Lenders, upon the occurrence and during the continuance of any other Event of Default, have the right to appropriate and apply to the payment of the Obligations owing to it (whether or not then due), and (as security for such Obligations) the Borrower hereby grants to each Lender a continuing security interest in, any and all balances, credits, deposits, accounts or moneys of the Borrower then or thereafter maintained with such Lender; PROVIDED, HOWEVER, that any such appropriation and application shall be subject to the provisions of SECTION 4.8. Each Lender agrees promptly to notify the Borrower and the Administrative Agent after any such setoff and application made by such Lender; PROVIDED, HOWEVER, that the failure to give such notice shall not affect the validity of such setoff and application. The rights of each Lender under this Section are in addition to other rights and remedies (including other rights of setoff under applicable law or otherwise) which such Lender may have.

     SECTION 4.10. REPLACEMENT OF LENDER. Each Lender agrees that, upon the occurrence of any event set forth in SECTIONS 4.1, 4.3, 4.5, or 4.6, such Lender will use reasonable efforts to book and maintain its Loans through a different lending office or to transfer its Loans to an Affiliate with the objective of avoiding or minimizing the consequences of such event; PROVIDED that such booking or transfer is not otherwise disadvantageous to such Lender as determined by such Lender in its sole and absolute discretion. If any Lender has demanded to be paid additional amounts pursuant to SECTIONS 4.1, 4.3, 4.5 or 4.6, and the payment of such additional amounts are, and are likely to continue to be, more onerous in the reasonable judgment of the Borrower than with respect to the other Lenders, then the Borrower shall have the right at any time when no Default or Event of Default shall have occurred and be continuing to seek one or more financial institutions which are not Affiliates of the Borrower (each, a "REPLACEMENT LENDER") to purchase with the written consent of the Administrative Agent
(which consent shall not be (x) required if such proposed Replacement Lender is already a Lender, or an Affiliate of a Lender, or (y) unreasonably delayed or withheld) the outstanding Loans and Commitments of such Lender (the
"AFFECTED LENDER"), and if the Borrower locates a Replacement Lender, the Affected Lender shall, upon

          (i) prior written notice to the Administrative Agent,

          (ii) (A) payment to the Affected Lender of the purchase price agreed between it and the Replacement Lender (or, failing such agreement, a purchase price in the amount of the outstanding principal amount of the Affected Lender's Loans and accrued interest thereon to the date of payment) by the Replacement Lender plus (B) payment by the Borrower of all amounts (other than principal and interest) then due to the Affected Lender or accrued for its account hereunder or under any other Loan Document,

          (iii) satisfaction of the provisions set forth in SECTION 10.11.1, and

          (iv) payment by the Borrower to the Affected Lender and the Administrative Agent of all reasonable out-of-pocket expenses in connection with such assignment and assumption (including the processing fees described in SECTION 10.11.1), assign and delegate all its rights and obligations under this Agreement and any other Loan Document to which it is a party (including its outstanding Loans) to the Replacement Lender (such assignment to be made without recourse, representation or warranty), and the Replacement Lender shall assume such rights and obligations, whereupon the Replacement Lender shall in accordance with
SECTION 10.11.1 become a party to each Loan Document to which the Affected Lender is a party and shall have the rights and obligations of a Lender thereunder and the Affected Lender shall be released from its obligations hereunder and each other Loan Document to the extent of such assignment and delegation.


                                      ARTICLE V

                           CONDITIONS TO CREDIT EXTENSIONS

     SECTION 5.1. INITIAL CREDIT EXTENSION. The obligations of the Lenders and, if applicable, the Issuer to fund the initial Credit Extension shall be subject to the prior or concurrent satisfaction of each of the conditions precedent set forth in this SECTION 5.1.

     SECTION 5.1.1. RESOLUTIONS, ETC. The Administrative Agent shall have received from each Obligor, as applicable, (i) a copy of a good standing certificate, dated a date reasonably close to the Closing Date, for each such Person and (ii) a certificate, dated the date of the initial Credit Extension and with counterparts for each Lender, duly executed and delivered by such Person's Secretary or Assistant Secretary, as to:

          (a) resolutions of each such Person's Board of Directors then in full force and effect authorizing the execution, delivery and performance of this Agreement, each other Loan Document to be executed by such Person and the transactions contemplated hereby and thereby;

          (b) the incumbency and signatures of those of its officers, authorized to act with respect to this Agreement and each other Loan Document to be executed by such Person; and

          (c) the full force and validity of each Organic Document of such Person and copies thereof;

upon which certificates the Administrative Agent, each Lender and each Issuer may conclusively rely until it shall have received a further certificate of the Secretary or Assistant Secretary, of any such Person canceling or amending the prior certificate of such Person.

     SECTION 5.1.2. CLOSING DATE CERTIFICATE. The Administrative Agent shall have received, with counterparts for each Lender, the Borrower Closing Date Certificate, dated the date of the initial Credit Extension and duly executed and delivered by an Authorized Officer of the Borrower, in which certificate the Borrower shall agree and acknowledge that the statements made therein shall be deemed to be true and correct representations and warranties of the Borrower as of such date, and, at the time each such certificate is delivered, such statements shall in fact be true and correct. All documents and agreements required to be appended to the Borrower Closing Date Certificate shall be in form and substance reasonably satisfactory to the Administrative Agent.

     SECTION 5.1.3. DELIVERY OF NOTES. The Administrative Agent shall have received, for the account of each Lender, such Lender's Notes duly executed and delivered by an Authorized Officer of the Borrower.

     SECTION 5.1.4. PLEDGE AGREEMENTS. The Administrative Agent shall have received, with counterparts for each Lender,

          (a) the Borrower Pledge Agreement, dated as of the date hereof, duly executed and delivered by an Authorized Officer of the Borrower, together with

               (i) certificates evidencing all of the (A) issued and outstanding shares of Capital Stock of the Borrower's Restricted Subsidiaries, and
          (B) shares of Capital

          Stock owned by the Borrower with respect to any of its U.S. Subsidiaries which certificates shall be accompanied by undated stock powers duly executed in blank;

               (ii) certificates evidencing 65% of the issued and outstanding shares of Capital Stock of each direct Foreign Subsidiary of the Borrower, which certificates shall be accompanied by undated stock powers duly executed in blank, or, if any securities pledged pursuant to the Borrower Pledge Agreement are uncertificated securities, confirmation and evidence satisfactory to the Administrative Agent that the security interest in such uncertificated securities has been perfected by the Administrative Agent for the benefit of the Secured Parties in accordance with the U.C.C. and all laws otherwise applicable to the perfection of the pledge of such shares; and

               (iii) all Pledged Notes (as defined in the Borrower Pledge Agreement), if any, evidencing Indebtedness payable to the Borrower duly endorsed to the order of the Administrative Agent, together with Uniform Commercial Code Financing Statements (or similar instruments) in respect of such Pledged Notes executed by the Borrower to be filed in such jurisdictions as the Administrative Agent may reasonably request;

          (b) the Subsidiary Pledge Agreement, dated as of the date hereof, duly executed and delivered by an Authorized Officer of each Guarantor that has any Subsidiaries, together with

               (i) certificates evidencing all of the issued and outstanding shares of Capital Stock owned by such Guarantor which certificates shall be accompanied by undated stock powers duly executed in blank;

               (ii) certificates evidencing 65% of the issued and outstanding shares of each direct Foreign Subsidiary of such Guarantor, which certificates shall be accompanied by undated stock powers duly executed in blank, or, if any securities pledged pursuant to the Subsidiary Pledge Agreement are uncertificated securities, confirmation and evidence satisfactory to the Administrative Agent that the security interest in such uncertificated securities has been transferred to and perfected by the Administrative Agent for the benefit of the Secured Parties in accordance with Section 8-313,
          Section 8-321 and Section 9-115 of the U.C.C. and all laws otherwise applicable to the perfection of the pledge of such shares; and

               (iii) all Pledged Notes (as defined in the Subsidiary Pledge Agreement), if any, evidencing Indebtedness payable to a Guarantor duly endorsed to the order of the Administrative Agent, together with Uniform Commercial Code Financing Statements (or similar instruments) in respect of such Pledged Notes executed by such Guarantor to be filed in such jurisdictions as the Administrative Agent may reasonably request; and

          (c) the Administrative Agent and its counsel shall be satisfied that
     (i) the Lien granted to the Administrative Agent, for the benefit of the Secured Parties in the collateral described above is a first priority (or local equivalent thereof) security interest; and (ii) no Lien exists on any of the collateral described above other than the Lien created in favor of the Administrative Agent, for the benefit of the Secured Parties, pursuant to a Loan Document.

     SECTION 5.1.5. SECURITY AGREEMENTS. The Administrative Agent shall have received, with counterparts for each Lender, executed counterparts of the Borrower Security Agreement and the Subsidiary Security Agreement, each dated as of the date hereof, duly executed by the applicable Obligor, together with

          (a) executed copies of Uniform Commercial Code financing statements (Form UCC-1), naming the applicable Obligor as a debtor and the Administrative Agent as the secured party, or other similar instruments or documents, to be filed under the Uniform Commercial Code of all jurisdictions as may be necessary or, in the opinion of the Administrative Agent, desirable to perfect the security interests of the Administrative Agent pursuant to the applicable Security Agreement;

          (b) executed copies of proper Uniform Commercial Code Form UCC-3 termination statements, if any, necessary to release all Liens and other rights of any Person

               (i) in any collateral described in such Security Agreement previously granted by any Person, and

               (ii) securing any of the Indebtedness identified in ITEM 7.2.2(b) of the Disclosure Schedule,

     together with such other Uniform Commercial Code Form UCC-3 termination statements as the Administrative Agent may reasonably request from such Obligors; and

          (c) certified copies of Uniform Commercial Code Requests for Information or Copies (Form UCC-11), or a similar search report certified by a party acceptable to the Administrative Agent, dated a date reasonably near to the date of the initial Credit Extension, listing all effective financing statements which name any Obligor (under its present name and any previous names) as the debtor and which are filed in the jurisdictions in which filings were made pursuant to CLAUSE (a) above, together with copies of such financing statements (none of which shall cover any collateral described in any Security Agreement).

          (d) the Administrative Agent and its counsel shall be satisfied that the Lien granted to the Administrative Agent, for the benefit of the Secured Parties in the collateral described above is a first priority (or local equivalent) security interest; and no Lien exists on any of the collateral described above other than (i) the Lien created in favor of the Administrative Agent, for the benefit of the Secured Parties, pursuant to a Loan Document or (ii) the Liens permitted pursuant to SECTION 7.2.3.

     SECTION 5.1.6. PATENT SECURITY AGREEMENT, COPYRIGHT SECURITY AGREEMENT AND TRADEMARK SECURITY AGREEMENT. The Administrative Agent shall have received the Patent Security Agreement, the Copyright Security Agreement and the Trademark Security Agreement, as applicable, each dated as of the date of the initial Credit Extension, duly executed and delivered by the applicable Obligor.

     SECTION 5.1.7. FINANCIAL INFORMATION, ETC. The Administrative Agent shall have received, with counterparts for each Lender,

          (a) audited consolidated financial statements of the Borrower and its Subsidiaries as at December 31, 1997, without Impermissible Qualification and the results of which shall be satisfactory to the Administrative Agent; and

          (b) a PRO FORMA opening balance sheet of the Borrower, as of the Closing Date (the "PRO FORMA BALANCE SHEET"), certified by the chief financial or accounting Authorized Officer of the Borrower, giving effect to the contemplated financing and reflecting the existing and proposed legal and capital structure (both debt and equity) of the Borrower, which shall be satisfactory to the Administrative Agent in all respects.

     SECTION 5.1.8. COMPLIANCE CERTIFICATE. The Administrative Agent shall have received, with counterparts for each Lender, an initial Compliance Certificate on a PRO FORMA basis as if the Credit Extension to be made on the date of the initial Credit Extension had occurred as of June 30, 1998 and as to such items therein as the Administrative Agent reasonably requests, dated the date of the initial Credit Extension, duly executed (and with all schedules thereto duly completed) and delivered by the chief executive, financial or accounting Authorized Officer of the Borrower.

     SECTION 5.1.9. SOLVENCY, ETC. The Administrative Agent shall have received, with counterparts for each Lender, a certificate duly executed and delivered by the chief financial or accounting Authorized Officer of the Borrower, dated the date of the initial Credit Extension, in the form of EXHIBIT M attached hereto.

     SECTION 5.1.10. PAYMENT OF OUTSTANDING INDEBTEDNESS, ETC. All Indebtedness identified in ITEM 7.2.2(b) ("Indebtedness to be Paid") of the Disclosure Schedule (including under or in connection with the Existing Loan Agreement), together with all interest, all prepayment premiums and other amounts due and payable with respect thereto, shall have been paid in full from the proceeds of the initial Credit Extension and the commitments in respect of such Indebtedness shall have been terminated, and all Liens securing payment of any such Indebtedness have been released and the Administrative Agent shall have received all Uniform Commercial Code Form UCC-3 termination statements or other instruments as may be suitable or appropriate in connection therewith. The lenders under the Existing Loan Agreement shall have delivered a pay-off letter in customary form and otherwise in form and substance satisfactory to the Administrative Agent.

     SECTION 5.1.11. SUBSIDIARY GUARANTY. The Administrative Agent shall have received, with counterparts for each Lender, the Subsidiary Guaranty, dated as of the date hereof, duly executed and delivered by each Guarantor.

     SECTION 5.1.12. CLOSING FEES, EXPENSES, ETC. The Administrative Agent shall have received for its own account all fees, costs and expenses due and payable pursuant to SECTIONS 3.3 and 10.3, if then invoiced (in reasonable detail).

     SECTION 5.1.13. INSURANCE. The Administrative Agent shall have received, with copies for each Lender, certified copies of the insurance policies (or binders in respect thereof), from one or more insurance companies satisfactory to the Administrative Agent, evidencing coverage required to be maintained pursuant hereto and each Loan Document.

     SECTION 5.1.14. OPINIONS OF COUNSEL. The Administrative Agent shall have received opinions, dated the date of the initial Credit Extension and addressed to the Administrative Agent and all Lenders, from Morgan, Lewis & Bockius, LLP, counsel to the Obligors, substantially in the form of EXHIBIT I hereto.

     SECTION 5.1.15. MATERIAL ADVERSE CHANGE. No Material Adverse Effect has occurred since December 31, 1997.

     SECTION 5.2. ALL CREDIT EXTENSIONS. The obligation of each Lender and each Issuer to make any Credit Extension (including the initial Credit Extension) shall be subject to SECTIONS 2.1.4 and 2.1.5 and the satisfaction of each of the conditions precedent set forth in this SECTION 5.2.

     SECTION 5.2.1. COMPLIANCE WITH WARRANTIES, NO DEFAULT, ETC. Both before and after giving effect to any Credit Extension (but, if any Default of the nature referred to in SECTION 8.1.5 shall have occurred with respect to any other Indebtedness, without giving effect to the application, directly or indirectly, of the proceeds thereof) the following statements shall be true and correct:

          (a) the representations and warranties set forth in ARTICLE VI (excluding, however, those contained in SECTION 6.7) and in each other Loan Document shall, in each case, be true and correct with the same effect as if then made (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date);

          (b) except as disclosed by the Borrower to the Administrative Agent and the Lenders pursuant to SECTION 6.7,

               (i) no labor controversy, litigation, arbitration or governmental investigation or proceeding shall be pending or, to the knowledge of the Borrower, threatened against the Borrower or any of its Subsidiaries which could reasonably be expected to have a Material Adverse Effect, or which would adversely affect the legality, validity or enforceability of this Agreement or any other Loan Document; and

               (ii) no development shall have occurred in any labor controversy, litigation, arbitration or governmental investigation or proceeding disclosed pursuant to SECTION 6.7 which could reasonably be expected to have a Material Adverse Effect; and

          (c) no Default shall have then occurred and be continuing.

     SECTION 5.2.2. CREDIT EXTENSION REQUEST, ETC. Subject to SECTION 2.3.2, the Administrative Agent shall have received a Borrowing Request if Loans are being requested, or an Issuance Request if a Letter of Credit is being requested or extended. Each of the delivery of a Borrowing Request or Issuance Request and the acceptance by the Borrower of the proceeds of such Credit Extension shall constitute a representation and warranty by the Borrower that on the date of such Credit Extension (both immediately before and after giving effect to such Credit Extension and the application of the proceeds thereof) the statements made in SECTION 5.2.1 are true and correct in all material respects.

     SECTION 5.2.3. SATISFACTORY LEGAL FORM. All documents executed or submitted pursuant hereto by or on behalf of the Borrower or any of its Subsidiaries or any other Obligors shall be reasonably satisfactory in form and substance to the Administrative Agent and its counsel; the Administrative Agent and its counsel shall have received all information, approvals, opinions, documents or instruments as the Administrative Agent or its counsel may reasonably request.


                                      ARTICLE VI

                            REPRESENTATIONS AND WARRANTIES

     In order to induce the Secured Parties to enter into this Agreement and to make Credit Extensions hereunder, the Borrower represents and warrants to each Secured Party as set forth in this Article.

     SECTION 6.1. ORGANIZATION, ETC. The Borrower and each of its Subsidiaries is (i) validly organized and existing and in good standing under the laws of the state or jurisdiction of its incorporation or organization, and (ii) duly qualified to do business and is in good standing as a foreign entity in each jurisdiction where the nature of its business requires such qualification, except where the failure to so qualify would not result in a Material Adverse Effect, and has full power and authority and holds all requisite governmental licenses, permits and other approvals to enter into and perform its Obligations under this Agreement and each other Loan Document to which it is a party and to own and hold under lease its property and to conduct its business substantially as currently conducted by it except where the failure to hold such licenses, permits and other approvals would not result in a Material Adverse Effect.

     SECTION 6.2. DUE AUTHORIZATION, NON-CONTRAVENTION, ETC. The execution, delivery and performance by the Borrower of this Agreement and each other Loan Document executed or to be executed by it, the execution, delivery and performance by each other Obligor of each Loan Document executed or to be executed by it, are in each case within each such Person's powers, have been duly authorized by all necessary action, and do not

          (a) contravene any such Person's Organic Documents;

          (b) contravene any contractual restriction binding on or affecting any such Person except any such contravention which would not have a Material Adverse Effect;

          (c) contravene (i) any court decree or order binding on or affecting any such Person or (ii) any law or governmental regulation binding on or affecting any such Person; or

          (d) result in, or require the creation or imposition of, any Lien on any of such Person's properties (except as permitted by this Agreement).

     SECTION 6.3.  GOVERNMENT APPROVAL, REGULATION, ETC.  Except as set forth in
Item 6.3 of the Disclosure Schedule, No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other Person other than those that have been duly obtained or made and which are in full force and effect is required for the due execution, delivery or performance by the Borrower or any other Obligor of any Loan Document to which it is a party. Neither the Borrower nor any of its Subsidiaries is an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended.

     SECTION 6.4. VALIDITY, ETC. This Agreement and each other Loan Document executed by the Borrower will, on the due execution and delivery thereof, constitute, the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms; and each other Loan Document executed by each other Obligor will, on the due execution and delivery thereof by such Obligor, constitute the legal, valid and binding obligation of such Obligor enforceable against such Obligor in accordance with its terms (except, in any case, as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally and by principles of equity).

     SECTION 6.5. FINANCIAL INFORMATION. The financial statements of the Borrower and its Subsidiaries furnished to the Administrative Agent and each Lender pursuant to SECTION 5.1.7(a) have been prepared in accordance with GAAP consistently applied, and present fairly the consolidated financial condition of the Persons covered thereby as at the dates thereof and the results of their operations for the periods then ended. All balance sheets, all statements of operations, shareholders' equity and cash flow and all other financial information of each of the Borrower and its Subsidiaries furnished pursuant to
SECTION 7.1.1 have been and will for periods following the Effective Date be prepared in accordance with GAAP consistently applied, and do or will present fairly the consolidated financial condition of the Persons covered thereby as at the dates thereof and the results of their operations for the periods then ended.

     SECTION 6.6. NO MATERIAL ADVERSE CHANGE. No Material Adverse Effect has occurred since December 31, 1997.

     SECTION 6.7. LITIGATION, LABOR CONTROVERSIES, ETC. There is no pending or, to the knowledge of the Borrower or its Subsidiaries, threatened material litigation, action, proceeding, investigation or labor controversy (i) affecting the Borrower or any of its Subsidiaries or any Obligor, or any of their respective properties, businesses, assets or revenues, which could reasonably be expected to have a Material Adverse Effect except as disclosed in ITEM 6.7 of the Disclosure Schedule or (ii) which purports to affect the legality, validity or enforceability of this Agreement or any other Loan Document.

     SECTION 6.8. SUBSIDIARIES. The Borrower has no Subsidiaries, except those Subsidiaries

          (a) which are identified in ITEM 6.8 of the Disclosure Schedule; or

          (b) which are permitted to have been organized or acquired in accordance with SECTIONS 7.2.5 or 7.2.10.

     SECTION 6.9. OWNERSHIP OF PROPERTIES. The Borrower and each of its Subsidiaries owns (i) in the case of owned real property, good and marketable fee title to, and (ii) in the case of owned personal property, good and valid title to, or, in the case of leased real or personal property, valid and enforceable leasehold interests (as the case may be) in, all of its properties and assets, real and personal, tangible and intangible, of any nature whatsoever, free and clear in each case of all Liens or claims, except for Liens permitted pursuant to SECTION 7.2.3.

     SECTION 6.10. TAXES. The Borrower and each of its Subsidiaries has filed all tax returns and reports required by law to have been filed by it and has paid all taxes and governmental charges thereby shown to be due and owing, except any such taxes or charges which are being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books.

     SECTION 6.11. PENSION AND WELFARE PLANS. During the twelve-consecutive-month period prior to the date of the execution and delivery of this Agreement and prior to the date of any Credit Extension hereunder, no steps have been taken to terminate any Pension Plan under circumstances in which the Pension Plan has insufficient assets to pay all its benefit liabilities (as required by section 4041(b)(1) of ERISA), and no contribution failure has occurred with respect to any Pension Plan, sufficient to give rise to a Lien under section 302(f) of ERISA. No condition exists or event or transaction has occurred with respect to any Pension Plan which might result in the incurrence by the Borrower or any member of the Controlled Group of any material liability, material fine or material penalty. Except as disclosed in ITEM 6.11 of the Disclosure Schedule, neither the Borrower nor any member of the Controlled Group has any material contingent liability with respect to any post-retirement benefit under a Welfare Plan, other than liability for continuation coverage described in Part 6 of Title I of ERISA.

     SECTION 6.12. ENVIRONMENTAL WARRANTIES. Except as set forth in ITEM 6.12 of the Disclosure Schedule:

          (a) all facilities and property (including underlying groundwater) owned or leased by the Borrower or any of its Subsidiaries have been, and continue to be, owned or leased by the Borrower and its Subsidiaries in material compliance with all Environmental Laws;

          (b)  there have been no past, and there are no pending or threatened

               (i) claims, complaints, notices or requests for information received by the Borrower or any of its Subsidiaries with respect to any alleged violation of any Environmental Law which could result in a liability to the Borrower or its Restricted Subsidiaries in excess of $1,000,000 individually or in the aggregate, or

               (ii) complaints, notices or inquiries to the Borrower or any of its Subsidiaries regarding potential liability under any Environmental Law which could result in a liability to the Borrower or its Restricted Subsidiaries in excess of $1,000,000 individually or in the aggregate;

          (c) there have been no Releases of Hazardous Materials at, on or under any property now or previously owned or leased by the Borrower or any of its Subsidiaries that have, or could reasonably be expected to have, a Material Adverse Effect;

          (d) the Borrower and its Subsidiaries have been issued and are in material compliance with all permits, certificates, approvals, licenses and other authorizations relating to environmental matters and necessary for their businesses;

          (e) no property now or previously owned or leased by the Borrower or any of its Subsidiaries is listed or proposed for listing (with respect to owned property only) on the National Priorities List pursuant to CERCLA, on the CERCLIS or on any similar state list of sites requiring investigation or clean-up;

          (f) there are no underground storage tanks, active or abandoned, including petroleum storage tanks, on or under any property now or previously owned or leased by the Borrower or any of its Subsidiaries that, singly or in the aggregate, have, or could reasonably be expected to have, a Material Adverse Effect;

          (g) neither the Borrower nor any Subsidiary of the Borrower has directly transported or directly arranged for the transportation of any Hazardous Material to any location which is listed or proposed for listing on the National Priorities List pursuant to CERCLA, on the CERCLIS or on any similar state list or which is the subject of federal, state or local enforcement actions or other investigations which may lead to material claims against the Borrower or such Subsidiary for any remedial work, damage to natural resources or personal injury, including claims under CERCLA;

          (h) there are no polychlorinated biphenyls or friable asbestos present at any property now or previously owned or leased by the Borrower or any Subsidiary of the Borrower that, singly or in the aggregate, have, or could reasonably be expected to have, a Material Adverse Effect; and

          (i) no conditions exist at, on or under any property now or previously owned or leased by the Borrower which, with the passage of time, or the giving of notice or both, would give rise to material liability under any Environmental Law.

     SECTION 6.13. ACCURACY OF INFORMATION. None of the factual information heretofore or contemporaneously furnished by or on behalf of the Borrower in writing to any Secured Party for purposes of or in connection with this Agreement or any transaction contemplated hereby or with respect to any Permitted Acquisition or the financing contemplated hereby (true and complete copies of which were furnished to the Secured Parties in connection with its execution and delivery hereof), contains any untrue statement of a material fact, and none of the other factual information hereafter furnished in connection with this Agreement or any other Loan Document by the Borrower or any other Obligor to any Secured Party will contain any untrue statement of a material fact on the date as of which such information is dated or certified and, as of the date of the execution and delivery of this Agreement by the Administrative Agent and each Lender, the information delivered prior to the date of execution and delivery of this Agreement (unless such information specifically relates to a prior date) does not, and the factual information hereafter furnished shall not on the date as of which such information is dated or certified, omit to state any material fact necessary to make any information not misleading.

     SECTION 6.14. REGULATIONS U AND X. No Obligor is engaged in the business of extending credit for the purpose of purchasing or carrying margin stock, and no proceeds of any Credit Extensions will be used to purchase or carry margin stock or otherwise for a purpose which violates, or would be inconsistent with, F.R.S. Board Regulation U or X. Terms for which meanings are provided in F.R.S. Board Regulation U or X or any regulations substituted therefor, as from time to time in effect, are used in this Section with such meanings.

     SECTION 6.15. YEAR 2000 PROBLEM. Each Obligor has reviewed the areas within its business and operations which could be adversely affected by, and has developed or is developing a program to address on a timely basis, the "Year 2000 Problem" (that is, the risk that computer applications used by such Obligor may be unable to recognize and properly perform date-sensitive functions involving certain dates prior to and any date after December 31,
1999). Based on such review and program, no Obligor reasonably believes that the "Year 2000 Problem" could reasonably be expected to have a Material Adverse Effect. At the request of the Administrative Agent, the Borrower shall provide the Administrative Agent assurance reasonably acceptable to the Administrative Agent of the Borrower's Year 2000 compatibility.

     SECTION 6.16. GOVERNMENT CONTRACTS. The Borrower is not materially in default as to the terms of any government contract and has received no notices of default or notices to cure under any government contract for which the performance deficiency noted by any Governmental Authority has not been cured or otherwise resolved to such Governmental Authority's satisfaction.

     SECTION 6.17. NO DEBARMENT. The Borrower is not subject to any pending or threatened debarment proceedings.

     SECTION 6.18. ASSIGNMENT OF PAYMENTS. The Borrower has the right to assign to the Administrative Agent all payments due or to become due under each of the Borrower's or the Restricted Subsidiary's government contracts, and there exists no uncancelled prior assignment of payments under any of such Persons's government contracts.


                                     ARTICLE VII

                                      COVENANTS

     SECTION 7.1. AFFIRMATIVE COVENANTS. The Borrower agrees with each Lender, each Issuer and the Administrative Agent that until all Commitments have expired or terminated, all Obligations have been paid and performed in full and all Letters of Credit have expired or terminated (or the Administrative Agent shall have received cash (in a cash collateral account on terms satisfactory to the Administrative Agent) in the amount of all Letters of Credit

Outstanding), the Borrower will, and will cause its Subsidiaries to, perform or cause to be performed the obligations set forth below.

     SECTION 7.1.1. FINANCIAL INFORMATION, REPORTS, NOTICES, ETC. The Borrower will furnish or cause to be furnished to the Administrative Agent (with sufficient copies for each Lender) copies of the following financial statements, reports, notices and information:

          (a) as soon as available and in any event within 60 days after the end of each of the first three Fiscal Quarters of each Fiscal Year, an unaudited consolidated balance sheet of the Borrower and its Subsidiaries as of the end of such Fiscal Quarter and consolidated statements of income and cash flow of the Borrower and its Subsidiaries for such Fiscal Quarter and for the period commencing at the end of the previous Fiscal Year and ending with the end of such Fiscal Quarter, and including (in each case), in comparative form the figures for the corresponding Fiscal Quarter in, and year to date portion of, the immediately preceding Fiscal Year, certified as complete and correct by the chief financial or accounting Authorized Officer of the Borrower;

          (b) as soon as available and in any event within 105 days after the end of each Fiscal Year, a copy of the consolidated balance sheet of the Borrower and its Subsidiaries, and the related consolidated statements of stockholders' equity and cash flow and the consolidated statements of income of the Borrower and its Subsidiaries for such Fiscal Year, setting forth in comparative form the figures for the immediately preceding Fiscal Year, audited (without any Impermissible Qualification) by independent public accountants acceptable to the Administrative Agent, stating that, in performing the examination necessary to deliver the audited financial statements of the Borrower, no knowledge was obtained of any Default;

          (c) concurrently with the delivery of the financial information pursuant to CLAUSES (a) and (b), a Compliance Certificate, executed by the chief executive, financial or accounting Authorized Officer of the Borrower, showing compliance with the financial covenants set forth in
     SECTION 7.2.4 and stating that no Default has occurred and is continuing (or, if a Default has occurred, specifying the details of such Default and the action that the Borrower has taken or proposes to take with respect thereto);

          (d) as soon as possible and in any event within five days after the Borrower or any of its Subsidiaries obtains knowledge of the occurrence of a Default, a statement of the chief executive, financial or accounting Authorized Officer of the Borrower setting forth details of such Default and the action which the Borrower has taken and proposes to take with respect thereto;

          (e) as soon as possible and in any event within five days after the Borrower or any of its Subsidiaries obtains knowledge of (i) the occurrence of any material adverse development with respect to any litigation, action, proceeding or labor controversy described in ITEM 6.7 of the Disclosure Schedule or (ii) the commencement of any litigation, action, proceeding or labor controversy of the type and materiality described in SECTION 6.7, notice thereof and, to the extent the Administrative Agent requests, copies of all documentation relating thereto;

          (f) promptly after the sending or filing thereof, copies of all reports, notices, prospectuses and registration statements which the Borrower or any of its Subsidiaries files with the SEC or any national securities exchange;

          (g) immediately upon becoming aware of (i) the institution of any steps by the Borrower or any other Person to terminate any Pension Plan,
     (ii) the failure to make a required contribution to any Pension Plan if such failure is sufficient to give rise to a Lien under Section 302(f) of ERISA, (iii) the taking of any action with respect to a Pension Plan which could result in the requirement that the Borrower furnish a bond or other security to the PBGC or such Pension Plan, or (iv) the occurrence of any event with respect to any Pension Plan which could result in the incurrence by the Borrower of any material liability, fine or penalty, notice thereof and copies of all documentation relating thereto;

          (h) promptly upon receipt thereof from the Borrower's audit committee, copies of all "management letters" submitted to the Borrower by the independent public accountants referred to in CLAUSE (b) in connection with each audit made by such accountants; and

          (i) such other financial and other information as any Lender through the Administrative Agent may from time to time reasonably request (including information and reports in such detail as the Administrative Agent may request with respect to the terms of and information provided pursuant to the Compliance Certificate).

     SECTION 7.1.2. MAINTENANCE OF EXISTENCE; COMPLIANCE WITH LAWS, ETC. The Borrower will, and will cause each of its Subsidiaries to,

          (a) except as otherwise permitted by SECTION 7.2.10, preserve and maintain its legal existence; and

          (b) comply in all material respects with all applicable laws, rules, regulations and orders, including the payment, before the same become delinquent, of all taxes, assessments and governmental charges imposed upon the Borrower or its Subsidiaries or upon their property except to the extent being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP have been set aside on the books of the Borrower or its Subsidiaries, as applicable.

     SECTION 7.1.3. MAINTENANCE OF PROPERTIES. The Borrower will, and will cause each of its Subsidiaries to, maintain, preserve, protect and keep its and their respective properties in good repair, working order and condition (ordinary wear and tear excepted), and make necessary repairs, renewals and replacements so that the business carried on by the Borrower and its Subsidiaries may be properly conducted at all times, unless the Borrower determines in good faith that the continued maintenance of such property is no longer economically desirable.

     SECTION 7.1.4. INSURANCE. The Borrower will, and will cause each of its Subsidiaries to:

          (a)maintain insurance on its property with financially sound and reputable insurance companies against loss and damage in at least the amounts (and with only those deductibles) customarily maintained, and against such risks as are typically insured against in the same general area, by Persons of comparable size engaged in the same or similar business as the Borrower and its Subsidiaries; and

          (b) all worker's compensation, employer's liability insurance or similar insurance as may be required under the laws of any state or jurisdiction in which it may be engaged in business.

Without limiting the foregoing, all insurance policies required pursuant to this Section shall (i) name the Administrative Agent on behalf of Secured Parties as mortgagee (in the case of property insurance) or additional insured (in the case of liability insurance), as applicable, and provide that no cancellation or modification of the policies will be made without thirty days' prior written notice, (or ten days' prior written notice with respect to failure to pay the premium), to the Administrative Agent and (ii) be in addition to any requirements to maintain specific types of insurance contained in the other Loan Documents.

     SECTION 7.1.5. BOOKS AND RECORDS. The Borrower will, and will cause each of its Subsidiaries to, keep books and records in accordance with GAAP which accurately reflect all of its business affairs and transactions and permit the Administrative Agent and each Lender or any of their respective representatives, at reasonable times and intervals upon reasonable notice to the Borrower, to visit its offices, to discuss its financial matters with its officers and employees, and its independent public accountants (and the Borrower hereby authorizes such independent public accountant to discuss the Borrower's and Subsidiaries' financial matters with the Administrative Agent and each Lender or their representatives whether or not any representative of the Borrower, is present so long as the Borrower has been given reasonable prior written notice of such meeting) and to examine (and photocopy extracts from) any of its books and records. The Borrower shall pay any fees of such independent public accountant incurred in connection with the Administrative Agent's or any Lender's exercise of its rights pursuant to this Section. In addition to having the right to perform field audits of the Borrower's books and records, the Administrative Agent shall have the right, but not the obligation, to contact the contracting officer under any government contract directly to determine the Borrower's or any Restricted Subsidiary's contract performance status on the government contract; however, any contact between the Administrative Agent and the contracting officer shall be made on reasonable notice to the Borrower and in the presence of a representative or representatives of the Borrower. At the

Administrative Agent's request, the Borrower shall promptly arrange for such communications between the Administrative Agent and a contracting officer.

     SECTION 7.1.6. ENVIRONMENTAL LAW COVENANT. The Borrower will, and will cause each of its Subsidiaries to,

          (a) use and operate all of its facilities and properties in material compliance with all Environmental Laws, keep all necessary permits, approvals, certificates, licenses and other authorizations relating to environmental matters in effect and remain in material compliance therewith, and handle all Hazardous Materials in material compliance with all applicable Environmental Laws; and

          (b) promptly notify the Administrative Agent and provide copies upon receipt of all material written claims, complaints, notices or inquiries relating to the condition of its facilities and properties in respect of, or as to compliance with, Environmental Laws, and shall promptly resolve any non-compliance with Environmental Laws and keep its property free of any Lien imposed by any Environmental Law.

     SECTION 7.1.7. FUTURE SUBSIDIARIES; COLLATERAL. The Borrower shall promptly notify the Administrative Agent upon any Person becoming a Subsidiary, or upon an Obligor directly or indirectly acquiring additional Capital Stock of any existing Subsidiary, and

          (a) such Person shall, if it is a U.S. Subsidiary, (i) execute and deliver to the Administrative Agent a supplement to the Subsidiary Guaranty and a supplement to the Subsidiary Security Agreement and (ii) to the extent such U.S. Subsidiary is required to pledge stock of a Subsidiary pursuant to CLAUSE (b) of SECTION 7.1.7, execute and deliver to the Administrative Agent a supplement to the Subsidiary Pledge Agreement, if not already a party thereto as a pledgor, in a manner satisfactory to the Administrative Agent;

          (b) the Borrower and each U.S. Subsidiary shall, pursuant to the applicable Pledge Agreement (as supplemented, if necessary, by a foreign pledge agreement in form and substance satisfactory to the Administrative Agent), pledge to the Administrative Agent all of the outstanding shares of capital stock of (i) each U.S. Subsidiary and (ii) any Subsidiary that is not a U.S. Subsidiary owned (other than where such ownership is in such U.S. Subsidiary's capacity as a nominee shareholder) directly by the Borrower or such U.S. Subsidiary (PROVIDED, that, subject to the last sentence of this Section, not more than 65% of the capital stock of any Foreign Subsidiary shall be so pledged), along with undated stock powers for such certificates, executed in blank (or, if any such shares of capital stock are uncertificated, confirmation and evidence satisfactory to the Administrative Agent that the security interest in such uncertificated securities has been perfected by the Administrative Agent, for the benefit of the Secured Parties, in accordance with the U.C.C. or any other similar or local or foreign law which may be applicable);

          (c) the Borrower and each U.S. Subsidiary shall, pursuant to the applicable Pledge Agreement, pledge to the Administrative Agent for its benefit and that of the Secured Parties, all intercompany notes evidencing Indebtedness in favor of the Borrower or such U.S. Subsidiary (which shall be in a form acceptable to the Administrative Agent); and

          (d) if such Person owns any real property having a value as determined in good faith by the Administrative Agent in excess of $2,500,000, such Obligor will execute and deliver to the Administrative Agent a Mortgage, together with, in the case of real property, mortgagee's title insurance policies in amounts, in form and substance (including, if available, a revolving credit endorsement) and issued by insurers satisfactory to the Administrative Agent, and such policies shall be accompanied by evidence of the payment in full of all premiums thereon.

together, in each case, with such opinions of legal counsel for the Borrower, which may be the corporate general counsel of the Borrower, (which shall be from counsel satisfactory to the Administrative Agent) relating thereto, which legal opinions shall be in form and substance satisfactory to the Administrative Agent. The Borrower agrees that if, as a result of a change in law after the date hereof, (i) a Foreign Subsidiary can execute and deliver a supplement to the Subsidiary Guaranty or execute and deliver a supplement to the Subsidiary Pledge Agreement as a pledgor or (ii) the Borrower or any Subsidiary can pledge more than 65% of the Capital Stock of any Foreign Subsidiary or any intercompany Indebtedness of any Subsidiary evidenced by a note or other instrument, in any such case without material adverse tax consequences to the Borrower or such Subsidiary, then the provisions of CLAUSE (a) of this Section shall thereafter apply to any Foreign Subsidiary and/or (as the case may be) the provisions of CLAUSE (b) of this Section shall thereafter apply to 100% of the Capital Stock of such Foreign Subsidiary.

       The Borrower shall, and shall cause each of its Subsidiaries to, cause the Secured Parties to have at all times a first priority perfected security interest (subject only to Liens permitted under SECTION 7.2.3) in all of the property (real and personal, including Capital Stock owned by such Obligors) now or hereafter acquired from time to time by the Borrower and such Subsidiaries to the extent the same is of the type of property that constitutes "Collateral" (as
defined in any Loan Document).   Without limiting the generality of the
foregoing, the Borrower shall, and shall cause each of its Subsidiaries to, promptly execute, deliver and/or file (as applicable) Uniform Commercial Code financing statements and other instruments and documentation deemed necessary by the Administrative Agent to grant and perfect such security interest, in each case in form and substance satisfactory to the Administrative Agent.

     SECTION 7.1.8. USE OF PROCEEDS. The Borrower will apply the proceeds of the Revolving Loans only in accordance with CLAUSES (a) through (c); and the proceeds of the Term Loans only in accordance with CLAUSE (d):

          (a) to (i) refinance outstanding Indebtedness and obligations of the Borrower under the Existing Loan Agreements and (ii) refinance certain Indebtedness of VisiCom assumed by the Borrower, all such Indebtedness under this CLAUSE (a)(ii) and under CLAUSE(a)(i), together, in an amount not to exceed $39,500,000;

          (b) for working capital and general corporate purposes of the Borrower and its Restricted Subsidiaries, including Permitted Acquisitions by such Persons;

          (c) to pay fees and expenses related to the Loans and the Commitments; and

          (d) to finance Permitted Acquisitions and to pay transaction fees and expenses related to the Permitted Acquisitions.

     SECTION 7.1.9. CONTRACT OBLIGATIONS. The Borrower shall, and shall cause each Restricted Subsidiary, to perform in accordance with its terms every contract, agreement, obligation or other arrangement to which such Person is a party or by which it or any of its property is bound including government contracts. In the event that any material default or material performance deficiency occurs, the Borrower shall notify the Administrative Agent promptly in writing. The Borrower shall provide the Administrative Agent promptly with copies of any cure notices or default notices it may receive from a Governmental Authority on any government contract and detail the proposed corrective action. At the Administrative Agent's request, the Borrower shall also provide the Administrative Agent with copies of any stop work notices in effect at the date of the Administrative Agent's request.

     SECTION 7.2. NEGATIVE COVENANTS. The Borrower covenants and agrees with each Lender, each Issuer and the Administrative Agent that until all Commitments have expired or terminated, all Obligations have been paid and performed in full and all Letters of Credit have expired or terminated (or the Administrative Agent shall have received immediately available funds in a collateral account on terms satisfactory to the Administrative Agent in the amount of all Letters of Credit Outstanding), the Borrower will, and will cause its Restricted Subsidiaries to, perform or cause to be performed the obligations set forth below.

     SECTION 7.2.1. BUSINESS ACTIVITIES. The Borrower will not, and will not permit any of its Restricted Subsidiaries to, engage in any business activity except those business activities primarily engaged in by the Borrower and its Restricted Subsidiaries as of the Closing Date and activities reasonably incidental thereto.

     SECTION 7.2.2. INDEBTEDNESS. The Borrower will not, and will not permit any of its Restricted Subsidiaries to, create, incur, assume or permit to exist any Indebtedness, other than:

          (a) Indebtedness in respect of the Obligations;

          (b) until the date of the initial Credit Extension, Indebtedness that is to be repaid in full as further identified in ITEM 7.2.2(b) of the Disclosure Schedule;

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


          (c) Indebtedness existing as of the Effective Date which is identified in ITEM 7.2.2(c) of the Disclosure Schedule;

          (d)unsecured Indebtedness (i) incurred in the ordinary course of business of the Borrower and its Subsidiaries (including open accounts extended by suppliers on normal trade terms in connection with purchases of goods and services which are not overdue for a period of more than 90 days or, if overdue for more than 90 days, as to which a dispute exists and adequate reserves in conformity with GAAP have been established on the books of the Borrower or such Subsidiary) and (ii) in respect of performance, surety or appeal bonds provided in the ordinary course of business, but excluding (in each case), Indebtedness incurred through the borrowing of money or Contingent Liabilities in respect thereof;

          (e) Indebtedness of any Restricted Subsidiary owing to the Borrower or any other Restricted Subsidiary, which Indebtedness

               (i) shall, if payable to the Borrower or a U.S. Subsidiary, be evidenced by one or more promissory notes in form and substance satisfactory to the Administrative Agent, duly executed and delivered in pledge to the Administrative Agent pursuant to a Loan Document, and shall not be forgiven or otherwise discharged for any consideration other than payment in full or in part in cash (PROVIDED, that only the amount repaid in part shall be discharged); and

               (ii) if incurred by a Foreign Subsidiary owing to the Borrower or a Guarantor, shall not (when aggregated with the amount of Investments made by the Borrower and the Guarantors in Foreign Subsidiaries under CLAUSE (e)(i) of SECTION 7.2.5), exceed $3,000,000;

          (f) unsecured Indebtedness (not evidenced by a note or other instrument) of the Borrower owing to a Subsidiary that has previously executed and delivered to the Administrative Agent the Interco Subordination Agreement;

          (g) Indebtedness of the Borrower and its Restricted Subsidiaries in respect of Capitalized Lease Liabilities which does not exceed $1,000,000 in the aggregate; and

          (h) other Indebtedness of the Borrower and its Restricted Subsidiaries (including purchase money Indebtedness) in an aggregate amount at any time outstanding not to exceed $5,000,000;

PROVIDED, HOWEVER, that no Indebtedness otherwise permitted by CLAUSE (e) shall be assumed or otherwise incurred if a Default has occurred and is then continuing or would result therefrom.

     SECTION 7.2.3. LIENS. The Borrower will not, and will not permit any of its Restricted Subsidiaries to, create, incur, assume or permit to exist any Lien upon any of its property (including Capital Stock of any Person), revenues or assets, whether now owned or hereafter acquired, except:

          (a) Liens securing payment of the Obligations;

          (b) until the date of the initial Credit Extension, Liens securing payment of Indebtedness of the type described in CLAUSE (b) of SECTION 7.2.2;

          (c) Liens existing as of the Effective Date and disclosed in ITEM 7.2.3(c) of the Disclosure Schedule securing Indebtedness described in CLAUSE (c) of SECTION 7.2.2; PROVIDED that no such Lien shall encumber any additional collateral and the amount of Indebtedness secured by such Lien is not increased from that existing on the Effective Date;

          (d) Liens for taxes, assessments or other governmental charges or levies not at the time delinquent or thereafter payable without penalty or being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books;

          (e) Liens in favor of carriers, warehousemen, mechanics, materialmen and landlords granted in the ordinary course of business for amounts not overdue or being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books;

          (f) Liens incurred or deposits made in the ordinary course of business in connection with workmen's compensation, unemployment insurance or other forms of governmental insurance or benefits, or to secure performance of tenders, statutory obligations, bids, leases or other similar obligations (other than for borrowed money) entered into in the ordinary course of business or to secure obligations on surety and appeal bonds or performance bonds;

          (g) judgment Liens in existence for less than 45 days after the entry thereof or with respect to which execution has been stayed or the payment of which is covered in full (subject to a customary deductible) by insurance maintained with responsible insurance companies and which do not otherwise result in an Event of Default under SECTION 8.1.6;

          (h) easements, rights-of-way, zoning restrictions, minor defects or irregularities in title and other similar encumbrances not interfering in any material respect with the value or use of the property to which such Lien is attached; and

          (i) Liens securing payment of Indebtedness of the type described in CLAUSE (h) of Section 7.2.2 used to purchase assets of the Borrower or any of its Restricted Subsidiaries so long as such Lien extends only to the asset or assets so financed.

     SECTION 7.2.4. FINANCIAL CONDITION AND OPERATIONS. The Borrower will not permit to occur any of the events set forth below.

          (a) The Borrower will not permit the Total Debt to EBITDA Ratio as of the last day of any Fiscal Quarter to be greater than the ratio set forth opposite such date:


                                                      Total Debt to EBITDA
          Date                                               Ratio
          ----                                        --------------------
     Closing Date,                                     3.50:1.00
     third Fiscal Quarter of Fiscal Year 1998,         3.50:1.00
     fourth Fiscal Quarter of Fiscal Year 1998,        3.50:1.00
     first Fiscal Quarter of Fiscal Year 1999,         3.50:1.00
     second Fiscal Quarter of Fiscal Year 1999, and    3.50:1.00
     third Fiscal Quarter of Fiscal Year 1999          3.50:1.00

     fourth Fiscal Quarter of Fiscal Year 1999,        3.25:1.00
     first Fiscal Quarter of Fiscal Year 2000,         3.25:1.00
     second Fiscal Quarter of Fiscal Year 2000, and    3.25:1.00
     third Fiscal Quarter of Fiscal Year 2000          3.25:1.00

     fourth Fiscal Quarter of Fiscal Year 2000,        3.00:1.00
     first Fiscal Quarter of Fiscal Year 2001,         3.00:1.00
     second Fiscal Quarter of Fiscal Year 2001, and    3.00:1.00
     third Fiscal Quarter of Fiscal Year 2001          3.00:1.00

     fourth Fiscal Quarter of Fiscal Year 2001,        2.75:1.00
     first Fiscal Quarter of Fiscal Year 2002,         2.75:1.00
     second Fiscal Quarter of Fiscal Year 2002, and    2.75:1.00
     third Fiscal Quarter of Fiscal Year 2002          2.75:1.00

     fourth Fiscal Quarter of Fiscal Year 2002,        2.25:1.00
     first Fiscal Quarter of Fiscal Year 2003, and     2.25:1.00
     second Fiscal Quarter of Fiscal Year 2003         2.25:1.00

          (b) The Borrower shall not permit its Tangible Net Worth as of the end of any Fiscal Quarter to be less than the sum of (i) $28,000,000, PLUS (ii) 50% of Net Income for each such period.

          (c) The Borrower will not permit the Fixed Charge Coverage Ratio as of the end of any Fiscal Quarter occurring during any period set forth below to be less than the ratio set forth opposite such period:


               PERIOD                        FIXED CHARGE COVERAGE RATIO
               ------                        ---------------------------

                                     -68-


     Ending on the Closing Date                        1.50:1.00

     Each Fiscal Quarter thereafter                    1.50:1.00

          (d) The Borrower shall not permit the EBITDA of itself and its Restricted Subsidiaries on a consolidated basis for the Fiscal Year set forth below, to be less than the amount set forth opposite such Fiscal
     Year:


          FISCAL YEAR                                       AMOUNT
          -----------                                       ------
     Fiscal Year 1998                                  $25,300,000

     Fiscal Year 1999                                  $26,800,000

     Fiscal Year 2000                                  $29,900,000

     Fiscal Year 2001                                  $38,700,000

     Fiscal Year 2002                                  $45,250,000

     Each Fiscal Year thereafter                       $45,250,000

          (e) The Borrower shall not permit its Quick Ratio as of the last day of any Fiscal Quarter to be less than the ratio set forth opposite such date:


          DATE                                         RATIO
          ----                                         -----
     Closing Date and                                  1.00:1.00
     third Fiscal Quarter of Fiscal Year 1998          1.00:1.00

     fourth Fiscal Quarter of Fiscal Year 1998,        1.05:1.00
     first Fiscal Quarter of Fiscal Year 1999,         1.05:1.00
     second Fiscal Quarter of Fiscal Year 1999, and    1.05:1.00
     third Fiscal Quarter of Fiscal Year 1999          1.05:1.00

     fourth Fiscal Quarter of Fiscal Year 1999,        1.10:1.00
     first Fiscal Quarter of Fiscal Year 2000,         1.10:1.00
     second Fiscal Quarter of Fiscal Year 2000, and    1.10:1.00
     third Fiscal Quarter of Fiscal Year 2000          1.10:1.00

     fourth Fiscal Quarter of Fiscal Year 2000,        1.15:1.00
     first Fiscal Quarter of Fiscal Year 2001,         1.15:1.00
     second Fiscal Quarter of Fiscal Year 2001, and    1.15:1.00


                                     -69-


     third Fiscal Quarter of Fiscal Year 2001          1.15:1.00
     fourth Fiscal Quarter of Fiscal Year 2001,        1.20:1.00
     first Fiscal Quarter of Fiscal Year 2002,         1.20:1.00
     second Fiscal Quarter of Fiscal Year 2002, and    1.20:1.00
     third Fiscal Quarter of Fiscal Year 2002          1.20:1.00
     fourth Fiscal Quarter of Fiscal Year 2002,        1.25:1.00
     first Fiscal Quarter of Fiscal Year 2003, and     1.25:1.00
     second Fiscal Quarter of Fiscal Year 2003         1.25:1.00

     SECTION 7.2.5. INVESTMENTS. The Borrower will not, and will not permit any of its Restricted Subsidiaries to, purchase, make, incur, assume or permit to exist any Investment in any other Person other than Restricted Subsidiaries, except:

          (a) Investments existing on the Effective Date and identified in ITEM 7.2.5(a) of the Disclosure Schedule;

          (b) Cash Equivalent Investments;

          (c) without duplication and subject to the proviso contained in CLAUSE
     (e), Investments to the extent permitted as Indebtedness pursuant to
     SECTION 7.2.2;

          (d) without duplication, Investments permitted as Capital Expenditures pursuant to SECTION 7.2.7;

          (e) Investments by way of contributions to capital or purchases of equity (i) by the Borrower in any Restricted Subsidiaries or by such Restricted Subsidiary in other Restricted Subsidiaries; or (ii) by any Subsidiary in the Borrower;

          (f) Investments constituting (i) accounts receivable arising,
     (ii) trade debt granted, or (iii) deposits made in connection with the purchase price of goods or services, in each case in the ordinary course of business;

          (g) Investments by way of Permitted Acquisitions;

          (h) Investments received in connection with the bankruptcy or reorganization of, or settlement of delinquent accounts and disputes with, customers and suppliers, in each case in the ordinary course of business;

          (i) Investments consisting of any deferred portion of the sales price received by the Borrower or any Subsidiary in connection with any asset sale permitted under SECTION 7.2.11; and

          (j)other Investments (other than any acquisition of any Person) in an amount not to exceed $10,000,000 over the term of this Agreement;

PROVIDED, HOWEVER, that

          (k) any Investment which when made complies with the requirements of CLAUSES (a), (b) or (c) of the definition of the term "Cash Equivalent Investment" may continue to be held notwithstanding that such Investment if made thereafter would not comply with such requirements; and

          (l) no Investment otherwise permitted by CLAUSES (d), (e), (g) or (j) shall be permitted to be made if any Default has occurred and is continuing or would result therefrom.

     SECTION 7.2.6. RESTRICTED PAYMENTS, ETC. The Borrower will not, and will not permit any of its Restricted Subsidiaries to, declare or make a Restricted Payment, or make any deposit for any Restricted Payment, other than:

          (a) dividends or distributions payable in common stock of the Borrower or preferred stock of the Borrower and its Restricted Subsidiaries; and

          (b) Restricted Payments made by Restricted Subsidiaries to the Borrower or wholly owned Subsidiaries.

          (c) The Borrower and any of its Restricted Subsidiaries may redeem Capital Stock, provided, that the following conditions are met:

               (i) the Total Debt to EBITDA Ratio, immediately following such redemption is less than 3.00:1.00, calculated on a PRO FORMA basis; and

               (ii) the Fixed Charge Coverage Ratio immediately following the redemption shall not be less than the ratio required for the period in which such redemption occurs, as set forth in SECTION 7.2.4(c), calculated on a pro forma basis; and

               (iii) the aggregate value of such redemptions shall not exceed $3,000,000 in Fiscal Year 1998, $3,500,000 in Fiscal Year 1999, and
          $4,000,000 in any Fiscal Year thereafter; and

               (iv) the aggregate value of all such redemptions shall not exceed $8,000,000; and

               (v) the unborrowed Revolving Loan Commitment Amount shall not be less than $7,500,000 at the time of such redemption; and

               (vi) at the time of such Restricted Payment, both before and after giving effect to such Restricted Payment, no Default or Event of Default shall have occurred and be continuing or caused thereby.

     SECTION 7.2.7. CAPITAL EXPENDITURES, ETC. The Borrower will not, and will not permit any of its Subsidiaries to, make or commit to make Capital Expenditures in any Fiscal Year, except

          Subject to CLAUSES (d) and (h) of SECTION 7.2.2, Capital Expenditures (other than in the form of Capitalized Lease Liabilities) which do not aggregate in excess of the amount set forth below opposite such Fiscal
     Year:

                                                  Capital
                   Fiscal Year               Expenditure Amount
                   -----------               ------------------
                    1998                     $ 7,500,000
                    1999                     $ 7,500,000
                    2000                     $ 8,000,000
                    2001                     $ 8,500,000
                    2002                     $ 9,000,000
                    2003                     $ 9,000,000

     SECTION 7.2.8. NO PREPAYMENT OF SUBORDINATED DEBT. The Borrower will not, and will not permit any of its Subsidiaries to,

          (a) without the consent of the Required Lenders, make any payment or prepayment of principal of, or premium or interest on, any Subordinated Debt (i) other than, in the case of interest only, the stated, scheduled date for such payment of interest set forth in the Sub Debt Documents governing such Subordinated Debt, or (ii) which would violate the terms of this Agreement or the Sub Debt Documents governing such Subordinated Debt;

          (b) refinance, redeem, retire, purchase, defease or otherwise acquire any Subordinated Debt; PROVIDED, HOWEVER, that the Borrower may redeem the Existing Subordinated Debt if

               (i) (A) the average of the daily closing prices of its common stock for the period ending five days prior to the call for such redemption, is at least 25% greater than the conversion price then in effect, and (B) the closing price of its common stock on the trading date prior to the date of the call for such redemption, is at least 25% greater than the conversion price then in effect; and

               (ii) no Default or Event of Default has occurred and is then continuing or would occur as a result of such redemption call; or

          (c) make any deposit (including the payment of amounts into a sinking fund or other similar fund) for any of the foregoing purposes.

     SECTION 7.2.9. STOCK OF RESTRICTED SUBSIDIARIES. The Borrower will not, and will not permit any of its Restricted Subsidiaries to, (i) issue any Capital Stock (whether for value or otherwise) to any Person other than (in the case of Restricted Subsidiaries) officers or employees of the Restricted Subsidiaries, in connection with incentive compensation programs or employee benefit plans, and the Borrower or another wholly owned Restricted Subsidiary or (ii) other than as set forth in SECTION 7.2.6, become liable in respect of any obligation (contingent or otherwise) to purchase, redeem, retire, acquire or make any other payment in respect of any shares of Capital Stock of the Borrower or any Restricted Subsidiary or any option, warrant or other right to acquire any such shares of Capital Stock.

     SECTION 7.2.10. CONSOLIDATION, MERGER, ETC. The Borrower will not, and will not permit any of its Restricted Subsidiaries to, liquidate or dissolve, consolidate with, or merge into or with, any other Person, or purchase or otherwise acquire all or substantially all of the assets of any Person (or of any division thereof), except

          (a) any Restricted Subsidiary may liquidate or dissolve voluntarily into, and may merge with and into, the Borrower or any other Restricted Subsidiary (PROVIDED, HOWEVER, that a Guarantor may only liquidate or dissolve into, or merge with and into, the Borrower or another Guarantor), and the assets or stock of any Restricted Subsidiary may be purchased or otherwise acquired by the Borrower or any other Restricted Subsidiary (PROVIDED, HOWEVER, that the assets or stock of any Guarantor may only be purchased or otherwise acquired by the Borrower or another Guarantor); PROVIDED, FURTHER, that in no event shall any Pledged Subsidiary consolidate with or merge with and into any Restricted Subsidiary other than another Pledged Subsidiary unless after giving effect thereto, the Administrative Agent shall have a perfected pledge of, and security interest in and to, at least the same percentage of the issued and outstanding shares of Capital Stock of the surviving Person as the Administrative Agent had immediately prior to such merger or consolidation in form and substance satisfactory to the Administrative Agent and its counsel, pursuant to such documentation and opinions as shall be necessary in the opinion of the Administrative Agent to create, perfect or maintain the collateral position of the Administrative Agent and the Secured Parties therein as contemplated by this Agreement; and


(b) so long as no Default has occurred and is continuing or would occur after giving effect thereto, the Borrower or any of its Restricted Subsidiaries may (to the extent permitted by CLAUSE (g) of SECTION 7.2.5) purchase all or substantially all of the assets or stock of any Person (or any division thereof), or acquire such Person by merger.

     SECTION 7.2.11. PERMITTED DISPOSITIONS. Other than in connection with the Borrower's incentive compensation arrangements, the Borrower will not, and will not permit any of its Restricted Subsidiaries to, sell, transfer, lease, contribute or otherwise convey (including by way of merger), or grant options, warrants or other rights with respect to, any of the Borrower's or such Restricted Subsidiaries' assets (including accounts receivable and capital stock of Restricted Subsidiaries) to any Person in one transaction or series of transactions unless such disposition is (i) in the ordinary course of its business, (ii) permitted by SECTION 7.2.10, (iii) the disposition of Linkabit in connection with an initial public offering (A) upon satisfaction of the Administrative Agent that no Default shall have occurred, then be continuing or would result from the initial public offering, and (B) provided Linkabit repays intercompany indebtedness to the Borrower in an amount not less than $12,000,000, or (iv) of assets having an aggregate value not in excess of $1,000,000 in any Fiscal Year so long as the Borrower complies with
SECTION 3.1.1(c)..

     SECTION 7.2.12. MODIFICATION OF CERTAIN AGREEMENTS. The Borrower will not, and will not permit any of its Restricted Subsidiaries to, consent to any amendment, supplement, waiver or other modification of, or enter into any forbearance from exercising any rights with respect to the terms or provisions contained in,

          (a) the Sub Debt Documents, other than any amendment, supplement, waiver or modification which (i) extends the date or reduces the amount of any required repayment, prepayment or redemption of the principal of such Subordinated Debt, (ii) reduces the rate or extends the date for payment of the interest, premium (if any) or fees payable on such Subordinated Debt or
     (iii) makes the covenants, events of default or remedies in such Sub Debt Documents less restrictive on the Borrower; or

          (b) each purchase agreement pursuant to which a Permitted Acquisition occurs; or

          (c) The Borrower's or any Restricted Subsidiary's Organic Documents to the extent that any such change would be adverse to the interests of the Secured Parties.

     SECTION 7.2.13. TRANSACTIONS WITH AFFILIATES. The Borrower will not, and will not permit any of its Restricted Subsidiaries to, enter into or cause or permit to exist any arrangement or contract (including for the purchase, lease or exchange of property or the rendering of services) with any of its other Affiliates, unless such arrangement or contract (i) is on fair and reasonable terms no less favorable to the Borrower or such Restricted Subsidiary than it could obtain in an arm's-length transaction with a Person that is not an Affiliate and (ii) is of the kind which would be entered into by a prudent Person in the position of the Borrower or such Restricted Subsidiary with a Person that is not one of its Affiliates.


SECTION 7.2.14. RESTRICTIVE AGREEMENTS, ETC. The Borrower will not, and will not permit any of its Restricted Subsidiaries to, enter into any agreement prohibiting

          (a) the creation or assumption of any Lien upon its properties, revenues or assets, whether now owned or hereafter acquired;

          (b) the ability of any Obligor to amend or otherwise modify this Agreement or any other Loan Document; or

          (c) the ability of any Restricted Subsidiary to make any payments, directly or indirectly, to the Borrower, including by way of dividends, advances, repayments of loans, reimbursements of management and other intercompany charges, expenses and accruals or other returns on investments.

The foregoing prohibitions shall not apply to restrictions contained in this Agreement and any other Loan Document.

     SECTION 7.2.15. SALE AND LEASEBACK. The Borrower will not, and will not permit any of its Restricted Subsidiaries to, directly or indirectly enter into any agreement or arrangement providing for the sale or transfer by it of any property (now owned or hereafter acquired) to a Person and the subsequent lease or rental of such property or other similar property from such Person, unless upon such sale or transfer the Borrower has applied the Net Proceeds of such sale and leaseback pursuant to SECTION 3.1.1(c).

                                     ARTICLE VIII

                                  EVENTS OF DEFAULT

     SECTION 8.1. LISTING OF EVENTS OF DEFAULT. Each of the following events or occurrences described in this Article shall constitute an "EVENT OF DEFAULT".

     SECTION 8.1.1. NON-PAYMENT OF OBLIGATIONS. The Borrower shall default in the payment or prepayment when due of

          (a) any principal of or interest on any Loan, or any Reimbursement Obligation or any deposit of cash for collateral purposes pursuant to
     SECTION 2.6.4; or

          (b) any fee described in ARTICLE III or any other monetary Obligation and such default shall continue unremedied for a period of three days (including one Business Day) after such amount was due.

     SECTION 8.1.2. BREACH OF WARRANTY. Any representation or warranty of any Obligor made or deemed to be made in any Loan Document (including any certificates delivered pursuant to ARTICLE V) is or shall be incorrect when made or deemed to have been made in any material respect.

     SECTION 8.1.3. NON-PERFORMANCE OF CERTAIN COVENANTS AND OBLIGATIONS. The Borrower shall default in the due performance or observance of any of its obligations under SECTION 7.1.1, SECTION 7.1.8 or SECTION 7.2 or any Obligor shall default in the due performance or observance of its obligations under (i) Articles III or IV of the Subsidiary Guaranty, (ii) Articles III or IV of a Security Agreement, or (iii) Articles III or IV of a Pledge Agreement.

     SECTION 8.1.4. NON-PERFORMANCE OF OTHER COVENANTS AND OBLIGATIONS. Any Obligor shall default in the due performance and observance of any other agreement contained herein or in any other Loan Document executed by it, and such default shall continue unremedied for a period of 30 days after notice thereof shall have been given to the Borrower by the Administrative Agent or any Lender.

     SECTION 8.1.5. DEFAULT ON OTHER INDEBTEDNESS. A default shall occur in the payment when due (subject to any applicable grace period), whether by acceleration or otherwise, of any Indebtedness (other than Indebtedness described in SECTION 8.1.1) of the Borrower or any of its Subsidiaries or any other Obligor having a principal amount, individually or in the aggregate, in excess of $2,000,000, or a default shall occur in the performance or observance of any obligation or condition with respect to such Indebtedness if the effect of such default is to accelerate the maturity of any such Indebtedness or such default shall continue unremedied for any applicable period of time sufficient to permit the holder or holders of such Indebtedness, or any trustee or agent for such holders, to cause or declare such Indebtedness to become due and payable or to require such Indebtedness to be prepaid, redeemed, purchased or defeased, or require an offer to purchase or defease such Indebtedness to be made, prior to its expressed maturity.

     SECTION 8.1.6. JUDGMENTS. Any judgment or order for the payment of money in excess of $2,000,000 (exclusive of any amounts fully covered by insurance (less any applicable deductible) and as to which the insurer has acknowledged its responsibility to cover such judgment or order) shall be rendered against the Borrower or any of its Subsidiaries or any other Obligor and such judgment shall not have been vacated or discharged or stayed or bonded pending appeal within 30 days after the entry thereof.

     SECTION 8.1.7. PENSION PLANS. Any of the following events shall occur with respect to any Pension Plan

          (a) the institution of any steps by the Borrower, any member of its Controlled Group or any other Person to terminate a Pension Plan if, as a result of such termination, the Borrower or any such member could be required to make a contribution to such Pension Plan, or could reasonably expect to incur a liability or obligation to such Pension Plan, in excess of $1,000,000; or

          (b) a contribution failure occurs with respect to any Pension Plan sufficient to give rise to a Lien under section 302(f) of ERISA.

     SECTION 8.1.8.  CHANGE IN CONTROL.  Any Change in Control shall occur.

     SECTION 8.1.9. BANKRUPTCY, INSOLVENCY, ETC. The Borrower, any of its Restricted Subsidiaries, any other Subsidiary which is material to the Borrower or any other Obligor shall

          (a) become insolvent or generally fail to pay, or admit in writing its inability or unwillingness generally to pay, debts as they become due;

          (b) apply for, consent to, or acquiesce in the appointment of a trustee, receiver, sequestrator or other custodian for any substantial part of the property of any thereof, or make a general assignment for the benefit of creditors;

          (c) in the absence of such application, consent or acquiescence in or permit or suffer to exist the appointment of a trustee, receiver, sequestrator or other custodian for a substantial part of the property of any thereof, and such trustee, receiver, sequestrator or other custodian shall not be discharged within 60 days; PROVIDED, that the Borrower, each Subsidiary and each other Obligor hereby expressly authorizes each Secured Party to appear in any court conducting any relevant proceeding during such 60-day period to preserve, protect and defend their rights under the Loan Documents;

          (d) permit or suffer to exist the commencement of any bankruptcy, reorganization, debt arrangement or other case or proceeding under any bankruptcy or insolvency law or any dissolution, winding up or liquidation proceeding, in respect thereof, and, if any such case or proceeding is not commenced by the Borrower, any Subsidiary or any Obligor, such case or proceeding shall be consented to or acquiesced in by the Borrower, such Subsidiary or such Obligor, as the case may be, or shall result in the entry of an order for relief or shall remain for 60 days undismissed; PROVIDED, that the Borrower, each Subsidiary and each Obligor hereby expressly authorizes each Secured Party to appear in any court conducting any such case or proceeding during such 60-day period to preserve, protect and defend their rights under the Loan Documents; or

          (e) take any action authorizing, or in furtherance of, any of the foregoing.

     SECTION 8.1.10. IMPAIRMENT OF SECURITY, ETC. Any Loan Document or any Lien granted thereunder shall (except in accordance with its terms), in whole or in part, terminate, cease to be effective or cease to be the legally valid, binding and enforceable obligation of any Obligor party thereto; any Obligor or any other party shall, directly or indirectly, contest in any manner such effectiveness, validity, binding nature or enforceability; or, except as permitted under any Loan Document, any Lien securing any Obligation shall, in whole or in part, cease to be a perfected first priority Lien.

     SECTION 8.1.11. FAILURE OF SUBORDINATION. Unless otherwise waived or consented to by the Administrative Agent, the Lenders and the Issuers in writing, the subordination provisions relating to any Subordinated Debt (the "SUBORDINATION PROVISIONS") shall fail to be enforceable by the Administrative Agent, the Lenders and the Issuers in accordance with the terms thereof, or the monetary Obligations shall fail to constitute "Senior Indebtedness" (or similar term) referring to the Obligations; or the Borrower or any of its Subsidiaries shall, directly or indirectly, disavow or contest in any manner (i) the effectiveness, validity or enforceability of any of the Subordination Provisions, (ii) that the Subordination Provisions exist for the benefit of the Administrative Agent, the Lenders and the Issuers or (iii) that all payments of principal of or premium and interest on the Subordinated Debt, or realized from the liquidation of any property of any Obligor, shall be subject to any of such Subordination Provisions.

     SECTION 8.1.12. GOVERNMENT CONTRACTS. Any government contract is terminated for default or any "show cause" letter is not ultimately cured.

     SECTION 8.2. ACTION IF BANKRUPTCY. If any Event of Default described in CLAUSES (a) through (d) of SECTION 8.1.9 shall occur, the Commitments (if not theretofore terminated) shall automatically terminate and the outstanding principal amount of all outstanding Loans and all other Obligations (including Reimbursement Obligations) shall automatically be and become immediately due and payable, without presentment, protest, notice or demand (all of which are hereby expressly waived by the Borrower) and the Borrower or any other Obligor shall automatically and immediately be obligated to deposit with the Administrative Agent cash collateral in an amount equal to all Letter of Credit Outstandings.

     SECTION 8.3. ACTION IF OTHER EVENT OF DEFAULT. If any Event of Default (other than any Event of Default described in CLAUSES (a) through (d) of SECTION 8.1.9) shall occur for any reason, whether voluntary or involuntary, and be continuing, the Administrative Agent, upon the direction of the Required Lenders, shall by notice to the Borrower declare all or any portion of the outstanding principal amount of the Loans and other Obligations (including Reimbursement Obligations) to be due and payable and/or the Commitments (if not theretofore terminated) to be terminated, whereupon the full unpaid amount of such Loans and other Obligations which shall be so declared due and payable shall be and become immediately due and payable, without further presentment, protest, notice or demand (all of which are hereby expressly waived by the Borrower) and/or, as the case may be, the Commitments shall terminate and the Borrower and the Obligors shall automatically and immediately be obligated to deposit with the Administrative Agent cash collateral in an amount equal to all Letter of Credit Outstandings.


                                      ARTICLE IX

                                  THE CREDIT AGENTS

     SECTION 9.1. ACTIONS. Each Lender hereby appoints (a) Scotiabank as its Administrative Agent and Imperial as its Documentation Agent under and for purposes of this Agreement, the Notes and each other Loan Document, and (b) Scotiabank as its Agent (as defined in the Collateral Documents) under and for purposes of the Collateral Documents. Each Lender authorizes the Credit Agents to act on behalf of such Lender under this Agreement, the Notes and each other Loan Document and, in the absence of other written instructions from the Required Lenders received from time to time by the Credit Agents (with respect to which the Credit Agents agree that they will comply, except as otherwise provided in this Section or as otherwise advised by counsel in order to avoid contravention of applicable law), to exercise such powers hereunder and thereunder as are specifically delegated to or required of the Credit Agents by the terms hereof and thereof, together with such powers as may be reasonably incidental
                                     -78-
thereto. Each Lender hereby indemnifies (which indemnity shall survive any termination of this Agreement) the Credit Agents, PRO RATA according to such Lender's Percentage, from and against any and all liabilities, obligations, losses, damages, claims, costs or expenses of any kind or nature whatsoever which may at any time be imposed on, incurred by, or asserted against, the Credit Agents in any way relating to or arising out of this Agreement, the Notes and any other Loan Document, including reasonable attorneys' fees, and as to which the Credit Agents are not reimbursed by the Borrower; PROVIDED, HOWEVER, that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, claims, costs or expenses which are determined by a court of competent jurisdiction in a final proceeding to have resulted from the Credit Agents' gross negligence or wilful misconduct. The Credit Agents shall not be required to take any action hereunder or under any other Loan Document, or to prosecute or defend any suit in respect of this Agreement or any other Loan Document, unless they are indemnified hereunder to their satisfaction. If any indemnity in favor of the Credit Agents shall be or become, in the Credit Agents' determination, inadequate, the Credit Agents may call for additional indemnification from the Lenders and cease to do the acts indemnified against hereunder until such additional indemnity is given.

     SECTION 9.2. FUNDING RELIANCE, ETC. Unless the Administrative Agent shall have been notified by telephone, confirmed in writing, by any Lender by 3:00 p.m., New York time, on the Business Day prior to a Borrowing that such Lender will not make available the amount which would constitute its Percentage of such Borrowing on the date specified therefor, the Administrative Agent may assume that such Lender has made such amount available to the Administrative Agent and, in reliance upon such assumption, make available to the Borrower a corresponding amount. If and to the extent that such Lender shall not have made such amount available to the Administrative Agent, such Lender and the Borrower severally agree to repay the Administrative Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date the Administrative Agent made such amount available to the Borrower to the date such amount is repaid to the Administrative Agent, at the interest rate applicable at the time to Loans comprising such Borrowing (in the case of the Borrower) and (in the case of a Lender), at the Federal Funds Rate (for the first two Business Days after which such amount has not been repaid, and thereafter at the interest rate applicable to Loans comprising such Borrowing.

     SECTION 9.3. EXCULPATION. Neither the Credit Agents nor any of their directors, officers, employees or agents shall be liable to any Lender for any action taken or omitted to be taken by them under this Agreement or any other Loan Document, or in connection herewith or therewith, except for their own wilful misconduct or gross negligence, nor responsible for any recitals or warranties herein or therein, nor for the effectiveness, enforceability, validity or due execution of this Agreement or any other Loan Document, nor for the creation, perfection or priority of any Liens purported to be created by any of the Loan Documents, or the validity, genuineness, enforceability, existence, value or sufficiency of any collateral security, nor to make any inquiry respecting the performance by the Borrower of its obligations hereunder or under any other Loan Document. Any such inquiry which may be made by the Credit Agents shall not obligate it to make any further inquiry or to take any action. The Credit Agents shall be entitled to rely upon advice of counsel concerning legal matters and upon any notice, consent, certificate, statement or writing which the Credit Agents believe to be genuine and to have been presented by a proper Person.

     SECTION 9.4. SUCCESSOR. Either of the Credit Agents may resign from its agency position at any time upon at least 30 days' prior notice to the Borrower and all Lenders. If either of the Credit Agents at any time shall resign, the Required Lenders may, upon at least 3 days' (so long as one of such days is a Business Day) prior notice to the Borrower and all Lenders, appoint another Lender as a successor Administrative Agent, Documentation Agent, or Agent, as appropriate, which shall thereupon become the Administrative Agent, Documentation Agent or Agent, as appropriate, hereunder. If no successor Administrative Agent, Documentation Agent or Agent, as appropriate, shall have been so appointed by the Required Lenders, and shall have accepted such appointment, within 30 days after the retiring Credit Agent's giving notice of resignation, then the retiring Credit Agent may, on behalf of the Lenders, upon at least 3 days' prior notice to the Borrower and all Lenders, appoint a successor Administrative Agent, Documentation Agent or Agent, as appropriate, which shall be one of the Lenders or a commercial banking institution organized under the laws of the U.S. (or any State thereof) or a U.S. branch or agency of a commercial banking institution, and having (x) a combined capital and surplus of at least $250,000,000 and (y) a credit rating of AA or better by Moody's or a comparable rating by S&P; PROVIDED, HOWEVER, that if, after expending all reasonable commercial efforts, such retiring Credit Agent is unable to find a commercial banking institution which is willing to accept such appointment and which meets the qualifications set forth in CLAUSE (y) above, such retiring Credit Agent, shall be permitted to appoint as its successor from all available commercial banking institutions willing to accept such appointment such institution having the highest credit rating of all such available and willing institutions. Upon the acceptance of any appointment as such Credit Agent hereunder by a successor Credit Agent, such successor Credit Agent shall be entitled to receive from the retiring Credit Agent such documents of transfer and assignment as such successor Credit Agent may reasonably request, and shall thereupon succeed to and become vested with all rights, powers, privileges and duties of the retiring Credit Agent, and the retiring Credit Agent shall be discharged from its duties and obligations under this Agreement. After any retiring Credit Agent's resignation hereunder as the Credit Agent, the provisions of

          (a) this ARTICLE IX shall inure to its benefit as to any actions taken or omitted to be taken by it while it was a Credit Agent under this Agreement; and

          (b) SECTION 10.3 and SECTION 10.4 shall continue to inure to its benefit.

     SECTION 9.5. CREDIT EXTENSIONS BY SCOTIABANK AND IMPERIAL. Each of Scotiabank and Imperial shall have the same rights and powers with respect to
(x) the Credit Extensions made by it or any of its Affiliates, and (y) the Notes held by it or any of its Affiliates as any other Lender and may exercise the same as if it were not a Credit Agent. Such Credit Agent and its Affiliates may accept deposits from, lend money to, and generally engage in any kind of business with the Borrower or any Subsidiary or Affiliate of the Borrower as if Scotiabank or Imperial, as appropriate were not a Credit Agent hereunder.

     SECTION 9.6. CREDIT DECISIONS. Each Lender acknowledges that it has, independently of the Credit Agents and each other Lender, and based on such Lender's review of the financial information of the Borrower, this Agreement, the other Loan Documents (the terms and provisions of which being satisfactory to such Lender) and such other documents, information and investigations as such Lender has deemed appropriate, made its own credit decision to extend its Commitments. Each Lender also acknowledges that it will, independently of the Credit Agents and each other Lender, and based on such other documents, information and investigations as it shall deem appropriate at any time, continue to make its own credit decisions as to exercising or not exercising from time to time any rights and privileges available to it under this Agreement or any other Loan Document.

     SECTION 9.7. COPIES, ETC. Each Credit Agent shall give prompt notice to each Lender of each notice or request required or permitted to be given to such Credit Agent by the Borrower pursuant to the terms of this Agreement (unless concurrently delivered to the Lenders by the Borrower). Such Credit Agent will distribute to each Lender each document or instrument received for its account and copies of all other communications received by such Credit Agent from the Borrower for distribution to the Lenders by such Credit Agent in accordance with the terms of this Agreement or any other Loan Document.


                                      ARTICLE X

                               MISCELLANEOUS PROVISIONS

     SECTION 10.1. WAIVERS, AMENDMENTS, ETC. The provisions of this Agreement and of each other Loan Document may from time to time be amended, modified or waived, if such amendment, modification or waiver is in writing and consented to by the Borrower and the Required Lenders; PROVIDED, HOWEVER, that no such amendment, modification or waiver shall:

          (a) extend any Commitment Termination Date or modify this SECTION 10.1 without the consent of all Lenders;

          (b) increase the aggregate amount of any Lender's Percentage of any Commitment Amount, increase the aggregate amount of any Loans required to be made by a Lender pursuant to its Commitments or reduce any fees described in ARTICLE III payable to any Lender without the consent of such Lender;

          (c) extend the Stated Maturity Date for any Lender's Loan, or reduce the principal amount of or rate of interest on any Lender's Loan or extend the date on which interest or fees are payable in respect of such Lender's Loans, in each case, without the consent of such Lender (it being understood and agreed, however, that any vote to rescind any acceleration made pursuant to SECTION 8.2 and SECTION 8.3 of amounts owing with respect to the Loans and other Obligations shall only require the vote of the Required Lenders);

          (d) change the definition of "Required Lenders" or any requirement hereunder that any particular action be taken by all Lenders without the consent of all Lenders;

          (e) increase the Stated Amount of any Letter of Credit unless consented to by the Issuer of such Letter of Credit;

          (f) release (i) any Guarantor from its obligations under a Guaranty or
     (ii) all or substantially all of the collateral under the Loan Documents, in either case without the consent of all Lenders as expressly provided herein or therein;

          (g) change any of the terms of CLAUSE (c) of SECTION 2.1.4 or SECTION
     2.3.2 without the consent of Scotiabank; or

          (h) affect adversely the interests, rights or obligations of the Administrative Agent (in its capacity as the Administrative Agent), or any Issuer (in its capacity as Issuer), unless consented to by the Administrative Agent or such Issuer, as the case may be.

No failure or delay on the part of the Administrative Agent, any Issuer or any Lender in exercising any power or right under this Agreement or any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other power or right. No notice to or demand on the Borrower or any other Obligor in any case shall entitle it to any notice or demand in similar or other circumstances. No waiver or approval by the Administrative Agent, any Issuer or any Lender under this Agreement or any other Loan Document shall, except as may be otherwise stated in such waiver or approval, be applicable to subsequent transactions. No waiver or approval hereunder shall require any similar or dissimilar waiver or approval thereafter to be granted hereunder.

     SECTION 10.2. NOTICES. All notices and other communications provided to any party hereto under this Agreement or any other Loan Document shall be in writing or by facsimile and addressed, delivered or transmitted to such party at its address or facsimile number set forth below its signature hereto or set forth in the Lender Assignment Agreement or at such other address or facsimile number as may be designated by such party in a notice to the other parties. Any notice, if mailed and properly addressed with postage prepaid or if properly addressed and sent by pre-paid courier service, shall be deemed given when received; any notice, if transmitted by facsimile, shall be deemed given when the confirmation of transmission thereof is received by the transmitter.

     SECTION 10.3. PAYMENT OF COSTS AND EXPENSES. The Borrower agrees to pay on demand all reasonable expenses of the Administrative Agent (including the reasonable fees, costs and out-of-pocket expenses of counsel to the

Administrative Agent, special counsel to the Administrative Agent, and of local counsel, if any, who may be retained by counsel to the Administrative Agent) in connection with

          (a)(i) the syndication efforts of Scotiabank and any due diligence investigation; PROVIDED, HOWEVER, that the Borrower shall not pay for expenses incurred in connection with assignments which occur after the Closing Date and (ii) the negotiation, preparation, execution and delivery and administration of this Agreement and of each other Loan Document, including schedules and exhibits, and any amendments, waivers, consents, supplements or other modifications to this Agreement or any other Loan Document as may from time to time hereafter be required, whether or not the transactions contemplated hereby are consummated; and

          (b) the filing, recording, refiling or rerecording of any Loan Document and/or any Uniform Commercial Code financing statements relating thereto and all amendments, supplements, amendments and restatements and other modifications to any thereof and any and all other documents or instruments of further assurance required to be filed or recorded or refiled or rerecorded by the terms hereof or the terms of any Loan Document; and

          (c) the preparation and review of the form of any document or instrument relevant to this Agreement or any other Loan Document.

The Borrower further agrees to pay, and to save each Secured Party harmless from all liability for, any stamp or other taxes which may be payable in connection with the execution or delivery of this Agreement, the Credit Extensions hereunder, or the issuance of the Notes, Letters of Credit or any other Loan Documents. The Borrower also agrees to reimburse each Secured Party upon demand for all reasonable out-of-pocket expenses (including reasonable attorneys' fees and legal expenses of counsel to each Secured Party incurred by such Secured Party in connection with (x) the negotiation of any restructuring or "work-out" with the Borrower, whether or not consummated, of any Obligations and (y) the enforcement of any Obligations.

     SECTION 10.4. INDEMNIFICATION. In consideration of the execution and delivery of this Agreement by each Secured Party, the Borrower hereby indemnifies, exonerates and holds each Secured Party and each of their respective officers, directors, employees and agents (collectively, the "INDEMNIFIED PARTIES") free and harmless from and against any and all actions, causes of action, suits, losses, costs, liabilities and damages, and expenses incurred in connection therewith (irrespective of whether any such Indemnified Party is a party to the action for which indemnification hereunder is sought), including reasonable attorneys' fees and disbursements, whether incurred in connection with actions between or among the parties hereto or the parties hereto and third parties (collectively, the "INDEMNIFIED LIABILITIES"), incurred by the Indemnified Parties or any of them as a result of, or arising out of, or relating to

          (a) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of any Credit Extension, including all Indemnified

     Liabilities arising in connection with transactions contemplated hereby or by any other Loan Document or transactions which are financed with proceeds of any Loan or which are supported by any Letter of Credit;

          (b) the entering into and performance of this Agreement and any other Loan Document by any of the Indemnified Parties (including any action brought by or on behalf of the Borrower as the result of any determination by the Required Lenders pursuant to ARTICLE V not to fund any Credit Extension), provided that any such action is resolved in favor of such Indemnified Party;

          (c) any investigation, litigation or proceeding related to any acquisition or proposed acquisition by the Borrower or any of its Subsidiaries of all or any portion of the stock or assets of any Person, whether or not an Indemnified Party is party thereto;

          (d) any investigation, litigation or proceeding related to any environmental cleanup, audit, compliance or other matter relating to the protection of the environment or the Release by the Borrower or any of its Subsidiaries of any Hazardous Material;

          (e) the presence on or under, or the escape, seepage, leakage, spillage, discharge, emission, discharging or releases from, any real property owned or operated by the Borrower or any Subsidiary thereof of any Hazardous Material (including any losses, liabilities, damages, injuries, costs, expenses or claims asserted or arising under any Environmental Law), regardless of whether caused by, or within the control of, the Borrower or such Subsidiary; or

          (f) each Lender's Environmental Liability (the indemnification herein shall survive repayment of the Notes and any transfer of the property of the Borrower or any of its Subsidiaries by foreclosure or by a deed in lieu of foreclosure for any Lender's Environmental Liability, regardless of whether caused by, or within the control of, the Borrower or such Subsidiary);

except for any such Indemnified Liabilities arising for the account of a particular Indemnified Party by reason of the relevant Indemnified Party's gross negligence or wilful misconduct. The Borrower and its successors and assigns hereby waive, release and agree not to make any claim or bring any cost recovery action against, any Secured Party under CERCLA or any state equivalent, or any similar law now existing or hereafter enacted. It is expressly understood and agreed that to the extent that any of such Persons is strictly liable under any Environmental Laws, the Borrower's obligation to such Person under this indemnity shall likewise be without regard to fault on the part of the Borrower with respect to the violation or condition which results in liability of such Person. If and to the extent that the foregoing undertaking may be unenforceable for any reason, the Borrower hereby agrees to make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.

     SECTION 10.5. SURVIVAL. The obligations of the Borrower under SECTIONS 4.3, 4.4, 4.5, 4.6, 10.3 and 10.4, and the obligations of the Lenders under
SECTION 9.1, shall in each case survive any assignment from one Lender to another (in the case of SECTIONS 10.3 and 10.4) and any termination of this Agreement, the payment in full of all the Obligations and the termination of all the Commitments. The representations and warranties made by the Borrower and each other Obligor in this Agreement and in each other Loan Document shall survive the execution and delivery of this Agreement and each such other Loan Document.

     SECTION 10.6. SEVERABILITY. Any provision of this Agreement or any other Loan Document which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or such Loan Document or affecting the validity or enforceability of such provision in any other jurisdiction.

     SECTION 10.7. HEADINGS. The various headings of this Agreement and of each other Loan Document are inserted for convenience only and shall not affect the meaning or interpretation of this Agreement or such other Loan Document or any provisions hereof or thereof.

     SECTION 10.8. EXECUTION IN COUNTERPARTS, EFFECTIVENESS, ETC. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be an original and all of which shall constitute together but one and the same agreement. This Agreement shall become effective when counterparts hereof executed on behalf of the Borrower, the Administrative Agent and each Lender (or notice thereof satisfactory to the Administrative Agent) shall have been received by the Administrative Agent and notice thereof shall have been given by the Administrative Agent to the Borrower and each Lender.

     SECTION 10.9. GOVERNING LAW; ENTIRE AGREEMENT. THIS AGREEMENT, THE NOTES AND EACH OTHER LOAN DOCUMENT (INCLUDING PROVISIONS WITH RESPECT TO INTEREST, LOAN CHARGES AND COMMITMENT FEES) SHALL EACH BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF A SECURITY INTEREST OR MORTGAGE HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK. This Agreement, the Notes, the other Loan Documents and the Fee Letter constitute the entire understanding among the parties hereto with respect to the subject matter hereof and thereof and supersede any prior agreements, written or oral, with respect thereto.

     SECTION 10.10. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns; PROVIDED, HOWEVER, that:

          (a) the Borrower may not assign or transfer its rights or obligations hereunder without the prior written consent of the Administrative Agent and all Lenders; and

          (b) the rights of sale, assignment and transfer of the Lenders are subject to SECTION 10.11.

     SECTION 10.11. SALE AND TRANSFER OF LOANS AND NOTES; PARTICIPATIONS IN LOANS AND NOTES. Each Lender may assign, or sell participations in, its Loans, Letters of Credit and Commitments to one or more other Persons in accordance with this SECTION 10.11.

     SECTION 10.11.1.  ASSIGNMENTS.  Any Lender,

          (a) with the consent of the Borrower and the Administrative Agent (which consents shall not be unreasonably delayed or withheld and, which consent, in the case of the Borrower, shall not be required during the continuation of an Event of Default) may at any time assign and delegate to one or more commercial banks or other financial institutions, and

          (b) upon notice to the Borrower and the Administrative Agent, may assign and delegate to any of its Affiliates or to any other Lender

(each Person described in either of the foregoing clauses as being the Person to whom such assignment and delegation is to be made, being hereinafter referred to as an "ASSIGNEE LENDER"), all or any fraction of such Lender's total Loans, Letter of Credit Outstandings and Commitments in a minimum aggregate amount of $5,000,000 if such assignment is to a party other than an Affiliate or another Lender, a fund or an Approved Fund (or, if less, the entire remaining amount of such Lender's Loans, Letter of Credit Outstandings and Commitments). Each Obligor and the Administrative Agent shall be entitled to continue to deal solely and directly with a Lender in connection with the interests so assigned and delegated to an Assignee Lender until

          (c) notice of such assignment and delegation, together with
     (i) payment instructions, (ii) the Internal Revenue Service Forms or other statements contemplated or required to be delivered pursuant to SECTION 4.6, if applicable, and (iii) addresses and related information with respect to such Assignee Lender, shall have been delivered to the Borrower and the Administrative Agent by such assignor Lender and such Assignee Lender;

          (d) such Assignee Lender shall have executed and delivered to the Borrower and the Administrative Agent a Lender Assignment Agreement, accepted by the Administrative Agent; and

          (e) the processing fees described below shall have been paid.

From and after the date that the Administrative Agent accepts such Lender Assignment Agreement, (x) the Assignee Lender thereunder shall be deemed automatically to have become a party hereto and to the extent that rights and obligations hereunder have been assigned and delegated to such Assignee Lender in connection with such Lender Assignment Agreement, shall have the rights and obligations of a Lender hereunder and under the other Loan Documents, and (y) the assignor Lender, to the extent that rights and obligations hereunder have been assigned and delegated by it in connection with such Lender Assignment Agreement, shall be released from its obligations hereunder and under the other Loan Documents. Within five Business Days after its receipt of notice that the Administrative Agent has received and accepted an executed Lender Assignment Agreement (and if requested by the Assignee Lender), but subject to CLAUSE (c), the Borrower shall execute and deliver to the Administrative Agent (for delivery to the relevant Assignee Lender) a new Note evidencing such Assignee Lender's assigned Loans and Commitments and, if the assignor Lender has retained Loans and Commitments hereunder (and if requested by such Lender), a replacement Note in the principal amount of the Loans and Commitments retained by the assignor Lender hereunder (such Note to be in exchange for, but not in payment of, the Note then held by such assignor Lender). Each such Note shall be dated the date of the predecessor Note. The assignor Lender shall mark each predecessor Note "exchanged" and deliver each of them to the Borrower. Accrued interest on that part of each predecessor Note evidenced by a new Note, and accrued fees, shall be paid as provided in the Lender Assignment Agreement. Accrued interest on that part of each predecessor Note evidenced by a replacement Note shall be paid to the assignor Lender. Accrued interest and accrued fees shall be paid at the same time or times provided in the predecessor Note and in this Agreement. Such assignor Lender or such Assignee Lender must also pay a processing fee in the amount of $3,500 to the Administrative Agent upon delivery of any Lender Assignment Agreement. Notwithstanding any other term of this Section, the agreement of Scotiabank to provide the Swing Line Loan Commitment shall not impair or otherwise restrict in any manner the ability of Scotiabank to make any assignment of its Loans or Commitments, it being understood and agreed that Scotiabank may terminate its Swing Line Loan Commitment, either in whole or in part, in connection with the making of any assignment so long as the assignee has agreed to assume the Swing Line Loan Commitment. Any attempted assignment and delegation not made in accordance with this SECTION 10.11.1 shall be null and void. Notwithstanding anything to the contrary set forth above, any Lender may (without requesting the consent of the Borrower or the Administrative Agent) pledge its Loans to a Federal Reserve Bank in support of borrowings made by such Lender from such Federal Reserve Bank.

          (f) In the event that S&P or Moody's, shall, after the date that any Person becomes a Lender, downgrade the long-term certificate of deposit ratings of such Lender, and the resulting ratings shall be below BBB- or Baa3, respectively, or the equivalent, then the Borrower, the Swingline Lender and each Issuer shall each have the right, but not the obligation, upon notice to such Lender and the Administrative Agent, to replace such Lender with a Replacement Lender acceptable to the Borrower and the Administrative Agent (such consents not to be unreasonably withheld or delayed; PROVIDED, that no such consent shall be required if the Replacement Lender is an existing Lender), and upon any such downgrading of any Lender's long-term certificate of deposit rating, each such Lender hereby agrees to transfer and assign (in accordance with SECTION 10.11.1) all of its Commitments, Loans, Notes and other rights and obligations under this Agreement and all other
     Loan Documents (including Reimbursement Obligations) to such
     Replacement Lender; PROVIDED, HOWEVER, that (i) such assignment shall be without recourse, representation or warranty (other than that such Lender owns the Commitments, Loans and Notes being assigned, free and clear of any Liens) and (ii) the purchase price paid by the Replacement Lender shall be in the amount of such Lender's Loans and its Percentage of outstanding Reimbursement Obligations, together with all accrued and unpaid interest and fees in respect thereof, plus all other amounts (other than the amounts (if any) demanded and unreimbursed under SECTIONS 4.2, 4.3, 4.5 and 4.6, which shall be paid by the Borrower), owing to such Lender hereunder. Upon any such termination or assignment, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of any provisions of this Agreement which by their terms survive the termination of this Agreement.

          (g) Upon receipt by the Borrower of the predecessor Note marked "canceled", the Borrower shall issue a replacement Note or Notes, as the case may be, to such Replacement Lender and such institution shall become a "Lender" for all purposes under this Agreement and the other Loan Documents.

The Borrower hereby designates the Administrative Agent to serve as the Borrower's agent, solely for the purpose of this Section, to maintain a register (the "REGISTER") on which the Administrative Agent will record each Lender's Commitment, the Loans made by each Lender and the Notes evidencing such Loans, and each repayment in respect of the principal amount of the Loans of each Lender and annexed to which the Administrative Agent shall retain a copy of each Lender Assignment Agreement delivered to the Administrative Agent pursuant to this Section. Failure to make any recordation, or any error in such recordation, shall not affect the Borrower's or any other Obligor's Obligations in respect of such Loans or Notes. The entries in the Register shall be conclusive, in the absence of manifest error, and the Borrower, the Administrative Agent and the Lenders shall treat each Person in whose name a Loan and related Note is registered as the owner thereof for all purposes of this Agreement, notwithstanding notice or any provision herein to the contrary. A Lender's Commitment and the Loans made pursuant thereto and the Notes evidencing such Loans may be assigned or otherwise transferred in whole or in part only by registration of such assignment or transfer in the Register. Any assignment or transfer of a Lender's Commitment or the Loans or the Notes evidencing such Loans made pursuant thereto shall be registered in the Register only upon delivery to the Administrative Agent of a Lender Assignment Agreement duly executed by the assignor thereof. No assignment or transfer of a Lender's Commitment or the Loans made pursuant thereto or the Notes evidencing such Loans shall be effective unless such assignment or transfer shall have been recorded in the Register by the Administrative Agent as provided in this Section.

     SECTION 10.11.2. PARTICIPATIONS. Any Lender may sell to one or more commercial banks, financial institutions, any of its Affiliates, a fund, an Approved Fund or another Lender (each of such commercial banks, financial institutions, any of its Affiliates, a fund, an Approved

Fund and another Lender being herein called a "PARTICIPANT") participating interests in any of the Loans, Commitments, or other interests of such Lender hereunder; PROVIDED, HOWEVER, that

          (a) no participation contemplated in this SECTION 10.11 shall relieve such Lender from its Commitments or its other obligations hereunder or under any other Loan Document;

          (b) such Lender shall remain solely responsible for the performance of its Commitments and such other obligations;

          (c) the Borrower and each other Obligor and the Administrative Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and each of the other Loan Documents;

          (d) no Participant, unless such Participant is an Affiliate of such Lender or is itself a Lender, shall be entitled to require such Lender to take or refrain from taking any action hereunder or under any other Loan Document, except that such Lender may agree with any Participant that such Lender will not, without such Participant's consent, take any actions of the type described in CLAUSE (a), (b), (f) or, to the extent requiring the consent of each Lender, CLAUSE (c) of SECTION 10.1; and

          (e) the Borrower shall not be required to pay any amount under this Agreement that is greater than the amount which it would have been required to pay had no participating interest been sold.

The Borrower acknowledges and agrees that each Participant, for purposes of SECTIONS 4.3, 4.4, 4.5, 4.6, 4.8, 4.9, 7.1.1, 10.3 and 10.4, shall be considered a Lender. Each Participant shall only be indemnified for increased costs pursuant to SECTION 4.3, 4.5 or 4.6 if and to the extent that the Lender which sold such participating interest to such Participant concurrently is entitled to make, and does make, a claim on the Borrower for such increased costs. Any Lender that sells a participating interest in any Loan, Commitment or other interest to a Participant under this SECTION 10.11.2 shall indemnify and hold harmless the Borrower and the Administrative Agent from and against any taxes, penalties, interest or other costs or losses (including reasonable attorneys' fees and expenses) incurred or payable by the Borrower or the Administrative Agent as a result of the failure of the Borrower or the Administrative Agent to comply with its obligations to deduct or withhold any Taxes from any payments made pursuant to this Agreement to such Lender or the Administrative Agent, as the case may be, which Taxes would not have been incurred or payable if such Participant had been a Non-U.S. Lender that was entitled to deliver to the Borrower, the Administrative Agent or such Lender, and did in fact so deliver, a duly completed and valid Form 1001 or 4224 (or applicable successor form) entitling such Participant to receive payments under this Agreement without deduction or withholding of any United States federal taxes.

     SECTION 10.12. OTHER TRANSACTIONS. Nothing contained herein shall preclude the Administrative Agent, any Issuer or any other Lender from engaging in any transaction, in addition to those contemplated by this Agreement or any other Loan Document, with the Borrower or any of its Affiliates in which the Borrower or such Affiliate is not restricted hereby from engaging with any other Person.

     SECTION 10.13.CONFIDENTIALITY. The Administrative Agent, the Issuer and the Lenders shall hold all non-public information (which has been identified as such by the Borrower or any of its Subsidiaries) provided to them by the Borrower or any of its Subsidiaries pursuant to or in connection with this Agreement in accordance with their customary procedures for handling confidential information of this nature, but may make disclosure to any of their examiners, regulators (including the National Association of Insurance Commissioners), Affiliates, outside auditors, counsel and other professional advisors in connection with this Agreement or any other Loan Document or as reasonably required by any potential BONA FIDE transferee, participant or assignee, or in connection with the exercise of remedies under a Loan Document, or as requested by any governmental agency or representative thereof or pursuant to legal process; PROVIDED, HOWEVER, that unless specifically prohibited by applicable law or court order, the Administrative Agent, the Issuer and each Lender shall promptly notify the Borrower of any request by any governmental agency or representative thereof (other than any such request in connection with an examination of the financial condition of the Administrative Agent, the Issuer or such Lender by such governmental agency) for disclosure of any such non-public information and, where practicable, prior to disclosure of such information; prior to any such disclosure pursuant to this SECTION 10.13, the Administrative Agent, the Issuer and each Lender shall require any such BONA FIDE transferee, participant and assignee receiving a disclosure of non-public information to agree, for the benefit of the Borrower and its Subsidiaries, in writing to be bound by this SECTION 10.13; and to require such Person to require any other Person to whom such Person discloses such non-public information to be similarly bound by this SECTION 10.13; and except as may be required by an order of a court of competent jurisdiction and to the extent set forth therein, no Lender shall be obligated or required to return any materials furnished by the Borrower or any of its Subsidiaries.

     SECTION 10.14. FORUM SELECTION AND CONSENT TO JURISDICTION. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE ADMINISTRATIVE AGENT, THE LENDERS, ANY ISSUER OR THE BORROWER IN CONNECTION HEREWITH OR THEREWITH SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE ADMINISTRATIVE AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. THE BORROWER HEREBY

IRREVOCABLY APPOINTS CSC UNITED STATES CORPORATION COMPANY (THE "PROCESS AGENT"), WITH AN OFFICE ON THE DATE HEREOF AT 375 HUDSON STREET, NEW YORK, NEW YORK 10014, AS ITS AGENT TO RECEIVE, ON ITS BEHALF AND ON BEHALF OF ITS PROPERTY, SERVICE OF COPIES OF THE SUMMONS AND COMPLAINT AND ANY OTHER PROCESS WHICH MAY BE SERVED IN ANY SUCH ACTION OR PROCEEDING. SUCH SERVICE MAY BE MADE BY MAILING OR DELIVERING A COPY OF SUCH PROCESS TO THE BORROWER IN CARE OF THE PROCESS AGENT AT THE PROCESS AGENT'S ABOVE ADDRESS, AND THE BORROWER HEREBY IRREVOCABLY AUTHORIZES AND DIRECTS THE PROCESS AGENT TO ACCEPT SUCH SERVICE ON ITS BEHALF. THE BORROWER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK AT THE ADDRESS FOR NOTICES SPECIFIED IN SECTION 10.2. THE BORROWER HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT THE BORROWER HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, THE BORROWER HEREBY IRREVOCABLY WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

     SECTION 10.15. WAIVER OF JURY TRIAL. THE ADMINISTRATIVE AGENT, EACH LENDER, EACH ISSUER AND THE BORROWER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE TO THE FULLEST EXTENT PERMITTED BY LAW ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE ADMINISTRATIVE AGENT, SUCH LENDER, SUCH ISSUER OR THE BORROWER IN CONNECTION HEREWITH OR THEREWITH. THE BORROWER ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF EACH OTHER LOAN DOCUMENT TO WHICH IT IS A PARTY) AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE ADMINISTRATIVE AGENT, EACH LENDER AND EACH ISSUER ENTERING INTO THIS AGREEMENT AND EACH SUCH OTHER LOAN DOCUMENT.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                   THE TITAN CORPORATION


                                   By:
                                       -----------------------------------
                                      Title:

                                   Address:

                                   Facsimile No.:

                                   Attention:


                                   THE BANK OF NOVA SCOTIA,
                                     as the Administrative Agent


                                   By:
                                       -----------------------------------
                                      Title:

                                   Address:  One Liberty Plaza
                                             New York, New York 10006

                                   Facsimile No.: (212) 225-5090

                                   Attention:

                                   IMPERIAL BANK,
                                     as the Documentation Agent


                                   By:
                                       -----------------------------------
                                      Title:

                                   Address:

                                   Facsimile No.:

                                   Attention:

                         LENDERS

                                   THE BANK OF NOVA SCOTIA



                                   By:
                                       -----------------------------------
                                      Title:


                                   FIRST UNION COMMERCIAL CORPORATION



                                   By:
                                       -----------------------------------
                                      Title:


                                   PARIBAS



                                   By:
                                       -----------------------------------
                                      Title:


                                   By:
                                       -----------------------------------
                                      Title:


                                   COMERICA BANK - CALIFORNIA



                                   By:
                                       -----------------------------------
                                      Title:


                                   IMPERIAL BANK



                                   By:
                                       -----------------------------------
                                      Title:

                                                                      SCHEDULE I


                       DISCLOSURE SCHEDULE TO CREDIT AGREEMENT


ITEM 6.7  Litigation.


ITEM 6.8  Existing Subsidiaries.


ITEM 6.9  Plant Sites and Property Matters.


ITEM 6.11  Employee Benefit Plans.


ITEM 6.12  Environmental Matters.


ITEM 6.13  Intellectual Property.


ITEM 7.2.2(b)  Indebtedness to be Paid.


     CREDITOR                                   OUTSTANDING PRINCIPAL AMOUNT


ITEM 7.2.3(c)  Ongoing Liens.


ITEM 7.2.5(a)  Ongoing Investments.

                                                                 SCHEDULE II


                                    PERCENTAGES;
                                    LIBO OFFICE;
                                  DOMESTIC OFFICE


                                                                                               PERCENTAGES

NAME AND NOTICE ADDRESS OF                                                 REVOLVING LOAN       TERM LOAN
LENDER                               LIBO OFFICE      DOMESTIC OFFICE        COMMITMENT         COMMITMENT
--------------------------           -----------      ---------------      --------------      ------------
The Bank of Nova Scotia                Same as            Same as              31.25%             31.25%
     Atlanta Agency                     Notice             Notice
600 Peachtree Street, N.E.              Address            Address
Suite 2700
Atlanta, GA 30308
Attn: Eudia Smith

Paribas                                Same as            Same as              12.50%             12.50%
101 California Street                   Notice             Notice
Suite 3150                             Address            Address
San Francisco, CA 94111
Attn: Paul Runge


First Union                            Same as            Same as              18.75%             18.75%
1970 Chain Bridge Road                  Notice            Notice
9th Floor                              Address            Address
South Tower
McLean, VA 33166
Attn: Jeff McGrath


Comerica                               Same as            Same as              18.75%             18.75%
611 Anton Road                          Notice             Notice
Costa Mesa, CA 92626                   Address            Address
Attn: Bonnie Kehe



                                                                                               PERCENTAGES

NAME AND NOTICE ADDRESS OF                                                 REVOLVING LOAN       TERM LOAN
LENDER                               LIBO OFFICE      DOMESTIC OFFICE        COMMITMENT         COMMITMENT
--------------------------           -----------      ---------------      --------------      ------------
Imperial Bank                          Same as            Same as              18.75%             18.75%
701 B Street, Suite 600                 Notice             Notice
San Diego, CA 92101                    Address            Address
Attn: Mike Berrier


                                  TABLE OF CONTENTS


                                                                                       PAGE
                                                                                       ----
                      ARTICLE I DEFINITIONS AND ACCOUNTING TERMS

SECTION 1.1.  Defined Terms. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
SECTION 1.2.  Use of Defined Terms . . . . . . . . . . . . . . . . . . . . . . . . . . .28
SECTION 1.3.  Cross-References . . . . . . . . . . . . . . . . . . . . . . . . . . . . .28
SECTION 1.4.  Accounting and Financial Determinations. . . . . . . . . . . . . . . . . .28

           ARTICLE II COMMITMENTS, BORROWING AND ISSUANCE PROCEDURES, NOTES
                                AND LETTERS OF CREDIT

SECTION 2.1.  Commitments. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .29
SECTION 2.1.1.  Revolving Loan Commitment and Swing Line Loan Commitment . . . . . . . .29
SECTION 2.1.2.  Letter of Credit Commitment. . . . . . . . . . . . . . . . . . . . . . .29
SECTION 2.1.3.  Term Loan Commitment . . . . . . . . . . . . . . . . . . . . . . . . . .30
SECTION 2.1.4.  Lenders Not Permitted or Required to Make Loans. . . . . . . . . . . . .30
SECTION 2.1.5.  Issuer Not Permitted or Required to Issue Letters of Credit. . . . . . .30
SECTION 2.2.  Reduction of the Commitment Amounts. . . . . . . . . . . . . . . . . . . .31
SECTION 2.2.1.  Optional . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .31
SECTION 2.2.2.  Mandatory. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .31
SECTION 2.3.  Borrowing Procedures . . . . . . . . . . . . . . . . . . . . . . . . . . .31
SECTION 2.3.1.  Borrowing Procedure. . . . . . . . . . . . . . . . . . . . . . . . . . .31
SECTION 2.3.2.  Swing Line Loans . . . . . . . . . . . . . . . . . . . . . . . . . . . .32
SECTION 2.4.  Continuation and Conversion Elections. . . . . . . . . . . . . . . . . . .33
SECTION 2.5.  Funding. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .33
SECTION 2.6.  Issuance Procedures. . . . . . . . . . . . . . . . . . . . . . . . . . . .33
SECTION 2.6.1.  Other Lenders' Participation . . . . . . . . . . . . . . . . . . . . . .34
SECTION 2.6.2.  Disbursements. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .34
SECTION 2.6.3.  Reimbursement. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .35
SECTION 2.6.4.  Deemed Disbursements . . . . . . . . . . . . . . . . . . . . . . . . . .35
SECTION 2.6.5.  Nature of Reimbursement Obligations. . . . . . . . . . . . . . . . . . .35
SECTION 2.7.  Notes. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .36

               ARTICLE III REPAYMENTS, PREPAYMENTS, INTEREST AND FEES

SECTION 3.1.  Repayments and Prepayments; Application. . . . . . . . . . . . . . . . . .36
SECTION 3.1.1.  Repayments and Prepayments . . . . . . . . . . . . . . . . . . . . . . .36

                                     -i-


SECTION 3.1.2.  Application. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .38
SECTION 3.2.  Interest Provisions. . . . . . . . . . . . . . . . . . . . . . . . . . . .39
SECTION 3.2.1.  Rates. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .39
SECTION 3.2.2.  Post-Maturity Rates. . . . . . . . . . . . . . . . . . . . . . . . . . .39
SECTION 3.2.3.  Payment Dates. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .40
SECTION 3.3.  Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .40
SECTION 3.3.1.  Commitment Fee . . . . . . . . . . . . . . . . . . . . . . . . . . . . .40
SECTION 3.3.2.  Agent's Fee. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .40
SECTION 3.3.3.  Letter of Credit Fee . . . . . . . . . . . . . . . . . . . . . . . . . .41

                ARTICLE IV CERTAIN LIBO RATE AND OTHER PROVISIONS

SECTION 4.1.  LIBO Rate Lending Unlawful . . . . . . . . . . . . . . . . . . . . . . . .41
SECTION 4.2.  Deposits Unavailable . . . . . . . . . . . . . . . . . . . . . . . . . . .41
SECTION 4.3.  Increased LIBO Rate Loan Costs, etc. . . . . . . . . . . . . . . . . . . .42
SECTION 4.4.  Funding Losses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .42
SECTION 4.5.  Increased Capital Costs. . . . . . . . . . . . . . . . . . . . . . . . . .43
SECTION 4.6.  Taxes. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .43
SECTION 4.7.  Payments, Computations, etc. . . . . . . . . . . . . . . . . . . . . . . .45
SECTION 4.8.  Sharing of Payments. . . . . . . . . . . . . . . . . . . . . . . . . . . .46
SECTION 4.9.  Setoff . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .46
SECTION 4.10.  Replacement of Lender . . . . . . . . . . . . . . . . . . . . . . . . . .47

                      ARTICLE V CONDITIONS TO CREDIT EXTENSIONS

SECTION 5.1.  Initial Credit Extension . . . . . . . . . . . . . . . . . . . . . . . . .48
SECTION 5.1.1.  Resolutions, etc . . . . . . . . . . . . . . . . . . . . . . . . . . . .48
SECTION 5.1.2.  Closing Date Certificate . . . . . . . . . . . . . . . . . . . . . . . .48
SECTION 5.1.3.  Delivery of Notes. . . . . . . . . . . . . . . . . . . . . . . . . . . .49
SECTION 5.1.4.  Pledge Agreements. . . . . . . . . . . . . . . . . . . . . . . . . . . .49
SECTION 5.1.5.  Security Agreements. . . . . . . . . . . . . . . . . . . . . . . . . . .50
SECTION 5.1.6.  Patent Security Agreement, Copyright Security Agreement
                 and Trademark Security Agreement. . . . . . . . . . . . . . . . . . . .51
SECTION 5.1.7.  Financial Information, etc . . . . . . . . . . . . . . . . . . . . . . .51
SECTION 5.1.8.  Compliance Certificate . . . . . . . . . . . . . . . . . . . . . . . . .51
SECTION 5.1.9.  Solvency, etc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .51
SECTION 5.1.10.  Payment of Outstanding Indebtedness, etc. . . . . . . . . . . . . . . .52
SECTION 5.1.11.  Subsidiary Guaranty . . . . . . . . . . . . . . . . . . . . . . . . . .52
SECTION 5.1.12.  Closing Fees, Expenses, etc . . . . . . . . . . . . . . . . . . . . . .52
SECTION 5.1.13.  Insurance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .52
SECTION 5.1.14.  Opinions of Counsel . . . . . . . . . . . . . . . . . . . . . . . . . .52
SECTION 5.1.15.  Material Adverse Change . . . . . . . . . . . . . . . . . . . . . . . .52

                                      -ii-



SECTION 5.2.  All Credit Extensions. . . . . . . . . . . . . . . . . . . . . . . . . . .52
SECTION 5.2.1.  Compliance with Warranties, No Default, etc. . . . . . . . . . . . . . .52
SECTION 5.2.2.  Credit Extension Request, etc. . . . . . . . . . . . . . . . . . . . . .53
SECTION 5.2.3.  Satisfactory Legal Form. . . . . . . . . . . . . . . . . . . . . . . . .53

                         ARTICLE VI REPRESENTATIONS AND WARRANTIES

SECTION 6.1.  Organization, etc. . . . . . . . . . . . . . . . . . . . . . . . . . . . .54
SECTION 6.2.  Due Authorization, Non-Contravention, etc. . . . . . . . . . . . . . . . .54
SECTION 6.3.  Government Approval, Regulation, etc . . . . . . . . . . . . . . . . . . .54
SECTION 6.4.  Validity, etc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .55
SECTION 6.5.  Financial Information. . . . . . . . . . . . . . . . . . . . . . . . . . .55
SECTION 6.6.  No Material Adverse Change . . . . . . . . . . . . . . . . . . . . . . . .55
SECTION 6.7.  Litigation, Labor Controversies, etc . . . . . . . . . . . . . . . . . . .55
SECTION 6.8.  Subsidiaries . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .55
SECTION 6.9.  Ownership of Properties. . . . . . . . . . . . . . . . . . . . . . . . . .55
SECTION 6.10.  Taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .56
SECTION 6.11.  Pension and Welfare Plans . . . . . . . . . . . . . . . . . . . . . . . .56
SECTION 6.12.  Environmental Warranties. . . . . . . . . . . . . . . . . . . . . . . . .56
SECTION 6.13.  Accuracy of Information . . . . . . . . . . . . . . . . . . . . . . . . .57
SECTION 6.14.  Regulations U and X . . . . . . . . . . . . . . . . . . . . . . . . . . .58
SECTION 6.15.  Year 2000 Problem . . . . . . . . . . . . . . . . . . . . . . . . . . . .58
SECTION 6.16. Government Contracts . . . . . . . . . . . . . . . . . . . . . . . . . . .58
SECTION 6.17. No Debarment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .58
SECTION 6.18. Assignment of Payments . . . . . . . . . . . . . . . . . . . . . . . . . .58

                             ARTICLE VII COVENANTS

SECTION 7.1.  Affirmative Covenants. . . . . . . . . . . . . . . . . . . . . . . . . . .58
SECTION 7.1.1.  Financial Information, Reports, Notices, etc . . . . . . . . . . . . . .59
SECTION 7.1.2.  Maintenance of Existence; Compliance with Laws, etc. . . . . . . . . . .60
SECTION 7.1.3.  Maintenance of Properties. . . . . . . . . . . . . . . . . . . . . . . .60
SECTION 7.1.4.  Insurance. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .61
SECTION 7.1.5.  Books and Records. . . . . . . . . . . . . . . . . . . . . . . . . . . .61
SECTION 7.1.6.  Environmental Law Covenant . . . . . . . . . . . . . . . . . . . . . . .62
SECTION 7.1.7.  Future Subsidiaries; Collateral. . . . . . . . . . . . . . . . . . . . .62
SECTION 7.1.8.  Use Of Proceeds. . . . . . . . . . . . . . . . . . . . . . . . . . . . .63
SECTION 7.1.9. Contract Obligations. . . . . . . . . . . . . . . . . . . . . . . . . . .64
SECTION 7.2.  Negative Covenants . . . . . . . . . . . . . . . . . . . . . . . . . . . .64
SECTION 7.2.1.  Business Activities. . . . . . . . . . . . . . . . . . . . . . . . . . .64
SECTION 7.2.2.  Indebtedness . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .64
SECTION 7.2.3.  Liens. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .65

                                     -iii-


SECTION 7.2.4.  Financial Condition and Operations . . . . . . . . . . . . . . . . . . .66
SECTION 7.2.5.  Investments. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .69
SECTION 7.2.6.  Restricted Payments, etc . . . . . . . . . . . . . . . . . . . . . . . .70
SECTION 7.2.7.  Capital Expenditures, etc. . . . . . . . . . . . . . . . . . . . . . . .70
SECTION 7.2.8.  No Prepayment of Subordinated Debt . . . . . . . . . . . . . . . . . . .71
SECTION 7.2.9.  Stock of Restricted Subsidiaries . . . . . . . . . . . . . . . . . . . .71
SECTION 7.2.10.  Consolidation, Merger, etc. . . . . . . . . . . . . . . . . . . . . . .72
SECTION 7.2.11.  Permitted Dispositions. . . . . . . . . . . . . . . . . . . . . . . . .72
SECTION 7.2.12.  Modification of Certain Agreements. . . . . . . . . . . . . . . . . . .73
SECTION 7.2.13.  Transactions with Affiliates. . . . . . . . . . . . . . . . . . . . . .73
SECTION 7.2.14.  Restrictive Agreements, etc . . . . . . . . . . . . . . . . . . . . . .73
SECTION 7.2.15.  Sale and Leaseback. . . . . . . . . . . . . . . . . . . . . . . . . . .73

                         ARTICLE VIII EVENTS OF DEFAULT

SECTION 8.1.  Listing of Events of Default . . . . . . . . . . . . . . . . . . . . . . .74
SECTION 8.1.1.  Non-Payment of Obligations . . . . . . . . . . . . . . . . . . . . . . .74
SECTION 8.1.2.  Breach of Warranty . . . . . . . . . . . . . . . . . . . . . . . . . . .74
SECTION 8.1.3.  Non-Performance of Certain Covenants and Obligations . . . . . . . . . .74
SECTION 8.1.4.  Non-Performance of Other Covenants and Obligations . . . . . . . . . . .74
SECTION 8.1.5.  Default on Other Indebtedness. . . . . . . . . . . . . . . . . . . . . .74
SECTION 8.1.6.  Judgments. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .75
SECTION 8.1.7.  Pension Plans. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .75
SECTION 8.1.8.  Change in Control. . . . . . . . . . . . . . . . . . . . . . . . . . . .75
SECTION 8.1.9.  Bankruptcy, Insolvency, etc. . . . . . . . . . . . . . . . . . . . . . .75
SECTION 8.1.10.  Impairment of Security, etc . . . . . . . . . . . . . . . . . . . . . .76
SECTION 8.1.11.  Failure of Subordination. . . . . . . . . . . . . . . . . . . . . . . .76
SECTION 8.1.12. Government Contracts . . . . . . . . . . . . . . . . . . . . . . . . . .76
SECTION 8.2.  Action if Bankruptcy . . . . . . . . . . . . . . . . . . . . . . . . . . .76
SECTION 8.3.  Action if Other Event of Default . . . . . . . . . . . . . . . . . . . . .77

                         ARTICLE IX THE CREDIT AGENTS

SECTION 9.1.  Actions. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .77
SECTION 9.2.  Funding Reliance, etc. . . . . . . . . . . . . . . . . . . . . . . . . . .78
SECTION 9.3.  Exculpation. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .78
SECTION 9.4.  Successor. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .78
SECTION 9.5.  Credit Extensions by Scotiabank and Imperial . . . . . . . . . . . . . . .79
SECTION 9.6.  Credit Decisions . . . . . . . . . . . . . . . . . . . . . . . . . . . . .79
SECTION 9.7.  Copies, etc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .79


                                     -iv-



                          ARTICLE X MISCELLANEOUS PROVISIONS

SECTION 10.1.  Waivers, Amendments, etc. . . . . . . . . . . . . . . . . . . . . . . . .80
SECTION 10.2.  Notices . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .81
SECTION 10.3.  Payment of Costs and Expenses . . . . . . . . . . . . . . . . . . . . . .81
SECTION 10.4.  Indemnification . . . . . . . . . . . . . . . . . . . . . . . . . . . . .82
SECTION 10.5.  Survival. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .83
SECTION 10.6.  Severability. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .83
SECTION 10.7.  Headings. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .83
SECTION 10.8.  Execution in Counterparts, Effectiveness, etc . . . . . . . . . . . . . .84
SECTION 10.9.  Governing Law; Entire Agreement . . . . . . . . . . . . . . . . . . . . .84
SECTION 10.10.  Successors and Assigns . . . . . . . . . . . . . . . . . . . . . . . . .84
SECTION 10.11.  Sale and Transfer of Loans and Notes; Participations in Loans
                  and Notes. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .84
SECTION 10.11.1.  Assignments. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .84
SECTION 10.11.2.  Participations . . . . . . . . . . . . . . . . . . . . . . . . . . . .87
SECTION 10.12.  Other Transactions . . . . . . . . . . . . . . . . . . . . . . . . . . .88
SECTION 10.13.  Confidentiality. . . . . . . . . . . . . . . . . . . . . . . . . . . . .88
SECTION 10.14.  Forum Selection and Consent to Jurisdiction. . . . . . . . . . . . . . .89
SECTION 10.15.  Waiver of Jury Trial . . . . . . . . . . . . . . . . . . . . . . . . . .90

                                     -v-


SCHEDULE I     -    Disclosure Schedule
SCHEDULE II    -    Percentages; LIBO Office; Domestic Office

EXHIBIT A-1    -    Form of Revolving Note
EXHIBIT A-2    -    Form of Term Note
EXHIBIT A-3    -    Form of Swing Line Note
EXHIBIT B-1    -    Form of Borrowing Request
EXHIBIT B-2    -    Form of Issuance Request
EXHIBIT C      -    Form of Continuation/Conversion Notice
EXHIBIT D      -    Form of Borrower Closing Date Certificate
EXHIBIT E      -    Form of Compliance Certificate
EXHIBIT G-1    -    Form of Borrower Pledge Agreement
EXHIBIT G-2    -    Form of Subsidiary Pledge Agreement
EXHIBIT H-1    -    Form of Borrower Security Agreement
EXHIBIT H-2    -    Form of Subsidiary Security Agreement
EXHIBIT I      -    Form of Opinion of Counsel to the Obligors
EXHIBIT J      -    Form of Subsidiary Guaranty
EXHIBIT K      -    Form of Interco Subordination Agreement
EXHIBIT L      -    Form of Lender Assignment Agreement
EXHIBIT M      -    Form of Officer's Solvency Certificate

                                                                 EXHIBIT A-1


                                    REVOLVING NOTE


$[               ]                                             July 29, 1998



     FOR VALUE RECEIVED, the undersigned, THE TITAN CORPORATION, a Delaware corporation (the "BORROWER"), promises to pay to the order of [Name of Lender] and its registered assigns (the "REVOLVING LENDER") on the Stated Maturity
for all Revolving Loans, the principal sum of [                          ]
DOLLARS ($[         ]) or, if less, the aggregate unpaid principal amount of
all Revolving Loans made by the Revolving Lender pursuant to that certain Credit Agreement, dated as of July 29, 1998 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "CREDIT AGREEMENT"), among the Borrower, the various financial institutions
(including the Lender) as are or may become parties thereto (collectively, the "LENDERS"), The Bank of Nova Scotia, as administrative agent for the Lenders ("ADMINISTRATIVE AGENT") and Imperial Bank, as Documentation Agent. Unless otherwise defined, terms used herein have the meanings provided in the Credit Agreement.

     The Borrower also promises to pay interest on the unpaid principal amount hereof from time to time outstanding from the date hereof until maturity (whether by acceleration or otherwise) and, after maturity, until paid, at the rates per annum and on the dates specified in the Credit Agreement. Payments of both principal and interest are to be made in lawful money of the United States of America in same day or immediately available funds to the account designated by the Administrative Agent pursuant to the Credit Agreement.

     This Revolving Note is one of the Revolving Notes referred to in, and evidences Indebtedness incurred under, the Credit Agreement, to which reference is made for a description of the security for this Revolving Note and for a statement of the terms and conditions on which the Borrower is permitted and required to make prepayments and repayments of principal of the Indebtedness evidenced by this Revolving Note and on which such Indebtedness may be declared to be immediately due and payable.

     The Borrower hereby irrevocably authorizes the Revolving Lender to make (or cause to be made) appropriate notations on the grid attached hereto (or on any continuation of such grid), which notations, if made, shall evidence, inter alia, the date of and the outstanding principal of, the Revolving Loans evidenced hereby. Such notations shall be rebuttable presumptive evidence of the accuracy of the information so set forth; provided, however, that the failure of the Revolving Lender to make any such notations shall not limit or otherwise affect any Obligations of the Borrower.

     Any assignment or transfer of this Revolving Note shall be effective solely be registration thereof in the Register pursuant to the Credit Agreement.

     All parties hereto, whether as makers, endorsers, or otherwise, severally waive presentment for payment, demand, protest and notice of dishonor.

     THIS REVOLVING NOTE SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSES SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).



                                   THE TITAN CORPORATION


                                   By
                                       ------------------------------------
                                       Name:
                                       Title:

                        REVOLVING LOANS AND PRINCIPAL PAYMENTS


  Date     Amount of Revolving         Interest        Amount of Principal            Unpaid Principal       Total   Notation
                Loan Made               Period               Repaid                       Balance                     Made By
          Alternate     LIBO       (If Applicable)    Alternate        LIBO        Alternate         LIBO
          Base Rate     Rate                          Base Rate        Rate        Base Rate         Rate
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

                                                                    EXHIBIT A-2



                                      TERM NOTE


$[         ]                                                July 29, 1998


     FOR VALUE RECEIVED, the undersigned, THE TITAN CORPORATION, a Delaware corporation (the "BORROWER"), promises to pay to the order of [Name of Lender] and its registered assigns (the "TERM LENDER") on the Stated Maturity Date for
all Loans, the principal sum of [             ] DOLLARS ($[         ]) or, if
less, the aggregate unpaid principal amount of all Term Loans made by the Term Lender pursuant to that certain Credit Agreement, dated as of July 29, 1998 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "CREDIT AGREEMENT"), among the Borrower, the various financial institutions (including the Lender) as are or may become parties thereto (collectively, the "LENDERS"), The Bank of Nova Scotia, as administrative agent for the Lenders (the "ADMINISTRATIVE AGENT") and Imperial Bank, as Documentation Agent. Terms used herein have the meanings provided in the Credit Agreement.

     The Borrower also promises to pay interest on the unpaid principal amount hereof from time to time outstanding from the date hereof until maturity (whether by acceleration or otherwise) and, after maturity, until paid, at the rates per annum and on the dates specified in the Credit Agreement. Payments of both principal and interest are to be made in lawful money of the United States of America in same day or immediately available funds to the account designated by the Administrative Agent pursuant to the Credit Agreement.

     This Term Note is the Term Note referred to in, and evidences Indebtedness incurred under, the Credit Agreement, to which reference is made for a description of the security for this Term Note and for a statement of the terms and conditions on which the Borrower is permitted and required to make prepayments and repayments of principal of the Indebtedness evidenced by this Term Note and on which such Indebtedness may be declared to be immediately due and payable.

     The Borrower hereby irrevocably authorizes the Term Lender to make (or cause to be made) appropriate notations on the grid attached hereto (or on any continuation of such grid), which notations, if made, shall evidence, INTER ALIA, the date of and the outstanding principal of, the Term Loans evidenced hereby. Such notations shall be rebuttable presumptive evidence of the accuracy of the information so set forth; PROVIDED, HOWEVER, that the failure of the Term Lender to make any such notations shall not limit or otherwise affect any Obligations of the Borrower.

     Any assignment or transfer of this Term Note shall be effective solely by registration thereof in the Register pursuant to the Credit Agreement.

     All parties hereto, whether as makers, endorsers, or otherwise, severally waive presentment for payment, demand, protest and notice of dishonor.

     THIS TERM NOTE AND SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSES SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW
YORK).


                                        THE TITAN CORPORATION

                                        By
                                           ---------------------------------
                                           Name:
                                           Title:

                           TERM LOAN AND PRINCIPAL PAYMENTS


  Date        Amount of            Interest        Amount of Principal     Unpaid Principal     Total     Notation
             Term Loan Made        Period                Repaid                 Balance                    Made By
          Alternate     LIBO    (If Applicable)    Alternate      LIBO   Alternate     LIBO
          Base Rate     Rate                       Base Rate      Rate   Base Rate     Rate
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

                                                                   EXHIBIT A-3



                                   SWING LINE NOTE


$5,000,000                                                       July 29, 1998


     FOR VALUE RECEIVED, the undersigned, THE TITAN CORPORATION, a Delaware corporation (the "BORROWER") promises to pay to the order of THE BANK OF NOVA SCOTIA and its registered assigns (the "SWING LINE LENDER") on the Stated Maturity Date for all Revolving Loans, the principal sum of FIVE MILLION DOLLARS ($5,000,000) or, if less, the aggregate unpaid principal amount of all Swing Line Loans made by the Swing Line Lender pursuant to that certain Credit Agreement, dated as of July 29, 1998 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "CREDIT AGREEMENT"), among the Borrower, the various financial institutions (including the Lender) as are or may become parties thereto (collectively, the "LENDERS"), The Bank of Nova Scotia, as administrative agent for the Lenders (the "ADMINISTRATIVE AGENT") and Imperial Bank, as Documentation Agent. Unless otherwise defined, terms used herein have the meanings provided in the Credit Agreement.

     The Borrower also promises to pay interest on the unpaid principal amount hereof from time to time outstanding from the date hereof until maturity (whether by acceleration or otherwise) and, after maturity, until paid, at the rates per annum and on the dates specified in the Credit Agreement. Payments of both principal and interest are to be made in lawful money of the United States of America in same day or immediately available funds to the account designated by the Administrative Agent pursuant to the Credit Agreement.

     This Swing Line Note is the Swing Line Note referred to in, and evidences Indebtedness incurred under, the Credit Agreement, to which reference is made for a description of the security for this Swing Line Note and for a statement of the terms and conditions on which the Borrower is permitted and required to make prepayments and repayments of principal of the Indebtedness evidenced by this Swing Line Note and on which such Indebtedness may be declared to be immediately due and payable.

     The Borrower hereby irrevocably authorizes the Swing Line Lender to make (or cause to be made) appropriate notations on the grid attached hereto (or on any continuation of such grid), which notations, if made, shall evidence, INTER ALIA, the date of and the outstanding principal of, the Swing Line Loans evidenced hereby. Such notations shall be rebuttable presumptive evidence of the accuracy of the information so set forth; PROVIDED, HOWEVER, that the failure of the Swing Line Lender to make any such notations shall not limit or otherwise affect any Obligations of the Borrower.

     Any assignment or transfer of this Swing Line Note shall be effective solely by registration thereof in the Register pursuant to the Credit Agreement.

     All parties hereto, whether as makers, endorsers, or otherwise, severally waive presentment for payment, demand, protest and notice of dishonor.

     THIS SWING LINE NOTE AND SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSES SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).


                                   THE TITAN CORPORATION


                                   By
                                     --------------------------------
                                     Name:
                                     Title:

                       SWING LINE LOANS AND PRINCIPAL PAYMENTS


                       Amount of           Amount of           Unpaid
   Date                Swing Line          Principal           Principal           Total               Notation
                       Loan Made           Repaid              Balance                                 Made By
----------------------------------------------------------------------------
----------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------

                                                                    EXHIBIT B-1




                                  BORROWING REQUEST


The Bank of Nova Scotia,
  as Agent
One Liberty Plaza
New York, New York  10006

Attention:


                                THE TITAN CORPORATION


Gentlemen and Ladies:

     This Borrowing Request is delivered to you pursuant to Section 2.3 of the Credit Agreement, dated as of July 29, 1998 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "CREDIT AGREEMENT"), among The Titan Corporation (the "BORROWER"), the various financial institutions as are or may become parties thereto (collectively, the "LENDERS") The Bank of Nova Scotia, as administrative agent for the Lenders (the "ADMINISTRATIVE AGENT"), and Imperial Bank, as documentation agent. Unless otherwise defined herein or the context otherwise requires, terms used herein have the meanings provided in the Credit Agreement.

     The Borrower hereby requests that a [Revolving Loan] [Term Loan] [Swing Line Loan] be made in the aggregate principal amount of $ _____________ on _____________ , ____ as a * [LIBO Rate Loan having an Interest Period of [one] [two] [three] [six] month(s)] [Base Rate Loan].

     The Borrower hereby acknowledges that, pursuant to Section 5.2.2 of the Credit Agreement, each of the delivery of this Borrowing Request and the acceptance by the Borrower of the proceeds of the Loans requested hereby constitute a representation and warranty by the Borrower that, on the date of such Loans, and immediately before and after giving effect thereto and to the application of the proceeds therefrom, the statements set forth in Section 5.2.1 of the Credit Agreement are true and correct in all material respects.

-------------------
* Insert appropriate interest rate option and, if applicable, the number of months with respect to LIBO Rate Loans. Note that Swing Line Loans must be made as Base Rate Loans.

     The Borrower agrees that if prior to the time of the Borrowing requested hereby any matter certified to herein by it will not be true and correct in all material respects at such time as if then made, it will immediately so notify the Administrative Agent. Except to the extent, if any, that prior to the time of the Borrowing requested hereby the Agent shall receive written notice to the contrary from the Borrower, each matter certified to herein shall be deemed once again to be certified as true and correct in all material respects at the date of such Borrowing as if then made.

     Please wire transfer the proceeds of the Borrowing to the accounts of the following persons at the financial institutions indicated respectively:


 Amount to be                                      Name, Account No.,
 Transferred                                       Address, etc.
-------------                                      ------------------
                    Person to be Paid
                    -----------------
$
 ------------                                      ----------------------------

                                                   ----------------------------
                                                   Attention:
                                                             ------------------

$
 ------------                                      ----------------------------

                                                   ----------------------------
                                                   Attention:
                                                             ------------------

$
 ------------                                      ----------------------------
Balance of such
proceeds                                           ----------------------------
                                                   Attention:
                                                             ------------------

     IN WITNESS WHEREOF, the Borrower has caused this Borrowing Request to be executed and delivered, and the certification and representations and warranties contained herein to be made, by its duly Authorized Officer this __ day of ____________, ____.



                                        THE TITAN CORPORATION


                                        By
                                          ----------------------------
                                          Name:
                                          Title:

                                                                    EXHIBIT B-2




                                   ISSUANCE REQUEST


The Bank of Nova Scotia,
  as Agent
One Liberty Plaza
New York, New York  10006

Attention:
          ------------------

                                THE TITAN CORPORATION


Gentlemen and Ladies:

     This Issuance Request is delivered to you pursuant to Section 2.6 of the Credit Agreement, dated as of July 29, 1998 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "CREDIT AGREEMENT"), among The Titan Corporation, a Delaware corporation (the "BORROWER"), the various financial institutions as are or may become parties thereto which extend a Commitment thereunder (collectively, the "LENDERS") and The Bank of Nova Scotia, as administrative agent for the Lenders (the "ADMINISTRATIVE AGENT"), and Imperial Bank, as documentation agent. Unless otherwise defined herein or the context otherwise requires, terms used herein have the meanings provided in the Credit Agreement.

     The Borrower hereby requests that the Issuer (*)[issue a Letter of Credit
on                 ,      (the "DATE OF ISSUANCE") in the initial Stated Amount
of $____________ with a Stated Expiry Date (as defined therein) of ____________, ____] [extend the Stated Expiry Date (as defined under Letter of Credit No.__, issued on _______________, ____, in the initial Stated Amount of $_____________)
to a revised Stated Expiry Date (as defined therein) of ________________, ____].

     (**)[The beneficiary of the requested Letter of Credit will be ___________________________.]

-------------------
(*)  Insert and complete as appropriate.

(**) Delete if Issuance Request is for an extension.

     The Borrower hereby acknowledges that, pursuant to Section 5.2.2 of the Credit Agreement, each of the delivery of this Issuance Request and the (*)[issuance] [extension] of the Letter of Credit requested hereby, all statements set forth in Section 5.2.1 of the Credit Agreement are true and correct in all material respects.

     The Borrower agrees that if, prior to the time of the [issuance] [extension] of the Letter of Credit requested hereby, any matter certified to herein by it will not be true and correct in all material respects at such time as if then made, it will immediately so notify the Administrative Agent. Except to the extent, if any, that prior to the time of the [issuance] [extension] of the Letter of Credit requested hereby the Administrative Agent and the Issuer shall receive written notice to the contrary from the Borrower, each matter certified to herein shall be deemed to be certified as true and correct in all material respects at the date of such [issuance] [extension].



-------------------
(*)    Insert as appropriate.

     IN WITNESS WHEREOF, the Borrower has caused this Issuance Request to be executed and delivered, and the certification and representations and warranties contained herein to be made, by its duly Authorized Officer this __ day of ___________, ____.



                                       THE TITAN CORPORATION




                                       By:
                                          -------------------------------
                                       Name:
                                       Title:

                                                                     EXHIBIT C




                            CONTINUATION/CONVERSION NOTICE


The Bank of Nova Scotia,
  as Agent
One Liberty Plaza
New York, New York  10006

Attention:
           ------------------------

                                THE TITAN CORPORATION

Gentlemen and Ladies:

     This Continuation/Conversion Notice is delivered to you pursuant to Section
2.4 of the Credit Agreement, dated as of July 29, 1998 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "CREDIT AGREEMENT"), among The Titan Corporation, a Delaware corporation (the "BORROWER"), the various financial institutions as are or may become parties thereto (collectively, the "LENDERS") The Bank of Nova Scotia, as administrative agent for the Lenders (the "ADMINISTRATIVE AGENT"), and Imperial Bank, as documentation agent. Unless otherwise defined herein or the context otherwise requires, terms used herein have the meanings provided in the Credit Agreement.

     The Borrower hereby requests that on ________, ____,

          (*)[(1)  (**)$             of the presently outstanding principal
     amount of the [Revolving Loans] [Term Loans] originally made on _______, ____,]

          (*)[(2) and all Loans presently being maintained as (***)[Base Rate Loans] [LIBO Rate Loans],]

          (3)  be [converted into] [continued as],

-------------------
(*)    Delete if not applicable.

(**)   Subject to minimum amounts and multiples contemplated in Section 2.4.

(***) Insert appropriate interest rate option and, if applicable, the number of months with respect to LIBO Rate Loans.

          (4) ***[LIBO Rate Loans having an Interest Period of [one] [two] [three] [six] month(s)] [Base Rate Loans].


     (*)[The Borrower hereby:

          (a) certifies and warrants that no Default has occurred and is continuing or will (immediately after giving effect to the continuation or conversion requested hereby) occur and be continuing; and

          (b) agrees that if prior to the time of such continuation or conversion any matter certified to herein by it will not be true and correct at such time as if then made, it will immediately so notify the Administrative Agent.

     Except to the extent, if any, that prior to the time of the continuation or conversion requested hereby the Administrative Agent shall receive written notice to the contrary from the Borrower, each matter certified to herein shall be deemed to be certified at the date of such continuation or conversion as if then made.]

-------------------
* Applicable only if Loans are being continued as, or converted into, LIBO Rate Loans.

     IN WITNESS WHEREOF, the Borrower has caused this Continuation/Conversion Notice to be executed and delivered, and the certification and representations and warranties contained herein to be made, by its duly Authorized Officer this ___ day of _____________, ____.


                                        THE TITAN CORPORATION


                                        By
                                          -----------------------------
                                          Name:
                                          Title:

                                                                      EXHIBIT D



                               CLOSING DATE CERTIFICATE

                                THE TITAN CORPORATION


     This Closing Date Certificate (this "CERTIFICATE") is delivered pursuant to
Section 5.1.2 of the Credit Agreement, dated as of July 29, 1998 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "CREDIT AGREEMENT") among The Titan Corporation, a Delaware corporation (the "BORROWER"), the various financial institutions as are or may become parties thereto (collectively, the "LENDERS"), The Bank of Nova Scotia ("SCOTIABANK") as administrative agent for the Lenders (in such capacity, the "ADMINISTRATIVE AGENT"), and Imperial Bank, as documentation agent. Capitalized terms not otherwise defined herein shall have the meanings set forth in the Credit Agreement.

     The undersigned hereby certifies, represents and warrants for and on behalf of the Borrower, as of the Closing Date, as follows:

     1. FINANCIAL INFORMATION, ETC. True and complete copies of each of the following documents are attached hereto as ANNEX I:

          (a) audited consolidated financial statements of the Borrower and its Subsidiaries as at December 31, 1997, without Impermissible Qualification; and

          (b) a PRO FORMA opening balance sheet of the Borrower, as of the Closing Date, certified by the chief financial or accounting Authorized Officer of the Borrower, giving effect to the contemplated financing and reflecting the existing and proposed legal and capital structure (both debt and equity) of the Borrower.

     2. PAYMENT OF OUTSTANDING INDEBTEDNESS, ETC. All Indebtedness identified in Item 7.2.2(b) of the Disclosure Schedule to the Credit Agreement (including under or in connection with the Existing Loan Agreements), together with all interest, all prepayment premiums and other amounts due and payable with respect thereto, have been paid in full from the proceeds of the initial Credit Extension and the commitments in respect of such Indebtedness have been terminated, and all Liens securing payment of any such Indebtedness have been released and the Administrative Agent has received all Uniform Commercial Code Form UCC-3 termination statements or other instruments as may be suitable or appropriate in connection therewith.

     3. CLOSING FEES, EXPENSES, ETC. The Administrative Agent has received for its own accounts, or for the account of each Lender, as the case may be, all fees, costs and expenses due and payable pursuant to Section 3.3 and 10.3 of the Credit Agreement, if then invoiced.
     4. INSURANCE. Attached hereto as ANNEX II are certified copies of certificates of insurance (or binders in respect thereof), from one or more insurance companies, evidencing coverage required to be maintained pursuant to the Credit Agreement and each Loan Document.

     5. MATERIAL ADVERSE CHANGE. There has not occurred a Material Adverse Effect since December 31, 1997.

     6.. COMPLIANCE WITH WARRANTIES, NO DEFAULT, ETC. Both before and after giving effect to the initial Credit Extensions the following statements shall be true and correct:

          (a) the representations and warranties set forth in ARTICLE VI (excluding, however, those contained in SECTION 6.7) and in each other Loan Document are, in each case, true and correct with the same effect as if made as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date);

          (b) except as disclosed by the Borrower to the Administrative Agent and the Lenders pursuant to SECTION 6.7,

               (i) no labor controversy, litigation, arbitration or governmental investigation or proceeding is pending or, to the knowledge of the Borrower, threatened against the Borrower or any of its Subsidiaries which could reasonably be expected to have a Material Adverse Effect, or which would adversely affect the legality, validity or enforceability of the Credit Agreement or any other Loan Document; and

               (ii) no development has occurred in any labor controversy, litigation, arbitration or governmental investigation or proceeding disclosed pursuant to SECTION 6.7 which could reasonably be expected to have a Material Adverse Effect; and

               (iii) no Default shall has occurred and is continuing.

     IN WITNESS WHEREOF, the undersigned has caused this Certificate to be executed and delivered, and the certification, representations and warranties contained herein to be duly made, by an Authorized Officer this 29th day of July, 1998.


                                             THE TITAN CORPORATION


                                             By:
                                                ------------------------------
                                                Title:

                                                                      EXHIBIT E



                                COMPLIANCE CERTIFICATE


The Bank of Nova Scotia,
  as Administrative Agent
One Liberty Plaza
New York, New York 10006

Attention: Carroll Rockey


                                THE TITAN CORPORATION.


Gentlemen and Ladies:

     This Compliance Certificate is delivered to you pursuant to [Section 5.1.8] [clause (c) of Section 7.1.1] of the Credit Agreement, dated as of July 29, 1998 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "CREDIT AGREEMENT"), among The Titan Corporation, a Delaware corporation (the "BORROWER"), the various financial institutions as are or may become parties thereto (collectively, the "LENDERS"), The Bank of Nova Scotia, as administrative agent for the Lenders (in such capacity, the "ADMINISTRATIVE AGENT"), and Imperial Bank, as documentation agent. Unless otherwise defined in this Compliance Certificate, terms used herein (including the Attachments hereto) have the meanings provided in the Credit Agreement. Each reference to a
Section is to the relevant Section in the Credit Agreement.

     The Borrower hereby certifies and warrants that as of __________ __, ____ (the "COMPUTATION DATE"):

1. The Total Debt to EBITDA Ratio was _____:1, as computed on ATTACHMENT 1 hereto.

     The maximum Total Debt to EBITDA Ratio permitted pursuant to clause (a) of
     Section 7.2.4 is _____:1 and, accordingly, the Total Debt to EBITDA Ratio covenant [has] [has not] been satisfied.

2. The Tangible Net of the Borrower is $_________________, as computed on ATTACHMENT 3 hereto.

     The minimum Tangible Net Worth required pursuant to clause (b) of Section
     7.2.4 (as computed on ATTACHMENT 3 hereto) is $____, and accordingly, the Tangible Net Worth covenant [has][has not] been satisfied.

3. The Fixed Charge Coverage Ratio was _____:1, as computed on ATTACHMENT 4 hereto.

     The minimum Fixed Charge Coverage Ratio permitted pursuant to clause (c) of
     Section 7.2.4 is _____:1 and, accordingly, the Fixed Charge Coverage Ratio covenant [has] [has not] been satisfied.

4. The EBITDA (for the Fiscal Year in which the Computation Date occurs) was $___________, as computed on ATTACHMENT 2 hereto.

     The minimum EBITDA (for the Fiscal Year in which the Computation Date occurs) required by clause (d) of Section 7.2.4 of the Credit Agreement was $ ___________, and accordingly, the aforementioned requirement has [not] been satisfied.

5.   The Quick Ratio was ____ to 1.0, as computed on ATTACHMENT 5 hereto.

     The minimum Quick Ratio permitted by clause (e) of Section 7.2.4 of the Credit Agreement on the Computation Date was ___ to 1.), and accordingly, the aforementioned requirement has [not] been satisfied.

6.6. The Indebtedness of any Restricted Subsidiary owing to the Borrower or any other Restricted Subsidiary under clause (e)(ii) of Section 7.2.2 of the Credit Agreement, which, when incurred by a Foreign Subsidiary owing to the Borrower or a Guarantor (when aggregated with the amount of Investments made by the Borrower and the Guarantors in Foreign Subsidiaries under CLAUSE (e)(i) of SECTION 7.2.5 under the Credit Agreement) was $___________. Such Indebtedness pursuant to such clause (e)(ii) of Section 7.2.2, is not allowed to exceed $3,000,000, and accordingly, such Indebtedness was [not] permitted.

7. The Indebtedness of the Borrower and its Restricted Subsidiaries in respect of Capitalized Lease Liabilities under clause (g) of Section 7.2.2 of the Credit Agreement, in the aggregate, was $_________. Such Indebtedness pursuant to such clause (g) of Section 7.2.2 of the Credit Agreement, is not allowed exceed $1,000,000 in the aggregate, and accordingly, such Indebtedness was [not] permitted.

8. Other Indebtedness of the Borrower and its Restricted Subsidiaries (including purchase money Indebtedness) under clause (h) of Section 7.2.2 of the Credit Agreement, was, in the aggregate, $____________. Such other Indebtedness pursuant to clause (h) of

     Section 7.2.2 of the Credit Agreement, is not allowed to exceed, in an aggregate amount at any time, $5,000,000, and accordingly, such Indebtedness was [not] permitted.

9. Other Investments of the Borrower or any of its Restricted Subsidiaries under clause (j) of Section 7.2.5 of the Credit Agreement, was $__________. Such other Investments pursuant to clause (j) of Section 7.2.5 of the Credit Agreement are not permitted to exceed $10,000,000 over the term of the Credit Agreement, and accordingly, to date, such Investments were [not] permitted.

10.  Compliance with clause (c) of Section 7.2.6:

     (a) The Total Debt to EBITDA Ratio immediately following the proposed redemption of Capital Stock of the Borrower or any of its Restricted Subsections was ___:1.0, calculated on a PRO FORMA basis, giving effect to such proposed redemption. The maximum Total Debt to EBITDA Ratio so calculated on a PRO FORMA basis may not exceed 3:00:1.00, and, accordingly, such redemption was [not] permitted. The aggregate value of Capital Stock redemptions for the Borrower and its Restricted Subsidiaries under clause (c)(iii) of Section 7.2.6 of the Credit Agreement was $_______. The aggregate value of such redemptions pursuant to clause (c)(iii) of Section 7.2.6 of the Credit Agreement are not permitted to exceed $__________, and accordingly, such redemptions were [not] permitted.

     (b) The aggregate value of Capital Stock redemptions for the Borrower and its Restricted Subsidiaries under clause (c)(iv) of Section 7.2.6 of the Credit Agreement was $_______. The aggregate value of such redemptions pursuant to clause (c)(iv) of Section 7.2.6 of the Credit Agreement are not permitted to exceed $8,000,000, and accordingly, to date, such redemptions were [not] permitted.

     (c) The unborrowed Revolving Loan Commitment Amount at the time of Capital Stock redemptions for the Borrower and its Restricted Subsidiaries under clause (c)(v) of Section 7.2.6 of the Credit Agreement was $_______. The unborrowed Revolving Loan Commitment Amount at the time of such Capital Stock redemptions pursuant to clause (c)(v) of Section
          7.2.6 of the Credit Agreement are not permitted to exceed $7,500,000, and accordingly, to date, such [redemptions] were [not] permitted.

11. The aggregate amount of Capital Expenditures made or committed to be made during the Fiscal Year in which the Computation Date occurs is $__________. The maximum amount of Capital Expenditures permitted by Section 7.2.7 of the Credit Agreement during this Fiscal Year was $________, and accordingly, the aforementioned requirement has [not] been satisfied.

12. The aggregate value of the sales, transfers, leases, contributions or conveyances (including by way of merger), or grants of options, warrants or other rights with respect to, any of the Borrower's or such Restricted Subsidiaries' assets (including accounts receivable and capital stock of Restricted Subsidiaries) to any Person in one transaction or series of transactions, pursuant to clause (iv) of Section 7.2.11 of the Credit Agreement made in the Fiscal Year to date in which the Computation Date
     occurs was $_______.   The maximum amount of assets, in the aggregate,
     which may be disposed of in any Fiscal Year, pursuant to clause (iv) of
     Section 7.2.11 of the Credit Agreement, is $1,000,000, so long as the Borrower complies with Section 3.1.1(c) of the Credit Agreement, and accordingly, the aforementioned disposition [is][was][not] permitted.

     IN WITNESS WHEREOF, the Borrower has caused this Certificate to be duly executed and delivered by its chief executive, financial or accounting Authorized Officer this ____ day of __________, ____.


                                   THE TITAN CORPORATION


                                   By:
                                      --------------------------------
                                      Name:
                                      Title:

                                                                   ATTACHMENT 1
                                                        (to __/__/__ Compliance
                                                                   Certificate)

                              TOTAL DEBT TO EBITDA RATIO
                                     on __/__/__
                               (the "Computation Date")

1.   Total Debt:

     (a)  all obligations of the Borrower and its
          Restricted Subsidiaries for borrowed money or
          advances and all obligations of the Borrower
          and its Restricted Subsidiaries evidenced by
          bonds, debentures, notes or similar                        $_______
          instruments (which, in the case of the Loans,
          shall be deemed to equal the aggregate amount
          of Loans outstanding on the Computation Date). . . . . . .

     (b)  all obligations, contingent or otherwise,
          relative to the face amount of all letters of
          credit, whether or not drawn, and banker's
          acceptances issued for the account of the
          Borrower and its Restricted Subsidiaries
          (which, in the case of Letter of Credit                    $_______
          Outstandings shall be deemed to equal the
          aggregate amount of Letter of Credit
          Outstandings on the Computation Date). . . . . . . . . . .

     (c)  all monetary obligations of the Borrower or
          any of its Restricted Subsidiaries under any
          leasing or similar arrangement which have                  $_______
          been (or, in accordance with GAAP, should be)
          classified as capitalized leases valued at
          the capitalized amount thereof . . . . . . . . . . . . . .

     (d)  all Contingent Liabilities of the Borrower
          and its Restricted Subsidiaries in respect of              $_______
          ITEMS 1(a) through 1(c). . . . . . . . . . . . . . . . . .

     (e)  The sum of ITEMS 1(a) through 1(d) . . . . . . . . . . . . $_______

     (f)  intercompany Indebtedness between the
          Borrower and any of its Restricted                         $________
          Subsidiaries . . . . . . . . . . . . . . . . . . . . . . .

     (g)  TOTAL DEBT: ITEM 1(e) minus ITEM 1(f). . . . . . . . . . . $________

2.   SEE ITEM 1(f) OF ATTACHMENT 2

3.   APPLICABLE CONSOLIDATED DEBT TO EBITDA RATIO:  The
     ratio of ITEM 1(g) to ITEM 2(f) . . . . . . . . . . . . . . . . _____:1

                                                                   ATTACHMENT 2
                                                          (to__/__/__Compliance
                                                                   Certificate)

                                       EBITDA

                      for the four consecutive Fiscal Quarters ending on ____ (the "Computation Date")
                             (the "Computation Period")
1.   EBITDA:
(a)  Net Income:

          (i)  the aggregate of all amounts which
               would be included as net income on the
               consolidated financial statements of
               the Borrower and its Restricted
               Subsidiaries for the Computation
               Period  . . . . . . . . . . . . . . . . . . . . . . $________

          (ii) any non-cash and non-recurring gains
               or non-cash and non-recurring losses,
               including fees, costs, charges and
               other expenses incurred by the
               Borrower and its Restricted
               Subsidiaries in connection with any
               discontinued operation,
               reorganization, consolidation or
               restructuring, all in accordance with
               GAAP  . . . . . . . . . . . . . . . . . . . . . . . $________

          (iii)     Net Income: ITEM 1(a)(i) minus
                    ITEM 1(a)(ii)  . . . . . . . . . . . . . . . . $________

     (b)  the amount deducted by the Borrower and its
          Restricted Subsidiaries, in determining Net
          Income, representing amortization. . . . . . . . . . . . $_______


     (c)  the amount deducted, in determining Net
          Income, of all federal, state and local
          income taxes (whether paid in cash or
          deferred) of the Borrower and its
          Restricted Subsidiaries. . . . . . . . . . . . . . . . . $_______


     (d)  Interest Expense of the Borrower and its
          Restricted Subsidiaries. . . . . . . . . . . . . . . . . $_______


     (e)  the amount deducted, in determining Net
          Income, representing depreciation of assets
          of the Borrower and its Restricted
          Subsidiaries . . . . . . . . . . . . . . . . . . . . . . $_______


     (f)  EBITDA:  the sum of ITEMS 2(a)(iii) through
          2(e) . . . . . . . . . . . . . . . . . . . . . . . . . . $_______

                                                                   ATTACHMENT 3
                                                        (to __/__/__ Compliance
                                                                   Certificate)


                                 TANGIBLE NET WORTH

                             for the ____ Fiscal Quarter,
                               ending on ________, ____
                               (the "Computation Date")


1.   TANGIBLE NET WORTH: As of the Computation Date, on a consolidated basis for the Borrower and its Restricted Subsidiaries

     a.   The sum of Capital Stock taken at par                       $________
          value, capital surplus and retained
          earnings (or accumulated deficit) of the Borrower on the Computation Date:

     b.   The sum of all non-cash and non-recurring                   $________
          charges, including fees, costs, charges
          and other expenses incurred by the
          Borrower and its Restricted Subsidiaries in connection with any discontinued operation, reorganization, consolidation or restructuring:

     c.   The sum of ITEM 1(a) and ITEM 1(b):                         $________

     d.   Treasury stock of the Borrower and, to
          the extent included in ITEM 1(a),
          minority interests in Restricted
          Subsidiaries of the Borrower at such                        $________
          date:

     e.   The value of all intangible assets of the                   $________
          Borrower and its Restricted Subsidiaries:

     f.   The sum of ITEM 1(d) and ITEM 1(e):                         $________

     g.   TANGIBLE NET WORTH: ITEM 1(c) over ITEM
          1(f):                                                       $________


2. REQUIRED TANGIBLE NET WORTH: As of the Computation Date, on a consolidated basis for the Borrower and its Restricted Subsidiaries:

     (a)  $28,000,000

     (b)  50% of the aggregate Net Income
          [(excluding any losses)] for the period
          commencing on the Closing Date and ending
          on the last day of the Fiscal Quarter
          ending on or immediately prior to the
          Computation Date . . . . . . . . . . . . . . . . . . . . .  $_______

     (c)  Required Tangible Net Worth: The sum of
          ITEM(2)(a) and ITEM 2(b):  . . . . . . . . . . . . . . . .  $_______

                                                                   ATTACHMENT 4
                                                          (to__/__/__Compliance
                                                                   Certificate)

                             FIXED CHARGE COVERAGE RATIO
                               for the Fiscal Quarter,
                    ending on ____,____(the "Computation Date")



1.   Fixed Change Coverage Ratio

     a.   EBITDA (see ITEM 1(f) of Attachment 2) . . . . . . . . . .  $_________

     b.   Capital Expenditures made during the
          four consecutive Fiscal Quarters ending
          on the Computation Date. . . . . . . . . . . . . . . . . .  $_________

     c.   ITEM 1(a) minus ITEM 1(b)                                   $_________

     d.   Interest Expense paid in cash. . . . . . . . . . . . . . .
                                                                      $_________

     e.   Scheduled principal payments of the
          Term Loans after giving effect to any
          reductions in such scheduled principal
          repayments attributable to any optional
          or mandatory prepayments of the Term
          Loans. . . . . . . . . . . . . . . . . . . . . . . . . . .  $_________

     f.   Restricted Payments. . . . . . . . . . . . . . . . . . . .  $_________

     g.   All federal, state and foreign income
          taxes actually paid in cash by the
          Borrower and its Restricted
          Subsidiaries . . . . . . . . . . . . . . . . . . . . . . .  $_________

     h.   The sum of ITEMS 1(d) through 1(g) . . . . . . . . . . . .  $_________

     i.   FIXED CHARGE COVERAGE RATIO: The ratio
          of ITEM 1(c) to ITEM 1(h):                                  ____: to 1

                                                                   ATTACHMENT 5
                                                         to (__/__/__Compliance
                                                                   Certificate)

                                    QUICK RATIO

                              for the Fiscal Quarter
                                ending on _____,____
                              (the "Computation Date)

1. Quick Ratio: for the Computation Date, on a consolidated basis for the Borrower and the Restricted Subsidiaries.


     a.   Cash and Cash Equivalents. . . . . . . . . . . . . . . .  $________

     b.   Net amount of accounts receivable. . . . . . . . . . . .  $________

     c.   The sum of ITEM 1(a) and ITEM 1(b) . . . . . . . . . . .  $________

     d.   Current liabilities (other than non-cash
          current liabilities) of the
          Borrower and the Restricted
          Subsidiaries (including the aggregate
          principal amount of outstanding
          Revolving Loans and the current
          portion of the Term Loan then
          outstanding and the current portion
          of any other long-term debt) . . . . . . . . . . . . . .  $________

     e.   QUICK RATIO: The ratio of ITEM 1(c)
          to ITEM 1(d):. . . . . . . . . . . . . . . . . . . . . .  ____: to 1

                                                                    EXHIBIT G-1

                              BORROWER PLEDGE AGREEMENT


     This PLEDGE AGREEMENT (as amended, supplemented, amended and restated or otherwise modified from time to time, the "PLEDGE AGREEMENT"), dated as of July 29, 1998, is made by THE TITAN CORPORATION, a Delaware corporation (the "PLEDGOR"), in favor of THE BANK OF NOVA SCOTIA ("SCOTIABANK"), in its capacity as agent (the "ADMINISTRATIVE AGENT") for each of the Secured Parties.


                                 W I T N E S S E T H:

     WHEREAS, pursuant to a Credit Agreement, dated as of July 29, 1998 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "CREDIT AGREEMENT"), among the Pledgor, the various financial institutions as are or may become parties thereto (the "LENDERS"), Scotiabank, as agent for the Lenders (the "ADMINISTRATIVE AGENT"), and Imperial Bank, as Documentation Agent, the Lenders and the Issuers have extended Commitments to make Credit Extensions to the Borrower;

     WHEREAS, as a condition precedent to the making of the Credit Extensions (including the initial Credit Extension) under the Credit Agreement, the Pledgor is required to execute and deliver this Pledge Agreement;

     WHEREAS, the Pledgor has duly authorized the execution, delivery and performance of this Pledge Agreement; and

     NOW THEREFORE, for good and valuable consideration the receipt of which is hereby acknowledged, and in order to induce the Lenders and the Issuers to make Credit Extensions (including the initial Credit Extension) to the Pledgor pursuant to the Credit Agreement, the Pledgor agrees, for the benefit of each Secured Party, as follows:

                                      ARTICLE I
                                      DEFINITIONS

     SECTION 1.1. CERTAIN TERMS. The following terms (whether or not underscored) when used in this Pledge Agreement, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

     "ADMINISTRATIVE AGENT" is defined in the PREAMBLE.

     "CERTIFICATED INTERESTS" means, collectively, all Pledged Interests evidenced by certificates.

     "COLLATERAL" is defined in SECTION 2.1.

     "CREDIT AGREEMENT" is defined in the FIRST RECITAL.

     "DISTRIBUTIONS" means all stock dividends, liquidating dividends, shares of stock resulting from (or in connection with the exercise of) stock splits, reclassifications, warrants, options, non-cash dividends, mergers, consolidations, and all other distributions (whether similar or dissimilar to the foregoing) on or with respect to any Pledged Interests or other shares of Capital Stock constituting Collateral, but shall not include Dividends.

     "DIVIDENDS" means cash dividends and cash distributions with respect to any Pledged Interests or other Pledged Property made in the ordinary course of business and not a liquidating dividend.

     "LENDER" and "LENDERS" are defined in the FIRST RECITAL.

     "LLC" means each limited liability company listed from time to time as a Pledged Interest Issuer on ATTACHMENT 1 hereto.

     "LLC INTEREST" means the entire ownership interest of the Pledgor in each Pledged Interest Issuer that is a LLC listed on ATTACHMENT 1 hereto, including such Pledgor's capital account, its gain, loss, deduction and credit of such Pledged Interest Issuer, the Pledgor's interest in all distributions made or to be made by such Pledged Interest Issuer to the Pledgor and all of the other rights, titles and interests of the Pledgor as an owner or a member of such Pledged Interest Issuer, whether set forth in the operating or membership agreement of such Pledged Interest Issuer, by separate agreement or otherwise.

     "PARTNERSHIP" means each general partnership or limited partnership listed from time to time as a Pledged Interest Issuer on ATTACHMENT 1 hereto.

     "PARTNERSHIP INTEREST" means the entire ownership interest of the Pledgor in each Pledged Interest Issuer that is a Partnership listed on ATTACHMENT 1 hereto, including the Pledgor's capital account, its gain, loss, deduction and credit of such Pledged Interest Issuer, the Pledgor's interest in all distributions made or to be made by such Pledged Interest Issuer to the Pledgor and all of the other rights, titles and interests of the Pledgor as an owner, a general partner or a limited partner of such Pledged Interest Issuer, whether set forth in the partnership agreement of such Pledged Interest Issuer, by separate agreement or otherwise.

     "PLEDGE AGREEMENT" is defined in the PREAMBLE.

     "PLEDGED INTEREST ISSUERS" means each Person identified in ATTACHMENT 1 hereto as the issuer of the Pledged Interests (including the maker of each Pledged Note) identified opposite the name of such Person and each Person whose ownership, equity or other similar interests, including shares of Capital Stock, Partnership Interests and LLC Interests, are required to be pledged hereunder and under the Credit Agreement from time to time.

     "PLEDGED INTERESTS" means (i) all ownership, equity or other similar interests, including shares of Capital Stock, Partnership Interests and LLC Interests, of any Pledged Interest Issuer and (ii) all Pledged Notes and other promissory notes, in each case which are pledged by the Pledgor to the Administrative Agent hereunder or may from time to time hereafter be pledged by the Pledgor to the Administrative Agent.

     "PLEDGED NOTES" means all promissory notes of any Pledged Interest Issuer (whether or not in the form of EXHIBIT C hereto) which are delivered by the Pledgor to the Administrative Agent as Pledged Property hereunder, as such promissory notes, in accordance with SECTION 4.1.6, are amended, modified or supplemented from time to time, together with any promissory note of any Pledged Interest Issuer taken in extension or renewal thereof or substitution therefor.

     "PLEDGED PROPERTY" means all Pledged Interests and all other instruments and securities, in each case which are now being pledged by the Pledgor to the Administrative Agent or may from time to time hereafter be pledged or required to be pledged by the Pledgor to the Administrative Agent for the purpose of pledge under this Pledge Agreement or any other Loan Document, and all proceeds of any of the foregoing.

     "PLEDGOR" is defined in the PREAMBLE.

     "SECURED OBLIGATIONS" is defined in SECTION 2.2.

     "SECURITIES ACT" is defined in SECTION 6.2.

     "TERMINATION DATE" means the date on which all Obligations have been paid in full, all Commitments have been fully terminated and the Letter of Credit has been canceled or otherwise terminated.

     "U.C.C." means the Uniform Commercial Code, as in effect from time to time in the State of New York; PROVIDED, that if by reason of mandatory provisions of law or the exercise of remedies, the perfection or the effect of perfection or non-perfection of the Lien granted in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than New York, "U.C.C." means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection or the exercise of remedies.

     SECTION 1.2. CREDIT AGREEMENT DEFINITIONS. Unless otherwise defined herein or the context otherwise requires, terms used in this Pledge Agreement, including its preamble and recitals, have the meanings provided in the Credit Agreement.

     SECTION 1.3. U.C.C. DEFINITIONS. Unless otherwise defined herein or in the Credit Agreement or the context otherwise requires, terms for which meanings are provided in the U.C.C. are used in this Pledge Agreement with such meanings.


                                      ARTICLE II
                                        PLEDGE

     SECTION 2.1. GRANT OF SECURITY INTEREST. The Pledgor hereby pledges, hypothecates, assigns, charges, mortgages, delivers and transfers to the Administrative Agent, for its benefit and the ratable benefit of each of the Secured Parties, and the Pledgor hereby grants to the Administrative Agent, for its benefit and the ratable benefit of the Secured Parties, a continuing security interest in, all of the following property (the "COLLATERAL"):

          (a) all Pledged Interests of each Pledged Interest Issuer identified in ATTACHMENT 1 hereto issued from time to time;

          (b) all other Pledged Property, whether now or hereafter delivered to the Administrative Agent in connection with this Pledge Agreement;

          (c) all right, title and interest of the Pledgor, whether now existing or hereafter arising or acquired, in, to and under any partnership agreement, limited liability company agreement or similar agreement which governs the rights and obligations of the holder of ownership, equity or similar interests in a Pledged Interest Issuer;

          (d) all Dividends, Distributions, interest and without duplication, other payments and rights with respect to any Pledged Property; and

          (e) all proceeds of any of the foregoing.

     SECTION 2.2. SECURITY FOR OBLIGATIONS. This Pledge Agreement secures the payment in full of all Obligations of each Obligor now or hereafter existing under the Credit Agreement and each other Loan Document, whether for principal, interest, costs, fees, indemnities, expenses, or otherwise (including all Obligations of the Pledgor now or hereafter existing under this Pledge Agreement and each other Loan Document to which such Pledgor is or may become a party), with all such Obligations being referred to as the "SECURED OBLIGATIONS".

     SECTION 2.3. PLEDGE AND TRANSFER OF PLEDGED PROPERTY. Any Certificated Interests representing or evidencing any Collateral shall be delivered to and held by or on behalf of the Administrative Agent pursuant hereto, shall be in suitable form for transfer by delivery, and shall be accompanied by all necessary instruments of transfer or assignment, duly executed in blank by the Pledgor or, if any Collateral constitutes uncertificated securities, confirmation and evidence satisfactory to the Administrative Agent that the Pledgor has taken all actions requested by the Administrative Agent to provide for the transfer to and perfection by the Administrative Agent of the security interests in such uncertificated securities for the benefit of the Secured Parties in accordance with the U.C.C. and any other applicable law.

     SECTION 2.4. DIVIDENDS ON PLEDGED INTERESTS. In the event that any Dividend or other payment is to be paid on any Pledged Interests (including any payment of any principal or interest on any Pledged Note) at a time when no Default of the nature referred to in Section 8.1.9 of the Credit Agreement or Event of Default has occurred and is continuing or would result therefrom, such Dividend or payment may be paid directly to the Pledgor. If any such Default or Event of Default has occurred and is continuing, then any such Dividend or payment shall be paid directly to the Administrative Agent for the benefit of the Secured Parties.

     SECTION 2.5. CONTINUING SECURITY INTEREST. This Pledge Agreement shall create a continuing security interest in the Collateral and shall

          (a) remain in full force and effect until the Termination Date;

          (b) be binding upon the Pledgor and its successors, transferees and assigns; and

          (c) inure, together with the rights and remedies of the Administrative Agent hereunder, to the benefit of the Administrative Agent and each other Secured Party.

Without limiting CLAUSE (C), any Lender may assign or otherwise transfer (in whole or in part) any Note or Loan held by it to any other Person or entity, and such other Person or entity shall thereupon become vested with all the rights and benefits in respect thereof granted to such Lender under any Loan Document (including this Pledge Agreement) or otherwise, subject, however, to any contrary provisions in such assignment or transfer, and to the provisions of
Section 10.11 and Article IX of the Credit Agreement. Upon (i) the sale, transfer or other disposition of Collateral in accordance with the Credit Agreement or (ii) the occurrence of the Termination Date, the security interests granted herein shall automatically terminate with respect to (x) such Collateral (in the case of clause (i)) or (y) all Collateral (in the case of clause (ii)), and at such time the Administrative Agent will, at the Pledgor's sole expense, deliver to the applicable Pledgor, without any representations, warranties or recourse of any kind whatsoever, all certificates and instruments previously delivered to an Administrative Agent representing or evidencing all Pledged Interests, together with all other Collateral held by the Administrative Agent hereunder, and execute and deliver to the Pledgor such documents as the Pledgor shall reasonably request to evidence such termination.

                                     ARTICLE III
                            REPRESENTATIONS AND WARRANTIES

     SECTION 3.1. REPRESENTATIONS AND WARRANTIES, ETC. In order to induce the Secured Parties to enter into the Credit Agreement and to make Credit Extensions thereunder, the Pledgor represents and warrants to each Secured Party as set forth in this Article.

     SECTION 3.1.1. OWNERSHIP, NO LIENS, ETC. The Pledgor is the legal and beneficial owner of, and has good and marketable title to (and has full right and authority to pledge and assign) its Collateral, free and clear of all Liens, options and other charges, except any Lien granted pursuant hereto in favor of the Secured Parties.

     SECTION 3.1.2. VALID SECURITY INTEREST. The execution and delivery of this Pledge Agreement, together with (a)(i) in the case of Collateral that constitutes a Certificated Interest, the delivery of such Collateral to the Administrative Agent together with undated stock powers executed in blank by the Pledgor, (ii) in the case of Collateral that constitutes an uncertificated security, the registration with the Pledged Interest Issuer of such uncertificated security, or (iii) in the case of Collateral that constitutes Pledged Notes, delivery of such Collateral and an allonge to such Collateral to the Administrative Agent, or (b) in the case of other than Certificated Interests, the filing of U.C.C. financing statements in the filing offices listed on Attachment 1 hereto, is effective to create a valid, perfected, first priority security interest in such Collateral and all proceeds thereof, securing the Secured Obligations. Possession by the Administrative Agent of the Pledged Interests, if certificated, or registration by the Pledgor of the Pledged Interests, if uncertificated, is the only action necessary to perfect or protect such security interest in the Pledged Interests and the proceeds thereof, subject to Section 9-306 of the U.C.C.

     SECTION 3.1.3.  AS TO PLEDGED INTERESTS.  In the case of

          (a) any Pledged Interests (other than Pledged Notes) constituting Collateral,

               (i) all of such Pledged Interests are duly authorized, and validly issued, fully paid, and non-assessable, and constitute that percentage of the issued and outstanding shares of Capital Stock, Partnership Interests, LLC Interests and other ownership interest of each Pledged Interest Issuer set forth on Attachment I hereto; and

               (ii) the Pledgor has delivered to the Administrative Agent true and complete copies of the partnership, membership, operating or ownership agreements, as applicable, for each Pledged Interest Issuer that is a LLC or a Partnership, which agreements are currently in full force and effect and have not been amended or modified except as disclosed to the Administrative Agent in writing;

          (b) each Pledged Note, all of such Pledged Notes have been duly authorized, executed, endorsed, issued and delivered, and are the legal, valid and binding obligation of the issuers thereof, and are not in default.

     SECTION 3.1.4. LOCATION OF PLEDGOR. The jurisdictions in which the Pledgor is located for purposes of Sections 9-103 and 9-104 of the U.C.C. are set forth in ATTACHMENT 1 hereto.

     SECTION 3.1.5. NATURE OF PLEDGED INTERESTS. No LLC Interests or Partnership Interests are represented by certificates.


                                      ARTICLE IV
                                      COVENANTS

     SECTION 4.1. COVENANTS. The Pledgor covenants and agrees that, at all times prior to the Termination Date, it will perform, comply with and be bound by the obligations set forth in this Article.

     SECTION 4.1.1. PROTECT COLLATERAL; FURTHER ASSURANCES, ETC. The Pledgor covenants and agrees that it will not sell, assign, transfer, pledge, or encumber in any other manner the Collateral (except in favor of the Administrative Agent hereunder). The Pledgor will warrant and defend the right and title herein granted unto the Administrative Agent in and to the Collateral (and all right, title, and interest represented by the Collateral) against the claims and demands of all other Persons. The Pledgor agrees that from time to time, at the expense of the Pledgor, it will promptly execute and deliver all further instruments, and take all further action, that may be necessary or desirable, or that either Administrative Agent may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Administrative Agent to exercise and enforce their rights and remedies hereunder with respect to any Collateral. The Pledgor will not, without thirty (30) days' prior written notice to the Administrative Agent,
(i) change its name or structure so as to make any financing or other statement filed pursuant to this Pledge Agreement become seriously misleading or (ii) change the jurisdiction in which it is located to other than those specified in
SECTION 3.1.4. The Pledgor will pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all additional Indebtedness owed to the Pledgor pursuant to any note with an Obligor. The Pledgor further covenants and agrees as follows:

          (a) If the Pledgor shall become entitled to receive or shall receive any stock or other certificate (including any certificate representing a Dividend or a Distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights, whether in addition to, in substitution of, as a conversion of, or in exchange for any portion of the Collateral (or otherwise in respect thereof), the Pledgor shall accept the same as the agent of the Administrative Agent, hold the same in trust for the Administrative Agent and deliver the same forthwith to the Administrative Agent in the exact form received, duly endorsed (in blank) by the Pledgor to the Administrative Agent, if required, together with an undated stock power or other necessary instrument of transfer covering such certificate duly executed in blank by the Pledgor, to be held by the Administrative Agent, subject to the terms of this Pledge Agreement, as additional security for the Secured Obligations. In addition, any sums paid upon or in respect of the Collateral upon the liquidation or dissolution of any Pledged Interest Issuer shall be held by the Administrative Agent as additional security for the Secured Obligations.
     If any sums of money or property so paid or distributed in respect of any Collateral shall be received by the Pledgor, then the Pledgor shall, until such money or property is paid or delivered to the Administrative Agent, hold such money or property in trust for the Administrative Agent (on behalf of the Secured Parties), segregated from other funds of the Pledgor, as additional collateral securing the Secured Obligations.

          (b) Except as otherwise expressly permitted by the Credit Agreement, without the prior written consent of the Administrative Agent, the Pledgor will not (i) consent to any material modification, extension or alteration of the terms of any partnership, membership or operating agreement of the LLCs or the Partnerships or (ii) accept a surrender of any partnership, membership or operating agreement of any of the LLCs or the Partnerships, as applicable, or waive any breach of or default under any such agreement by any other party thereto.

          (c) The Pledgor will advise the Administrative Agent promptly, in reasonable detail (i) of any Lien or claim made or asserted against any material part of the Collateral, (ii) of any material change in the composition of the Collateral, and (iii) of the occurrence of any other event relating specifically to the Pledgor or its assets which could reasonably be expected to have a material adverse effect on the aggregate value of the Collateral or on the security interests created hereunder.

     SECTION 4.1.2. REGISTRATION OF PLEDGED INTERESTS, ETC. Concurrently with the execution and delivery of this Pledge Agreement, the Pledgor shall execute and deliver to the applicable Pledged Interest Issuer instructions to register, substantially in the form of EXHIBIT A hereto, and cause each Pledged Interest Issuer to execute and deliver to the Administrative Agent the Initial Transaction Statement, substantially in the form of EXHIBIT B hereto, confirming that each Pledged Interest Issuer (in which the Pledgor owns a Pledged Interest (other than in the case of a Certificated Interest or a Pledged Note)) has registered the pledge by the Pledgor effected by this Pledge Agreement on its books. In addition, the Pledgor agrees that it shall cause each Issuer of Certificated Securities to execute and deliver to the Administrative Agent an acknowledgment in a form satisfactory to the Administrative Agent.

     SECTION 4.1.3. STOCK POWERS, ETC. The Pledgor agrees that all Certificated Interests constituting Collateral delivered by the Pledgor pursuant to this Pledge Agreement will be accompanied by duly executed undated blank stock powers, or other equivalent instruments of transfer acceptable to the Administrative Agent, as are necessary under all applicable laws to perfect the Lien in favor of the Secured Parties on such Collateral. The Pledgor will, from time to time upon the request of the Administrative Agent, promptly deliver to the Administrative Agent such stock powers, instruments, and similar documents, satisfactory in form and substance to the Administrative Agent, with respect to the Collateral as the Administrative Agent may reasonably request and will, from time to time upon the request of the Administrative Agent after the occurrence, and during the continuance, of any Event of Default, promptly transfer any Pledged Interests or other shares of Capital Stock or other ownership interests constituting Collateral into the name of any nominee designated by the Administrative Agent.

     SECTION 4.1.4. CONTINUOUS PLEDGE. The Pledgor will, at all times, keep pledged to the Administrative Agent pursuant hereto all Pledged Interests and all other shares of Capital Stock or other ownership interests constituting Collateral, all Dividends and Distributions with respect thereto (provided that if no Event of Default or Default described in Section 8.1.9 of the Credit Agreement shall have occurred or be continuing, such Dividends and Distributions may be used for working capital or other purposes), all Pledged Notes, all interest, principal and other proceeds received by the Administrative Agent with respect to the Pledged Notes, and all other Collateral and other securities, instruments, proceeds, and rights from time to time received by or distributable to the Pledgor in respect of any Collateral and will not permit any Pledged Interest Issuer to issue any Capital Stock or other ownership interests which shall not have been immediately duly pledged hereunder on a first priority perfected basis.

     SECTION 4.1.5.  VOTING RIGHTS; DIVIDENDS, ETC.  The Pledgor agrees:

          (a) after any Default of the nature referred to in Section 8.1.9 of the Credit Agreement or any Event of Default shall have occurred and be continuing, promptly upon receipt of notice thereof by the Pledgor and without any request therefor by either Administrative Agent, such Pledgor will deliver (properly endorsed where required hereby or requested by the Administrative Agent) to the Administrative Agent all Dividends, Distributions, all other cash payments, and all proceeds of the Collateral, all of which shall be held by the Administrative Agent for the benefit of the Secured Parties as additional Collateral for use in accordance with
     SECTION 6.4; and

          (b) after any Event of Default shall have occurred and be continuing and the Administrative Agent has notified the Pledgor of the Administrative Agent's intention to exercise its voting power under this Section.

               (i) the Administrative Agent may exercise (to the exclusion of the Pledgor) the voting power and all other incidental rights of ownership with respect to any Pledged Interests or other shares of Capital Stock or other ownership interests constituting Collateral and the Pledgor hereby grants the Administrative Agent an irrevocable proxy, exercisable under such circumstances, to vote the Pledged Interests and such other Collateral; and

               (ii) promptly to deliver to the Administrative Agent such additional proxies and other documents requested by the Administrative Agent as may be necessary to allow the Administrative Agent to exercise such voting power.

All Dividends, Distributions, cash payments and proceeds which may at any time and from time to time be held by the Pledgor but which the Pledgor is then obligated to deliver to the Administrative Agent, shall, until delivery to the Administrative Agent, be held by the Pledgor separate and apart from its other property in trust for the Secured Parties. The Administrative Agent agrees that unless an Event of Default shall have occurred and be continuing and the Administrative Agent shall have given the notice referred to in CLAUSE (B), the Pledgor shall have the exclusive voting power with respect to any shares of Capital Stock or other ownership interests (including any of the Pledged Interests) constituting Collateral and the Administrative Agent shall, upon the written request of the Pledgor, promptly deliver such proxies and other documents, if any, as shall be reasonably requested by the Pledgor which are necessary to allow the Pledgor to exercise voting power with respect to any such share of Capital Stock or other ownership interests (including any of the Pledged Interests) constituting Collateral; PROVIDED, HOWEVER, that no vote shall be cast, or consent, waiver, or ratification given, or action taken by the Pledgor that would impair any Collateral or be inconsistent with or violate any provision of the Credit Agreement or any other Loan Document.

     SECTION 4.1.6. ADDITIONAL UNDERTAKINGS. The Pledgor will not, without the prior written consent of the Administrative Agent, take or omit to take any action the taking or the omission of which could result in any impairment or alteration of any instrument constituting Collateral. In furtherance of the foregoing, the Pledgor agrees that it will not, without the prior written consent of the Administrative Agent which consent shall not be unreasonably withheld:

          (a) enter into any agreement amending, supplementing, or waiving any provision of any Pledged Note (including any underlying instrument pursuant to which such Pledged Note is issued) or compromising or releasing or extending the time for payment of any obligation of the maker thereof; or

          (b) take or omit to take any action the taking or the omission of which would result in any impairment or alteration of any obligation of the maker of any Pledged Note or other instrument constituting Collateral.

     SECTION 4.1.7. PLEDGOR REMAINS LIABLE. Anything herein to the contrary notwithstanding,

          (a) the Pledgor shall remain liable to perform all of its duties and obligations as an owner of the Pledged Interests, to the same extent as if this Pledge Agreement had not been executed;

          (b) the exercise by either Administrative Agent or any other Secured Party of any of its rights hereunder shall not release the Pledgor from any of its duties or obligations as owner of the Pledged Interests; and

          (c) neither Administrative Agent nor any other Secured Party shall have any obligation or liability as an owner of any Pledged Interest as applicable, by reason of this Pledge Agreement.


                                      ARTICLE V
                                      THE AGENT

     SECTION 5.1. ADMINISTRATIVE AGENT APPOINTED ATTORNEY-IN-FACT. The Pledgor hereby irrevocably appoints the Administrative Agent as the Pledgor's attorney-in-fact, with full authority in the place and stead of the Pledgor and in the name of the Pledgor or otherwise, from time to time in the Administrative Agent's discretion, after the occurrence and during the continuance of a Default of the nature referred to in Section 8.1.9 of the Credit Agreement or any other Event of Default, to take any action and to execute any instrument which such Administrative Agent may deem necessary or advisable to accomplish the purposes of this Pledge Agreement:

          (a) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

          (b) to receive, endorse, and collect any drafts or other instruments, documents and chattel paper, in connection with CLAUSE (A); and

          (c) to file any claims or take any action or institute any proceedings which such Administrative Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of such Administrative Agent with respect to any of the Collateral.

The Pledgor hereby acknowledges, consents and agrees that the power of attorney granted pursuant to this Section is irrevocable and coupled with an interest.

     SECTION 5.2. ADMINISTRATIVE AGENT MAY PERFORM. If the Pledgor fails to perform any agreement contained herein, the Administrative Agent may perform, or cause performance of, such agreement, and the reasonable expenses of the Administrative Agent incurred in connection therewith shall be jointly and severally payable by the Pledgor pursuant to SECTION 6.4.

     SECTION 5.3. ADMINISTRATIVE AGENT HAVE NO DUTY. The powers conferred on the Administrative Agent hereunder are solely to protect its interests (on behalf of the Secured Parties) in the Collateral and shall not impose any duty on it to exercise any such powers. Except for reasonable care of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Administrative Agent shall have no duty as to any Collateral or responsibility for

          (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Pledged Property, whether or not the Administrative Agent has or is deemed to have knowledge of such matters, or

          (b) taking any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

     SECTION 5.4. REASONABLE CARE. The Administrative Agent is required to exercise reasonable care in the custody and preservation of any of the Collateral in its possession; PROVIDED, HOWEVER, the Administrative Agent shall be deemed to have exercised reasonable care in the custody and preservation of any of the Collateral if it takes such action for that purpose as the Pledgor reasonably requests in writing at times other than upon the occurrence and during the continuance of any Event of Default. The failure of the Administrative Agent to comply with any such request at any time shall not in itself be deemed a failure to exercise reasonable care.


                                      ARTICLE VI
                                       REMEDIES

     SECTION 6.1. CERTAIN REMEDIES. If any Event of Default shall have occurred and be continuing:

         (a) The Administrative Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the U.C.C. (whether or not the U.C.C. applies to the affected Collateral) and also may, without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Administrative Agent' offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Administrative Agent may deem commercially reasonable. The Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten days' prior notice to the Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Administrative Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Administrative Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

         (b) The Administrative Agent may

               (i) transfer all or any part of the Collateral into the name of the Administrative Agent or its nominee, with or without disclosing that such Collateral is subject to the Lien hereunder,

               (ii) notify the parties obligated on any of the Collateral to make payment to the Administrative Agent of any amount due or to become due thereunder,

               (iii) enforce collection of any of the Collateral by suit or otherwise, and surrender, release or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any obligations of any nature of any party with respect thereto,

               (iv) endorse any checks, drafts, or other writings in the Pledgor's name to allow collection of the Collateral,

               (v) take control of any proceeds of the Collateral, and

               (vi) execute (in the name, place and stead of the Pledgor) endorsements, assignments, stock powers and other instruments of conveyance or transfer with respect to all or any of the Collateral.

     [SECTION 6.2. SECURITIES LAWS. If the Administrative Agent shall determine to exercise their right to sell all or any of the Collateral pursuant to SECTION 6.1, the Pledgor agrees that, upon request of the Administrative Agent, the Pledgor will, at the Pledgor's own expense:

          (a) execute and deliver, and cause each issuer of the Collateral contemplated to be sold and the directors and officers thereof to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts and things, as may be necessary or, in the opinion of the Administrative Agent, advisable to register such Collateral under the provisions of the Securities Act of 1933, as from time to time amended (the "SECURITIES ACT") and comparable legislation in other jurisdictions, and to cause the registration statement relating thereto to become effective and to remain effective for such period as prospectuses are required by law to be furnished, and to make all amendments and supplements thereto and to the related prospectus which, in the opinion of the Administrative Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and

     Exchange Commission applicable thereto and comparable legislation, rules and regulations in other jurisdictions;

          (b) use its best efforts to qualify the Collateral under the state securities or "Blue Sky" laws and to obtain all necessary governmental approvals for the sale of the Collateral, as requested by the Administrative Agent;

          (c) cause each such Pledged Interest Issuer to make available to its security holders, as soon as practicable, an earnings statement that will satisfy the provisions of Section 11(a) of the Securities Act and comparable legislation in other jurisdictions; and

          (d) do or cause to be done all such other acts and things as may be necessary to make such sale of the Collateral or any part thereof valid and binding and in compliance with applicable law.

The Pledgor further acknowledges the impossibility of ascertaining the amount of damages that would be suffered by the Administrative Agent and the Secured Parties by reason of the failure by the Pledgor to perform any of the covenants contained in this Section and, consequently, agrees that, if the Pledgor shall fail to perform any of such covenants, the Pledgor shall pay, as liquidated damages and not as a penalty, an amount equal to the value (as determined by the Administrative Agent) of the Collateral on the date the Administrative Agent shall demand compliance with this Section.]

     SECTION 6.3. COMPLIANCE WITH RESTRICTIONS. The Pledgor agrees that in any sale of any of the Collateral whenever an Event of Default shall have occurred and be continuing, the Administrative Agent is hereby authorized to comply with any limitation or restriction in connection with such sale as they may be advised by counsel is necessary in order to avoid any violation of applicable law (including compliance with such procedures as may restrict the number of prospective bidders and purchasers, require that such prospective bidders and purchasers have certain qualifications, and restrict such prospective bidders and purchasers to persons who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or resale of such Collateral), or in order to obtain any required approval of the sale or of the purchaser by any governmental regulatory authority or official, and the Pledgor further agrees that such compliance shall not result in such sale being considered or deemed not to have been made in a commercially reasonable manner, nor shall the Administrative Agent or any other Secured Party be liable nor accountable to the Pledgor for any discount allowed by the reason of the fact that such Collateral is sold in compliance with any such limitation or restriction.

     SECTION 6.4. APPLICATION OF PROCEEDS. All cash proceeds received by the Administrative Agent in respect of any sale of, collection from, or other realization upon, all or any part of the Collateral may, in the discretion of the Administrative Agent, be held by the Administrative Agent as additional collateral security for, or then or at any time thereafter be applied (after payment of any amounts payable to the Administrative Agent pursuant to Section 10.3 of the Credit Agreement and SECTION 6.5) in whole or in part by the Administrative Agent against, all or any part of the Secured Obligations in such order as the Administrative Agent shall elect.

     Any surplus of such cash or cash proceeds held by the Administrative Agent and remaining after the occurrence of the Termination Date shall be paid over to the Pledgor or to whomsoever may be lawfully entitled to receive such surplus.

     SECTION 6.5. INDEMNITY AND EXPENSES. The Pledgor hereby agrees to indemnify and hold harmless the Administrative Agent from and against any and all claims, losses, and liabilities arising out of or resulting from this Pledge Agreement (including enforcement of this Pledge Agreement), except claims, losses, or liabilities resulting from an Administrative Agent's gross negligence or wilful misconduct. Upon demand, the Pledgor agrees that it will pay to the Administrative Agent the amount of any and all reasonable expenses, including the reasonable fees and disbursements of their counsel and of any experts and Administrative Agent, which the Administrative Agent may incur in connection with:

          (a) the administration of this Pledge Agreement, the Credit Agreement and any other Loan Document;

          (b) the custody, preservation, use, or operation of, or the sale of, collection from, or other realization upon, any of the Collateral;

          (c) the exercise or enforcement of any of the rights of the Administrative Agent hereunder; or

          (d) the failure by the Pledgor to perform or observe any of the provisions hereof.


                                     ARTICLE VII
                               MISCELLANEOUS PROVISIONS

     SECTION 7.1. LOAN DOCUMENT. This Pledge Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof, including Article XII thereof.

     SECTION 7.2. PROTECTION OF COLLATERAL. The Administrative Agent may from time to time, at its option, perform any act which the Pledgor agrees hereunder to perform and which the Pledgor shall fail to perform after being requested in writing so to perform (it being understood that no such request need be given after the occurrence and during the continuance of an Event of Default) and the Administrative Agent may from time to time take any other action which the Administrative Agent reasonably deems necessary for the maintenance, preservation or protection of any of the Collateral or of its security interest therein.

     SECTION 7.3. BINDING ON SUCCESSORS, TRANSFEREES AND ASSIGNS; ASSIGNMENT. This Pledge Agreement shall be jointly and several binding upon the Pledgor and its successors, transferees and assigns and shall inure to the benefit of and be enforceable by each Secured Party and their respective successors, transferees and assigns; PROVIDED, HOWEVER, that the Pledgor may not assign any of its obligations hereunder without the prior written consent of all Lenders.

     SECTION 7.4. AMENDMENTS, ETC. No amendment to or waiver of any provision of this Pledge Agreement, nor consent to any departure by the Pledgor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Administrative Agent (on behalf of the Lenders or the Required Lenders, as the case may be) and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     SECTION 7.5. NOTICES. All notices and other communications provided for hereunder shall be in writing (including facsimile communication) and, mailed or telecopied or delivered to the Pledgor, at the address specified in the Credit Agreement. All such notices and other communications, when mailed and properly addressed with postage prepaid or if properly addressed and sent by pre-paid courier service, shall be deemed given when received; any such notice or communication, if transmitted by telecopier, shall be deemed given when transmitted and electronically confirmed.

     SECTION 7.6. NO WAIVER; REMEDIES. No failure on the part of any Secured Party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

     SECTION 7.7. CAPTIONS. Section captions used in this Pledge Agreement are for convenience of reference only, and shall not affect the construction of this Pledge Agreement.

     SECTION 7.8. SEVERABILITY. Wherever possible each provision of this Pledge Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Pledge Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Pledge Agreement.

     SECTION 7.9. GOVERNING LAW, ENTIRE AGREEMENT, ETC. THIS PLEDGE AGREEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

     SECTION 7.10. COUNTERPARTS. This Pledge Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

     IN WITNESS WHEREOF, the Pledgor has caused this Pledge Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.


                                   THE TITAN CORPORATION


                                   By
                                      ---------------------------------
                                      Name:
                                      Title:



ACKNOWLEDGED AND ACCEPTED:

THE BANK OF NOVA SCOTIA,
   as Administrative Agent

By
   -----------------------------------
   Name:
   Title:

                                                                       EXHIBIT A
                                                                     to Borrower
                                                                Pledge Agreement


                           INSTRUCTION TO REGISTER PLEDGE


                                                            ___________ __, ____


[                        ]

Attention: ________________

Ladies and Gentlemen:

     The undersigned, a [member] [partner] [shareholder] of ___________, [a ___________ limited liability company] [a __________ corporation] [a ___________ partnership] (the "COMPANY"), hereby instructs the Company to register on the books of the Company the pledge of the undersigned's [membership] [partnership] interest in favor of The Bank of Nova Scotia, as administrative agent (the "ADMINISTRATIVE AGENT"), pursuant to the Pledge Agreement, dated as of July 29, 1998, made by, among others, the undersigned in favor of the Administrative Agent.

                              Very truly yours,

                              THE TITAN CORPORATION


                              By:
                                 ---------------------------------
                                 Name:
                                 Title:


cc:  The Bank of Nova Scotia

                                                                       EXHIBIT B
                                                                     to Borrower
                                                                Pledge Agreement


                           INITIAL TRANSACTION STATEMENT


                                                            ___________ __, ____

To:  The Bank of Nova Scotia
     One Liberty Plaza
     New York, New York  10006

     Attention:

     This statement is to advise you that a pledge of the following uncertificated securities has been registered in the name of The Bank of Nova Scotia, as Administrative Agent (the "ADMINISTRATIVE AGENT"), as follows:

     1.   Uncertificated Securities:

          The entire [limited liability company] [partnership] interests of THE TITAN CORPORATION in the undersigned [limited liability company] [_____ partnership] [corporation].

     2.   Registered Owner:

          THE TITAN CORPORATION

     3.   Pledged in favor of:

          The Bank of Nova Scotia,
             as the Administrative Agent

     4. There are no liens or restrictions of the undersigned [limited liability company] [_______ partnership] [corporation] and no adverse claims to which the uncertificated securities are or may be subject known to the undersigned [limited liability company] [______ partnership] [corporation], other than in favor of The Bank of Nova Scotia, in its capacity as the Administrative Agent.

               5.   The pledge was registered on _______ __, ____.

     6. No transfer of the uncertificated securities shall be made without the prior written consent of the Administrative Agent.

     THIS STATEMENT IS MERELY A RECORD OF THE RIGHTS OF THE ADDRESSEE AS OF THE TIME OF ITS ISSUANCE. DELIVERY OF THIS STATEMENT, OF ITSELF, CONFERS NO RIGHTS ON THE RECIPIENT. THIS STATEMENT IS NEITHER A NEGOTIABLE INSTRUMENT NOR A SECURITY.

                              Very truly yours,

                              [NAME OF PLEDGED INTEREST ISSUER]


                              By:
                                 -----------------------------------
                                 Name:
                                 Title:

                                                                       EXHIBIT C
                                                                     to Borrower
                                                                Pledge Agreement


                                DEMAND PROMISSORY NOTE

$                                                                         , 19__

     FOR VALUE RECEIVED, the undersigned, ______________, a _______________
corporation (the "MAKER"), promises to pay to the order of ________________, a ___________ _________ (the "PAYEE"), on demand up to the principal sum of
                        DOLLARS ($           ) outstanding from time to time,
representing the aggregate principal amount of an intercompany loan made by the Payee to the Maker.

     The unpaid principal amount of this promissory note (the "NOTE") from time to time outstanding shall accrue interest as agreed to from time to time between Maker and Payee, with such interest payable as agreed to from time to time between Maker and Payee. All payments of interest shall be recorded on the books and records of the Payee. Upon Notice from the Agent (hereinafter defined) that a Default (as defined in the Credit Agreement, hereinafter defined) of the nature referred to in Section 8.1.9 of the Credit Agreement or any other Event of Default (as defined in the Credit Agreement) has occurred and is continuing, the Maker shall make such payments, in same day funds, to such accounts as the Agent shall direct in such notice.

     This Note is one of the Pledged Notes referred to in the Pledge Agreement dated as of July 29, 1998 (as amended, supplemented, amended and restated or otherwise modified, the "PLEDGE AGREEMENT"), between THE TITAN CORPORATION (the "PLEDGOR"), and The Bank of Nova Scotia ("SCOTIABANK") as the Administrative Agent, and this Note has been pledged to the Administrative Agent security for the Secured Obligations (as defined in the Pledge Agreement) under the Credit Agreement and other Loan Documents. Upon the occurrence and continuance of an Event of Default under the Credit Agreement, and notice thereof by the Administrative Agent to the Maker, the Administrative Agent shall have all rights of the Payee to collect and accelerate, and enforce all rights with respect to, the Indebtedness evidenced by this Note. Unless otherwise defined herein or the context otherwise requires, terms used herein have the meanings provided in the Credit Agreement dated as of July 29, 1998 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "CREDIT AGREEMENT"), among THE TITAN CORPORATION, a Delaware corporation (the "BORROWER"), the various financial institutions as are or may become parties thereto (the "LENDERS"), Scotiabank, as agent for the Lenders (the "ADMINISTRATIVE AGENT"), and Imperial Bank, as Documentation Agent.

     In addition to, but not in limitation of, the foregoing, the Maker further agrees to pay all expenses, including reasonable attorneys' fees and legal expenses, incurred by the holder (including the Administrative Agent as pledgee) of this Note endeavoring to collect any amounts payable hereunder which are not paid when due, whether by acceleration or otherwise.

     THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK.

     THE MAKER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON THIS NOTE. THE MAKER ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PAYEE TO ACCEPT THIS NOTE.

                                       [NAME OF MAKER]



                                       By
                                         ----------------------------------
                                         Name:
                                         Title:


                                       Pay to the order of THE BANK OF NOVA
                                        SCOTIA, as Administrative Agent



                                       By
                                         ----------------------------------
                                         Name:
                                         Title:

                                                                    ATTACHMENT 1
                                                                     to Borrower
                                                                Pledge Agreement

Pledged Interests
-----------------

                                                       Authorized             Outstanding           % of Shares
                                                         Shares                  Shares                Pledged
                                                       ----------             ------------          -----------
Titan Technologies and Information                     10,000,000               10,000,000               100
        Systems Corporation
Titan Purification, Inc.                               5,000,000                5,000,000                100
DBA Systems, Inc.                                      10,000,000               100                      100
Horizons Technology, Inc.                              1,000                    1,000                    100
Linkabit Wireless, Inc.                                85,000,000               10,000,000               100
Unidyne Corporation                                    1,000                    100                      100
Titan Software Systems Corporation                     20,000,000               10,000,000               100
Pulse Sciences, Inc.                                   1,000,000                318,412                  100
Titan Environmental Corporation                        10,000,000               6,000,000                100
TomoTherapeutics, Inc.                                 10,000,000               4,999,995                98.198
Federal Services, Inc.                                 1,000                    100                      100
Eldyne, Inc.                                           1,000                    100                      100
Diversified Control Systems, Inc.                      1,000                    100                      100
Titan Broadband Communications Corporation             3,800,000                1,000,000                100
Titan Aerochem, Inc.                                   1,000                    1,000                    100


Pledged Notes
-------------

                                                                                                      Principal Amount
Pledged Note Issuer                                                                                    of Pledged Note
-------------------                                                                                    ---------------
Titan Technologies and Information           - Demand Promissory Note dated July 29, 1998                $80,000,000
        Systems Corporation
Titan Purification, Inc.                     - Demand Promissory Note dated July 29, 1998                $80,000,000
Systems Corporation                          - Demand Promissory Note dated July 29, 1998                $80,000,000
DBA Systems, Inc.                            - Demand Promissory Note dated July 29, 1998                $80,000,000
Horizons Technology, Inc.                    - Demand Promissory Note dated July 29, 1998                $80,000,000
Linkabit Wireless, Inc.                      - Demand Promissory Note dated July 29, 1998                $80,000,000
Unidyne Corporation                          - Demand Promissory Note dated July 29, 1998                $80,000,000
Titan Software Systems Corporation           - Demand Promissory Note dated July 29, 1998                $80,000,000
Pulse Sciences, Inc.                         - Demand Promissory Note dated July 29, 1998                $80,000,000
Titan Environmental Corporation              - Demand Promissory Note dated July 29, 1998                $80,000,000
TomoTherapeutics, Inc.                       - Demand Promissory Note dated July 29, 1998                $80,000,000
Federal Services, Inc.                       - Demand Promissory Note dated July 29, 1998                $80,000,000
Eldyne, Inc.                                 - Demand Promissory Note dated July 29, 1998                $80,000,000


                                                                                                       Principal Amount
Pledged Note Issuer                                                                                    of Pledged Note
-------------------                                                                                    ----------------
Diversified Control Systems, Inc.            - Demand Promissory Note dated July 29, 1998                $80,000,000
Titan Broadband Communications               - Demand Promissory Note dated July 29, 1998                $80,000,000
         Corporation
Titan Aerochem, Inc.                         - Demand Promissory Note dated July 29, 1998                $80,000,000
Validity Corporation                         - Demand Promissory Note dated July 29, 1998                $80,000,000

Location of Pledgor (Section 3.1.4)
------------------
The Titan Corporation
3033 Science Park Road
San Diego, CA  92121

                                                            [EXECUTION COPY]


                             SUBSIDIARY PLEDGE AGREEMENT


     This PLEDGE AGREEMENT (as amended, supplemented, amended and restated or otherwise modified from time to time, the "PLEDGE AGREEMENT"), dated as of July 29, 1998, is made by each U.S. Subsidiary (as defined in the Credit Agreement referred to below) of THE TITAN CORPORATION, a Delaware corporation, now or after the date hereof (including pursuant to SECTION 7.6) a signatory hereto (each, individually, a "PLEDGOR," and collectively, the "PLEDGORS"), in favor of THE BANK OF NOVA SCOTIA ("SCOTIABANK"), in its capacity as Administrative Agent (the "ADMINISTRATIVE AGENT") for each of the Secured Parties.


                                 W I T N E S S E T H:

     WHEREAS, pursuant to a Credit Agreement, dated as of July 29, 1998 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "CREDIT AGREEMENT"), among THE TITAN CORPORATION, a Delaware (the "BORROWER"), the various financial institutions as are or may become parties thereto (the "LENDERS"), Scotiabank, as agent for the Lenders (the "ADMINISTRATIVE AGENT") and Imperial Bank, as Documentation Agent, the Lenders and the Issuers have extended Commitments to make Credit Extensions to the Borrower;

     WHEREAS, as a condition precedent to the making of the Credit Extensions (including the initial Credit Extension) under the Credit Agreement, each Pledgor is required to execute and deliver this Pledge Agreement;

     WHEREAS, each Pledgor has duly authorized the execution, delivery and performance of this Pledge Agreement; and

     WHEREAS, it is in the best interests of each Pledgor to execute this Pledge Agreement inasmuch as such Pledgor will derive substantial direct and indirect benefits from the Credit Extensions made from time to time to the Borrower by the Lenders and the Issuers pursuant to the Credit Agreement;

     NOW THEREFORE, for good and valuable consideration the receipt of which is hereby acknowledged, and in order to induce the Lenders and the Issuers to make Credit Extensions (including the initial Credit Extension) to the Borrower pursuant to the Credit Agreement, each Pledgor jointly and severally agrees, for the benefit of each Secured Party, as follows:

                                      ARTICLE I

                                     DEFINITIONS

     SECTION 1.1. CERTAIN TERMS. The following terms (whether or not underscored) when used in this Pledge Agreement, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

     "ADMINISTRATIVE AGENT" is defined in the PREAMBLE.

     "CERTIFICATED INTERESTS" means, collectively, all Pledged Interests evidenced by certificates.

     "COLLATERAL" is defined in SECTION 2.1.

     "CREDIT AGREEMENT" is defined in the FIRST RECITAL.

     "DISTRIBUTIONS" means all stock dividends, liquidating dividends, shares of stock resulting from (or in connection with the exercise of) stock splits, reclassifications, warrants, options, non-cash dividends, mergers, consolidations, and all other distributions (whether similar or dissimilar to the foregoing) on or with respect to any Pledged Interests or other shares of Capital Stock constituting Collateral, but shall not include Dividends.

     "DIVIDENDS" means cash dividends and cash distributions with respect to any Pledged Interests or other Pledged Property made in the ordinary course of business and not a liquidating dividend.

     "LENDER" and "LENDERS" are defined in the FIRST RECITAL.

     "LLC" means each limited liability company listed from time to time as a Pledged Interest Issuer on ATTACHMENT 1 hereto.

     "LLC INTEREST" means the entire ownership interest of any Pledgor in each Pledged Interest Issuer that is a LLC listed on ATTACHMENT 1 hereto, including such Pledgor's capital account, its gain, loss, deduction and credit of such Pledged Interest Issuer, his interest in all distributions made or to be made by such Pledged Interest Issuer to such Pledgor and all of the other rights, titles and interests of such Pledgor as an owner or a member of such Pledged Interest Issuer, whether set forth in the operating or membership agreement of such Pledged Interest Issuer, by separate agreement or otherwise.

     "PARTNERSHIP" means each general partnership or limited partnership listed from time to time as a Pledged Interest Issuer on ATTACHMENT 1 hereto.

     "PARTNERSHIP INTEREST" means the entire ownership interest of the Pledgor in each Pledged Interest Issuer that is a Partnership listed on ATTACHMENT 1 hereto, including the Pledgor's capital account, its gain, loss, deduction and credit of such Pledged Interest
Issuer, the Pledgor's interest in all distributions made or to be made by such Pledged Interest Issuer to the Pledgor and all of the other rights, titles and interests of the Pledgor as an owner, a general partner or a limited partner of such Pledged Interest Issuer, whether set forth in the partnership agreement of such Pledged Interest Issuer, by separate agreement or otherwise.

     "PLEDGE AGREEMENT" is defined in the PREAMBLE.

     "PLEDGED INTEREST ISSUERS" means each Person identified in ATTACHMENT 1 hereto as the issuer of the Pledged Interests (including the maker of each Pledged Note) identified opposite the name of such Person and each Person whose ownership, equity or other similar interests, including shares of Capital Stock, Partnership Interests and LLC Interests, are required to be pledged hereunder and under the Credit Agreement from time to time.

     "PLEDGED INTERESTS" means (i) all ownership, equity or other similar interests, including shares of Capital Stock, Partnership Interests and LLC Interests, of any Pledged Interest Issuer and (ii) all Pledged Notes and other promissory notes, in each case which are pledged by any Pledgor to the Administrative Agent hereunder or may from time to time hereafter be pledged by any Pledgor to the Administrative Agent.

     "PLEDGED NOTES" means all promissory notes of any Pledged Interest Issuer (whether or not in the form of EXHIBIT C hereto) which are delivered by any Pledgor to the Administrative Agent as Pledged Property hereunder, as such promissory notes, in accordance with SECTION 4.1.6, are amended, modified or supplemented from time to time, together with any promissory note of any Pledged Interest Issuer taken in extension or renewal thereof or substitution therefor.

     "PLEDGED PROPERTY" means all Pledged Interests and all other instruments and securities, in each case which are now being pledged by any Pledgor to the Administrative Agent or may from time to time hereafter be pledged or required to be pledged by any Pledgor to the Administrative Agent for the purpose of pledge under this Pledge Agreement or any other Loan Document, and all proceeds of any of the foregoing.

     "PLEDGOR" is defined in the PREAMBLE.

     "SECURED OBLIGATIONS" is defined in SECTION 2.2.

     "SECURITIES ACT" is defined in SECTION 6.2.

     "TERMINATION DATE" means the date on which all Obligations have been paid in full, all Commitments have been fully terminated and the Letter of Credit has been canceled or otherwise terminated.

     "U.C.C." means the Uniform Commercial Code, as in effect from time to time in the State of New York; PROVIDED, that if by reason of mandatory provisions of law or the exercise of remedies, the perfection or the effect of perfection or non-perfection of the Lien granted in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than New York, "U.C.C." means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection or the exercise of remedies.

     SECTION 1.2. CREDIT AGREEMENT DEFINITIONS. Unless otherwise defined herein or the context otherwise requires, terms used in this Pledge Agreement, including its preamble and recitals, have the meanings provided in the Credit Agreement.

     SECTION 1.3. U.C.C. DEFINITIONS. Unless otherwise defined herein or in the Credit Agreement or the context otherwise requires, terms for which meanings are provided in the U.C.C. are used in this Pledge Agreement with such meanings.


                                      ARTICLE II
                                        PLEDGE

     SECTION 2.1. GRANT OF SECURITY INTEREST. Each Pledgor hereby pledges, hypothecates, assigns, charges, mortgages, delivers and transfers to the Administrative Agent, for its benefit and the ratable benefit of each of the Secured Parties, and each Pledgor hereby grants to the Administrative Agent, for its benefit and the ratable benefit of the Secured Parties, a continuing security interest in, all of the following property (the "COLLATERAL"):

          (a) all Pledged Interests of each Pledged Interest Issuer identified in ATTACHMENT 1 hereto issued from time to time;

          (b) all other Pledged Property, whether now or hereafter delivered to the Administrative Agent in connection with this Pledge Agreement;

          (c) all right, title and interest of such Pledgor, whether now existing or hereafter arising or acquired, in, to and under any partnership agreement, limited liability company agreement or similar agreement which governs the rights and obligations of the holder of ownership, equity or similar interests in a Pledged Interest Issuer;

          (d) all Dividends, Distributions, interest and without duplication, other payments and rights with respect to any Pledged Property; and

          (e) all proceeds of any of the foregoing.

     SECTION 2.2. SECURITY FOR OBLIGATIONS. This Pledge Agreement secures the payment in full of all Obligations of each Obligor now or hereafter existing under the Credit Agreement and each other Loan Document, whether for principal, interest, costs, fees, indemnities, expenses, or otherwise (including all Obligations of each Pledgor now or hereafter existing under this Pledge Agreement and each other Loan Document to which such Pledgor is or may become a party), with all such Obligations being referred to as the "SECURED OBLIGATIONS".

     SECTION 2.3. PLEDGE AND TRANSFER OF PLEDGED PROPERTY. Any Certificated Interests representing or evidencing any Collateral shall be delivered to and held by or on behalf of the Administrative Agent pursuant hereto, shall be in suitable form for transfer by delivery, and shall be accompanied by all necessary instruments of transfer or assignment, duly executed in blank by the applicable Pledgor or, if any Collateral constitutes uncertificated securities, confirmation and evidence satisfactory to the Administrative Agent that the applicable Pledgor has taken all actions requested by the Administrative Agent to provide for the transfer to and perfection by the Administrative Agent of the security interests in such uncertificated securities for the benefit of the Secured Parties in accordance with the U.C.C. and any other applicable law.

     SECTION 2.4. DIVIDENDS ON PLEDGED INTERESTS. In the event that any Dividend or other payment is to be paid on any Pledged Interests (including any payment of any principal or interest on any Pledged Note) at a time when no Default of the nature referred to in Section 8.1.9 of the Credit Agreement or Event of Default has occurred and is continuing or would result therefrom, such Dividend or payment may be paid directly to the applicable Pledgor. If any such Default or Event of Default has occurred and is continuing, then any such Dividend or payment shall be paid directly to the Administrative Agent for the benefit of the Secured Parties.

     SECTION 2.5. CONTINUING SECURITY INTEREST. This Pledge Agreement shall create a continuing security interest in the Collateral and shall

          (a) remain in full force and effect until the Termination Date;

          (b) be binding upon each Pledgor and its successors, transferees and assigns; and

          (c) inure, together with the rights and remedies of the Administrative Agent hereunder, to the benefit of the Administrative Agent and each other Secured Party.

Without limiting CLAUSE (c), any Lender may assign or otherwise transfer (in whole or in part) any Note or Loan held by it to any other Person or entity, and such other Person or entity shall thereupon become vested with all the rights and benefits in respect thereof granted to such Lender under any Loan Document (including this Pledge Agreement) or otherwise, subject, however, to any contrary provisions in such assignment or transfer, and to the provisions of Section 10.11 and Article X of the Credit Agreement. Upon (i) the sale, transfer or other disposition of Collateral in accordance with the Credit Agreement or (ii) the occurrence of the Termination Date, the security interests granted herein shall automatically terminate with respect to (x) such Collateral (in the case of clause (i)) or (y) all Collateral (in the case of clause (ii)), and at such time the Administrative Agent will, at each Pledgor's sole expense, deliver to the applicable Pledgor, without any representations, warranties or recourse of any kind whatsoever, all certificates and instruments previously delivered to an Administrative Agent representing or evidencing all Pledged Interests, together with all other Collateral held by the Administrative Agent hereunder, and execute and deliver to the applicable Pledgor such documents as a Pledgor shall reasonably request to evidence such termination.

     SECTION 2.6. SECURITY INTEREST ABSOLUTE. All rights of the Administrative Agent and the security interests granted to the Administrative Agent hereunder, and all obligations of each Pledgor hereunder, shall be joint and several and shall be absolute and unconditional, irrespective of

          (a) any lack of validity or enforceability of the Credit Agreement or any other Loan Document;

          (b) the failure of any Secured Party

               (i) to assert any claim or demand or to enforce any right or remedy against any Obligor or any other Person under the provisions of the Credit Agreement, any other Loan Document or otherwise, or

               (ii) to exercise any right or remedy against any other guarantor of, or collateral securing, any Secured Obligations;

          (c) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations or any other extension, compromise or renewal of any Secured Obligation;

          (d) any reduction, limitation, impairment or termination of any Secured Obligations for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and each Pledgor hereby waives any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, any Secured Obligations or otherwise;

          (e) any amendment to, rescission, waiver, or other modification of, or any consent to departure from, any of the terms of the Credit Agreement or any other Loan Document;

          (f) any addition, exchange, release, surrender or non-perfection of any collateral (including the Collateral), or any amendment to or waiver or release of or addition to or consent to departure from any guaranty, for any of the Secured Obligations; or

          (g) any other circumstances which might otherwise constitute a defense available to, or a legal or equitable discharge of, any Obligor, any surety or any guarantor.

     SECTION 2.7. POSTPONEMENT OF SUBROGATION, ETC. Each Pledgor agrees that it will not exercise any rights which it may acquire by reason of any payment made hereunder, whether by way of subrogation, reimbursement or otherwise, until following the Termination Date. Any amount paid prior to the Termination Date shall be held in trust for the benefit of the Secured Parties and shall immediately be paid to the Administrative Agent for the benefit of the Secured Parties and credited and applied against the Secured Obligations, whether matured or unmatured, in accordance with the terms of the Credit Agreement; PROVIDED, HOWEVER, that if

          (a) any Pledgor has made payment to the Secured Parties of all or any part of the Secured Obligations; and

          (b) the Termination Date has occurred;

then each Secured Party agrees that, at such Pledgor's request, the Administrative Agent, on behalf of the Secured Parties, will execute and deliver to such Pledgor appropriate documents (without recourse and without representation or warranty) necessary to evidence the transfer by subrogation to such Pledgor of an interest in the Secured Obligations resulting from such payment by such Pledgor. In furtherance of the foregoing, at all times prior to the Termination Date, each Pledgor shall refrain from taking any action or commencing any proceeding against any Borrower or any other Obligor (or its successors or assigns, whether in connection with a bankruptcy proceeding or otherwise) to recover any amounts in respect of payments made under this Pledge Agreement to any Secured Party. Notwithstanding the foregoing, to the extent necessary to toll the statute of limitations, such Pledgor may take such action required to preserve any rights it has by way of rights of subrogation as consented to by the Administrative Agent in its reasonable discretion.

                                     ARTICLE III
                            REPRESENTATIONS AND WARRANTIES

     SECTION 3.1. REPRESENTATIONS AND WARRANTIES, ETC. In order to induce the Secured Parties to enter into the Credit Agreement and to make Credit Extensions thereunder, each Pledgor represents and warrants to each Secured Party as set forth in this Article.

     SECTION 3.1.1. OWNERSHIP, NO LIENS, ETC. Each Pledgor is the legal and beneficial owner of, and has good and marketable title to (and has full right and authority to pledge and assign) its Collateral, free and clear of all Liens, options and other charges, except any Lien granted pursuant hereto in favor of the Secured Parties.

     SECTION 3.1.2. VALID SECURITY INTEREST. The execution and delivery of this Pledge Agreement, together with (a)(i) in the case of Collateral that constitutes a Certificated Interest, the delivery of such Collateral to the Administrative Agent together with undated stock powers executed in blank by the Pledgor, (ii) in the case of Collateral that constitutes an uncertificated security, the registration with the Pledged Interest Issuer of such uncertificated security, or (iii) in the case of Collateral that constitutes Pledged Notes, delivery of such Collateral and an allonge to such Collateral to the Administrative Agent, or (b) in the case of other than Certificated Interests, the filing of U.C.C. financing statements in the filing offices listed on Attachment 1 hereto, is effective to create a valid, perfected, first priority security interest in such Collateral and all proceeds thereof, securing the Secured Obligations. Possession by the Administrative Agent of the Pledged Interests, if certificated, or registration by the applicable Pledgor of the Pledged Interests, if uncertificated, is the only action necessary to perfect or protect such security interest in the Pledged Interests and the proceeds thereof, subject to Section 9-306 of the U.C.C.

     SECTION 3.1.3.  AS TO PLEDGED INTERESTS.  In the case of

          (a) any Pledged Interests (other than Pledged Notes) constituting Collateral,

               (i) all of such Pledged Interests are duly authorized, and validly issued, fully paid, and non-assessable, and constitute that percentage of the issued and outstanding shares of Capital Stock, Partnership Interests, LLC Interests and other ownership interest of each Pledged Interest Issuer set forth on Attachment I hereto; and

               (ii)the Pledgor has delivered to the Administrative Agent true and complete copies of the partnership, membership, operating or ownership agreements, as applicable, for each Pledged Interest Issuer that is a LLC or a Partnership, which agreements are currently in full force and effect and have not been amended or modified except as disclosed to the Administrative Agent in writing;

          (b) in the case of each Pledged Note, all of such Pledged Notes have been duly authorized, executed, endorsed, issued and delivered, and are the legal, valid and binding obligation of the issuers thereof, and are not in default.

     SECTION 3.1.4. LOCATION OF PLEDGOR. The jurisdictions in which the Pledgor is located for purposes of Sections 9-103 and 9-104 of the U.C.C. are set forth in ATTACHMENT 1 hereto.

     SECTION 3.1.5. NATURE OF PLEDGED INTERESTS. No LLC Interests or Partnership Interests are represented by certificates.

                                      ARTICLE IV
                                      COVENANTS

     SECTION 4.1. COVENANTS. Each Pledgor covenants and agrees that, at all times prior to the Termination Date, it will perform, comply with and be bound by the obligations set forth in this Article.

     SECTION 4.1.1. PROTECT COLLATERAL; FURTHER ASSURANCES, ETC. Each Pledgor covenants and agrees that it will not sell, assign, transfer, pledge, or encumber in any other manner the Collateral (except in favor of the Administrative Agent hereunder). Each Pledgor will warrant and defend the right and title herein granted unto the Administrative Agent in and to the Collateral (and all right, title, and interest represented by the Collateral) against the claims and demands of all other Persons. Each Pledgor agrees that from time to time, at the expense of such Pledgor, it will promptly execute and deliver all further instruments, and take all further action, that may be necessary or desirable, or that either Administrative Agent may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Administrative Agent to exercise and enforce their rights and remedies hereunder with respect to any Collateral. The Pledgor will not, without thirty (30) days' prior written notice to the Administrative Agent,
(i) change its name or structure so as to make any financing or other statement filed pursuant to this Pledge Agreement become seriously misleading or (ii) change the jurisdiction in which it is located to other than those specified in
SECTION 3.1.4. Each Pledgor will pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all additional Indebtedness owed to such Pledgor pursuant to any note with an Obligor. Each Pledgor further covenants and agrees as follows:

          (a) If any Pledgor shall become entitled to receive or shall receive any stock or other certificate (including any certificate representing a Dividend or a Distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights, whether in addition to, in substitution of, as a conversion of, or in exchange for any portion of the Collateral (or otherwise in respect thereof), such Pledgor shall accept the same as the agent of the Administrative Agent, hold the same in trust for the Administrative Agent and deliver the same forthwith to the Administrative Agent in the exact form received, duly endorsed (in blank) by such Pledgor to the Administrative Agent, if required, together with an undated stock power or other necessary instrument of transfer covering such certificate duly executed in blank by such Pledgor, to be held by the Administrative Agent, subject to the terms of this Pledge Agreement, as additional security for the Secured Obligations. In addition, any sums paid upon or in respect of the Collateral upon the liquidation or dissolution of any Pledged Interest Issuer shall be held by the Administrative Agent as additional security for the Secured Obligations.
     If any sums of money or property so paid or distributed in respect of any Collateral shall be received by any Pledgor, then such Pledgor shall, until such money or property is paid or delivered to the Administrative Agent, hold such money or property in trust for the Administrative Agent (on behalf of the Secured Parties), segregated from other funds of such Pledgor, as additional collateral securing the Secured Obligations.

          (b) Except as otherwise expressly permitted by the Credit Agreement, without the prior written consent of the Administrative Agent, no Pledgor will (i) consent to any material modification, extension or alteration of the terms of any membership or operating agreement of the LLCs or the Partnerships or (ii) accept a surrender of any membership or operating agreement of any of the LLCs or the Partnerships, as applicable, or waive any breach of or default under any such agreement by any other party thereto.

          (c) Each Pledgor will advise the Administrative Agent promptly, in reasonable detail (i) of any Lien or claim made or asserted against any material part of the Collateral, (ii) of any material change in the composition of the Collateral, and (iii) of the occurrence of any other event relating specifically to such Pledgor or its assets which could reasonably be expected to have a material adverse effect on the aggregate value of the Collateral or on the security interests created hereunder.

     SECTION 4.1.2. REGISTRATION OF PLEDGED INTERESTS, ETC. Concurrently with the execution and delivery of this Pledge Agreement, each Pledgor shall execute and deliver to the applicable Pledged Interest Issuer instructions to register, substantially in the form of EXHIBIT A hereto, and cause each Pledged Interest Issuer to execute and deliver to the Administrative Agent the Initial Transaction Statement, substantially in the form of EXHIBIT B hereto, confirming that each Pledged Interest Issuer (in which such Pledgor owns a Pledged Interest (other than in the case of a Certificated Interest or a Pledged Note)) has registered the pledge by such Pledgor effected by this Pledge Agreement on its books. In addition, the Pledgor agrees that it shall cause each Issuer of Certificated Securities to execute and deliver to the Administrative Agent an acknowledgment in a form satisfactory to the Administrative Agent.

     SECTION 4.1.3. STOCK POWERS, ETC. Each Pledgor agrees that all Certificated Interests constituting Collateral delivered by such Pledgor pursuant to this Pledge Agreement will be accompanied by duly executed undated blank stock powers, or other equivalent instruments of transfer acceptable to the Administrative Agent, as is necessary under all applicable laws to perfect the Lien in favor of the Secured Parties on such Collateral. Each Pledgor will, from time to time upon the request of the Administrative Agent, promptly deliver to the Administrative Agent such stock powers, instruments, and similar documents, satisfactory in form and substance to the Administrative Agent, with respect to the Collateral as the Administrative Agent may reasonably request and will, from time to time upon the request of the Administrative Agent after the occurrence, and during the continuance, of any Event of Default, promptly transfer any Pledged Interests or other shares of Capital Stock or other ownership interests constituting Collateral into the name of any nominee designated by the Administrative Agent.

     SECTION 4.1.4. CONTINUOUS PLEDGE. Each Pledgor will, at all times, keep pledged to the Administrative Agent pursuant hereto all Pledged Interests and all other shares of Capital Stock or other ownership interests constituting Collateral, all Dividends and Distributions with respect thereto (provided that if no Event of Default or Default described in Section 8.1.9 of the

Credit Agreement shall have occurred or be continuing, such Dividends and Distributions may be used for working capital or other purposes), all Pledged Notes, all interest, principal and other proceeds received by the Administrative Agent with respect to the Pledged Notes, and all other Collateral and other securities, instruments, proceeds, and rights from time to time received by or distributable to such Pledgor in respect of any Collateral and will not permit any Pledged Interest Issuer to issue any Capital Stock or other ownership interests which shall not have been immediately duly pledged hereunder on a first priority perfected basis.

     SECTION 4.1.5.  VOTING RIGHTS; DIVIDENDS, ETC.  Each Pledgor agrees:

          (a) after any Default of the nature referred to in Section 8.1.9 of the Credit Agreement or an Event of Default shall have occurred and be continuing, promptly upon receipt of notice thereof by such Pledgor and without any request therefor by either Administrative Agent, such Pledgor will deliver (properly endorsed where required hereby or requested by the Administrative Agent) to the Administrative Agent all Dividends, Distributions, all other cash payments, and all proceeds of the Collateral, all of which shall be held by the Administrative Agent for the benefit of the Secured Parties as additional Collateral for use in accordance with
     SECTION 6.4; and

          (b) after any Event of Default shall have occurred and be continuing and the Administrative Agent has notified any Pledgor of the Administrative Agent's intention to exercise its voting power under this Section.

               (i) the Administrative Agent may exercise (to the exclusion of each Pledgor) the voting power and all other incidental rights of ownership with respect to any Pledged Interests or other shares of Capital Stock or other ownership interests constituting Collateral and each Pledgor hereby grants the Administrative Agent an irrevocable proxy, exercisable under such circumstances, to vote the Pledged Interests and such other Collateral; and

               (ii) promptly to deliver to the Administrative Agent such additional proxies and other documents requested by the Administrative Agent as may be necessary to allow the Administrative Agent to exercise such voting power.

All Dividends, Distributions, cash payments and proceeds which may at any time and from time to time be held by any Pledgor but which such Pledgor is then obligated to deliver to the Administrative Agent, shall, until delivery to the Administrative Agent, be held by such Pledgor separate and apart from its other property in trust for the Secured Parties. The Administrative Agent agrees that unless an Event of Default shall have occurred and be continuing and the Administrative Agent shall have given the notice referred to in CLAUSE (b), such Pledgor shall have the exclusive voting power with respect to any shares of Capital Stock or other ownership interests (including any of the Pledged Interests) constituting Collateral and the Administrative Agent shall, upon the written request of such Pledgor, promptly deliver such proxies and other documents, if any, as shall be reasonably requested by such Pledgor which are necessary to allow such Pledgor to exercise voting power with respect to any such share of Capital Stock or other ownership interests (including any of the Pledged Interests) constituting Collateral; PROVIDED, HOWEVER, that no vote shall be cast, or consent, waiver, or ratification given, or action taken by any Pledgor that would impair any Collateral or be inconsistent with or violate any provision of the Credit Agreement or any other Loan Document.

     SECTION 4.1.6. ADDITIONAL UNDERTAKINGS. No Pledgor will, without the prior written consent of the Administrative Agent, take or omit to take any action the taking or the omission of which could result in any impairment or alteration of any instrument constituting Collateral. In furtherance of the foregoing, each Pledgor agrees that it will not, without the prior written consent of the Administrative Agent (which consent shall not be unreasonably withheld):

          (a) enter into any agreement amending, supplementing, or waiving any provision of any Pledged Note (including any underlying instrument pursuant to which such Pledged Note is issued) or compromising or releasing or extending the time for payment of any obligation of the maker thereof; or

          (b) take or omit to take any action the taking or the omission of which would result in any impairment or alteration of any obligation of the maker of any Pledged Note or other instrument constituting Collateral.

     SECTION 4.1.7. PLEDGOR REMAINS LIABLE. Anything herein to the contrary notwithstanding,

          (a) each Pledgor shall remain liable to perform all of its duties and obligations as an owner of the Pledged Interests, to the same extent as if this Pledge Agreement had not been executed;

          (b) the exercise by either Administrative Agent or any other Secured Party of any of its rights hereunder shall not release any Pledgor from any of its duties or obligations as owner of the Pledged Interests; and

          (c) neither Administrative Agent nor any other Secured Party shall have any obligation or liability as an owner of any Pledged Interest as applicable, by reason of this Pledge Agreement.


                                      ARTICLE V
                               THE Administrative Agent

     SECTION 5.1. ADMINISTRATIVE AGENT APPOINTED ATTORNEY-IN-FACT. Each Pledgor hereby irrevocably appoints the Administrative Agent as such Pledgor's attorney-in-fact, with full authority in the place and stead of such Pledgor and in the name of such Pledgor or otherwise, from time to time in the Administrative Agent's discretion, after the occurrence and during the continuance of a Default of the nature referred to in Section 8.1.9 of the Credit Agreement or any other Event of Default, to take any action and to execute any instrument which such Administrative Agent may deem necessary or advisable to accomplish the purposes of this Pledge Agreement:

          (a) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

          (b) to receive, endorse, and collect any drafts or other instruments, documents and chattel paper, in connection with CLAUSE (a); and

          (c) to file any claims or take any action or institute any proceedings which such Administrative Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of such Administrative Agent with respect to any of the Collateral.

Each Pledgor hereby acknowledges, consents and agrees that the power of attorney granted pursuant to this Section is irrevocable and coupled with an interest.

     SECTION 5.2. ADMINISTRATIVE AGENT MAY PERFORM. If any Pledgor fails to perform any agreement contained herein, the Administrative Agent may itself perform, or cause performance of, such agreement, and the reasonable expenses of the Administrative Agent incurred in connection therewith shall be jointly and severally payable by the Pledgors pursuant to SECTION 6.4.

     SECTION 5.3. ADMINISTRATIVE AGENT HAVE NO DUTY. The powers conferred on the Administrative Agent hereunder are solely to protect its interests (on behalf of the Secured Parties) in the Collateral and shall not impose any duty on it to exercise any such powers. Except for reasonable care of any Collateral in their possession and the accounting for moneys actually received by it hereunder, the Administrative Agent shall have no duty as to any Collateral or responsibility for

          (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Pledged Property, whether or not the Administrative Agent has or are deemed to have knowledge of such matters, or

          (b) taking any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

     SECTION 5.4. REASONABLE CARE. The Administrative Agent is required to exercise reasonable care in the custody and preservation of any of the Collateral in its possession;

PROVIDED, HOWEVER, the Administrative Agent shall be deemed to have exercised reasonable care in the custody and preservation of any of the Collateral if it takes such action for that purpose as any Pledgor reasonably requests in writing at times other than upon the occurrence and during the continuance of any Event of Default. The failure of the Administrative Agent (or either one of them) to comply with any such request at any time shall not in itself be deemed a failure to exercise reasonable care.

                                      ARTICLE VI
                                       REMEDIES

     SECTION 6.1. CERTAIN REMEDIES. If any Event of Default shall have occurred and be continuing:

          (a) The Administrative Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the U.C.C. (whether or not the U.C.C. applies to the affected Collateral) and also may, without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Administrative Agent' offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Administrative Agent may deem commercially reasonable. Each Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten days' prior notice to any Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification.
     The Administrative Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Administrative Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

          (b) The Administrative Agent may

               (i) transfer all or any part of the Collateral into the name of the Administrative Agent or its nominee, with or without disclosing that such Collateral is subject to the Lien hereunder,

               (ii) notify the parties obligated on any of the Collateral to make payment to the Administrative Agent of any amount due or to become due thereunder,

               (iii) enforce collection of any of the Collateral by suit or otherwise, and surrender, release or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any obligations of any nature of any party with respect thereto,

               (iv) endorse any checks, drafts, or other writings in any Pledgor's name to allow collection of the Collateral,

               (v) take control of any proceeds of the Collateral, and

               (vi) execute (in the name, place and stead of any Pledgor) endorsements, assignments, stock powers and other instruments of conveyance or transfer with respect to all or any of the Collateral.

     [SECTION 6.2. SECURITIES LAWS. If the Administrative Agent shall determine to exercise their right to sell all or any of the Collateral pursuant to SECTION 6.1, each Pledgor agrees that, upon request of either Administrative Agent, such Pledgor will, at such Pledgor's own expense:

          (a) execute and deliver, and cause each issuer of the Collateral contemplated to be sold and the directors and officers thereof to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts and things, as may be necessary or, in the opinion of the Administrative Agent, advisable to register such Collateral under the provisions of the Securities Act of 1933, as from time to time amended (the "SECURITIES ACT"), and comparable legislation in other jurisdictions, and to cause the registration statement relating thereto to become effective and to remain effective for such period as prospectuses are required by law to be furnished, and to make all amendments and supplements thereto and to the related prospectus which, in the opinion of the Administrative Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto and comparable legislation, rules and regulations in other jurisdictions;

          (b) use its best efforts to qualify the Collateral under the state securities or "Blue Sky" laws and to obtain all necessary governmental approvals for the sale of the Collateral, as requested by the Administrative Agent;

          (c) cause each such Pledged Interest Issuer to make available to its security holders, as soon as practicable, an earnings statement that will satisfy the provisions of Section 11(a) of the Securities Act and comparable legislation in other jurisdictions; and

          (d) do or cause to be done all such other acts and things as may be necessary to make such sale of the Collateral or any part thereof valid and binding and in compliance with applicable law.

Each Pledgor further acknowledges the impossibility of ascertaining the amount of damages that would be suffered by the Administrative Agent and the Secured Parties by reason of the failure by such Pledgor to perform any of the covenants contained in this Section and, consequently, jointly and severally, agrees that, if any Pledgor shall fail to perform any of such covenants, the Pledgors shall pay, as liquidated damages and not as a penalty, an amount equal to the value (as determined by the Administrative Agent) of the Collateral on the date the Administrative Agent shall demand compliance with this Section.]

     SECTION 6.3. COMPLIANCE WITH RESTRICTIONS. Each Pledgor agrees that in any sale of any of the Collateral whenever an Event of Default shall have occurred and be continuing, the Administrative Agent are hereby authorized to comply with any limitation or restriction in connection with such sale as they may be advised by counsel is necessary in order to avoid any violation of applicable law (including compliance with such procedures as may restrict the number of prospective bidders and purchasers, require that such prospective bidders and purchasers have certain qualifications, and restrict such prospective bidders and purchasers to persons who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or resale of such Collateral), or in order to obtain any required approval of the sale or of the purchaser by any governmental regulatory authority or official, and each Pledgor further agrees that such compliance shall not result in such sale being considered or deemed not to have been made in a commercially reasonable manner, nor shall the Administrative Agent or any other Secured Party be liable nor accountable to any Pledgor for any discount allowed by the reason of the fact that such Collateral is sold in compliance with any such limitation or restriction.

     SECTION 6.4. APPLICATION OF PROCEEDS. All cash proceeds received by the Administrative Agent in respect of any sale of, collection from, or other realization upon, all or any part of the Collateral may, in the discretion of the Administrative Agent, be held by the Administrative Agent as additional collateral security for, or then or at any time thereafter be applied (after payment of any amounts payable to the Administrative Agent pursuant to
Section 10.3 of the Credit Agreement and SECTION 6.5) in whole or in part by the Administrative Agent against, all or any part of the Secured Obligations in such order as the Administrative Agent shall elect.

     Any surplus of such cash or cash proceeds held by the Administrative Agent and remaining after the occurrence of the Termination Date shall be paid over to the applicable Pledgor or to whomsoever may be lawfully entitled to receive such surplus.

     SECTION 6.5. INDEMNITY AND EXPENSES. Each Pledgor hereby jointly and severally agrees to indemnify and hold harmless the Administrative Agent from and against any and all claims, losses, and liabilities arising out of or resulting from this Pledge Agreement (including enforcement of this Pledge Agreement), except claims, losses, or liabilities resulting from an Administrative Agent's gross negligence or wilful misconduct. Upon demand, each Pledgor jointly and severally agrees that it will pay to the Administrative Agent the amount of any and all reasonable expenses, including the reasonable fees and disbursements of their counsel and of any experts and agent, which the Administrative Agent may incur in connection with:

          (a) the administration of this Pledge Agreement, the Credit Agreement and any other Loan Document;

          (b) the custody, preservation, use, or operation of, or the sale of, collection from, or other realization upon, any of the Collateral;

          (c) the exercise or enforcement of any of the rights of the Administrative Agent hereunder; or

          (d) the failure by any Pledgor to perform or observe any of the provisions hereof.


                                     ARTICLE VII
                               MISCELLANEOUS PROVISIONS

     SECTION 7.1. LOAN DOCUMENT. This Pledge Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof, including Article X thereof.

     SECTION 7.2. PROTECTION OF COLLATERAL. The Administrative Agent may from time to time, at their option, perform any act which any Pledgor agrees hereunder to perform and which such Pledgor shall fail to perform after being requested in writing so to perform (it being understood that no such request need be given after the occurrence and during the continuance of an Event of Default) and the Administrative Agent may from time to time take any other action which the Administrative Agent reasonably deems necessary for the maintenance, preservation or protection of any of the Collateral or of their security interest therein.

     SECTION 7.3. BINDING ON SUCCESSORS, TRANSFEREES AND ASSIGNS; ASSIGNMENT. This Pledge Agreement shall be jointly and several binding upon each Pledgor and its successors, transferees and assigns and shall inure to the benefit of and be enforceable by each Secured Party and their respective successors, transferees and assigns; PROVIDED, HOWEVER, that no Pledgor may assign any of its obligations hereunder without the prior written consent of all Lenders.

     SECTION 7.4. AMENDMENTS, ETC. No amendment to or waiver of any provision of this Pledge Agreement, nor consent to any departure by any Pledgor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Administrative Agent (on behalf of the Lenders or the Required Lenders, as the case may be) and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     SECTION 7.5. NOTICES. All notices and other communications provided for hereunder shall be in writing (including facsimile communication) and, mailed or telecopied or delivered to each Pledgor, in care of the Borrower at the address specified in the Credit Agreement. All such notices and other communications, when mailed and properly addressed with postage prepaid or if properly addressed and sent by pre-paid courier service, shall be deemed given when received; any such notice or communication, if transmitted by telecopier, shall be deemed given when transmitted and electronically confirmed.

     SECTION 7.6. ADDITIONAL SUBSIDIARY PLEDGORS. Upon the execution and delivery by any other Person of an instrument in the form of Annex I hereto, such Person shall become a "Pledgor" hereunder with the same force and effect as if originally named as a "Pledgor" herein. The execution and delivery of any such instrument shall not require the consent of any other Pledgor hereunder. The rights and obligations of each Pledgor hereunder shall remain in full force and effect notwithstanding the addition of any new Pledgor as a party to this Pledge Agreement.

     SECTION 7.7. NO WAIVER; REMEDIES. No failure on the part of any Secured Party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right . The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

     SECTION 7.8. CAPTIONS. Section captions used in this Pledge Agreement are for convenience of reference only, and shall not affect the construction of this Pledge Agreement.

     SECTION 7.9. SEVERABILITY. Wherever possible each provision of this Pledge Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Pledge Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Pledge Agreement.

     SECTION 7.10. GOVERNING LAW, ENTIRE AGREEMENT, ETC. THIS PLEDGE AGREEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK). THIS PLEDGE AGREEMENT AND THE OTHER LOAN DOCUMENTS CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.

     SECTION 7.12. FORUM SELECTION AND CONSENT TO JURISDICTION. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS PLEDGE AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL

OR WRITTEN) OR ACTIONS OF THE SECURED PARTIES OR ANY PLEDGOR SHALL BE BROUGHT AND MAINTAINED IN THE COURTS OF THE STATE OF NEW YORK, NEW YORK COUNTY OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY PROPERTY MAY BE BROUGHT, AT EITHER ADMINISTRATIVE AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH PROPERTY MAY BE FOUND. EACH PLEDGOR HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK, NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION. EACH PLEDGOR IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK. EACH PLEDGOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT ANY PLEDGOR HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, SUCH PLEDGOR HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS PLEDGE AGREEMENT AND THE OTHER LOAN DOCUMENTS.

     SECTION 7.13. WAIVER OF JURY TRIAL. EACH PLEDGOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS PLEDGE AGREEMENT OR ANY OTHER LOAN DOCUMENT OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE SECURED PARTIES OR SUCH PLEDGOR. EACH PLEDGOR ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE SECURED PARTIES ENTERING INTO THE CREDIT AGREEMENT.

     SECTION 7.14. COUNTERPARTS. This Pledge Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

     IN WITNESS WHEREOF, the Pledgor has caused this Pledge Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.


                                   TITAN TECHNOLOGIES AND
                                   INFORMATION SYSTEMS CORPORATION


                                   By:
                                      ----------------------------
                                      Name:
                                      Title:


                                   TITAN PURIFICATION, INC.


                                   By:
                                      ----------------------------
                                      Name:
                                      Title:


                                   DBA SYSTEMS, INC.


                                   By:
                                      ----------------------------
                                      Name:
                                      Title:


                                   VALIDITY CORPORATION


                                   By:
                                      ----------------------------
                                      Name:
                                      Title:


                                   LINKABIT WIRELESS, INC.


                                   By:
                                      ----------------------------
                                      Name:

                                      Title:


                                   UNIDYNE CORPORATION


                                   By:
                                      ----------------------------
                                      Name:
                                      Title:


                                   TITAN SOFTWARE SYSTEMS CORPORATION


                                   By:
                                      ----------------------------
                                      Name:
                                      Title:


                                   PULSE SCIENCES, INC.


                                   By:
                                      ----------------------------
                                      Name:
                                      Title:


                                   HORIZONS TECHNOLOGY, INC.


                                   By:
                                      ----------------------------
                                   Name:
                                   Title:


                                   TITAN ENVIRONMENTAL CORPORATION


                                   By:
                                      ----------------------------
                                      Name:
                                      Title:

                                   TOMOTHERAPEUTICS, INC.


                                   By:
                                      ------------------------------
                                      Name:
                                      Title:


                                   FEDERAL SERVICES, INC.


                                   By:
                                      ------------------------------
                                      Name:
                                      Title:


                                   ELDYNE, INC.


                                   By:
                                      ------------------------------
                                      Name:
                                      Title:



                                   DIVERSIFIED CONTROL
                                   SYSTEMS, INC.


                                   By:
                                      ------------------------------
                                      Name:
                                      Title:

                                   TITAN BROADBAND COMMUNICATIONS
                                   CORPORATION


                                   By:
                                      ------------------------------
                                      Name:
                                      Title:




                                   TITAN AEROCHEM, INC.


                                   By:
                                      ------------------------------
                                      Name:
                                      Title:


ACKNOWLEDGED AND ACCEPTED:

THE BANK OF NOVA SCOTIA,
   as Administrative Agent


By:
   ------------------------
   Name:
   Title:

                                                       ANNEX I to
                                                       the Subsidiary Pledge
                                                       Agreement


     SUPPLEMENT, dated as of ________________, ____ (this "SUPPLEMENT"), to the Subsidiary Pledge Agreement, dated as of July 29, 1998 (together with all amendments, supplements, restatements and other modifications, if any, from time to time thereafter made thereto, the "PLEDGE AGREEMENT"), among the initial signatories thereto and each other Person (such capitalized term, and other terms used in this Supplement, to have the meanings set forth in
Article I of the Pledge Agreement) which from time to time thereafter became a party thereto pursuant to Section 7.6 thereof (each, individually, a "PLEDGOR", and, collectively, the "PLEDGORS"), in favor of the Secured Parties (as defined in the Pledge Agreement).

                                 W I T N E S S E T H:

     WHEREAS, pursuant to the provisions of Section 7.6 of the Pledge Agreement, the undersigned is becoming a Pledgor under the Pledge Agreement; and

     WHEREAS, the undersigned Pledgor desires to become a "Pledgor" under the Pledge Agreement in order to induce the Secured Parties to continue to extend Credit Extensions under the Credit Agreement;

     NOW, THEREFORE, in consideration of the premises, and for other consideration (the receipt and sufficiency of which is hereby acknowledged), the undersigned agrees, for the benefit of each Secured Party, as follows.

     SECTION 1. In accordance with the terms of the Pledge Agreement, by its signature below the undersigned hereby irrevocably agrees to become a Pledgor under the Pledge Agreement with the same force and effect as if it were an original signatory thereto and the undersigned Pledgor, hereby (a) agrees to be bound by and comply with all of the terms and provisions of the Pledge Agreement applicable to it as a Pledgor and (b) represents and warrants that the representations and warranties made by it as a Pledgor thereunder are true and correct as of the date hereof. In furtherance of the foregoing, each reference to a "Pledgor" in the Pledge Agreement shall be deemed to include the undersigned Pledgor.

     SECTION 2. The undersigned Pledgor hereby represents and warrants that this Supplement has been duly authorized, executed and delivered by it and that this Supplement and the Pledge Agreement constitute the legal, valid and binding obligation of the undersigned Pledgor, enforceable against it in accordance with its terms.

     SECTION 3. Except as expressly supplemented hereby, the Pledge Agreement shall remain in full force and effect in accordance with its terms.

     SECTION 4. In the event any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Pledge Agreement shall not in any way be affected or impaired.

     SECTION 5. THIS SUPPLEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

     SECTION 6. This Supplement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Supplement to be duly executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.


                                   [NAME OF ADDITIONAL SUBSIDIARY PLEDGOR]


                                   By:
                                      ----------------------------
                                      Name:
                                      Title:


ACCEPTED BY:

THE BANK OF NOVA SCOTIA,
  as Administrative Agent


By:
   -------------------------
   Name:
   Title:

                                                       EXHIBIT A
                                                       to SUBSIDIARY
                                                       Pledge Agreement


                           INSTRUCTION TO REGISTER PLEDGE


                                                        ___________ __, ____
[                ]

Attention: ________________

Ladies and Gentlemen:

     The undersigned, a [member] [partner] [shareholder] of ___________, a [___________ limited liability company] [a ________ partnership] [a __________ corporation] (the "COMPANY"), hereby instructs the Company to register on the books of the Company the pledge of the undersigned's [membership] [partnership] interest in favor of The Bank of Nova Scotia as Administrative Agent (the "ADMINISTRATIVE AGENT"), pursuant to the Pledge Agreement, dated as of July 29, 1998, made by, among others, the undersigned in favor of the Administrative Agent.

                                        Very truly yours,

                                        [NAME OF PLEDGOR]


                                        By:______________________
                                           Name:
                                           Title:



cc:  The Bank of Nova Scotia

                                                             EXHIBIT B
                                                             to SUBSIDIARY
                                                             Pledge Agreement


                           INITIAL TRANSACTION STATEMENT


                                                          ___________ __, ____

To:  The Bank of Nova Scotia
     One Liberty Plaza
     New York, New York  10006

     Attention:  Mr. Andrew Rothstein

     This statement is to advise you that a pledge of the following uncertificated securities has been registered in the name of The Bank of Nova Scotia, as Administrative Agent (the "ADMINISTRATIVE AGENT"), as follows:

     1.   Uncertificated Securities:

          The entire [limited liability company] [partnership] interests of [NAME OF PLEDGOR] in the undersigned [limited liability company] [________ partnership] [corporation].

     2.   Registered Owner:

          [NAME OF PLEDGOR]


     3.   Pledged in favor of:

          The Bank of Nova Scotia,
             as the Administrative Agent

     4. There are no liens or restrictions of the undersigned [limited liability company] [________ partnership] [corporation] and no adverse claims to which the uncertificated securities are or may be subject known to the undersigned [limited liability company] [________ partnership] [corporation], other than in favor of The Bank of Nova Scotia, in its capacity as the Administrative Agent.

     5.   The pledge was registered on _______ __, ____.

     6. No transfer of the uncertificated securities shall be made without the prior written consent of the Administrative Agent.

     THIS STATEMENT IS MERELY A RECORD OF THE RIGHTS OF THE ADDRESSEE AS OF THE TIME OF ITS ISSUANCE. DELIVERY OF THIS STATEMENT, OF ITSELF, CONFERS NO RIGHTS ON THE RECIPIENT. THIS STATEMENT IS NEITHER A NEGOTIABLE INSTRUMENT NOR A SECURITY.

                              Very truly yours,

                              [NAME OF PLEDGED INTEREST ISSUER]


                              By:___________________________________
                                 Name:
                                 Title:

                                                             EXHIBIT C
                                                             to SUBSIDIARY
                                                             Pledge Agreement


                                DEMAND PROMISSORY NOTE

$___________________                                      _______________, 19__

     FOR VALUE RECEIVED, the undersigned, ______________, a _______________
corporation (the "MAKER"), promises to pay to the order of ________________, a ___________ _________ (the "PAYEE"), on demand up to the principal sum of
___________________ DOLLARS ($______________) outstanding from time to time, representing the aggregate principal amount of an intercompany loan made by the Payee to the Maker.

     The unpaid principal amount of this promissory note (the "NOTE") from time to time outstanding shall accrue interest as agreed to from time to time between Maker and Payee, with such interest payable as agreed to from time to time between Maker and Payee. All payments of interest shall be recorded on the books and records of the Payee. Upon Notice from the Agent (hereinafter defined) that a Default (as defined in the Credit Agreement, hereinafter defined) of the nature referred to in Section 8.1.9 of the Credit Agreement or any other Event of Default (as defined in the Credit Agreement) has occurred and is continuing, the Maker shall make such payments, in same day funds, to such accounts as the Agent shall direct in such notice.

     This Note is one of the Pledged Notes referred to in the Subsidiary Pledge Agreement dated as of July 29, 1998 (as amended, supplemented, amended and restated or otherwise modified, the "PLEDGE AGREEMENT"), among each Subsidiary of the Borrower signatory thereto (the "PLEDGOR"), The Bank of Nova Scotia ("SCOTIABANK") as the Administrative Agent, and this Note has been pledged to the Administrative Agent as security for the Secured Obligations (as defined in the Pledge Agreement) under the Credit Agreement and other Loan Documents. Upon the occurrence and continuance of an Event of Default under the Credit Agreement, and notice thereof by the Administrative Agent to the Maker, the Administrative Agent shall have all rights of the Payee to collect and accelerate, and enforce all rights with respect to, the Indebtedness evidenced by this Note. Unless otherwise defined herein or the context otherwise requires, terms used herein have the meanings provided in the Credit Agreement dated as of July 29, 1998 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "CREDIT AGREEMENT"), among The Titan Corporation, a Delaware corporation (the "BORROWER"), the various financial institutions as a[cad 179]re or may become parties thereto (the "LENDERS"), and Scotiabank, as agent for the Lenders (the "ADMINISTRATIVE AGENT").

     In addition to, but not in limitation of, the foregoing, the Maker further agrees to pay all expenses, including reasonable attorneys' fees and legal expenses, incurred by the holder

(including the Administrative Agent as pledgee) of this Note endeavoring to collect any amounts payable hereunder which are not paid when due, whether by acceleration or otherwise.

     THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK.

     THE MAKER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON THIS NOTE. THE MAKER ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PAYEE TO ACCEPT THIS NOTE.

                              [NAME OF MAKER]


                              By
                                 ----------------------------------------
                                 Name:
                                 Title:


                              Pay to the order of THE BANK OF NOVA SCOTIA,
                                as Administrative Agent



                              By
                                 ----------------------------------------
                                 Name:
                                 Title:

                                                                   ATTACHMENT 1
                                                                 to  SUBSIDIARY
                                                               Pledge Agreement

               TITAN TECHNOLOGIES AND INFORMATION SYSTEMS CORPORATION

Pledged Notes
-------------

None

Pledged Interests
-----------------

                                        DESCRIPTION OF CORPORATE INTERESTS
                                        ----------------------------------
                                Interest      Interest       Outstanding    % of Shares
Pledged Interest Issuer        Percentage    Percentage        Shares          Pledged
-----------------------        ----------    ----------      -----------    ------------
Validity Corporation             100           500,000          60,500          100



                                Principal Amount
Pledged Note Issuer             of Pledged Note
-------------------             ---------------




Location of Pledgor (Section 3.1.4)
-------------------

Validity Corporation
3033 Science Park Road
San Diego, CA  92121

                                                                    ATTACHMENT 1
                                                                  to  SUBSIDIARY
                                                                Pledge Agreement

                              TITAN PURIFICATION, INC.

Pledged Notes
-------------

None

Pledged Interests
-----------------

None


                                                      Pledgor's
                                                      Membership
                              Character of             Interest
Pledged Interest Issuer        Interest               Percentage
-----------------------      -------------            ----------



                                Principal Amount
Pledged Note Issuer              of Pledged Note
-------------------             ----------------




Location of Pledgor (Section 3.1.4)
-------------------

                                                                   ATTACHMENT 1
                                                                  to SUBSIDIARY
                                                               Pledge Agreement

                                 DBA SYSTEMS, INC.

Pledged Notes
-------------

None

Pledged Interests
-----------------

None

                                                           Pledgor's
                                                          Membership
                                  Character of             Interest
Pledged Interest Issuer             Interest              Percentage
-----------------------           -------------           ----------



                                Principal Amount
Pledged Note Issuer             of Pledged Note
-------------------             ----------------




Location of Pledgor (Section 3.1.4)
-------------------

                                                               ATTACHMENT 1
                                                               to  SUBSIDIARY
                                                               Pledge Agreement

                                VALIDITY CORPORATION

Pledged Notes
-------------
None

Pledged Interests
-----------------
None


                                                     Pledgor's
                                                    Membership
                               Character of          Interest
Pledged Interest Issuer          Interest            Percentage
-----------------------        ------------         -----------




                                    Principal Amount
Pledged Note Issuer                 of Pledged Note
-------------------                 ----------------




Location of Pledgor (Section 3.1.4)
-------------------

                                                                ATTACHMENT 1
                                                                to  SUBSIDIARY
                                                                Pledge Agreement

                              LINKABIT WIRELESS, INC.

Pledged Notes
-------------
None

Pledged Interests
-----------------
None

                                                        Pledgor's
                                                        Membership
                                Character of             Interest
Pledged Interest Issuer          Interest               Percentage
-----------------------         -------------           ----------






                              Principal Amount
Pledged Note Issuer            of Pledged Note
-------------------           ----------------



Location of Pledgor (Section 3.1.4)
-------------------

                                                                    ATTACHMENT 1
                                                                  to  SUBSIDIARY
                                                                Pledge Agreement

                                UNIDYNE CORPORATION

Pledged Notes
-------------
None

Pledged Interests
-----------------
None

                                                            Pledgor's
                                                           Membership
                                 Character of               Interest
Pledged Interest Issuer            Interest                Percentage
-----------------------          -------------             -----------



                                 Principal Amount
Pledged Note Issuer              of Pledged Note
-------------------              ----------------



Location of Pledgor (Section 3.1.4)
-------------------

                                                               ATTACHMENT 1
                                                               to  SUBSIDIARY
                                                               Pledge Agreement

                         TITAN SOFTWARE SYSTEMS CORPORATION

Pledged Notes
-------------
None

Pledged Interests
-----------------
None

                                                     Pledgor's
                                                     Membership
                                Character of          Interest
Pledged Interest Issuer          Interest            Percentage
-----------------------         ------------         ----------



                              Principal Amount
Pledged Note Issuer            of Pledged Note
-------------------           -----------------



Location of Pledgor (Section 3.1.4)
-------------------

                                                               ATTACHMENT 1
                                                               to SUBSIDIARY
                                                               Pledge Agreement

                                PULSE SCIENCES, INC.

Pledged Notes
-------------
None

Pledged Interests
-----------------
None


                                                       Pledgor's
                                                       Membership
                                 Character of           Interest
Pledged Interest Issuer           Interest             Percentage
-----------------------          ------------          ----------




                               Principal Amount
Pledged Note Issuer            of Pledged Note
-------------------            ----------------



Location of Pledgor (Section 3.1.4)
-------------------

                                                               ATTACHMENT 1
                                                               to  SUBSIDIARY
                                                               Pledge Agreement

                             HORIZONS TECHNOLOGY, INC.

Pledged Notes
-------------
None

Pledged Interests
----
None


                                                    Pledgor's
                                                   Membership
                             Character of           Interest
Pledged Interest Issuer       Interest             Percentage
-----------------------      ------------          ----------



                                Principal Amount
Pledged Note Issuer             of Pledged Note
-------------------             -----------------




Location of Pledgor (Section 3.1.4)
-------------------

                                                               ATTACHMENT 1
                                                               to SUBSIDIARY
                                                               Pledge Agreement

                          TITAN ENVIRONMENTAL CORPORATION

Pledged Notes
-------------
None

Pledged Interests
-----------------
None

                                                     Pledgor's
                                                    Membership
                             Character of            Interest
Pledged Interest Issuer        Interest             Percentage
-----------------------      ------------           -----------



                              Principal Amount
Pledged Note Issuer            of Pledged Note
-------------------           -----------------



Location of Pledgor (Section 3.1.4)
-------------------

                                                                ATTACHMENT 1
                                                                to SUBSIDIARY
                                                                Pledge Agreement

                               TOMOTHERAPEUTICS, INC.

Pledged Notes
--------------
None

Pledged Interests
-----------------
None


                                                    Pledgor's
                                                    Membership
                             Character of            Interest
Pledged Interest Issuer        Interest             Percentage
-----------------------      ------------           ----------



                                    Principal Amount
Pledged Note Issuer                 of Pledged Note
-------------------                 ----------------




Location of Pledgor (Section 3.1.4)
-------------------

                                                               ATTACHMENT 1
                                                               to SUBSIDIARY
                                                               Pledge Agreement

                               FEDERAL SERVCES, INC.

Pledged Notes
-------------
None

Pledged Interests
-----------------
None

                                                     Pledgor's
                                                    Membership
                               Character of          Interest
Pledged Interest Issuer          Interest            Percentage
-----------------------        ------------         ------------



                               Principal Amount
Pledged Note Issuer            of Pledged Note
-------------------            ----------------




Location of Pledgor (Section 3.1.4)
-------------------

                                                               ATTACHMENT 1
                                                               to SUBSIDIARY
                                                               Pledge Agreement

                                    ELDYNE, INC.

Pledged Notes
-------------
None

Pledged Interests
-----------------
None


                                                    Pledgor's
                                                   Membership
                             Character of           Interest
Pledged Interest Issuer        Interest            Percentage
-----------------------      ------------          -----------



                              Principal Amount
Pledged Note Issuer            of Pledged Note
-------------------           ----------------





Location of Pledgor (Section 3.1.4)
-------------------

                                                                ATTACHMENT 1
                                                                to  SUBSIDIARY
                                                                Pledge Agreement

                         DIVERSIFIED CONTROL SYSTEMS, INC.

Pledged Notes
-------------
None

Pledged Interests
-----------------
None


                                                     Pledgor's
                                                    Membership
                             Character of            Interest
Pledged Interest Issuer        Interest             Percentage
-----------------------      ------------           -----------



                              Principal Amount
Pledged Note Issuer            of Pledged Note
-------------------           ----------------




Location of Pledgor (Section 3.1.4)
-------------------

                                                               ATTACHMENT 1
                                                               to SUBSIDIARY
                                                               Pledge Agreement

                     TITAN BROADBAND COMMUNICATIONS CORPORATION

Pledged Notes
-------------
None

Pledged Interests
-----------------
None


                                                       Pledgor's
                                                      Membership
                              Character of             Interest
Pledged Interest Issuer        Interest               Percentage
-----------------------       ------------            ----------




                              Principal Amount
Pledged Note Issuer            of Pledged Note
-------------------           -----------------




Location of Pledgor (Section 3.1.4)
-------------------

                                                                ATTACHMENT 1
                                                                to SUBSIDIARY
                                                                Pledge Agreement

                                TITAN AEROCHEM, INC.

Pledged Notes
-------------
None

Pledged Interests
-----------------
None

                                                     Pledgor's
                                                    Membership
                             Character of            Interest
Pledged Interest Issuer       Interest              Percentage
-----------------------      ------------           -----------



                               Principal Amount
Pledged Note Issuer            of Pledged Note
-------------------            ----------------




Location of Pledgor (Section 3.1.4)
-------------------

                                                            [EXECUTION COPY]



                             BORROWER SECURITY AGREEMENT


     This SECURITY AGREEMENT (as amended, supplemented, amended and restated or otherwise modified from time to time, the "SECURITY AGREEMENT"), dated as of July 29, 1998, is made by THE TITAN CORPORATION, a Delaware corporation (the "GRANTOR") in favor of THE BANK OF NOVA SCOTIA ("SCOTIABANK"), in its capacity as administrative agent (the "ADMINISTRATIVE AGENT") for each of the Secured Parties.


                                W I T N E S S E T H :

     WHEREAS, pursuant to a Credit Agreement, dated as of July 29, 1998 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "CREDIT AGREEMENT"), among the Grantor, the various financial institutions as are or may become parties thereto (the "LENDERS"), Scotiabank, as administrative agent (the "ADMINISTRATIVE AGENT") and Imperial Bank, as Documentation Agent, the Lenders and the Issuers have extended Commitments to make Credit Extensions to the Grantor;

     WHEREAS, as a condition precedent to the making of the Credit Extensions (including the initial Credit Extension) under the Credit Agreement, the Grantor is required to execute and deliver this Security Agreement;

     WHEREAS, the Grantor has duly authorized the execution, delivery and performance of this Security Agreement; and

     NOW THEREFORE, for good and valuable consideration the receipt of which is hereby acknowledged, and in order to induce the Lenders and the Issuers to make Credit Extensions (including the initial Credit Extension) to the Grantor pursuant to the Credit Agreement, the Grantor agrees, for the benefit of each Secured Party, as follows:


                                      ARTICLE I
                                     DEFINITIONS

     SECTION 1.1. CERTAIN TERMS. The following terms (whether or not underscored) when used in this Security Agreement, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

     "ADMINISTRATIVE AGENT" is defined in the PREAMBLE.

     "COLLATERAL" is defined in SECTION 2.1.

     "COLLATERAL ACCOUNT" is defined in CLAUSE (b) of SECTION 4.1.2(b).

     "COMPUTER HARDWARE AND SOFTWARE COLLATERAL" means:

          (a) all computer and other electronic data processing hardware, integrated computer systems, central processing units, memory units, display terminals, printers, features, computer elements, card readers, tape drives, hard and soft disk drives, cables, electrical supply hardware, generators, power equalizers, accessories and all peripheral devices and other related computer hardware;

          (b) all software programs (including both source code, object code and all related applications and data files), whether now owned, licensed or leased or hereafter acquired by the Grantor, designed for use on the computers and electronic data processing hardware described in CLAUSE (a) above;

          (c) all firmware associated therewith;

          (d) all documentation (including flow charts, logic diagrams, manuals, guides and specifications) with respect to such hardware, software and firmware described in the preceding CLAUSES (a) through (c); and

          (e) all rights with respect to all of the foregoing, including any and all copyrights, licenses, options, warranties, service contracts, program services, test rights, maintenance rights, support rights, improvement rights, renewal rights and indemnifications and any substitutions, replacements, additions or model conversions of any of the foregoing.

     "COPYRIGHT COLLATERAL" means all copyrights (including all copyrights for semi-conductor chip product mask works) of the Grantor, whether statutory or common law, registered or unregistered, now or hereafter in force throughout the world including all of the Grantor's right, title and interest in and to all copyrights registered in the United States Copyright Office or anywhere else in the world and also including the copyrights referred to in ITEM A of SCHEDULE IV attached hereto, and all applications for registration thereof, whether pending or in preparation, all copyright licenses, including each copyright license referred to in ITEM B of SCHEDULE IV attached hereto, the right to sue for past, present and future infringements of any thereof, all rights corresponding thereto throughout the world, all extensions and renewals of any thereof and all proceeds of the foregoing, including licenses, royalties, income, payments, claims, damages and proceeds of suit.

     "CREDIT AGREEMENT" is defined in the FIRST RECITAL.

     "EQUIPMENT" is defined in CLAUSE (a) of SECTION 2.1.

     "GRANTOR" is defined in the PREAMBLE.

     "INTELLECTUAL PROPERTY COLLATERAL" means, collectively, the Computer Hardware and Software Collateral, the Copyright Collateral, the Patent Collateral, the Trademark Collateral and the Trade Secrets Collateral.

     "INVENTORY" is defined in CLAUSE (b) of SECTION 2.1

     "LENDER" and "LENDERS" are defined in the FIRST RECITAL.

     "PATENT COLLATERAL" means:

          (a) all letters patent and applications for letters patent throughout the world, including all patent applications in preparation for filing anywhere in the world and including each patent and patent application referred to in ITEM A of SCHEDULE II attached hereto;

          (b) all reissues, divisions, continuations, continuations-in-part, extensions, renewals and reexaminations of any of the items described in CLAUSE (a);

          (c) all patent licenses, including each patent license referred to in ITEM B of SCHEDULE II attached hereto; and

          (d) all proceeds of, and rights associated with, the foregoing (including license royalties and proceeds of infringement suits), the right to sue third parties for past, present or future infringements of any patent or patent application, including any patent or patent application referred to in ITEM A of SCHEDULE II attached hereto, and for breach or enforcement of any patent license, including any patent license referred to in ITEM B of SCHEDULE II attached hereto, and all rights corresponding thereto throughout the world.

     "RECEIVABLES" is defined in CLAUSE (c) of SECTION 2.1.

     "RELATED CONTRACTS" is defined in CLAUSE (c) of SECTION 2.1.

     "SECURED OBLIGATIONS" is defined in SECTION 2.2.

     "SECURITY AGREEMENT" is defined in the PREAMBLE.

     "TERMINATION DATE" means the date on which all obligations have indefeasibly been paid in full, all Commitments have been fully terminated and all Letters of Credit have been canceled or otherwise terminated.

     "TRADEMARK COLLATERAL" means:

          (a) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, certification marks, collective marks, logos, other source of business identifiers, prints and labels on which any of the foregoing have appeared or appear, designs and general intangibles of a like nature (all of the foregoing items in this CLAUSE (a) being collectively called a "TRADEMARK"), now existing anywhere in the world or hereafter adopted or acquired, whether currently in use or not, all registrations and recordings thereof and all applications in connection therewith, whether pending or in preparation for filing, including registrations, recordings and applications in the United States Patent and Trademark Office or in any office or agency of the United States of America or any State thereof or any foreign country, including those referred to in ITEM A of SCHEDULE III attached hereto;

          (b) all Trademark licenses, including each Trademark license referred to in ITEM B of SCHEDULE III attached hereto;

          (c) all reissues, extensions or renewals of any of the items described in CLAUSES (a) and (b);

          (d) all of the goodwill of the business connected with the use of, and symbolized by the items described in, CLAUSES (a) and (b); and

          (e) all proceeds of, and rights associated with, the foregoing, including any claim by the Grantor against third parties for past, present or future infringement or dilution of any Trademark, Trademark registration or Trademark license, including any Trademark, Trademark registration or Trademark license referred to in ITEM A and ITEM B of SCHEDULE III attached hereto, or for any injury to the goodwill associated with the use of any such Trademark or for breach or enforcement of any Trademark license.

     "TRADE SECRETS COLLATERAL" means all common law and statutory trade secrets and all other confidential or proprietary or useful information and all know-how obtained by or used in or contemplated at any time for use in the business of the Grantor (all of the foregoing being collectively called a "TRADE SECRET"), whether or not such Trade Secret has been reduced to a writing or other tangible form, including all documents and things embodying, incorporating or referring in any way to such Trade Secret, all Trade Secret licenses, including each Trade Secret license referred to in SCHEDULE V attached hereto, and including the right to sue for and to enjoin and to collect damages for the actual or threatened misappropriation of any Trade Secret and for the breach or enforcement of any such Trade Secret license.

     "U.C.C." means the Uniform Commercial Code, as in effect from time to time in the State of New York.

     SECTION 1.2. CREDIT AGREEMENT DEFINITIONS. Unless otherwise defined herein or the context otherwise requires, terms used in this Security Agreement, including its preamble and recitals, have the meanings provided in the Credit Agreement.

     SECTION 1.3. U.C.C. DEFINITIONS. Unless otherwise defined herein or in the Credit Agreement or the context otherwise requires, terms for which meanings are provided in the U.C.C. are used in this Security Agreement, including its preamble and recitals, with such meanings.


                                      ARTICLE II
                                  SECURITY INTEREST

     SECTION 2.1. GRANT OF SECURITY. The Grantor hereby assigns and pledges to the Administrative Agent for its benefit and the ratable benefit of each of the Secured Parties, and hereby grants to the Administrative Agent for its benefit and the ratable benefit of each of the Secured Parties, a security interest in all of the following, whether now or hereafter existing or acquired by the Grantor (the "COLLATERAL"):

          (a) all equipment in all of its forms of the Grantor, wherever located, including all parts thereof and all accessions, additions, attachments, improvements, substitutions and replacements thereto and therefor and all accessories related thereto (any and all of the foregoing being the "EQUIPMENT");

          (b) all inventory in all of its forms of the Grantor, wherever located, including

               (i) all raw materials and work in process therefor, finished goods thereof, and materials used or consumed in the manufacture or production thereof,

               (ii) all goods in which the Grantor has an interest in mass or a joint or other interest or right of any kind (including goods in which the Grantor has an interest or right as consignee), and

               (iii) all goods which are returned to or repossessed by the Grantor, and all accessions thereto, products thereof and documents therefor (any and all such inventory, materials, goods, accessions, products and documents being the "INVENTORY");

          (c) all accounts, contracts, contract rights, chattel paper, documents, instruments, and general intangibles (including tax refunds) of the Grantor, whether or not arising out of or in connection with the sale or lease of goods or the rendering of services, and all rights of the Grantor now or hereafter existing in and to all security agreements, guaranties, leases and other contracts securing or otherwise relating to any such accounts, contracts, contract rights, chattel paper, documents, instruments, and general intangibles, excluding any rights in the foregoing items of Collateral as to which the grant of a security interest would violate a valid and enforceable restriction on such grant, unless and until any required consents have been obtained (any and all such accounts, contracts, contract rights, chattel paper, documents, instruments, and general intangibles being the "RECEIVABLES", and any and all such security agreements, guaranties, leases and other contracts being the "RELATED CONTRACTS");

          (d) all Intellectual Property Collateral of the Grantor;

          (e) all books, records, writings, data bases, information and other property relating to, used or useful in connection with, evidencing, embodying, incorporating or referring to, any of the foregoing in this
     SECTION 2.1;

          (f) all of the Grantor's other property and rights of every kind and description and interests therein; and

          (g) all products, offspring, rents, issues, profits, returns, income and proceeds of and from any and all of the foregoing Collateral (including proceeds which constitute property of the types described in CLAUSES (a),
     (b), (c), (d), (e) and (f), and, to the extent not otherwise included, all payments under insurance which the Grantor is entitled to receive (whether or not the Administrative Agent is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral).

     SECTION 2.2. SECURITY FOR OBLIGATIONS. This Security Agreement secures the payment of all Obligations of the Grantor now or hereafter existing under the Credit Agreement and each other Loan Document, whether for principal, interest, costs, fees, expenses or otherwise, with all such obligations being collectively referred to as the "SECURED OBLIGATIONS".

     SECTION 2.3. CONTINUING SECURITY INTEREST; TRANSFER OF NOTES. This Security Agreement shall create a continuing security interest in the Collateral and shall

          (a) remain in full force and effect until the Termination Date;

          (b) be binding upon the Grantor and its successors, transferees and assigns; and

          (c) inure, together with the rights and remedies of the Administrative Agent hereunder, to the benefit of the Administrative Agent and each other Secured Party.

Without limiting the generality of the foregoing CLAUSE (c), any Lender may assign or otherwise transfer (in whole or in part) any Note or Credit Extension held by it to any other Person or entity, and such other Person or entity shall thereupon become vested with all the rights and benefits in respect thereof granted to such Lender under any Loan Document (including this Security Agreement) or otherwise, subject, however, to any contrary provisions in such assignment or transfer, and to the provisions of Section 10.11 and Article IX of the Credit Agreement. Upon (i) the sale, transfer or other disposition of Collateral in accordance with the Credit Agreement or (ii) the occurrence of the Termination Date, the security interests granted herein shall automatically terminate with respect to (x) such Collateral (in the case of clause (i)) or (y) all Collateral (in the case of clause (ii)), and at such time the Administrative Agent will, at the Grantor's sole expense, execute and deliver to the Grantor (without any representations, warranties or recourse to the Administrative Agent), such documents as the Grantor shall reasonably request to evidence such termination.

     SECTION 2.4. GRANTOR REMAINS LIABLE. Anything herein to the contrary notwithstanding

          (a) the Grantor shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein, and shall perform all of its duties and obligations under such contracts and agreements to the same extent as if this Security Agreement had not been executed;

          (b) the exercise by the Administrative Agent of any of its rights hereunder shall not release the Grantor from any of its duties or obligations under any such contracts or agreements included in the Collateral; and

          (c) neither the Administrative Agent nor any other Secured Party shall have any obligation or liability under any such contracts or agreements included in the Collateral by reason of this Security Agreement, nor shall the Administrative Agent or any other Secured Party be obligated to perform any of the obligations or duties of the Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.


                                     ARTICLE III

                            REPRESENTATIONS AND WARRANTIES

     SECTION 3.1. REPRESENTATIONS AND WARRANTIES. The Grantor represents and warrants to each Secured Party as set forth in this Section.

     SECTION 3.1.1. LOCATION OF COLLATERAL, ETC. All of the Equipment, Inventory of the Grantor is located at the places specified in ITEM A, ITEM B and ITEM C, respectively, of SCHEDULE I hereto. None of the Equipment and Inventory has, within the four months preceding the date of this Security Agreement, been located at any place other than the places specified in ITEM A and ITEM B, respectively, of SCHEDULE I hereto except as set forth in a footnote thereto. The place(s) of business and chief executive office of the Grantor and the office(s) where the Grantor keeps its records concerning the Receivables, and all originals of all chattel paper which evidence Receivables, are located at the address set forth in ITEM D of SCHEDULE I hereto. The Grantor has no trade names other than those set forth in ITEM E of SCHEDULE I hereto. During the four months preceding the date hereof, the Grantor has not been known by any legal name different from the one set forth on the signature page hereto, nor has the Grantor been the subject of any merger or other corporate reorganization, except as set forth in ITEM F of SCHEDULE I hereto. If the Collateral includes any Inventory located in the State of California, the Grantor is not a "retail merchant" within the meaning of Section 9102 of the Uniform Commercial Code - Secured Transactions of the State of California. All Receivables evidenced by a promissory note or other instrument, negotiable document or chattel paper have been duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to the Administrative Agent and delivered and pledged to the Administrative Agent pursuant to SECTION 4.1.7.

     SECTION 3.1.2. OWNERSHIP, NO LIENS, ETC. The Grantor owns its Collateral free and clear of any Lien, security interest, charge or encumbrance except for the security interest created by this Security Agreement and except as permitted by the Credit Agreement. No effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office, except such as may have been filed in favor of the Administrative Agent relating to this Security Agreement or as have been filed in connection with Liens permitted pursuant to Section 7.2.3 of the Credit Agreement.

     SECTION 3.1.3. POSSESSION AND CONTROL. The Grantor has exclusive possession and control of its Equipment and Inventory.

     SECTION 3.1.4. NEGOTIABLE DOCUMENTS, INSTRUMENTS AND CHATTEL PAPER. The Grantor has, contemporaneously herewith, delivered to the Administrative Agent possession of all originals of all negotiable documents, instruments and chattel paper currently owned or held by the Grantor (duly endorsed in blank, if requested by the Administrative Agent).

     SECTION 3.1.5. INTELLECTUAL PROPERTY COLLATERAL. With respect to any Intellectual Property Collateral the loss, impairment or infringement of which might have a Material Adverse Effect:

          (a) such Intellectual Property Collateral is subsisting and has not been adjudged invalid or unenforceable, in whole or in part;

          (b) such Intellectual Property Collateral is valid and enforceable;

          (c) the Grantor has made all necessary filings and recordations to protect its interest in such Intellectual Property Collateral, including recordations of all of its interests in the Patent Collateral and Trademark Collateral in the United States Patent and Trademark Office and in corresponding offices throughout the world and its claims to the Copyright Collateral in the United States Copyright Office and in corresponding offices throughout the world;

          (d) other than as previously disclosed to the Administrative Agent, the Grantor is the exclusive owner of the entire and unencumbered right, title and interest in and to such Intellectual Property Collateral and no claim has been made that the use of such Intellectual Property Collateral does or may violate the asserted rights of any third party; and

          (e) the Grantor has performed and will continue to perform all acts and has paid and will continue to pay all required fees and taxes to maintain each and every item of Intellectual Property Collateral in full force and effect throughout the world, as applicable.

The Grantor owns directly or is entitled to use by license or otherwise, all patents, Trademarks, Trade Secrets, copyrights, mask works, licenses, technology, know-how, processes and rights with respect to any of the foregoing used in, necessary for or of importance to the conduct of the Grantor's business.

     SECTION 3.1.6. VALIDITY, ETC. This Security Agreement creates a valid security interest in the Collateral, securing the payment of the Secured Obligations, and all filings and other actions necessary or desirable to perfect and protect such security interest have been duly taken.

     SECTION 3.1.7. AUTHORIZATION, APPROVAL, ETC. Except as have been obtained or made and are in full force and effect, no authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required either

          (a) for the grant by the Grantor of the security interest granted hereby or for the execution, delivery and performance of this Security Agreement by the Grantor; or

          (b) for the perfection of or the exercise by the Administrative Agent of its rights and remedies hereunder.

     SECTION 3.1.8. COMPLIANCE WITH LAWS. The Grantor is in compliance with the requirements of all applicable laws (including the provisions of the Fair Labor Standards Act), rules, regulations and orders of every governmental authority, the non-compliance with which might have a Material Adverse Effect or which might materially adversely affect the value of the Collateral or the worth of the Collateral as collateral security.


                                      ARTICLE IV

                                      COVENANTS

     SECTION 4.1. CERTAIN COVENANTS. The Grantor covenants and agrees that until the Termination Date has occurred, the Grantor will perform, comply with and be bound by the obligations set forth in this Article.

     SECTION 4.1.1. AS TO EQUIPMENT AND INVENTORY. The Grantor hereby agrees that it shall

          (a) keep all the Equipment and Inventory (other than Inventory sold in the ordinary course of business, or except as otherwise provided in the Credit Agreement or any of the other Loan Documents) at the places therefor specified in SECTION 3.1.1 or, upon 30 days' prior written notice to the Administrative Agent, at such other places in a jurisdiction where all representations and warranties set forth in ARTICLE III shall be true and correct, and all action required pursuant to the FIRST SENTENCE of SECTION
     4.1.7 shall have been taken with respect to the Equipment and Inventory (collectively, "SPECIFIED LOCATIONS"); PROVIDED, HOWEVER, that the Grantor may move and/or maintain certain items of Equipment at locations other than at Specified Locations so long as the value of Collateral of this type of the Grantor and similar Collateral (as defined in the Subsidiary Security Agreement) of the Restricted Subsidiaries, shall not exceed $2,000,000 at any time;

          (b) cause the Equipment to be maintained and preserved in the same condition, repair and working order as when new, ordinary wear and tear excepted, and in accordance with any manufacturer's manual or good business practice; and forthwith, or in the case of any loss or damage to any of the Equipment, as quickly as practicable after the occurrence thereof, make or cause to be made all repairs, replacements, and other improvements in connection therewith which are necessary or desirable to such end; and promptly furnish to the Administrative Agent a statement respecting any material loss or damage to any of the Equipment; and

          (c) pay promptly when due all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including claims for labor, materials and supplies) against, the Equipment and Inventory, except to the extent the validity thereof is being contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP have been set aside.

     SECTION 4.1.2.  AS TO RECEIVABLES AND RELATED CONTRACTS.

          (a) The Grantor shall keep its place(s) of business and chief executive office and the office(s) where it keeps its records concerning the Receivables, and all originals of all chattel paper which evidences Receivables, located at the address(es) set forth in ITEM D of SCHEDULE I hereto, or, upon 30 days' prior written notice to the Administrative Agent, at such other locations in a jurisdiction where all actions required by the first sentence of SECTION 4.1.7 shall have been taken with respect to the Receivables; not change its name except upon 30 days' prior written notice to the Administrative Agent; hold and preserve such records and chattel paper; and permit representatives of the Administrative Agent at any time during normal business hours to inspect (upon reasonable prior written notice so long as no Event of Default shall have occurred or be continuing) and make abstracts from such records and chattel paper. In addition, the Grantor shall give the Administrative Agent a supplement to SCHEDULE I hereto on each date a Compliance Certificate is required to be delivered to the Administrative Agent under the Credit Agreement, which shall set forth any changes to the information set forth in SECTION 3.1.1.

          (b) Upon written notice by the Administrative Agent to the Grantor pursuant to this clause, all proceeds of Collateral received by the Grantor shall be delivered in kind to the Administrative Agent for deposit to a deposit account (the "COLLATERAL ACCOUNT") of the Grantor maintained with the Administrative Agent, and the Grantor shall not commingle any such proceeds, and shall hold separate and apart from all other property, all such proceeds in express trust for the benefit of the Administrative Agent until delivery thereof is made to the Administrative Agent. The Administrative Agent will not give the notice referred to in the preceding sentence unless there shall have occurred and be continuing a Default of the nature set forth in Section 8.1.9 of the Credit Agreement or an Event of Default.

          (c) The Administrative Agent shall have the right to apply any amount in the Collateral Account to the payment of any Secured Obligations which are due and payable or payable upon demand, or to the payment of any Secured Obligations at any time that an Event of Default shall exist.

          (d) The Grantor shall not cause the aggregate value of Receivables or Related Contracts or rights thereunder and the value of similar Receivables and Related

     Contracts (as defined in the Subsidiary Security Agreement) as to which a Lien in favor of the Administrative Agent cannot be granted hereunder pursuant to CLAUSE (c) of SECTION 2.1, or pursuant to the Subsidiary Security Agreement, to exceed $2,000,000 at any time.

     SECTION 4.1.3.  AS TO COLLATERAL.

          (a) Until the occurrence and continuance of a Default of the nature set forth in Section 8.1.9 of the Credit Agreement or an Event of Default, and such time as the Administrative Agent shall notify the Grantor of the revocation of such power and authority the Grantor (i) may in the ordinary course of its business (except as otherwise permitted under the Credit Agreement), at its own expense, sell, lease or furnish under the contracts of service any of the Inventory normally held by the Grantor for such purpose, and use and consume, in the ordinary course of its business (except as otherwise permitted under the Credit Agreement), any raw materials, work in process or materials normally held by the Grantor for such purpose, (ii) will, at its own expense, endeavor to collect, as and when due, all amounts due with respect to any of the Collateral, including the taking of such action with respect to such collection as the Administrative Agent may reasonably request following the occurrence of a Default of the nature set forth in Section 8.1.9 of the Credit Agreement or an Event of Default or, in the absence of such request, as the Grantor may deem advisable, and (iii) may grant, in the ordinary course of business (except as otherwise permitted under the Credit Agreement), to any party obligated on any of the Collateral, any rebate, refund or allowance to which such party may be lawfully entitled, and may accept, in connection therewith, the return of goods, the sale or lease of which shall have given rise to such Collateral. The Administrative Agent, however, may, at any time following a Default of the nature set forth in Section 8.1.9 of the Credit Agreement or an Event of Default, whether before or after any revocation of such power and authority or the maturity of any of the Secured Obligations, notify any parties obligated on any of the Collateral to make payment to the Administrative Agent of any amounts due or to become due thereunder and enforce collection of any of the Collateral by suit or otherwise and surrender, release, or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any indebtedness thereunder or evidenced thereby.
     Upon request of the Administrative Agent following a Default of the nature set forth in Section 8.1.9 of the Credit Agreement or an Event of Default, the Grantor will, at its own expense, notify any parties obligated on any of the Collateral to make payment to the Administrative Agent of any amounts due or to become due thereunder.

          (b) The Administrative Agent is authorized to endorse, in the name of the Grantor, any item, howsoever received by the Administrative Agent, representing any payment on or other proceeds of any of the Collateral.

     SECTION 4.1.4. AS TO INTELLECTUAL PROPERTY COLLATERAL. The Grantor covenants and agrees to comply with the following provisions as such provisions relate to any Intellectual Property Collateral of the Grantor that:

          (a) The Grantor shall not, unless the Grantor shall either (i) reasonably and in good faith determine (and notice of such determination shall have been delivered to the Administrative Agent) that any of the Patent Collateral is of negligible economic value to the Grantor, or (ii) have a valid business purpose to do otherwise, do any act, or omit to do any act, whereby any of the Patent Collateral may lapse or become abandoned or dedicated to the public or unenforceable.

          (b) The Grantor shall not, and the Grantor shall not permit any of its licensees to, unless the Grantor shall either (i) reasonably and in good faith determine (and notice of such determination shall have been delivered to the Administrative Agent) that any of the Trademark Collateral is of negligible economic value to the Grantor, or (ii) have a valid business purpose to do otherwise,

               (i) fail to continue to use any of the Trademark Collateral in order to maintain all of the Trademark Collateral in full force free from any claim of abandonment for non-use,

               (ii) fail to maintain as in the past the quality of products and services offered under all of the Trademark Collateral,

               (iii) fail to employ all of the Trademark Collateral registered with any Federal or state or foreign authority with an appropriate notice of such registration,

               (iv) adopt or use any other Trademark which is confusingly similar or a colorable imitation of any of the Trademark Collateral,

               (v) use any of the Trademark Collateral registered with any Federal or state or foreign authority except for the uses for which registration or application for registration of all of the Trademark Collateral has been made, and

               (vi) do or permit any act or knowingly omit to do any act whereby any of the Trademark Collateral may lapse or become invalid or unenforceable.

          (c) The Grantor shall not, unless the Grantor shall either

               (i) reasonably and in good faith determine (and notice of such determination shall have been delivered to the Administrative Agent) that any of the Copyright Collateral or any of the Trade Secrets Collateral is of negligible economic value to the Grantor, or

               (ii) have a valid business purpose to do otherwise, do or permit any act or knowingly omit to do any act whereby any of the Copyright Collateral or any of the Trade Secrets Collateral may lapse or become invalid or unenforceable or placed in the public domain except upon expiration of the end of an unrenewable term of a registration thereof.

          (d) The Grantor shall notify the Administrative Agent immediately if it knows, or has reason to know, that any application or registration relating to any material item of the Intellectual Property Collateral may become abandoned or dedicated to the public or placed in the public domain or invalid or unenforceable, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any foreign counterpart thereof or any court) regarding the Grantor's ownership of any of the Intellectual Property Collateral, its right to register the same or to keep and maintain and enforce the same.

          (e) In no event shall the Grantor or any of its agents, employees, designees or licensees file an application for the registration of any Intellectual Property Collateral with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, unless it promptly upon such filing informs the Administrative Agent, and upon request of the Administrative Agent, executes and delivers any and all agreements, instruments, documents and papers as the Administrative Agent may reasonably request to evidence the Administrative Agent's security interest in such Intellectual Property Collateral and the goodwill and general intangibles of the Grantor relating thereto or represented thereby.

          (f) The Grantor shall take all necessary steps, including in any proceeding before the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, to maintain and pursue any application (and to obtain the relevant registration) filed with respect to, and to maintain any registration of, the Intellectual Property Collateral, including the filing of applications for renewal, affidavits of use, affidavits of incontestability and opposition, interference and cancellation proceedings and the payment of fees and taxes (except to the extent that dedication, abandonment or invalidation is permitted under the foregoing CLAUSES (a), (b) and (c)).

          (g) The Grantor shall, contemporaneously herewith, execute and deliver to the Administrative Agent a Patent Security Agreement, a Trademark Security Agreement and a Copyright Security Agreement in the forms of EXHIBIT A, EXHIBIT B and

     EXHIBIT C hereto, respectively, and shall execute and deliver to the Administrative Agent any other document required to acknowledge or register or perfect the Administrative Agent's interest in any part of the Intellectual Property Collateral.

     SECTION 4.1.5. INSURANCE. The Grantor will maintain or cause to be maintained with responsible insurance companies insurance with respect to its business and properties (including the Equipment and Inventory) against such casualties and contingencies and of such types and in such amounts as is required pursuant to the Credit Agreement and will, upon the request of the Administrative Agent, furnish a certificate of a reputable insurance broker setting forth the nature and extent of all insurance maintained by the Grantor in accordance with this Section. Without limiting the foregoing, the Grantor further agrees as follows:

          (a) Each policy for property insurance shall show the Administrative Agent as loss payee.

          (b) Each policy for liability insurance shall show the Administrative Agent as an additional insured.

          (c) Each insurance policy shall provide that at least 30 days' prior written notice of cancellation or of lapse shall be given to the Administrative Agent by the insured (or at least 10 days' prior written notice of cancellation shall be given with respect to failure to pay the premium).

          (d) The Grantor shall, if so requested by the Administrative Agent, deliver to the Administrative Agent a copy of each insurance policy.

     SECTION 4.1.6.  TRANSFERS AND OTHER LIENS.  The Grantor shall not:

          (a) sell, assign (by operation of law or otherwise) or otherwise dispose of any of the Collateral, except as permitted by the Credit Agreement; or

          (b) create or suffer to exist any Lien or other charge or encumbrance upon or with respect to any of the Collateral to secure Indebtedness of any Person or entity, except for the security interest created by this Security Agreement and except as permitted by the Credit Agreement.

     SECTION 4.1.7. FURTHER ASSURANCES, ETC. The Grantor agrees that, from time to time at its own expense, it will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable (provided that it is reasonable), or that the Administrative Agent may reasonably request, in order to perfect, preserve and protect any security interest granted or purported to be granted hereby or to enable the Administrative Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, the Grantor will

          (a) mark conspicuously each document (evidencing title) included in the Inventory, each chattel paper included in the Receivables and each Related Contract and, at the request of the Administrative Agent, upon the occurrence and during the continuance of an Event of Default each of its records pertaining to the Collateral with a legend, in form and substance satisfactory to the Administrative Agent, indicating that such document, chattel paper, Related Contract or Collateral is subject to the security interest granted hereby;

          (b) if any Receivable shall be evidenced by a promissory note or other instrument, negotiable document or chattel paper, deliver and pledge to the Administrative Agent hereunder such promissory note, instrument, negotiable document or chattel paper duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to the Administrative Agent;

          (c) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices [(including any assignment of claim form under or pursuant to the federal assignment of claims statute, 31 U.S.C. Section 3726, any successor or amended version thereof or any regulation promulgated under or pursuant to any version thereof)], as may be necessary or desirable (provided that it is reasonable), or as the Administrative Agent may reasonably request, in order to perfect and preserve the security interests and other rights granted or purported to be granted to the Administrative Agent hereby; and

          (d) furnish to the Administrative Agent, from time to time at the Administrative Agent's request, statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Administrative Agent may reasonably request, all in reasonable detail.

With respect to the foregoing and the grant of the security interest hereunder, the Grantor hereby authorizes the Administrative Agent to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of the Grantor where permitted by law. A carbon, photographic or other reproduction of this Security Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.


                                      ARTICLE V

                               THE ADMINISTRATIVE AGENT

     SECTION 5.1. ADMINISTRATIVE AGENT APPOINTED ATTORNEY-IN-FACT. The Grantor hereby irrevocably appoints the Administrative Agent the Grantor's attorney-in-fact, with full authority in the place and stead of the Grantor and in the name of the Grantor or otherwise, from time to time in the Administrative Agent's discretion, following the occurrence and continuation of a Default of the nature set forth in Section 8.1.9 of the Credit Agreement or an Event of Default, to take any action and to execute any instrument which the Administrative Agent may deem necessary or advisable to accomplish the purposes of this Security Agreement, including:

          (a) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

          (b) to receive, endorse, and collect any drafts or other instruments, documents and chattel paper, in connection with CLAUSE (a) above;

          (c) to file any claims or take any action or institute any proceedings which the Administrative Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Administrative Agent with respect to any of the Collateral; and

          (d) to perform the affirmative obligations of the Grantor hereunder (including all obligations of the Grantor pursuant to SECTION 4.1.7).

The Grantor hereby acknowledges, consents and agrees that the power of attorney granted pursuant to this Section is irrevocable and coupled with an interest.

     SECTION 5.2. ADMINISTRATIVE AGENT MAY PERFORM. If any Grantor fails to perform any agreement contained herein, the Administrative Agent may itself perform, or cause performance of, such agreement, and the expenses of the Administrative Agent incurred in connection therewith shall be payable by the Grantor pursuant to SECTION 6.2.

     SECTION 5.3. ADMINISTRATIVE AGENT HAS NO DUTY. In addition to, and not in limitation of, SECTION 2.4, the powers conferred on the Administrative Agent hereunder are solely to protect its interest (on behalf of the Secured Parties) in the Collateral and shall not impose any duty on it to exercise any such powers. Except for reasonable care of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Administrative Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

     SECTION 5.4. REASONABLE CARE. The Administrative Agent is required to exercise reasonable care in the custody and preservation of any of the Collateral in its possession;

PROVIDED, HOWEVER, the Administrative Agent shall be deemed to have exercised reasonable care in the custody and preservation of any of the Collateral, if it takes such action for that purpose as any Grantor reasonably requests in writing at times other than upon the occurrence and during the continuance of any Event of Default, but failure of the Administrative Agent to comply with any such request at any time shall not in itself be deemed a failure to exercise reasonable care.

                                      ARTICLE VI

                                       REMEDIES

     SECTION 6.1. CERTAIN REMEDIES. If any Event of Default shall have occurred and be continuing:

          (a) The Administrative Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the U.C.C. (whether or not the U.C.C. applies to the affected Collateral) and also may

               (i) require the Grantor to, and the Grantor hereby agrees that it will, at its expense and upon request of the Administrative Agent forthwith, assemble all or part of the Collateral as directed by the Administrative Agent and make it available to the Administrative Agent at a place to be designated by the Administrative Agent which is reasonably convenient to both parties, and

               (ii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Administrative Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Administrative Agent may deem commercially reasonable. The Grantor agrees that, to the extent notice of sale shall be required by law, at least ten days' prior notice to the Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Administrative Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Administrative Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

          (b) All cash proceeds received by the Administrative Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Administrative Agent, be held by the Administrative Agent as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to the Administrative Agent pursuant to SECTION 6.2) in whole or in part by the Administrative Agent for the ratable benefit of the Secured Parties against, all or any part of the Secured Obligations in such order as the Administrative Agent shall elect. Any surplus of such cash or cash proceeds held by the Administrative Agent and remaining after payment in full in cash of all the Secured Obligations shall be paid over to the applicable Grantor or to whomsoever may be lawfully entitled to receive such surplus.

     SECTION 6.2.  INDEMNITY AND EXPENSES.

          (a) The Grantor agrees to indemnify the Administrative Agent from and against any and all claims, losses and liabilities arising out of or resulting from this Security Agreement (including enforcement of this Security Agreement), except claims, losses or liabilities resulting from the Administrative Agent's gross negligence or wilful misconduct.

          (b) The Grantor will upon demand pay to the Administrative Agent the amount of any and all reasonable expenses, including the reasonable fees and disbursements of its counsel and of any experts and agents, which the Administrative Agent may incur in connection with

               (i)   the administration of this Security Agreement,

               (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Collateral, and

               (iii) the exercise or enforcement of any of the rights of the Administrative Agent or the Secured Parties hereunder, or (iv) the failure by any Grantor to perform or observe any of the provisions hereof.


                                     ARTICLE VII

                               MISCELLANEOUS PROVISIONS

     SECTION 7.1. LOAN DOCUMENT. This Security Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof including Article X thereof.

     SECTION 7.2. AMENDMENTS; ETC. No amendment to or waiver of any provision of this Security Agreement nor consent to any departure by any Grantor here from, shall in any event be effective unless the same shall be in writing and signed by the Administrative Agent (on behalf of the Lenders or the Required Lenders, as the case may be), and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     SECTION 7.3. NOTICES. All notices and other communications provided for hereunder shall be in writing (including facsimile communication) and, if to any Grantor, mailed or telecopied or delivered to it, addressed to it at the address specified in the Credit Agreement, if to either Administrative Agent, mailed or telecopied or delivered to it, addressed to it at the address of such Administrative Agent specified in the Credit Agreement. All such notices and other communications, when mailed and properly addressed with postage prepaid or if properly addressed and sent by pre-paid courier service, shall be deemed given when received; any such notice or communication, if transmitted by telecopier, shall be deemed given when transmitted and electronically confirmed.

     SECTION 7.4. CAPTIONS. Section captions used in this Security Agreement are for convenience of reference only, and shall not affect the construction of this Security Agreement.

     SECTION 7.5. SEVERABILITY. Wherever possible each provision of this Security Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Security Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Security Agreement.

     SECTION 7.6. COUNTERPARTS. This Security Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed an original and all of which shall constitute together but one and the same agreement.

     SECTION 7.7. GOVERNING LAW, ENTIRE AGREEMENT, ETC. THIS SECURITY AGREEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK.
THIS SECURITY AGREEMENT AND THE OTHER LOAN DOCUMENTS CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.

          IN WITNESS WHEREOF, the Grantor has caused this Security Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.


                                       THE TITAN CORPORATION


                                       By
                                         -------------------------------------
                                         Name:
                                         Title:



                                       THE BANK OF NOVA SCOTIA, as
                                         Administrative Agent

                                       By
                                         -------------------------------------
                                         Name:
                                         Title:

                                                                    SCHEDULE I
                                                         to Security Agreement


Item A.  Location of Equipment
         ---------------------

                              Description                 Location
                              -----------                 --------
1.

2.

3.

Item B.  Location of Inventory
         ---------------------

                              Description                 Location
                              -----------                 --------
1.

2.

3.

Item C.  Location of Lock Boxes
         ----------------------

                                           Contact
         Bank Name And Address         Account Number         Person
         ---------------------         --------------         ------
1.

2.

3.

Item D.  Place(s) of Business And Chief Executive Office
         -----------------------------------------------

Item E.  Trade Names
         -----------

Item F.  Merger or Other Corporate Reorganization
         ----------------------------------------

                                                                     SCHEDULE II
                                                           to Security Agreement



Item A.  Patents
         -------

                                    Issued Patents
                                    --------------

*Country           Patent No.       Issue Date       Inventor(s) Title
--------           ----------       ----------       -----------------



                             Pending Patent Applications
                             ---------------------------

*Country           Serial No.       Filing Date      Inventor(s) Title
--------           ----------       -----------      -----------------



                          Patent Applications in Preparation
                          ----------------------------------

                                     Expected
*Country           Docket No.       Filing Date      Inventor(s) Title
--------           ----------       -----------      -----------------




Item B.  Patent Licenses
         ---------------

*Country or                               Effective    Expiration     Subject
Territory         Licensor    Licensee       Date         Date         Matter
-----------       --------    --------    ---------    ----------     -------



-------------------
(*)   List Items Related to the United States First for Ease of
      Recordation.  List Items Related to Other Countries Next,
      Grouped by Country and in Alphabetical Order by Country
      Name.

                                                                    SCHEDULE III
                                                           to Security Agreement



Item A.  Trademarks
         ----------

                                        Registered Trademarks
                                        ---------------------

(*)Country      Trademark       Registration No.       Registration Date
----------      ---------       ----------------       -----------------



                            Pending Trademark Applications
                            ------------------------------

*Country      Trademark          Serial No.          Filing Date
--------      ---------          ----------          -----------



                        Trademark Applications in Preparation
                        -------------------------------------

                                                                   Expected       Products/
*Country      Trademark       Docket No.       Filing Date    Services
--------      ---------       ----------       -----------    --------




Item B.  Trademark Licenses
         ------------------


*Country or                                        Effective    Expiration
 Territory     Trademark    Licensor    Licensee     Date          Date
-----------    ---------    --------    --------   ---------    ----------



-------------------
(*)*  List Items Related to the United States First for Ease of
      Recordation.  List Items Related to Other Countries Next,
      Grouped by Country and in Alphabetical Order by Country
      Name.

                                                                     SCHEDULE IV
                                                           to Security Agreement



Item A.  Copyrights/Mask Works
         ---------------------

                           Registered Copyrights/Mask Works
                           --------------------------------

*Country     Registration No.    Registration Date   Author(s)      Title
--------     ---------------     -----------------   ---------      ------



                Copyright/Mask Work Pending Registration Applications
                -----------------------------------------------------

*Country        Serial No.       Filing Date      Author(s)        Title
--------        ----------       -----------      ---------        -----



             Copyright/Mask Work Registration Applications in Preparation
             ------------------------------------------------------------

                               Expected
*Country     Docket No.      Filing Date       Author(s)         Title
--------     ----------      -----------       ---------         -----



Item B.  Copyright/Mask Work Licenses
         ----------------------------


*Country or                             Effective    Expiration    Subject
 Territory     Licensor     Licensee      Date         Date        Matter
-----------    --------     --------    ---------    ----------    -------



-------------------
* List items related to the United States first for ease of recordation. List items related to other countries next, grouped by country and in alphabetical order by country name.

                                                                      SCHEDULE V
                                                           to Security Agreement

                          Trade Secret or Know-How Licenses
                          ---------------------------------

*Country or                              Effective    Expiration     Subject
Territory       Licensor     Licensee       Date         Date        Matter
-----------     --------     --------    ---------    ----------     -------


















-------------------
* List items related to the United States first for ease of recordation. List items related to other countries next, grouped by country and in alphabetical order by country name.

                                                                       EXHIBIT A
                                                           to Security Agreement


                              PATENT SECURITY AGREEMENT

     This PATENT SECURITY AGREEMENT (this "AGREEMENT"), dated as of July 29, 1998, is made between THE TITAN CORPORATION, a Delaware corporation (the "GRANTOR"), and THE BANK OF NOVA SCOTIA ("SCOTIABANK"), in its capacity as Administrative Agent (the "ADMINISTRATIVE AGENT") for each of the Secured Parties;


                                W I T N E S S E T H :

     WHEREAS, pursuant to a Credit Agreement, dated as of July 29, 1998 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "CREDIT AGREEMENT"), among the Grantor, the various financial institutions as are or may become parties thereto (the "LENDERS"), Scotiabank, as Administrative Agent for the Lenders (the "ADMINISTRATIVE AGENT") and Imperial Bank, as Documentation Agent, the Lenders and the Issuers have extended Commitments to make Credit Extensions to the Grantor;

     WHEREAS, in connection with the Credit Agreement, the Grantor has executed and delivered a Borrower Security Agreement, dated as of July 29, 1998 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "SECURITY AGREEMENT";

     WHEREAS, as a condition precedent to the making of the Credit Extensions (including the initial Credit Extension) under the Credit Agreement, the Grantor is required to execute and deliver this Security Agreement; and

     WHEREAS, the Grantor has duly authorized the execution, delivery and performance of this Security Agreement;

     NOW THEREFORE, for good and valuable consideration the receipt of which is hereby acknowledged, and in order to induce the Lenders and the Issuers to make Credit Extensions (including the initial Credit Extension) to the Grantor pursuant to the Credit Agreement, the Grantor agrees, for the benefit of each Secured Party, as follows.

     SECTION 1. DEFINITIONS. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided (or incorporated by reference) in the Security Agreement.

     SECTION 2. GRANT OF SECURITY INTEREST. For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, to secure all of the Secured Obligations, the Grantor does hereby mortgage, pledge and hypothecate to the Administrative Agent, and grant to the Administrative Agent a security interest in, for its benefit and the benefit of each Secured Party, all of the following property (the "PATENT COLLATERAL"), whether now owned or hereafter acquired or existing by it:

          (a) all letters patent and applications for letters patent throughout the world, including all patent applications in preparation for filing anywhere in the world and including each patent and patent application referred to in ITEM A of ATTACHMENT 1 attached hereto;

          (b) all reissues, divisions, continuations, continuations-in-part, extensions, renewals and reexaminations of any of the items described in CLAUSE (a);

          (c) all patent licenses, including each patent license referred to in ITEM B of ATTACHMENT 1 attached hereto; and

          (d) all proceeds of, and rights associated with, the foregoing (including license royalties and proceeds of infringement suits), the right to sue third parties for past, present or future infringements of any patent or patent application, including any patent or patent application referred to in ITEM A of ATTACHMENT 1 attached hereto, and for breach or enforcement of any patent license, including any patent license referred to in ITEM B of ATTACHMENT 1 attached hereto, and all rights corresponding thereto throughout the world.

     SECTION 3. SECURITY AGREEMENT. This Agreement has been executed and delivered by the Grantor for the purpose of registering the security interest of the Administrative Agent in the Patent Collateral with the United States Patent and Trademark Office and corresponding offices in other countries of the world. The security interest granted hereby has been granted as a supplement to, and not in limitation of, the security interest granted to the Administrative Agent for its benefit and the benefit of each Secured Party under the Security Agreement. The Security Agreement (and all rights and remedies of the Administrative Agent and each Secured Party thereunder) shall remain in full force and effect in accordance with its terms.

     SECTION 4. RELEASE OF SECURITY INTEREST. Upon the Termination Date, the Administrative Agent shall, at the Grantor's expense, execute and deliver to the Grantor all instruments and other documents as may be necessary or proper to release the lien on and security interest in the Patent Collateral which has been granted hereunder.

     SECTION 5. ACKNOWLEDGMENT. The Grantor does hereby further acknowledge and affirm that the rights and remedies of the Administrative Agent with respect to the security interest in the Patent Collateral granted hereby are more fully set forth in the Security

Agreement, the terms and provisions of which (including the remedies provided for therein) are incorporated by reference herein as if fully set forth herein.

     SECTION 6. LOAN DOCUMENT, ETC. This Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions of the Credit Agreement.

     SECTION 7. COUNTERPARTS. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.

                                       THE TITAN CORPORATION


                                       By
                                         ------------------------------------
                                         Name:
                                         Title:



                                       THE BANK OF NOVA SCOTIA, as
                                         Administrative Agent


                                       By
                                         ------------------------------------
                                         Name:
                                         Title:

                                                                    ATTACHMENT 1
                                                    to Patent Security Agreement


Item A.  Patents
         -------

                                    Issued Patents
                                    --------------

(*)Country         Patent No.        Issue Date        Inventor(s) Title
----------         ----------        ----------        -----------------



                             Pending Patent Applications
                             ---------------------------

*Country           Serial No.        Filing Date       Inventor(s) Title
--------           ----------        -----------       -----------------



                          Patent Applications in Preparation
                          ----------------------------------

                                      Expected
*Country           Docket No.        Filing Date       Inventor(s) Title
--------           ----------        -----------       -----------------




Item B.  Patent Licenses
         ---------------


*Country or                                  Effective    Expiration     Subject
Territory         Licensor      Licensee       Date          Date        Matter
-----------       --------      --------     ---------    ----------     -------



------------------
* List items related to the United States first for ease of recordation. List items related to other countries next, grouped by country and in alphabetical order by country name.

                                                                       EXHIBIT B
                                                           to Security Agreement


                             TRADEMARK SECURITY AGREEMENT

     This TRADEMARK SECURITY AGREEMENT (this "AGREEMENT"), dated as of July 29, 1998, is made between THE TITAN CORPORATION, a Delaware corporation (the "GRANTOR"), and THE BANK OF NOVA SCOTIA ("Scotiabank"), as Administrative Agent (the "ADMINISTRATIVE AGENT") for each of the Secured Parties;


                                W I T N E S S E T H :

     WHEREAS, pursuant to a Credit Agreement, dated as of July 29, 1998 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "CREDIT AGREEMENT"), among the Grantor, the various financial institutions as are or may become parties thereto (the "LENDERS"), Scotiabank, as Administrative Agent for the Lenders (the "ADMINISTRATIVE AGENT") and Imperial Bank, as Documentation Agent, the Lenders have extended Commitments to make Credit Extensions to the Grantor;

     WHEREAS, in connection with the Credit Agreement, the Grantor has executed and delivered a Borrower Security Agreement, dated as of July 29, 1998 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "SECURITY AGREEMENT";

     WHEREAS, as a condition precedent to the making of the Credit Extensions (including the initial Credit Extension) under the Credit Agreement, the Grantor is required to execute and deliver this Security Agreement; and

     WHEREAS, the Grantor has duly authorized the execution, delivery and performance of this Security Agreement;

     NOW THEREFORE, for good and valuable consideration the receipt of which is hereby acknowledged, and in order to induce the Lenders and the Issuers to make Credit Extensions (including the initial Credit Extension) to the Grantor pursuant to the Credit Agreement, the Grantor agrees, for the benefit of each Secured Party, as follows.

     SECTION 1. DEFINITIONS. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided (or incorporated by reference) in the Security Agreement.

     SECTION 2. GRANT OF SECURITY INTEREST. For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, to secure all of the Secured Obligations, the Grantor does hereby mortgage, pledge and hypothecate to the Administrative Agent, and grant to the Administrative Agent a security interest in, for its benefit and the benefit of each Secured Party, all of the following property (the "TRADEMARK COLLATERAL"), whether now owned or hereafter acquired or existing by it:

          (a) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, certification marks, collective marks, logos, other source of business identifiers, prints and labels on which any of the foregoing have appeared or appear, designs and general intangibles of a like nature (all of the foregoing items in this CLAUSE (a) being collectively called a "TRADEMARK"), now existing anywhere in the world or hereafter adopted or acquired, whether currently in use or not, all registrations and recordings thereof and all applications in connection therewith, whether pending or in preparation for filing, including registrations, recordings and applications in the United States Patent and Trademark Office or in any office or agency of the United States of America or any State thereof or any foreign country, including those referred to in ITEM A of ATTACHMENT 1 attached hereto;

          (b) all Trademark licenses, including each Trademark license referred to in ITEM B of ATTACHMENT 1 attached hereto;

          (c) all reissues, extensions or renewals of any of the items described in CLAUSES (a) and (b);

          (d) all of the goodwill of the business connected with the use of, and symbolized by the items described in, CLAUSES (a) and (b); and

          (e) all proceeds of, and rights associated with, the foregoing, including any claim by the Grantor against third parties for past, present or future infringement or dilution of any Trademark, Trademark registration or Trademark license, including any Trademark, Trademark registration or Trademark license referred to in ITEM A and ITEM B of ATTACHMENT 1 attached hereto, or for any injury to the goodwill associated with the use of any such Trademark or for breach or enforcement of any Trademark license.

     SECTION 3. SECURITY AGREEMENT. This Agreement has been executed and delivered by the Grantor for the purpose of registering the security interest of the Administrative Agent in the Trademark Collateral with the United States Patent and Trademark Office and corresponding offices in other countries of the world. The security interest granted hereby has been granted as a supplement to, and not in limitation of, the security interest granted to the Administrative Agent for its benefit and the benefit of each Secured Party under the Security

Agreement. The Security Agreement (and all rights and remedies of the Administrative Agent and each Secured Party thereunder) shall remain in full force and effect in accordance with its terms.

     SECTION 4. RELEASE OF SECURITY INTEREST. Upon the Termination Date, the Administrative Agent shall, at the Grantor's expense, execute and deliver to the Grantor all instruments and other documents as may be necessary or proper to release the lien on and security interest in the Trademark Collateral which has been granted hereunder.

     SECTION 5. ACKNOWLEDGMENT. The Grantor does hereby further acknowledge and affirm that the rights and remedies of the Administrative Agent with respect to the security interest in the Trademark Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which (including the remedies provided for therein) are incorporated by reference herein as if fully set forth herein.

     SECTION 6. LOAN DOCUMENT, ETC. This Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions of the Credit Agreement.

     SECTION 7. COUNTERPARTS. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.

                                       THE TITAN CORPORATION


                                       By
                                         ------------------------------------
                                         Name:
                                         Title:



                                       THE BANK OF NOVA SCOTIA, as
                                         Administrative Agent


                                       By
                                         ------------------------------------
                                         Name:
                                         Title:

                                                                    ATTACHMENT 1
                                                                    to Trademark
                                                              Security Agreement


Item A.  Trademarks
         ----------

                                Registered Trademarks
                                ---------------------

*Country      Trademark     Registration No.       Registration Date
--------      ---------     ----------------       -----------------



                            Pending Trademark Applications
                            ------------------------------

*Country      Trademark          Serial No.          Filing Date
--------      ---------          ----------          -----------



                        Trademark Applications in Preparation
                        -------------------------------------

                                                                  Expected        Products/
*Country      Trademark       Docket No.       Filing Date     Services
--------      ---------       ----------       -----------     --------




Item B.  Trademark Licenses
         ------------------

*Country or                                              Effective     Expiration
Territory        Trademark      Licensor    Licensee       Date           Date
-----------      ---------      --------    --------     ---------     ----------



-------------------
* List items related to the United States first for ease of recordation. List items related to other countries next, grouped by country and in alphabetical order by country name.

                                                                       EXHIBIT C
                                                           to Security Agreement


                             COPYRIGHT SECURITY AGREEMENT

     This COPYRIGHT SECURITY AGREEMENT (this "AGREEMENT"), dated as of July 29, 1998, is made between THE TITAN CORPORATION, a Delaware corporation (the "GRANTOR"), and THE BANK OF NOVA SCOTIA ("SCOTIABANK"), in its capacity as Administrative Agent (the "ADMINISTRATIVE AGENT") for each of the Secured Parties;


                                W I T N E S S E T H :

     WHEREAS, pursuant to a Credit Agreement, dated as of July 29, 1998 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "CREDIT AGREEMENT"), among the Grantor, the various financial institutions as are or may become parties thereto (the "LENDERS"), Scotiabank, as Administrative Agent for the Lenders (in such capacity, the "ADMINISTRATIVE AGENT") and Imperial Bank, as Documentation Agent. The Lenders have extended Commitments to make Credit Extensions to the Grantor;

     WHEREAS, in connection with the Credit Agreement, the Grantor has executed and delivered a Borrower Security Agreement, dated as of July 29, 1998 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "SECURITY AGREEMENT";

     WHEREAS, as a condition precedent to the making of the Credit Extensions (including the initial Credit Extension) under the Credit Agreement, the Grantor is required to execute and deliver this Security Agreement; and

     WHEREAS, the Grantor has duly authorized the execution, delivery and performance of this Security Agreement;

     NOW THEREFORE, for good and valuable consideration the receipt of which is hereby acknowledged, and in order to induce the Lenders and the Issuers to make Credit Extensions (including the initial Credit Extension) to the Grantor pursuant to the Credit Agreement, the Grantor agrees, for the benefit of each Secured Party, as follows.

     SECTION 1. DEFINITIONS. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided (or incorporated by reference) in the Security Agreement.

     SECTION 2. GRANT OF SECURITY INTEREST. For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, to secure all of the Secured Obligations, the Grantor does hereby mortgage, pledge and hypothecate to the Administrative Agent, and grant to the Administrative Agent a security interest in, for its benefit and the benefit of each Secured Party, all of the following property (the "COPYRIGHT COLLATERAL"), whether now owned or hereafter acquired or existing by it, being all copyrights (including all copyrights for semi-conductor chip product mask works) of the Grantor, whether statutory or common law, registered or unregistered, now or hereafter in force throughout the world including all of the Grantor's right, title and interest in and to all copyrights registered in the United States Copyright Office or anywhere else in the world and also including the copyrights referred to in ITEM A of ATTACHMENT 1 attached hereto, and all applications for registration thereof, whether pending or in preparation, all copyright licenses, including each copyright license referred to in ITEM B of ATTACHMENT 1 attached hereto, the right to sue for past, present and future infringements of any thereof, all rights corresponding thereto throughout the world, all extensions and renewals of any thereof and all proceeds of the foregoing, including licenses, royalties, income, payments, claims, damages and proceeds of suit.

     SECTION 3. SECURITY AGREEMENT. This Agreement has been executed and delivered by the Grantor for the purpose of registering the security interest of the Administrative Agent in the Copyright Collateral with the United States Copyright Office and corresponding offices in other countries of the world. The security interest granted hereby has been granted as a supplement to, and not in limitation of, the security interest granted to the Administrative Agent for its benefit and the benefit of each Secured Party under the Security Agreement. The Security Agreement (and all rights and remedies of the Administrative Agent and each Secured Party thereunder) shall remain in full force and effect in accordance with its terms.

     SECTION 4. RELEASE OF SECURITY INTEREST. Upon the Termination Date, the Administrative Agent shall, at the Grantor's expense, execute and deliver to the Grantor all instruments and other documents as may be necessary or proper to release the lien on and security interest in the Copyright Collateral which has been granted hereunder.

     SECTION 5. ACKNOWLEDGMENT. The Grantor does hereby further acknowledge and affirm that the rights and remedies of the Administrative Agent with respect to the security interest in the Copyright Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which (including the remedies provided for therein) are incorporated by reference herein as if fully set forth herein.

     SECTION 6. LOAN DOCUMENT, ETC. This Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions of the Credit Agreement.

     SECTION 7. COUNTERPARTS. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.

                                       THE TITAN CORPORATION


                                       By
                                         ------------------------------------
                                         Name:
                                         Title:



                                       THE BANK OF NOVA SCOTIA, as
                                         Administrative Agent


                                       By
                                         ------------------------------------
                                         Name:
                                         Title:

                                                                    ATTACHMENT 1
                                                                    to Copyright
                                                              Security Agreement


Item A.  Copyrights/Mask Works
         ---------------------

                           Registered Copyrights/Mask Works
                           --------------------------------

*Country     Registration No.    Registration Date   Author(s)    Title
--------     ----------------    -----------------   ---------    -----



                Copyright/Mask Work Pending Registration Applications
                -----------------------------------------------------

*Country    Serial No.     Filing Date    Author(s)     Title
--------    ----------     -----------    ---------     -----



             Copyright/Mask Work Registration Applications in Preparation
             ------------------------------------------------------------

                               Expected
*Country       Docket No.     Filing Date    Author(s)       Title
--------       ----------     -----------    ---------       -----




Item B.  Copyright/Mask Work Licenses
         ----------------------------


*Country or                                Effective    Expiration     Subject



----------------
*     List items related to the United States first for ease of
      recordation.  List items related to other countries next,
      grouped by country and in alphabetical order by country
      name.


Territory       Licensor    Licensee         Date          Date        Matter
-----------     --------    --------       ---------    ----------     -------




                                                                    EXHIBIT H-2


                            SUBSIDIARY SECURITY AGREEMENT


     This SECURITY AGREEMENT (as amended, supplemented, amended and restated or otherwise modified from time to time, the "SECURITY AGREEMENT"), dated as of July 29, 1998, is made by each Subsidiary (as defined in the Credit Agreement referred to below) of the Borrower (as defined below), now or after the date hereof (including pursuant to SECTION 7.4) a signatory hereto (each, individually, a "GRANTOR," and collectively, the "GRANTORS"), in favor of THE BANK OF NOVA SCOTIA ("SCOTIABANK"), as administrative agent (together with any successor(s) thereto in such capacity, the "ADMINISTRATIVE AGENT") for each of the Secured Parties.


                                W I T N E S S E T H :



     WHEREAS, pursuant to a Credit Agreement, dated as of July 29, 1998 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "CREDIT AGREEMENT"), among THE TITAN CORPORATION, a Delaware corporation (the "BORROWER"), the various financial institutions as are or may become parties thereto (the "LENDERS"), Scotiabank, as administrative agent for the Lenders (in such capacity, the "ADMINISTRATIVE AGENT") and Imperial Bank, as Documentation Agent, the Lenders and the Issuers have extended Commitments to make Credit Extensions to the Borrower;

     WHEREAS, as a condition precedent to the making of the Credit Extensions (including the initial Credit Extension) under the Credit Agreement, each Grantor is required to execute and deliver this Security Agreement;

     WHEREAS, each Grantor is a Subsidiary of the Borrower;

     WHEREAS, each Grantor has duly authorized the execution, delivery and performance of this Security Agreement; and

     WHEREAS, it is in the best interests of each Grantor to execute this Security Agreement inasmuch as such Grantor will derive substantial direct and indirect benefits from the Credit Extensions made from time to time to the Borrower by the Lenders and the Issuers pursuant to the Credit Agreement;

     NOW THEREFORE, for good and valuable consideration the receipt of which is hereby acknowledged, and in order to induce the Lenders and the Issuers to make Credit Extensions

(including the initial Credit Extension) to the Borrower pursuant to the Credit Agreement, each Grantor jointly and severally agrees, for the benefit of each Secured Party, as follows:

                                      ARTICLE I

                                     DEFINITIONS

     SECTION 1.1. CERTAIN TERMS. The following terms (whether or not underscored) when used in this Security Agreement, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

     "ADMINISTRATIVE AGENT" is defined in the PREAMBLE.

     "BORROWER" is defined in the FIRST RECITAL.

     "COLLATERAL" is defined in SECTION 2.1.

     "COLLATERAL ACCOUNT" is defined in CLAUSE (B) of SECTION 4.1.2(B).

     "COMPUTER HARDWARE AND SOFTWARE COLLATERAL" means:

          (a) all computer and other electronic data processing hardware, integrated computer systems, central processing units, memory units, display terminals, printers, features, computer elements, card readers, tape drives, hard and soft disk drives, cables, electrical supply hardware, generators, power equalizers, accessories and all peripheral devices and other related computer hardware;

          (b) all software programs (including both source code, object code and all related applications and data files), whether now owned, licensed or leased or hereafter acquired by any Grantor, designed for use on the computers and electronic data processing hardware described in CLAUSE (A) above;

          (c) all firmware associated therewith;

          (d) all documentation (including flow charts, logic diagrams, manuals, guides and specifications) with respect to such hardware, software and firmware described in the preceding CLAUSES (A) through (C); and

          (e) all rights with respect to all of the foregoing, including any and all copyrights, licenses, options, warranties, service contracts, program services, test rights, maintenance rights, support rights, improvement rights, renewal rights and indemnifications and any substitutions, replacements, additions or model conversions of any of the foregoing.

     "COPYRIGHT COLLATERAL" means all copyrights (including all copyrights for semi-conductor chip product mask works) of each Grantor, whether statutory or common law, registered or unregistered, now or hereafter in force throughout the world including all of such Grantor's right, title and interest in and to all copyrights registered in the United States Copyright Office or anywhere else in the world and also including the copyrights referred to in ITEM A of SCHEDULE IV attached hereto, and all applications for registration thereof, whether pending or in preparation, all copyright licenses, including each copyright license referred to in ITEM B of SCHEDULE IV attached hereto, the right to sue for past, present and future infringements of any thereof, all rights corresponding thereto throughout the world, all extensions and renewals of any thereof and all proceeds of the foregoing, including licenses, royalties, income, payments, claims, damages and proceeds of suit.

     "CREDIT AGREEMENT" is defined in the FIRST RECITAL.

     "EQUIPMENT" is defined in CLAUSE (A) of SECTION 2.1.

     "GRANTOR" and "GRANTORS" are defined in the PREAMBLE.

     "INTELLECTUAL PROPERTY COLLATERAL" means, collectively, the Computer Hardware and Software Collateral, the Copyright Collateral, the Patent Collateral, the Trademark Collateral and the Trade Secrets Collateral.

     "INVENTORY" is defined in CLAUSE (B) of SECTION 2.1

     "LENDERS" is defined in the FIRST RECITAL.

     "PATENT COLLATERAL" means:

          (a) all letters patent and applications for letters patent throughout the world, including all patent applications in preparation for filing anywhere in the world and including each patent and patent application referred to in ITEM A of SCHEDULE II attached hereto;

          (b) all reissues, divisions, continuations, continuations-in-part, extensions, renewals and reexaminations of any of the items described in CLAUSE (A);

          (c) all patent licenses, including each patent license referred to in ITEM B of SCHEDULE II attached hereto; and

          (d) all proceeds of, and rights associated with, the foregoing (including license royalties and proceeds of infringement suits), the right to sue third parties for past, present or future infringements of any patent or patent application, including any patent or patent application referred to in ITEM A of SCHEDULE II attached hereto, and for breach or enforcement of any patent license, including any patent license referred to in ITEM B of SCHEDULE II attached hereto, and all rights corresponding thereto throughout the world.

     "RECEIVABLES" is defined in CLAUSE (C) of SECTION 2.1.

     "RELATED CONTRACTS" is defined in CLAUSE (C) of SECTION 2.1.

     "SECURED OBLIGATIONS" is defined in SECTION 2.2.

     "SECURITY AGREEMENT" is defined in the PREAMBLE.

     "TERMINATION DATE" means the date on which all Obligations have indefeasibly been paid in full, all Commitments have been fully terminated and the Letter of Credit has been canceled or otherwise terminated.

     "TRADEMARK COLLATERAL" means:

          (a) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, certification marks, collective marks, logos, other source of business identifiers, prints and labels on which any of the foregoing have appeared or appear, designs and general intangibles of a like nature (all of the foregoing items in this CLAUSE (A) being collectively called a "TRADEMARK"), now existing anywhere in the world or hereafter adopted or acquired, whether currently in use or not, all registrations and recordings thereof and all applications in connection therewith, whether pending or in preparation for filing, including registrations, recordings and applications in the United States Patent and Trademark Office or in any office or agency of the United States of America or any State thereof or any foreign country, including those referred to in ITEM A of SCHEDULE III attached hereto;

          (b) all Trademark licenses, including each Trademark license referred to in ITEM B of SCHEDULE III attached hereto;

          (c) all reissues, extensions or renewals of any of the items described in CLAUSES (A) and (B);

          (d) all of the goodwill of the business connected with the use of, and symbolized by the items described in, CLAUSES (A) and (B); and

          (e) all proceeds of, and rights associated with, the foregoing, including any claim by any Grantor against third parties for past, present or future infringement or dilution of any Trademark, Trademark registration or Trademark license, including any Trademark,

     Trademark registration or Trademark license referred to in ITEM A and ITEM B of SCHEDULE III attached hereto, or for any injury to the goodwill associated with the use of any such Trademark or for breach or enforcement of any Trademark license.

     "TRADE SECRETS COLLATERAL" means all common law and statutory trade secrets and all other confidential or proprietary or useful information and all know-how obtained by or used in or contemplated at any time for use in the business of any Grantor (all of the foregoing being collectively called a "TRADE SECRET"), whether or not such Trade Secret has been reduced to a writing or other tangible form, including all documents and things embodying, incorporating or referring in any way to such Trade Secret, all Trade Secret licenses, including each Trade Secret license referred to in SCHEDULE V attached hereto, and including the right to sue for and to enjoin and to collect damages for the actual or threatened misappropriation of any Trade Secret and for the breach or enforcement of any such Trade Secret license.

     "U.C.C." means the Uniform Commercial Code, as in effect from time to time in the State of New York.

     SECTION 1.2. CREDIT AGREEMENT DEFINITIONS. Unless otherwise defined herein or the context otherwise requires, terms used in this Security Agreement, including its preamble and recitals, have the meanings provided in the Credit Agreement.

     SECTION 1.3. U.C.C. DEFINITIONS. Unless otherwise defined herein or in the Credit Agreement or the context otherwise requires, terms for which meanings are provided in the U.C.C. are used in this Security Agreement, including its preamble and recitals, with such meanings.


                                      ARTICLE II

                                  SECURITY INTEREST

     SECTION 2.1. GRANT OF SECURITY. Each Grantor hereby assigns and pledges to the Administrative Agent for its benefit and the ratable benefit of each of the Secured Parties, and hereby grants to the Administrative Agent for its benefit and the ratable benefit of each of the Secured Parties, a security interest in all of the following, whether now or hereafter existing or acquired by such Grantor (the "COLLATERAL"):

          (a) all equipment in all of its forms of such Grantor, wherever located, including all parts thereof and all accessions, additions, attachments, improvements, substitutions and replacements thereto and therefor and all accessories related thereto (any and all of the foregoing being the "EQUIPMENT");

          (b) all inventory in all of its forms of such Grantor, wherever located, including

               (i) all raw materials and work in process therefor, finished goods thereof, and materials used or consumed in the manufacture or production thereof,

               (ii) all goods in which such Grantor has an interest in mass or a joint or other interest or right of any kind (including goods in which such Grantor has an interest or right as consignee), and

               (iii) all goods which are returned to or repossessed by such Grantor,

     and all accessions thereto, products thereof and documents therefor (any and all such inventory, materials, goods, accessions, products and documents being the "INVENTORY");

          (c) all accounts, contracts, contract rights, chattel paper, documents, instruments, and general intangibles (including tax refunds) of such Grantor, whether or not arising out of or in connection with the sale or lease of goods or the rendering of services, and all rights of such Grantor now or hereafter existing in and to all security agreements, guaranties, leases and other contracts securing or otherwise relating to any such accounts, contracts, contract rights, chattel paper, documents, instruments, and general intangibles, excluding any rights in the foregoing items of Collateral as to which the grant of a security interest would violate a valid and enforceable restriction on such grant, unless and until any required consents have been obtained (any and all such accounts, contracts, contract rights, chattel paper, documents, instruments, and general intangibles being the "RECEIVABLES", and any and all such security agreements, guaranties, leases and other contracts being the "RELATED CONTRACTS");

          (d) all Intellectual Property Collateral of such Grantor;

          (e) all books, records, writings, data bases, information and other property relating to, used or useful in connection with, evidencing, embodying, incorporating or referring to, any of the foregoing in this
     SECTION 2.1;

          (f) all of such Grantor's other property and rights of every kind and description and interests therein; and

          (g) all products, offspring, rents, issues, profits, returns, income and proceeds of and from any and all of the foregoing Collateral (including proceeds which constitute property of the types described in CLAUSES (A),
     (B), (C), (D), (E) and (F), and, to the extent not otherwise included, all payments under insurance which such Grantor is entitled to receive (whether or not the Administrative Agent is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral).

     SECTION 2.2. SECURITY FOR OBLIGATIONS. This Security Agreement secures the payment of (i) all Obligations of the Borrower now or hereafter existing under the Credit Agreement and each other Loan Document to which the Borrower is or may become a party, whether for principal, interest, costs, fees, expenses or otherwise, and (ii) all obligations of each Grantor and each other Obligor now or hereafter existing under this Security Agreement and each other Loan Document to which such Grantor or such other Obligor is or may become a party, with all such obligations of the Borrower and such Grantor and such other Obligor being collectively referred to as the "SECURED OBLIGATIONS".

     SECTION 2.3. CONTINUING SECURITY INTEREST; TRANSFER OF NOTES. This Security Agreement shall create a continuing security interest in the Collateral and shall

          (a) remain in full force and effect until the Termination Date;

          (b) be binding upon each Grantor and its successors, transferees and assigns; and

          (c) inure, together with the rights and remedies of the Administrative Agent hereunder, to the benefit of the Administrative Agent and each other Secured Party.

Without limiting the generality of the foregoing CLAUSE (C), any Lender may assign or otherwise transfer (in whole or in part) any Note or Credit Extension held by it to any other Person or entity, and such other Person or entity shall thereupon become vested with all the rights and benefits in respect thereof granted to such Lender under any Loan Document (including this Security Agreement) or otherwise, subject, however, to any contrary provisions in such assignment or transfer, and to the provisions of Section 10.11 and Article IX of the Credit Agreement. Upon (i) the sale, transfer or other disposition of Collateral in accordance with the Credit Agreement or (ii) the occurrence of the Termination Date, the security interests granted herein shall automatically terminate with respect to (x) such Collateral (in the case of clause (i)) or (y) all Collateral (in the case of clause (ii)), and at such time the Administrative Agent will, at each Grantor's sole expense, execute and deliver to the applicable Grantor (without any representations, warranties or recourse to either Administrative Agent), such documents as such Grantor shall reasonably request to evidence such termination.

     SECTION 2.4. GRANTOR REMAINS LIABLE. Anything herein to the contrary notwithstanding

          (a) each Grantor shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein, and shall perform all of its duties and obligations under such contracts and agreements to the same extent as if this Security Agreement had not been executed;

          (b) the exercise by the Administrative Agent of any of its rights hereunder shall not release any Grantor from any of its duties or obligations under any such contracts or agreements included in the Collateral; and

          (c) neither Administrative Agent nor any other Secured Party shall have any obligation or liability under any such contracts or agreements included in the Collateral by reason of this Security Agreement, nor shall the Administrative Agent or any other Secured Party be obligated to perform any of the obligations or duties of any Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

     SECTION 2.5. SECURITY INTEREST ABSOLUTE. All rights of the Administrative Agent and the security interests granted to the Administrative Agent hereunder, and all obligations of each Grantor hereunder, shall be absolute and unconditional, irrespective of

     (a) any lack of validity or enforceability of the Credit Agreement or any other Loan Document;

     (b)  the failure of any Secured Party

               (i) to assert any claim or demand or to enforce any right or remedy against any Obligor or any other Person under the provisions of the Credit Agreement, any other Loan Document or otherwise, or

               (ii) to exercise any right or remedy against any other guarantor of, or collateral securing, any Secured Obligations;

     (c) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations or any other extension, compromise or renewal of any Secured Obligation;

     (d) any reduction, limitation, impairment or termination of any Secured Obligations for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and each Grantor hereby waives any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, any Secured Obligations or otherwise;

     (e) any amendment to, rescission, waiver, or other modification of, or any consent to departure from, any of the terms of the Credit Agreement or any other Loan Document;

     (f) any addition, exchange, release, surrender or non-perfection of any collateral (including the Collateral), or any amendment to or waiver or release of or addition to or consent to departure from any guaranty, for any of the Secured Obligations; or

     (g) any other circumstances which might otherwise constitute a defense available to, or a legal or equitable discharge of, any Obligor, any surety or any guarantor.

     SECTION 2.6. POSTPONEMENT OF SUBROGATION, ETC. Each Grantor agrees that it will not exercise any rights which it may acquire by way of rights of subrogation under this Security Agreement, by any payment made hereunder, whether by way of subrogation, reimbursement or otherwise, until following the Termination Date. Any amount paid to any Grantor on account of any such subrogation rights prior to the Termination Date shall be held in trust for the benefit of the Secured Parties and shall immediately be paid to the Administrative Agent for the benefit of the Secured Parties and credited and applied against the Obligations, whether matured or unmatured, in accordance with the terms of the Credit Agreement; PROVIDED, HOWEVER, that if

          (a) any Grantor has made payment to the Secured Parties of all or any part of the Obligations; and

          (b) the Termination Date has occurred;

then each Secured Party agrees that, at such Grantor's request, the Administrative Agent, on behalf of the Secured Parties, will execute and deliver to such Grantor appropriate documents (without recourse and without representation or warranty) necessary to evidence the transfer by subrogation to such Grantor of an interest in the Obligations resulting from such payment by such Grantor. In furtherance of the foregoing, at all times prior to the Termination Date, each Grantor shall refrain from taking any action or commencing any proceeding against any Borrower or any other Obligor (or its successors or assigns, whether in connection with a bankruptcy proceeding or otherwise) to recover any amounts in the respect of payments made under this Security Agreement to any Secured Party. Notwithstanding the foregoing, to the extent necessary to toll the statute of limitations, such Grantor may take such action required to preserve any rights it has by way of rights of subrogation as consented to by the Administrative Agent in its reasonable discretion.

                                     ARTICLE III

                            REPRESENTATIONS AND WARRANTIES

     SECTION 3.1. REPRESENTATIONS AND WARRANTIES. Each Grantor represents and warrants to each Secured Party (a) as to all matters contained in Article VI of the Credit Agreement insofar as the representations and warranties contained therein are applicable to such Grantor and its properties, each such representation and warranty set forth in such Article (insofar as applicable as aforesaid) and all other terms of the Credit Agreement to which reference is made therein, together with all related definitions and ancillary provisions, being hereby incorporated into this Security Agreement by reference as though specifically set forth in this Section and (b) insofar as the representations and warranties contained herein are applicable to such Grantor and its properties, as set forth in this Article.

     SECTION 3.1.1. LOCATION OF COLLATERAL, ETC. All of the Equipment, Inventory of such Grantor is located at the places specified in ITEM A, ITEM B and ITEM C, respectively, of SCHEDULE I hereto. None of the Equipment and Inventory has, within the four months preceding the date of this Security Agreement, been located at any place other than the places specified in ITEM A and ITEM B, respectively, of SCHEDULE I hereto except as set forth in a footnote thereto. The place(s) of business and chief executive office of such Grantor and the office(s) where such Grantor keeps its records concerning the Receivables, and all originals of all chattel paper which evidence Receivables, are located at the address set forth in ITEM D of SCHEDULE I hereto. Such Grantor has no trade names other than those set forth in ITEM E of SCHEDULE I hereto. During the four months preceding the date hereof, such Grantor has not been known by any legal name different from the one set forth on the signature page hereto, nor has such Grantor been the subject of any merger or other corporate reorganization, except as set forth in ITEM F of SCHEDULE I hereto.
If the Collateral includes any Inventory located in the State of California, such Grantor is not a "retail merchant" within the meaning of Section 9102 of the Uniform Commercial Code - Secured Transactions of the State of California. All Receivables evidenced by a promissory note or other instrument, negotiable document or chattel paper have been duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to the Administrative Agent and delivered and pledged to the Administrative Agent pursuant to SECTION 4.1.7

     SECTION 3.1.2. OWNERSHIP, NO LIENS, ETC. Such Grantor owns its Collateral free and clear of any Lien, security interest, charge or encumbrance except for the security interest created by this Security Agreement and except as permitted by the Credit Agreement. No effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office, except such as may have been filed in favor of the Administrative Agent relating to this Security Agreement or as have been filed in connection with Liens permitted pursuant to Section 7.2.3 of the Credit Agreement.

     SECTION 3.1.3. POSSESSION AND CONTROL. Such Grantor has exclusive possession and control of its Equipment and Inventory.

     SECTION 3.1.4. NEGOTIABLE DOCUMENTS, INSTRUMENTS AND CHATTEL PAPER. Such Grantor has, contemporaneously herewith, delivered to the Administrative Agent possession of all originals of all negotiable documents, instruments and chattel paper currently owned or held by such Grantor (duly endorsed in blank, if requested by the Administrative Agent).

     SECTION 3.1.5. INTELLECTUAL PROPERTY COLLATERAL. With respect to any Intellectual Property Collateral the loss, impairment or infringement of which might have a Material Adverse Effect:

          (a) such Intellectual Property Collateral is subsisting and has not been adjudged invalid or unenforceable, in whole or in part;

          (b) such Intellectual Property Collateral is valid and enforceable;

          (c) such Grantor has made all necessary filings and recordations to protect its interest in such Intellectual Property Collateral, including recordations of all of its interests in the Patent Collateral and Trademark Collateral in the United States Patent and Trademark Office and in corresponding offices throughout the world and its claims to the Copyright Collateral in the United States Copyright Office and in corresponding offices throughout the world;

          (d) other than as previously disclosed to the Administrative Agent, such Grantor is the exclusive owner of the entire and unencumbered right, title and interest in and to such Intellectual Property Collateral and no claim has been made that the use of such Intellectual Property Collateral does or may violate the asserted rights of any third party; and

          (e) such Grantor has performed and will continue to perform all acts and has paid and will continue to pay all required fees and taxes to maintain each and every item of Intellectual Property Collateral in full force and effect throughout the world, as applicable.

Such Grantor owns directly or is entitled to use by license or otherwise, all patents, Trademarks, Trade Secrets, copyrights, mask works, licenses, technology, know-how, processes and rights with respect to any of the foregoing used in, necessary for or of importance to the conduct of such Grantor's business.

     SECTION 3.1.6. VALIDITY, ETC. This Security Agreement creates a valid security interest in the Collateral, securing the payment of the Secured Obligations, and all filings and other actions necessary or desirable to perfect and protect such security interest have been duly taken.

     SECTION 3.1.7. AUTHORIZATION, APPROVAL, ETC. Except as have been obtained or made and are in full force and effect, no authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required either

          (a) for the grant by such Grantor of the security interest granted hereby or for the execution, delivery and performance of this Security Agreement by such Grantor; or

          (b) for the perfection of or the exercise by the Administrative Agent of its rights and remedies hereunder.

     SECTION 3.1.8. COMPLIANCE WITH LAWS. Such Grantor is in compliance with the requirements of all applicable laws (including the provisions of the Fair Labor Standards Act), rules, regulations and orders of every governmental authority, the non-compliance with which might have a Material Adverse Effect or which might materially adversely affect the value of the Collateral or the worth of the Collateral as collateral security.


                                      ARTICLE IV

                                      COVENANTS

     SECTION 4.1. CERTAIN COVENANTS. Each Grantor covenants and agrees that, so long as any portion of the Secured Obligations shall remain unpaid, any Letters of Credit shall be outstanding or any Lender or Issuer shall have any outstanding Commitment, such Grantor will, unless the Required Lenders shall otherwise consent in writing, perform, comply with and be bound by (a) all of the agreements, covenants and obligations contained in Article VII of the Credit Agreement which are applicable to such Grantor or its properties, each such agreement, covenant and obligation contained in such Article and all other terms of the Credit Agreement to which reference is made herein, together with all related definitions and ancillary provisions, being hereby incorporated into this Security Agreement by reference as though specifically set forth in this Section and (b) the obligations set forth in this Article.

     SECTION 4.1.1. AS TO EQUIPMENT AND INVENTORY. Such Grantor hereby agrees that it shall

          (a) keep all the Equipment and Inventory (other than Inventory sold in the ordinary course of business, or except as otherwise provided in the Credit Agreement or any of the other Loan Documents) at the places therefor specified in SECTION 3.1.1 or, upon 30 days' prior written notice to the Administrative Agent, at such other places in a jurisdiction where all representations and warranties set forth in ARTICLE III shall be true and correct, and all action required pursuant to the FIRST SENTENCE of SECTION
     4.1.7 shall have been taken with respect to the Equipment and Inventory (collectively, "SPECIFIED LOCATIONS"); PROVIDED, HOWEVER, that such Grantor may move and/or maintain certain items of Equipment at locations other than at Specified Locations, so long as the value of Collateral of this type of such Grantor and each other Grantor and similar Collateral (as defined in the Borrower Security Agreement) of the Borrower shall not exceed $2,000,000 at any time;

          (b) cause the Equipment to be maintained and preserved in the same condition, repair and working order as when new, ordinary wear and tear excepted, and in accordance with any manufacturer's manual or good business practice; and forthwith, or in the case of any loss or damage to any of the Equipment, as quickly as practicable after the occurrence thereof, make or cause to be made all repairs, replacements, and other improvements in connection therewith which are necessary or desirable to such end; and promptly furnish to the Administrative Agent a statement respecting any material loss or damage to any of the Equipment; and

          (c) pay promptly when due all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including claims for labor, materials and supplies) against, the Equipment and Inventory, except to the extent the validity thereof is being contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP have been set aside.

     SECTION 4.1.2.  AS TO RECEIVABLES AND RELATED CONTRACTS.

          (a) Such Grantor shall keep its place(s) of business and chief executive office and the office(s) where it keeps its records concerning the Receivables, and all originals of all chattel paper which evidences Receivables, located at the address(es) set forth in ITEM D of SCHEDULE I hereto, or, upon 30 days' prior written notice to the Administrative Agent, at such other locations in a jurisdiction where all actions required by the first sentence of SECTION 4.1.7 shall have been taken with respect to the Receivables; not change its name except upon 30 days' prior written notice to the Administrative Agent; hold and preserve such records and chattel paper; and permit representatives of the Administrative Agent at any time during normal business hours to inspect (upon reasonable prior written notice so long as no Event of Default shall have occurred and be continuing) and make abstracts from such records and chattel paper. In addition, the Grantor shall give the Administrative Agent a supplement to
     SCHEDULE I hereto on each date a Compliance Certificate is required to be delivered to the Administrative Agent under the Credit Agreement, which shall set forth any changes to the information set forth in SECTION 3.1.1.

          (b) Upon written notice by the Administrative Agent to such Grantor pursuant to this clause, all proceeds of Collateral received by such Grantor shall be delivered in kind to the Administrative Agent for deposit to a deposit account (the "COLLATERAL ACCOUNT") of such Grantor maintained with the Administrative Agent, and such Grantor shall not commingle any such proceeds, and shall hold separate and apart from all other property, all such proceeds in express trust for the benefit of the Administrative Agent until delivery thereof is made to the Administrative Agent. The Administrative Agent will not give the notice referred to in the preceding sentence unless there shall have occurred and be continuing a Default of the nature set forth in Section 8.1.9 of the Credit Agreement or an Event of Default.

          (c) The Administrative Agent shall have the right to apply any amount in the Collateral Account to the payment of any Secured Obligations which are due and payable or payable upon demand, or to the payment of any Secured Obligations at any time that an Event of Default shall exist.

          (d)Such Grantor shall not cause the aggregate value of Receivables or Related Contracts or rights thereunder and the value of similar Receivables and Related Contracts (as defined in the Borrower Security Agreement) as to which a Lien in favor of the Administrative Agent cannot be granted hereunder pursuant to CLAUSE (C) of SECTION 2.1 (including Liens granted by other Grantors), or pursuant to the Borrower Security Agreement to exceed $2,000,000 at any time.

     SECTION 4.1.3.  AS TO COLLATERAL.

          (a) Until the occurrence and continuance of a Default of the nature set forth in Section 8.1.9 of the Credit Agreement or an Event of Default, and such time as the Administrative Agent shall notify such Grantor of the revocation of such power and authority such Grantor (i) may in the ordinary course of its business (except as otherwise permitted under the Credit Agreement), at its own expense, sell, lease or furnish under the contracts of service any of the Inventory normally held by such Grantor for such purpose, and use and consume, in the ordinary course of its business (except as otherwise permitted under the Credit Agreement), any raw materials, work in process or materials normally held by such Grantor for such purpose,(ii) will, at its own expense, endeavor to collect, as and when due, all amounts due with respect to any of the Collateral, including the taking of such action with respect to such collection as the Administrative Agent may reasonably request following the occurrence of a Default of the nature set forth in Section 8.1.9 of the Credit Agreement or an Event of Default or, in the absence of such request, as such Grantor may deem advisable, and (iii) may grant, in the ordinary course of business (except as otherwise permitted under the Credit Agreement), to any party obligated on any of the Collateral, any rebate, refund or allowance to which such party may be lawfully entitled, and may accept, in connection therewith, the return of goods, the sale or lease of which shall have given rise to such Collateral. The Administrative Agent, however, may, at any time following a Default of the nature set forth in Section 8.1.9 of the Credit Agreement or an Event of Default, whether before or after any revocation of such power and authority or the maturity of any of the Secured Obligations, notify any parties obligated on any of the Collateral to make payment to the Administrative Agent of any amounts due or to become due thereunder and enforce collection of any of the Collateral by suit or otherwise and surrender, release, or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any indebtedness thereunder or evidenced thereby.
     Upon request of the Administrative Agent following a Default of the nature set forth in Section 8.1.9 of the Credit Agreement or an Event of Default, such Grantor will, at its own expense, notify any parties obligated on any of the Collateral to make payment to the Administrative Agent of any amounts due or to become due thereunder.

          (b) The Administrative Agent is authorized to endorse, in the name of such Grantor, any item, howsoever received by the Administrative Agent, representing any payment on or other proceeds of any of the Collateral.

     SECTION 4.1.4. AS TO INTELLECTUAL PROPERTY COLLATERAL. Each Grantor covenants and agrees to comply with the following provisions as such provisions relate to any Intellectual Property Collateral of such Grantor that:

          (a)Such Grantor shall not, unless such Grantor shall either (i) reasonably and in good faith determine (and notice of such determination shall have been delivered to the Administrative Agent) that any of the Patent Collateral is of negligible economic value to such Grantor, or (ii) have a valid business purpose to do otherwise, do any act, or omit to do any act, whereby any of the Patent Collateral may lapse or become abandoned or dedicated to the public or unenforceable.

          (b)Such Grantor shall not, and such Grantor shall not permit any of its licensees to, unless such Grantor shall either (i) reasonably and in good faith determine (and notice of such determination shall have been delivered to the Administrative Agent) that any of the Trademark Collateral is of negligible economic value to such Grantor, or (ii) have a valid business purpose to do otherwise,

               (i) fail to continue to use any of the Trademark Collateral in order to maintain all of the Trademark Collateral in full force free from any claim of abandonment for non-use,

               (ii) fail to maintain as in the past the quality of products and services offered under all of the Trademark Collateral,

               (iii) fail to employ all of the Trademark Collateral registered with any Federal or state or foreign authority with an appropriate notice of such registration,

               (iv) adopt or use any other Trademark which is confusingly similar or a colorable imitation of any of the Trademark Collateral,

               (v) use any of the Trademark Collateral registered with any Federal or state or foreign authority except for the uses for which registration or application for registration of all of the Trademark Collateral has been made, and

               (vi) do or permit any act or knowingly omit to do any act whereby any of the Trademark Collateral may lapse or become invalid or unenforceable.

          (c)Such Grantor shall not, unless such Grantor shall either

               (i) reasonably and in good faith determine (and notice of such determination shall have been delivered to the Administrative Agent) that any of the Copyright Collateral or any of the Trade Secrets Collateral is of negligible economic value to such Grantor, or

               (ii) have a valid business purpose to do otherwise, do or permit any act or knowingly omit to do any act whereby any of the Copyright Collateral or any of the Trade Secrets Collateral may lapse or become invalid or unenforceable or placed in the public domain except upon expiration of the end of an unrenewable term of a registration thereof.

          (d) Such Grantor shall notify the Administrative Agent immediately if it knows, or has reason to know, that any application or registration relating to any material item of the Intellectual Property Collateral may become abandoned or dedicated to the public or placed in the public domain or invalid or unenforceable, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any foreign counterpart thereof or any court) regarding such Grantor's ownership of any of the Intellectual Property Collateral, its right to register the same or to keep and maintain and enforce the same.

          (e)In no event shall such Grantor or any of its agents, employees, designees or licensees file an application for the registration of any Intellectual Property Collateral with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, unless it promptly upon such filing informs the Administrative Agent, and upon request of the Administrative Agent, executes and delivers any and all agreements, instruments, documents and papers as the Administrative Agent may reasonably request to evidence the Administrative Agent's security interest in such Intellectual Property Collateral and the goodwill and general intangibles of such Grantor relating thereto or represented thereby.

          (f)Such Grantor shall take all necessary steps, including in any proceeding before the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, to maintain and pursue any application (and to obtain the relevant registration) filed with respect to, and to maintain any registration of, the Intellectual Property Collateral, including the filing of applications for renewal, affidavits of use, affidavits of incontestability and opposition, interference and cancellation proceedings and the payment of fees and taxes (except to the extent that dedication, abandonment or invalidation is permitted under the foregoing CLAUSES
     (A), (B) and (C)).

          (g)Such Grantor shall, contemporaneously herewith, execute and deliver to the Administrative Agent a Patent Security Agreement, a Trademark Security Agreement and a Copyright Security Agreement in the forms of EXHIBIT A, EXHIBIT B and EXHIBIT C hereto, respectively, and shall execute and deliver to the Administrative Agent any other document required to acknowledge or register or perfect the Administrative Agent's interest in any part of the Intellectual Property Collateral.

     SECTION 4.1.5. INSURANCE. Such Grantor will maintain or cause to be maintained with responsible insurance companies insurance with respect to its business and properties (including the Equipment and Inventory) against such casualties and contingencies and of such types and in such amounts as is required pursuant to the Credit Agreement and will, upon the request of the Administrative Agent, furnish a certificate of a reputable insurance broker setting forth the nature and extent of all insurance maintained by such Grantor in accordance with this Section. Without limiting the foregoing, such Grantor further agrees as follows:

          (a) Each policy for property insurance shall show the Administrative Agent as loss payee.

          (b) Each policy for liability insurance shall show the Administrative Agent as an additional insured.

          (c) Each insurance policy shall provide that at least 30 days' prior written notice of cancellation or of lapse shall be given to the Administrative Agent by the insured (or at least 10 days' prior written notice of cancellation shall be given with respect to failure to pay the premium).

          (d) Such Grantor shall, if so requested by the Administrative Agent, deliver to the Administrative Agent a copy of each insurance policy.

     SECTION 4.1.6.  TRANSFERS AND OTHER LIENS.  Such Grantor shall not:

          (a) sell, assign (by operation of law or otherwise) or otherwise dispose of any of the Collateral, except as permitted by the Credit Agreement; or

          (b) create or suffer to exist any Lien or other charge or encumbrance upon or with respect to any of the Collateral to secure Indebtedness of any Person or entity, except for the security interest created by this Security Agreement and except as permitted by the Credit Agreement.

     SECTION 4.1.7. FURTHER ASSURANCES, ETC. Such Grantor agrees that, from time to time at its own expense, it will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable (provided that it is reasonable), or that the Administrative Agent may reasonably request, in order to perfect, preserve and protect any security interest granted or purported to be granted hereby or to enable the Administrative Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, such Grantor will

          (a) mark conspicuously each document (evidencing title) included in the Inventory, each chattel paper included in the Receivables and each Related Contract and, at the request of the Administrative Agent, and upon the occurrence and during the continuance of an Event of Default, each of its records pertaining to the Collateral with a legend, in form and substance satisfactory to the Administrative Agent, indicating that such document, chattel paper, Related Contract or Collateral is subject to the security interest granted hereby;

          (b) if any Receivable shall be evidenced by a promissory note or other instrument, negotiable document or chattel paper, deliver and pledge to the Administrative Agent hereunder such promissory note, instrument, negotiable document or chattel paper duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to the Administrative Agent;

          (c) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices [(including any assignment of claim form under or pursuant to the federal assignment of claims statute, 31 U.S.C. Section 3726, any successor or amended version thereof or any regulation promulgated under or pursuant to any version thereof)], as may be necessary or desirable (provided that it is reasonable), or as the Administrative Agent may reasonably request, in order to perfect and preserve the security interests and other rights granted or purported to be granted to the Administrative Agent hereby; and

          (d) furnish to the Administrative Agent, from time to time at the Administrative Agent's request, statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Administrative Agent may reasonably request, all in reasonable detail.

With respect to the foregoing and the grant of the security interest hereunder, such Grantor hereby authorizes the Administrative Agent to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of such Grantor where permitted by law. A carbon, photographic or other reproduction of this Security Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

                                      ARTICLE V

                                      THE AGENT

     SECTION 5.1. ADMINISTRATIVE AGENT APPOINTED ATTORNEY-IN-FACT. Each Grantor hereby irrevocably appoints the Administrative Agent such Grantor's attorney-in-fact, with full authority in the place and stead of such Grantor and in the name o tf such Grantor or otherwise, from time to time in the Administrative Agent's discretion, following the occurrence and continuation of a Default of the nature set forth in Section 8.1.9 of the Credit Agreement or an Event of Default, to take any action and to execute any instrument which the Administrative Agent may deem necessary or advisable to accomplish the purposes of this Security Agreement, including:

          (a) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

          (b) to receive, endorse, and collect any drafts or other instruments, documents and chattel paper, in connection with CLAUSE (A) above;

          (c) to file any claims or take any action or institute any proceedings which the Administrative Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Administrative Agent with respect to any of the Collateral; and

          (d) to perform the affirmative obligations of such Grantor hereunder (including all obligations of such Grantor pursuant to SECTION 4.1.7).

Such Grantor hereby acknowledges, consents and agrees that the power of attorney granted pursuant to this Section is irrevocable and coupled with an interest.

     SECTION 5.2. ADMINISTRATIVE AGENT MAY PERFORM. If any Grantor fails to perform any agreement contained herein, the Administrative Agent may itself perform, or cause performance of, such agreement, and the expenses of the Administrative Agent incurred in connection therewith shall be payable by such Grantor pursuant to SECTION 6.2.

     SECTION 5.3. ADMINISTRATIVE AGENT HAS NO DUTY. In addition to, and not in limitation of, SECTION 2.4, the powers conferred on the Administrative Agent hereunder are solely to protect its interest (on behalf of the Secured Parties) in the Collateral and shall not impose any duty on it to exercise any such powers. Except for reasonable care of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Administrative Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

     SECTION 5.4. REASONABLE CARE. The Administrative Agent is required to exercise reasonable care in the custody and preservation of any of the Collateral in its possession; PROVIDED, HOWEVER, the Administrative Agent shall be deemed to have exercised reasonable care in the custody and preservation of any of the Collateral, if it takes such action for that purpose as any Grantor reasonably requests in writing at times other than upon the occurrence and during the continuance of any Event of Default, but failure of the Administrative Agent to comply with any such request at any time shall not in itself be deemed a failure to exercise reasonable care.


                                      ARTICLE VI

                                       REMEDIES

     SECTION 6.1. CERTAIN REMEDIES. If any Event of Default shall have occurred and be continuing:

          (a) The Administrative Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the U.C.C. (whether or not the U.C.C. applies to the affected Collateral) and also may

               (i) require each Grantor to, and such Grantor hereby agrees that it will, at its expense and upon request of the Administrative Agent forthwith, assemble all or part of the Collateral as directed by the Administrative Agent and make it available to the Administrative Agent at a place to be designated by the Administrative Agent which is reasonably convenient to both parties, and

               (ii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Administrative Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Administrative Agent may deem commercially reasonable. Each Grantor agrees that, to the extent notice of sale shall be required by law, at least ten days' prior notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Administrative Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Administrative Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

          (b) All cash proceeds received by the Administrative Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Administrative Agent, be held by the Administrative Agent as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to the Administrative Agent pursuant to SECTION
     6.2) in whole or in part by the Administrative Agent for the ratable benefit of the Secured Parties against, all or any part of the Secured Obligations in such order as the Administrative Agent shall elect. Any surplus of such cash or cash proceeds held by the Administrative Agent and remaining after payment in full in cash of all the Secured Obligations shall be paid over to the applicable
     Grantor or to whomsoever may be lawfully entitled to receive such surplus.

     SECTION 6.2.  INDEMNITY AND EXPENSES.

          (a) Each Grantor jointly and severally agrees to indemnify the Administrative Agent from and against any and all claims, losses and liabilities arising out of or resulting from this Security Agreement (including enforcement of this Security Agreement), except claims, losses or liabilities resulting from the Administrative Agent's gross negligence or wilful misconduct.

          (b) Each Grantor will upon demand pay to the Administrative Agent the amount of any and all reasonable expenses, including the reasonable fees and disbursements of its counsel and of any experts and agents, which the Administrative Agent may incur in connection with

               (i) the administration of this Security Agreement,

               (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Collateral, and

               (iii) the exercise or enforcement of any of the rights of the Administrative Agent or the Secured Parties hereunder, or (iv) the failure by any Grantor to perform or observe any of the provisions hereof.


                                     ARTICLE VII

                               MISCELLANEOUS PROVISIONS

     SECTION 7.1. LOAN DOCUMENT. This Security Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof including Article X thereof.

     SECTION 7.2. AMENDMENTS; ETC. No amendment to or waiver of any provision of this Security Agreement nor consent to any departure by any Grantor here from, shall in any event be effective unless the same shall be in writing and signed by the Administrative Agent (on behalf of the Lenders or the Required Lenders, as the case may be), and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     SECTION 7.3. NOTICES. All notices and other communications provided for hereunder shall be in writing (including facsimile communication) and, if to any Grantor, mailed or telecopied or delivered to it, addressed to it, care of the Borrower at the address for the Borrower specified in the Credit Agreement, if to either Administrative Agent, mailed or telecopied or delivered to it, addressed to it at the address of such Administrative Agent specified in the Credit Agreement. All such notices and other communications, when mailed and properly addressed with postage prepaid or if properly addressed and sent by pre-paid courier service, shall be deemed given when received; any such notice or communication, if transmitted by telecopier, shall be deemed given when transmitted and electronically confirmed.

     SECTION 7.4. ADDITIONAL SUBSIDIARY GRANTORS. Upon the execution and delivery by any other Person of an instrument in the form of Annex I hereto, such Person shall become a "Guarantor" hereunder with the same force and effect as if originally named as a "Guarantor" herein. The execution and delivery of any such instrument shall not require the consent of any other Guarantor hereunder. The rights and obligations of each Guarantor hereunder shall remain in full force and effect notwithstanding the addition of any new Guarantor as a party to this Guaranty.

     SECTION 7.5. CAPTIONS. Section captions used in this Security Agreement are for convenience of reference only, and shall not affect the construction of this Security Agreement.

     SECTION 7.6. SEVERABILITY. Wherever possible each provision of this Security Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Security Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Security Agreement.

     SECTION 7.7. COUNTERPARTS. This Security Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed an original and all of which shall constitute together but one and the same agreement.

     SECTION 7.8. GOVERNING LAW, ENTIRE AGREEMENT, ETC. THIS SECURITY AGREEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A

JURISDICTION OTHER THAN THE STATE OF NEW YORK. THIS SECURITY AGREEMENT AND THE OTHER LOAN DOCUMENTS CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.

     SECTION 7.9. FORUM SELECTION AND CONSENT TO JURISDICTION. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS SECURITY AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE SECURED PARTIES OR ANY GRANTOR SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK LOCATED IN NEW YORK COUNTY IN THE STATE OF NEW YORK; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT EITHER THE AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. EACH GRANTOR HEREBY IRREVOCABLY APPOINTS CSC UNITED STATES CORPORATION COMPANY (THE "PROCESS AGENT"), WITH AN OFFICE ON THE DATE HEREOF AT 375 HUDSON STREET, NEW YORK, NEW YORK 10014, AS ITS AGENT TO RECEIVE, ON ITS BEHALF AND ON BEHALF OF ITS PROPERTY, SERVICE OF COPIES OF THE SUMMONS AND COMPLAINT AND ANY OTHER PROCESS WHICH MAY BE SERVED IN ANY SUCH ACTION OR PROCEEDING. SUCH SERVICE MAY BE MADE BY MAILING OR DELIVERING A COPY OF SUCH PROCESS TO SUCH GRANTOR IN CARE OF THE PROCESS AGENT AT THE PROCESS AGENT'S ABOVE ADDRESS, AND EACH GRANTOR HEREBY IRREVOCABLY AUTHORIZES AND DIRECTS THE PROCESS AGENT TO ACCEPT SUCH SERVICE ON ITS BEHALF. EACH GRANTOR IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK ADDRESSED TO SUCH GRANTOR, CARE OF THE BORROWER, AT THE ADDRESS FOR NOTICES SPECIFIED IN THE CREDIT AGREEMENT. EACH GRANTOR HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK, NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION. EACH GRANTOR IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK. EACH GRANTOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT

PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT SUCH GRANTOR HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, SUCH GRANTOR HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS SECURITY AGREEMENT.

     SECTION 7.10. WAIVER OF JURY TRIAL. THE SECURED PARTIES AND EACH GRANTOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS SECURITY AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE SECURED PARTIES OR EACH GRANTOR. EACH GRANTOR ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF EACH OTHER LOAN DOCUMENT TO WHICH IT IS A PARTY) AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE SECURED PARTIES ENTERING INTO THE CREDIT AGREEMENT AND EACH SUCH OTHER LOAN DOCUMENT.

     IN WITNESS WHEREOF, each Grantor has caused this Security Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.


                                 TITAN TECHNOLOGIES AND
                                 INFORMATION SYSTEMS
                                 CORPORATION

                                 By:
                                    ------------------------------------
                                 Name:
                                 Title:


                                 TITAN PURIFICATION, INC.

                                 By:
                                    ------------------------------------
                                 Name:
                                 Title:


                                 DBA SYSTEMS, INC.

                                 By:
                                    ------------------------------------
                                 Name:
                                 Title:


                                 VALIDITY CORPORATION

                                 By:
                                    ------------------------------------
                                 Name:
                                 Title:


                                 LINKABIT WIRELESS, INC.

                                 By:
                                    ------------------------------------
                                 Name:
                                 Title:

                                 UNIDYNE CORPORATION

                                 By:
                                    ------------------------------------
                                 Name:
                                 Title:


                                 TITAN SOFTWARE SYSTEMS CORPORATION

                                 By:
                                    ------------------------------------
                                 Name:
                                 Title:


                                 PULSE SCIENCES, INC.

                                 By:
                                    ------------------------------------
                                 Name:
                                 Title:


                                 TITAN ENVIRONMENTAL CORPORATION

                                 By:
                                    ------------------------------------
                                 Name:
                                 Title:


                                 TOMOTHERAPEUTICS, INC.

                                 By:
                                    ------------------------------------
                                 Name:
                                 Title:

                                 FEDERAL SERVICES, INC.

                                 By:
                                    ------------------------------------
                                 Name:
                                 Title:


                                 ELDYNE, INC.

                                 By:
                                    ------------------------------------
                                 Name:
                                 Title:


                                 DIVERSIFIED CONTROL SYSTEMS,  INC.

                                 By:
                                    ------------------------------------
                                 Name:
                                 Title:


                                 TITAN BROADBAND COMMUNICATIONS
                                 CORPORATION

                                 By:
                                    ------------------------------------
                                 Name:
                                 Title:


                                 TITAN AEROCHEM, INC.

                                 By:
                                    ------------------------------------
                                 Name:
                                 Title:

                                 HORIZONS TECHNOLOGY, INC.

                                 By:
                                    ------------------------------------
                                 Name:
                                 Title:

                               THE BANK OF NOVA SCOTIA, as
                                Administrative Agent


By:

------------------------------------------------------------------------
                                 Name:
                                 Title:

                                                                      ANNEX I to
                                               the Subsidiary Security Agreement


               SUPPLEMENT, dated as of ________________, ____ (this "SUPPLEMENT"), to the Subsidiary Security Agreement, dated as of July 29, 1998 (together with all amendments, supplements, restatements and other modifications, if any, from time to time thereafter made thereto, the "SECURITY AGREEMENT"), among the initial signatories thereto and each other Person (such capitalized term, and other terms used in this Supplement, to have the meanings set forth in Article I of the Security Agreement) which from time to time thereafter became a party thereto pursuant to Section 7.4 thereof (each, individually, a "GUARANTOR", and, collectively, the "GUARANTORS"), in favor of the Secured Parties (as defined in the Guaranty).

                                 W I T N E S S E T H:

     WHEREAS, pursuant to the provisions of Section 7.4 of the Security Agreement, the undersigned is becoming a Grantor under the Security Agreement; and

     WHEREAS, the undersigned Grantor desires to become a "Grantor" under the Security Agreement in order to induce the Secured Parties to continue to extend Credit Extensions under the Credit Agreement;

     NOW, THEREFORE, in consideration of the premises, and for other consideration (the receipt and sufficiency of which is hereby acknowledged), the undersigned agrees, for the benefit of each Secured Party, as follows.

     SECTION 1. In accordance with the terms of the Security Agreement, by its signature below the undersigned hereby irrevocably agrees to become a Grantor under the Security Agreement with the same force and effect as if it were an original signatory thereto and the undersigned Grantor, hereby (a) agrees to be bound by and comply with all of the terms and provisions of the Security Agreement applicable to it as a Grantor and (b) represents and warrants that the representations and warranties made by it as a Grantor thereunder are true and correct as of the date hereof. In furtherance of the foregoing, each reference to a "Grantor" in the Security Agreement shall be deemed to include the undersigned Grantor.

     SECTION 2. The undersigned Grantor hereby represents and warrants that this Supplement has been duly authorized, executed and delivered by it and that this Supplement and the Security Agreement constitute the legal, valid and binding obligation of the undersigned Grantor, enforceable against it in accordance with its terms.

     SECTION 3. Except as expressly supplemented hereby, the Security Agreement shall remain in full force and effect in accordance with its terms.

     SECTION 4. In the event any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Security Agreement shall not in any way be affected or impaired.

     SECTION 5. THIS SUPPLEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

     SECTION 6. This Supplement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Supplement to be duly executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.

                              [NAME OF ADDITIONAL SUBSIDIARY GRANTOR]


                              By:
                                 --------------------------------------
                                   Name:
                                   Title:




ACCEPTED BY:

THE BANK OF NOVA SCOTIA,
  as Administrative Agent


By:
   --------------------------
     Name:
     Title:

                                                                      SCHEDULE I
                                                           to Security Agreement
                                                             ([NAME OF GRANTOR])

Item A.  Location of Equipment

                      Description                   Location
                      -----------                   --------
1.

2.

3.


Item B.  Location of Inventory


                      Description                   Location
                      -----------                   --------
1.

2.

3.

Item C.  Location of Lock Boxes


                                               Contact
     Bank Name and Address    Account Number   Person
     ---------------------    --------------   --------
1.

2.

3.

Item D.  Place(s) of Business and Chief Executive Office


Item E.  Trade Names


Item F.  Merger or Other Corporate Reorganization

                                                                     SCHEDULE II
to                                                            Security Agreement
                                                             ([NAME OF GRANTOR])


Item A.  Patents

                                    Issued Patents

(*)Country     Patent No.     Issue Date     Inventor(s)         Title
----------     ----------     ----------     -----------         -----


                             Pending Patent Applications

*Country  Serial No.     Filing Date    Inventor(s)         Title
--------  ----------     -----------    -----------         -----



                          Patent Applications in Preparation

                           Expected
*Country  Docket No.     Filing Date    Inventor(s)         Title
-------   ----------     -----------    -----------         -----




Item B.  Patent Licenses

-------------------
* List items related to the United States first for ease of recordation. List items related to other countries next, grouped by country and in alphabetical order by country name.


 *Country or                        Effective  Expiration     Subject
 Territory     Licensor  Licensee     Date       Date         Matter
------------   --------  --------   ---------  ----------     -------




                                                                    SCHEDULE III
                                                           to Security Agreement
                                                             ([NAME OF GRANTOR])


Item A.  Trademarks


                                Registered Trademarks

(*)Country     Trademark Registration No.    Registration Date
----------     --------- ----------------    ------------------


                            Pending Trademark Applications

*Country    Trademark      Serial No.     Filing Date
--------    ---------      ----------     -----------




                        Trademark Applications in Preparation

                                         Expected      Products/
*Country  Trademark      Docket No.     Filing Date    Services
--------  ---------      ----------     -----------    --------



Item B.  Trademark Licenses


*Country or                                 Effective   Expiration
 Territory     Trademark Licensor  Licensee    Date       Date
-----------    --------- --------  --------    ----       ----


------------------------
   * List items related to the United States first for ease of recordation. List items related to other countries next, grouped by country and in alphabetical order by country name.

                                                                     SCHEDULE IV
                                                           to Security Agreement
                                                             ([NAME OF GRANTOR])


Item A.  Copyrights/mask Works

                           Registered Copyrights/Mask Works

(*)Country     Registration No.    Registration Date   Author(s)     Title
----------     ----------------    -----------------   ---------     -----




                Copyright/Mask Work Pending Registration Applications

*Country  Serial No.     Filing Date    Author(s)     Title
--------  ----------     -----------    ---------     -----




             Copyright/Mask Work Registration Applications in Preparation

                          Expected
*Country  Docket No.     Filing Date    Author(s)     Title
--------  ----------     -----------    ---------     -----


Item B.  Copyright/Mask Work Licenses


*Country or                         Effective   Expiration     Subject
 Territory     Licensor  Licensee     Date         Date        Matter
-----------    --------  ---------  ----------  ----------     -------


------------------------
   * List items related to the United States first for ease of recordation. List items related to other countries next, grouped by country and in alphabetical order by country name.

                                                                  SCHEDULE V
                                                       to Security Agreement
                                                         ([NAME OF GRANTOR])


                          TRADE SECRET OR KNOW-HOW LICENSES


(*)Country or                      Effective   Expiration     Subject
 Territory     Licensor  Licensee     Date        Date         Matter
-------------  --------  --------  ---------   ----------     -------











-----------------------
   * List items related to the United States first for ease of recordation. List items related to other countries next, grouped by country and in alphabetical order by country name.

                                                                       EXHIBIT A
                                                           to Security Agreement


                              PATENT SECURITY AGREEMENT

     This PATENT SECURITY AGREEMENT (this "AGREEMENT"), dated as of July 29, 1998, is made between ___________________, a ____________ (the "GRANTOR"), and
THE BANK OF NOVA SCOTIA ("SCOTIABANK"), in its capacity as Administrative Agent for each of the Secured Parties;


                                W I T N E S S E T H :

     WHEREAS, pursuant to a Credit Agreement, dated as of July 29, 1998 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "CREDIT AGREEMENT"), among THE TITAN CORPORATION, a Delaware corporation (the "BORROWER"), the various financial institutions as are or may become parties thereto (the "LENDERS"), Scotiabank, as Administrative Agent, and Imperial Bank, as Documentation Agent, the Lenders and the Issuers have extended Commitments to make Credit Extensions to the Borrower;

     WHEREAS, in connection with the Credit Agreement, the Grantor has executed and delivered a Subsidiary Security Agreement, dated as of July 29, 1998 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "SECURITY AGREEMENT");

     WHEREAS, as a condition precedent to the making of the Credit Extensions (including the initial Credit Extension) under the Credit Agreement, the Grantor is required to execute and deliver this Security Agreement;

     WHEREAS, the Grantor has duly authorized the execution, delivery and performance of this Security Agreement; and

     WHEREAS, it is in the best interests of the Grantor to execute this Security Agreement inasmuch as the Grantor will derive substantial direct and indirect benefits from the Credit Extensions made from time to time to the Borrower by the Lenders and the Issuers pursuant to the Credit Agreement;

     NOW THEREFORE, for good and valuable consideration the receipt of which is hereby acknowledged, and in order to induce the Lenders and the Issuers to make Credit Extensions (including the initial Credit Extension) to the Borrower pursuant to the Credit Agreement, the Grantor agrees, for the benefit of each Secured Party, as follows.

     SECTION 1. DEFINITIONS. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided (or incorporated by reference) in the Security Agreement.

     SECTION 2. GRANT OF SECURITY INTEREST. For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, to secure all of the Secured Obligations, the Grantor does hereby mortgage, pledge and hypothecate to the Administrative Agent, and grant to the Administrative Agent a security interest in, for its benefit and the benefit of each Secured Party, all of the following property (the "PATENT COLLATERAL"), whether now owned or hereafter acquired or existing by it:

          (a) all letters patent and applications for letters patent throughout the world, including all patent applications in preparation for filing anywhere in the world and including each patent and patent application referred to in ITEM A of ATTACHMENT 1 attached hereto;

          (b) all reissues, divisions, continuations, continuations-in-part, extensions, renewals and reexaminations of any of the items described in CLAUSE (A);

          (c) all patent licenses, including each patent license referred to in ITEM B of ATTACHMENT 1 attached hereto; and

          (d) all proceeds of, and rights associated with, the foregoing (including license royalties and proceeds of infringement suits), the right to sue third parties for past, present or future infringements of any patent or patent application, including any patent or patent application referred to in ITEM A of ATTACHMENT 1 attached hereto, and for breach or enforcement of any patent license, including any patent license referred to in ITEM B of ATTACHMENT 1 attached hereto, and all rights corresponding thereto throughout the world.

     SECTION 3. SECURITY AGREEMENT. This Agreement has been executed and delivered by the Grantor for the purpose of registering the security interest of the Administrative Agent in the Patent Collateral with the United States Patent and Trademark Office and corresponding offices in other countries of the world. The security interest granted hereby has been granted as a supplement to, and not in limitation of, the security interest granted to the Administrative Agent for its benefit and the benefit of each Secured Party under the Security Agreement. The Security Agreement (and all rights and remedies of the Administrative Agent and each Secured Party thereunder) shall remain in full force and effect in accordance with its terms.

     SECTION 4. RELEASE OF SECURITY INTEREST. Upon the Termination Date, the Administrative Agent shall, at the Grantor's expense, execute and deliver to the Grantor all instruments and other documents as may be necessary or proper to release the lien on and security interest in the Patent Collateral which has been granted hereunder.

     SECTION 5. ACKNOWLEDGMENT. The Grantor does hereby further acknowledge and affirm that the rights and remedies of the Administrative Agent with respect to the security interest in the Patent Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which (including the remedies provided for therein) are incorporated by reference herein as if fully set forth herein.

     SECTION 6. LOAN DOCUMENT, ETC. This Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions of the Credit Agreement.

     SECTION 7. COUNTERPARTS. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.

                                   [NAME OF GRANTOR]


                                   By
                                     --------------------------------
                                     Name:
                                     Title:



                                   THE BANK OF NOVA SCOTIA, as
                                   Administrative Agent



                                   By
                                     --------------------------------
                                     Name:
                                     Title:

                                                                    ATTACHMENT 1
                                                    to Patent Security Agreement


Item A.  Patents

                                    Issued Patents

(*)Country     Patent No.     Issue Date     Inventor(s)         Title
----------     ----------     ----------     -----------         -----




                             Pending Patent Applications

*Country  Serial No.     Filing Date    Inventor(s)         Title
--------  ----------     -----------    -----------         -----




                          Patent Applications in Preparation

                           Expected
*Country  Docket No.     Filing Date    Inventor(s)         Title
--------  ----------     -----------    -----------         -----


Item B.  Patent Licenses



*Country or                        Effective  Expiration    Subject
 Territory     Licensor  Licensee     Date      Date         Matter
 ----------    --------  --------     ----      ----         -------



------------------------
   * List items related to the United States first for ease of recordation. List items related to other countries next, grouped by country and in alphabetical order by country name.

                                                                       EXHIBIT B
                                                           to Security Agreement


                             TRADEMARK SECURITY AGREEMENT

     This TRADEMARK SECURITY AGREEMENT (this "AGREEMENT"), dated as of July 29, 1998, is made between _____________________, a ___________ __________ (the
"GRANTOR"), and THE BANK OF NOVA SCOTIA ("Scotiabank"), as Administrative Agent (the "ADMINISTRATIVE AGENT") for each of the Secured Parties;

                                W I T N E S S E T H :

     WHEREAS, pursuant to a Credit Agreement, dated as of July 29, 1998 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "CREDIT AGREEMENT"), among THE TITAN CORPORATION, a Delaware corporation, (the "BORROWER"), the various financial institutions as are or may become parties thereto (the "LENDERS"), Scotiabank, as administrative agent (the "ADMINISTRATIVE AGENT"), and Imperial Bank, as Documentation Agent, the Lenders and the Issuers have extended Commitments to make Credit Extensions to the Borrower;

     WHEREAS, in connection with the Credit Agreement, the Grantor has executed and delivered a Subsidiary Security Agreement, dated as of July 29, 1998 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "SECURITY AGREEMENT");

     WHEREAS, as a condition precedent to the making of the Credit Extensions (including the initial Credit Extension) under the Credit Agreement, the Grantor is required to execute and deliver this Security Agreement;

     WHEREAS, the Grantor has duly authorized the execution, delivery and performance of this Security Agreement; and

     WHEREAS, it is in the best interests of the Grantor to execute this Security Agreement inasmuch as the Grantor will derive substantial direct and indirect benefits from the Credit Extensions made from time to time to the Borrower by the Lenders and the Issuers pursuant to the Credit Agreement;

     NOW THEREFORE, for good and valuable consideration the receipt of which is hereby acknowledged, and in order to induce the Lenders and the Issuers to make Credit Extensions (including the initial Credit Extension) to the Borrower pursuant to the Credit Agreement, the Grantor agrees, for the benefit of each Secured Party, as follows.

     SECTION 1. DEFINITIONS. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided (or incorporated by reference) in the Security Agreement.

     SECTION 2. GRANT OF SECURITY INTEREST. For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, to secure all of the Secured Obligations, the Grantor does hereby mortgage, pledge and hypothecate to the Administrative Agent, and grant to the Administrative Agent a security interest in, for its benefit and the benefit of each Secured Party, all of the following property (the "TRADEMARK COLLATERAL"), whether now owned or hereafter acquired or existing by it:

          (a) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, certification marks, collective marks, logos, other source of business identifiers, prints and labels on which any of the foregoing have appeared or appear, designs and general intangibles of a like nature (all of the foregoing items in this CLAUSE (A) being collectively called a "TRADEMARK"), now existing anywhere in the world or hereafter adopted or acquired, whether currently in use or not, all registrations and recordings thereof and all applications in connection therewith, whether pending or in preparation for filing, including registrations, recordings and applications in the United States Patent and Trademark Office or in any office or agency of the United States of America or any State thereof or any foreign country, including those referred to in ITEM A of ATTACHMENT 1 attached hereto;

          (b) all Trademark licenses, including each Trademark license referred to in ITEM B of ATTACHMENT 1 attached hereto;

          (c) all reissues, extensions or renewals of any of the items described in CLAUSES (A) and (B);

          (d) all of the goodwill of the business connected with the use of, and symbolized by the items described in, CLAUSES (A) and (B); and

          (e) all proceeds of, and rights associated with, the foregoing, including any claim by the Grantor against third parties for past, present or future infringement or dilution of any Trademark, Trademark registration or Trademark license, including any Trademark, Trademark registration or Trademark license referred to in ITEM A and ITEM B of ATTACHMENT 1 attached hereto, or for any injury to the goodwill associated with the use of any such Trademark or for breach or enforcement of any Trademark license.

     SECTION 3. SECURITY AGREEMENT. This Agreement has been executed and delivered by the Grantor for the purpose of registering the security interest of the Administrative Agent in the Trademark Collateral with the United States Patent and Trademark Office and corresponding offices in other countries of the world. The security interest granted hereby has been granted as a supplement to, and not in limitation of, the security interest granted to the Administrative Agent for its benefit and the benefit of each Secured Party under the Security Agreement. The Security Agreement (and all rights and remedies of the Administrative Agent and each Secured Party thereunder) shall remain in full force and effect in accordance with its terms.

     SECTION 4. RELEASE OF SECURITY INTEREST. Upon the Termination Date, the Administrative Agent shall, at the Grantor's expense, execute and deliver to the Grantor all instruments and other documents as may be necessary or proper to release the lien on and security interest in the Trademark Collateral which has been granted hereunder.

     SECTION 5. ACKNOWLEDGMENT. The Grantor does hereby further acknowledge and affirm that the rights and remedies of the Administrative Agent with respect to the security interest in the Trademark Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which (including the remedies provided for therein) are incorporated by reference herein as if fully set forth herein.

     SECTION 6. LOAN DOCUMENT, ETC. This Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions of the Credit Agreement.

     SECTION 7. COUNTERPARTS. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.

                                   [NAME OF GRANTOR]


                                   By
                                     ------------------------------
                                   Name:
                                   Title:



                                   THE BANK OF NOVA SCOTIA, as
                                    Administrative Agent


                                   By
                                     ------------------------------
                                     Name:
                                     Title:

                                                                    ATTACHMENT 1
                                                                    to Trademark
                                                              Security Agreement


Item A.  Trademarks



                                Registered Trademarks

(*)Country      Trademark     Registration No.       Registration Date
----------      ---------     ----------------       -----------------



                            Pending Trademark Applications

*Country      Trademark          Serial No.          Filing Date
--------      ---------          ----------          -----------




                        Trademark Applications in Preparation

                                        Expected       Products/
*Country  Trademark      Docket No.     Filing Date    Services
--------  ---------      ----------     -----------    --------



------------------------
   * List items related to the United States first for ease of recordation. List items related to other countries next, grouped by country and in alphabetical order by country name.

Item B.  Trademark Licenses


*Country or                                   Effective  Expiration
 Territory     Trademark  Licensor  Licensee     Date       Date
-----------    ---------  --------  --------     ----       ----


                                                                       EXHIBIT C
to                                                            Security Agreement


                             COPYRIGHT SECURITY AGREEMENT

     This COPYRIGHT SECURITY AGREEMENT (this "AGREEMENT"), dated as of July 29,
1998, is made between _____________________, a             __________ (the
"GRANTOR"), and THE BANK OF NOVA SCOTIA ("SCOTIABANK"), in its capacity as Administrative Agent (the "ADMINISTRATIVE AGENT") for each of the Secured Parties;


                                W I T N E S S E T H :

     WHEREAS, pursuant to a Credit Agreement, dated as of July 29, 1998 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "CREDIT AGREEMENT"), among THE TITAN CORPORATION, a Delaware corporation (the "BORROWER"), the various financial institutions as are or may become parties thereto (the "LENDERS"), Scotiabank, as administrative agent for the Lenders (the "ADMINISTRATIVE AGENT"), and Imperial Bank, as Documentation Agent, the Lenders and the Issuers have extended Commitments to make Credit Extensions to the Borrower;

     WHEREAS, in connection with the Credit Agreement, the Grantor has executed and delivered a Subsidiary Security Agreement, dated as of July 29, 1998 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "SECURITY AGREEMENT");

     WHEREAS, as a condition precedent to the making of the Credit Extensions (including the initial Credit Extension) under the Credit Agreement, the Grantor is required to execute and deliver this Security Agreement;

     WHEREAS, the Grantor has duly authorized the execution, delivery and performance of this Security Agreement; and

     WHEREAS, it is in the best interests of the Grantor to execute this Security Agreement inasmuch as the Grantor will derive substantial direct and indirect benefits from the Credit Extensions made from time to time to the Borrower by the Lenders and the Issuers pursuant to the Credit Agreement;

     NOW THEREFORE, for good and valuable consideration the receipt of which is hereby acknowledged, and in order to induce the Lenders and the Issuers to make Credit Extensions

(including the initial Credit Extension) to the Borrower pursuant to the Credit Agreement, the Grantor agrees, for the benefit of each Secured Party, as follows.

     SECTION 1. DEFINITIONS. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided (or incorporated by reference) in the Security Agreement.

     SECTION 2. GRANT OF SECURITY INTEREST. For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, to secure all of the Secured Obligations, the Grantor does hereby mortgage, pledge and hypothecate to the Administrative Agent, and grant to the Administrative Agent a security interest in, for its benefit and the benefit of each Secured Party, all of the following property (the "COPYRIGHT COLLATERAL"), whether now owned or hereafter acquired or existing by it, being all copyrights (including all copyrights for semi-conductor chip product mask works) of the Grantor, whether statutory or common law, registered or unregistered, now or hereafter in force throughout the world including all of the Grantor's right, title and interest in and to all copyrights registered in the United States Copyright Office or anywhere else in the world and also including the copyrights referred to in ITEM A of ATTACHMENT 1 attached hereto, and all applications for registration thereof, whether pending or in preparation, all copyright licenses, including each copyright license referred to in ITEM B of ATTACHMENT 1 attached hereto, the right to sue for past, present and future infringements of any thereof, all rights corresponding thereto throughout the world, all extensions and renewals of any thereof and all proceeds of the foregoing, including licenses, royalties, income, payments, claims, damages and proceeds of suit.

     SECTION 3. SECURITY AGREEMENT. This Agreement has been executed and delivered by the Grantor for the purpose of registering the security interest of the Administrative Agent in the Copyright Collateral with the United States Copyright Office and corresponding offices in other countries of the world. The security interest granted hereby has been granted as a supplement to, and not in limitation of, the security interest granted to the Administrative Agent for its benefit and the benefit of each Secured Party under the Security Agreement. The Security Agreement (and all rights and remedies of the Administrative Agent and each Secured Party thereunder) shall remain in full force and effect in accordance with its terms.

     SECTION 4. RELEASE OF SECURITY INTEREST. Upon the Termination Date, the Administrative Agent shall, at the Grantor's expense, execute and deliver to the Grantor all instruments and other documents as may be necessary or proper to release the lien on and security interest in the Copyright Collateral which has been granted hereunder.

     SECTION 5. ACKNOWLEDGMENT. The Grantor does hereby further acknowledge and affirm that the rights and remedies of the Administrative Agent with respect to the security interest in the Copyright Collateral granted hereby are more fully set forth in the Security

Agreement, the terms and provisions of which (including the remedies provided for therein) are incorporated by reference herein as if fully set forth herein.

     SECTION 6. LOAN DOCUMENT, ETC. This Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions of the Credit Agreement.

     SECTION 7. COUNTERPARTS. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.

                                       [NAME OF GRANTOR]


                                       By
                                         -------------------------------------
                                         Name:
                                         Title:



                                        THE BANK OF NOVA SCOTIA, as
                                         Administrative Agent


                                       By
                                         -------------------------------------
                                         Name:
                                         Title:

                                                                    ATTACHMENT 1
                                                                    to Copyright
                                                              Security Agreement


Item A.  Copyrights/mask Works


                           Registered Copyrights/Mask Works

(*)Country    Registration No.    Registration Date   Author(s)     Title
----------    ----------------    -----------------   ---------     -----





                Copyright/Mask Work Pending Registration Applications

*Country  Serial No.     Filing Date    Author(s)     Title
--------  ----------     -----------    ---------     -----




             Copyright/Mask Work Registration Applications in Preparation

                          Expected
*Country  Docket No.     Filing Date    Author(s)     Title
--------  ----------     -----------    ---------     ------



Item B.  Copyright/Mask Work Licenses


*Country or                        Effective  Expiration   Subject
 Territory     Licensor  Licensee     Date      Date        Matter
-----------    --------  --------     ----      ----        ------



--------------------------
   * List items related to the United States first for ease of recordation. List items related to other countries next, grouped by country and in alphabetical order by country name.

July 29, 1998



The Bank of Nova Scotia
One Liberty Plaza
New York, New York 10006



     Re:  THE TITAN CORPORATION

Ladies and Gentlemen:

This letter is furnished to you in connection with the Credit Agreement, dated as of July 29, 1998 (the "CREDIT AGREEMENT"), between The Titan Corporation (the "BORROWER"), various financial institutions from time to time parties thereto (the "LENDERS"), The Bank of Nova Scotia as the agent for the Lenders (in such capacity, the "AGENT"), and Imperial Bank as the documentation agent. Unless otherwise defined, terms used herein have the meanings provided in the Credit Agreement.

In connection with this opinion, I have examined originals or copies, certified or otherwise identified to my satisfaction, of such certificates or comparable documents of public officials and of officers and other representatives of the Borrower and the Subsidiaries, and such other agreements, instruments and other documents, as I have deemed necessary for the purposes of this opinion.

In addition, in connection with this opinion, I have examined originals or copies, certified or otherwise identified to my satisfaction, of the following documents (each dated July 29, 1998, unless otherwise stated):

     (a)  the Credit Agreement;

     (b)  the Notes;

     (c)  the Borrower Security Agreement;

     (d)  the Subsidiary Security Agreement;

     (e)  the Borrower Pledge Agreement;

     (f)  the Subsidiary Pledge Agreement;

     (g)  the Subsidiary Guaranty;

     (h)  the Intercompany Subordination Agreement;

     (i)  the Trademark Security Agreement;

     (j)  the Patent Security Agreement;

     (k)  the Copyright Security Agreement;

     (l) copies of the Articles and Certificates of Incorporation and By-Laws described on Exhibit "A" attached hereto (collectively, the "Organic Documents");

     (m) copies of the resolutions of the Board of Directors of the entities described on Exhibit "A" attached hereto; and

     (n) copies of the good standing/status certificates described on Exhibit "B" attached hereto.

For purposes of this opinion, the agreements, documents, notes and instruments referred to in clauses (a) through (k) above are hereinafter collectively referred to as the "TRANSACTION DOCUMENTS." The Persons described on Exhibit "A" other than Borrower are sometimes collectively referred to herein as the "Subsidiaries."

Based upon the foregoing, and subject to the limitations, assumptions, exceptions and qualifications set forth below, I am of the opinion that as of the date hereof:

     1. The Borrower is (i) a corporation duly incorporated and existing and in good standing under the laws of Delaware and (ii) duly qualified to do business in each jurisdiction where the nature of its business requires such qualification except where the failure to so qualify would not constitute a Material Adverse Effect. The Borrower has full power and authority, and holds all requisite governmental licenses, permits and other approvals, to enter into and perform its Obligations under each Transaction

The Bank of Nova Scotia
July 29, 1998
Page 3


     Document to which it is a party and to conduct its business substantially as currently conducted by it.

     2. Each Subsidiary is (i) a corporation duly incorporated and existing and in good standing under the laws of the state of its incorporation and
     (ii) duly qualified to do business in each jurisdiction where the nature of its business requires such qualification except where the failure to so qualify would not constitute a Material Adverse Effect. Each Subsidiary has full power and authority, and holds all requisite governmental licenses, permits and other approvals, to enter into and perform its Obligations under each Transaction Document to which it is a party and to conduct its business substantially as currently conducted by it such that the failure to hold such licenses, permits, and other approvals would not constitute a Material Adverse Effect.

     3. The Borrower has duly authorized by all necessary corporate action the execution, delivery and performance of each Transaction Document to which it is a party, and the execution, delivery and performance thereof do not

          (a)  contravene the Organic Documents of the Borrower;

          (b) contravene any law or governmental regulation or, to the best of my knowledge, any contractual restriction, court decree or order binding on or affecting the Borrower, the contravention of which constitute a Material Adverse Effect; or

          (c) result in, or require the creation or imposition of, any Lien under any agreement or instrument on any properties of the Borrower, other than a Lien in favor of the Agent pursuant to the terms of a Transaction Document.

     4. Each Subsidiary has duly authorized by all necessary corporate action the execution, delivery and performance of each Transaction Document to which it is a party, and the execution, delivery and performance thereof do not

          (a)  contravene the Organic Documents of such Subsidiary;

          (b) contravene any law or governmental regulation or, to the best of my knowledge, any contractual restriction, court decree or order binding on

The Bank of Nova Scotia
July 29, 1998
Page 4


               or affecting such Subsidiary, the contravention of which constitute a Material Adverse Effect; or

          (c) result in, or require the creation or imposition of, any Lien under any agreement or instrument on any properties of such Subsidiary, other than a Lien in favor of the Agent pursuant to the terms of a Transaction Document.

     5. No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery or performance by the Borrower of any of the Transaction Documents to which it is a party.

     6. No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery or performance by each Subsidiary of any of the Transaction Documents to which it is a party.

     7. There is no pending, nor, to the best of my knowledge after due inquiry, threatened litigation, action, proceeding, investigation or labor controversy affecting the Borrower or any of its properties, business, assets or revenues which may cause a Material Adverse Effect or which purports to affect the legality, validity or enforceability of any of the Transaction Documents.

     8. There is no pending, nor, to the best of my knowledge after due inquiry, threatened litigation, action, proceeding, investigation or labor controversy affecting each Subsidiary or any of its properties, business, assets or revenues which may cause a Material Adverse Effect or which purports to affect the legality, validity or enforceability of any of the Transaction Documents.

     9. The Pledged Interests (as defined in the Borrower Pledge Agreement), other than Pledged Notes (as defined in the Borrower Pledge Agreement), issued by the Subsidiaries listed in ATTACHMENT I to the Borrower Pledge Agreement have been duly authorized and validly issued, are fully paid and non-assessable and constitute all of the issued and outstanding shares of stock of such Subsidiaries.

The Bank of Nova Scotia
July 29, 1998
Page 5


     10. The Pledged Interests (as defined in the Subsidiary Pledge Agreement), other than Pledged Notes (as defined in the Subsidiary Pledge Agreement), issued by the Subsidiaries listed in ATTACHMENT I to the Subsidiary Pledge Agreement have been duly authorized and validly issued, are fully paid and non-assessable and constitute all of the issued and outstanding shares of stock of such Subsidiaries.

I assume for purposes of this opinion that each individual, corporation, limited liability company, partnership, association, joint-stock company, trust, unincorporated organization, joint venture or Governmental Authority (foreign or domestic) (each, a "PERSON") who is a party to any of the Transaction Documents (other than the Borrower and the Subsidiaries) is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization; that each of such Transaction Documents has been duly authorized by each Person who is a party thereto (other than the Borrower and the Subsidiaries); that each of the Transaction Documents has been duly executed and delivered by each Person who is a party thereto (other than the Borrower and the Subsidiaries) and constitutes or will constitute the legal, valid and binding obligation of each Person (other than the Borrower and the Subsidiaries), enforceable in accordance with its terms; and that each Person (other than the Borrower and the Subsidiaries) that is a party to any Transaction Document has the requisite corporate or other organizational power and authority to perform its obligations under such Transaction Document. I am not expressing any opinion as to the effect of any compliance or non-compliance by any agent, bank, or other lender with any state or federal laws or regulations applicable to the transactions contemplated by the Transaction Documents because of the nature of such Person's business.

For purposes of my opinions in paragraphs 1 and 2 above with respect to good standing, I have relied upon the certificates described in Exhibit "B" attached hereto.

Whenever a statement herein is qualified by "knowledge" or any similar phrase, it is intended to indicate that, during the course of my representation of Borrower and the Subsidiaries, no information that would give me current actual knowledge of the inaccuracy of such statement has come to my attention.

I express no opinion herein as to any law other than the laws of the State of California, the general corporate laws of the State of Delaware, and the federal law of the United States. The opinions expressed above are limited to the laws of the State of California, the general corporate laws of the State of Delaware, and the Federal laws of the United States, and do not express any opinion herein concerning any other law.

The Bank of Nova Scotia
July 29, 1998
Page 6


I express no opinion regarding any laws, rules or regulations that relate to or limit the effect of the Transaction Documents with respect to contracts with any governmental agency involving matters of national security or other sensitive military or governmental activities.

The opinions expressed herein have been rendered at your request, are solely for your benefit in connection with the transactions contemplated by the Transaction Documents and may not be relied upon by you in any other manner or by any other Person in any manner or for any purpose and may not be communicated or published by you to any other Person for any purpose without my prior written approval in each instance.


Very truly yours,


By:__________________________
     Ira Frazer, General Counsel

                                     EXHIBIT "A"

          LIST OF ARTICLES/CERTIFICATES OF INCORPORATION AND BY-LAWS
                             REVIEWED BY GENERAL COUNSEL

                                     EXHIBIT "B"

                          GOOD STANDING/STATUS CERTIFICATES

July 29, 1998



The Bank of Nova Scotia
One Liberty Plaza
New York, NY  10006

Re:   THE TITAN CORPORATION

Ladies and Gentlemen:

This letter is furnished to you in connection with the Credit Agreement, dated as of July 29, 1998 (the "CREDIT AGREEMENT"), between The Titan Corporation (the "BORROWER"), various financial institutions from time to time parties thereto (the "LENDERS"), The Bank of Nova Scotia as the agent for the Lenders (in such capacity, the "ADMINISTRATIVE AGENT"), and Imperial Bank as the documentation agent. Unless otherwise defined, terms used herein have the meanings provided in the Credit Agreement. The Uniform Commercial Code as in effect in the State of New York is referred to herein as the "UCC". The Uniform Commercial Code as in effect in the State of California is referred to herein as the "CALIFORNIA UCC."

We have acted as special counsel to the Borrower and its Subsidiaries in connection with the preparation of the Transaction Documents (as defined below). In that regard, we have examined originals or copies, certified or otherwise identified to our satisfaction, of the following documents (each dated July 29, 1998, unless otherwise stated):

      a.     the Credit Agreement;

      b.     the Notes;

      c.     the Borrower Security Agreement;

      d.     the Subsidiary Security Agreement;

      e.     the Borrower Pledge Agreement;

      f.     the Subsidiary Pledge Agreement;

      g.     the Trademark Security Agreement;

      h.     the Patent Security Agreement;

      i.     the Copyright Security Agreement;

      j.     the Subsidiary Guaranty;

      k.     the Intercompany Subordination Agreement;

      l. execution copies of financing statements on Form UCC-1 (the "BORROWER SECURITY AGREEMENT FINANCING STATEMENTS") under the California UCC, naming the Borrower as debtor and the Administrative Agent as secured party, covering the Collateral described in the Borrower Security Agreement and the Borrower Pledge Agreement (the "BORROWER SECURITY AGREEMENT COLLATERAL"), which Financing Statements will be filed in the filing offices (the "BORROWER SECURITY AGREEMENT FILING OFFICES") listed in ITEM A in
             SCHEDULE I hereto; and

      m. execution copies of financing statements on Form UCC-1 (the "SECURITY AGREEMENT FINANCING STATEMENTS") under the California UCC, naming the relevant Subsidiary as debtor and the Administrative Agent as secured party, covering the Collateral described in the Subsidiary Security Agreement and the Subsidiary Pledge Agreement (the "SUBSIDIARY SECURITY AGREEMENT COLLATERAL"), which Financing Statements will be filed in the filing offices (the "SECURITY AGREEMENT FILING OFFICES") listed in ITEM B in SCHEDULE I hereto.

For purposes of this opinion, the agreements, documents, notes and instruments referred to in clauses (a) through (k) above are hereinafter collectively referred to as the "TRANSACTION DOCUMENTS." The Persons described on Exhibit "A" other than Borrower are sometimes collectively referred to herein as the "Subsidiaries." The Borrower Security Agreement Financing Statements and the Security Agreement Financing Statements are sometimes collectively referred to herein as the "Financing Statements."

As to certain factual matters, we have, with your consent, relied upon certificates or opinions of officers, counsel or other representatives of the Borrower and the Subsidiaries and the representations and warranties of the Borrower and the Subsidiaries in the Transaction Documents, all without independent verification by us. In addition, we have obtained and

The Bank of Nova Scotia
July 29, 1998
Page 3


relied upon such certificates and assurances from public officials as we have deemed necessary.

We have investigated such questions of law for the purpose of rendering this opinion as we have deemed necessary. Members of our firm who are involved with this matter are admitted to the bars in the States of California and New York. For the purposes of our opinion, we have assumed, with your consent and without independent investigation, the correctness and accuracy of the opinion, dated July 29, 1998, of Ira Frazer, Esq., general counsel to the Borrower. We are opining herein only as to the effect on the subject transaction of the present internal laws of the States of New York, California and Federal law (without regard to conflicts of laws or principles), excluding municipal and local ordinances and regulations. We express no opinion with respect to the applicability to or the effect on the subject transaction of the laws of any other jurisdiction. We expressly disclaim any responsibility to revise or supplement this opinion should any such laws be changed by, or compilations of any such laws be updated to reflect, legislative or regulatory action, judicial decision or otherwise after the date hereof. Nor do we opine upon any laws, rules or regulations that relate to or limit the effect of the Transaction Documents with respect to contracts with any governmental agency involving matters of national security or other sensitive military or governmental activities.

                         GENERAL ASSUMPTIONS AND LIMITATIONS

Our opinions expressed below are subject to the following assumptions and limitations:

      (1) We have assumed the genuineness of all signatures on the documents reviewed by us, the authenticity of all such documents submitted to us as originals, and the conformity to the originals of all such documents submitted to us as photocopies or conformed copies and the authenticity of the originals of such latter documents.

      (2) We have assumed that: (i) the Administrative Agent and the Lenders have not waived, subordinated or agreed to any modification of the attachment, perfection or priority of the security interests created by the Transaction Documents or acted in any way inconsistent with the maintenance, perfection, or priority of such security interests; (ii) the tangible personal property constituting the Collateral located in California and described on the UCC-1s filed in the appropriate California governmental office will at all relevant times be located in the State of California; (iii) at all relevant times, each of the parties (other than the Borrower and the Subsidiaries) to the Transaction Documents (a) is validly existing and in

The Bank of Nova Scotia
July 29, 1998
Page 4


good standing in the respective jurisdiction of its organization and has satisfied all applicable governmental requirements and other laws and requirements, in each case to the extent necessary to its execution, delivery and performance of the Transaction Documents to which it is a party, (b) has the requisite power and authority, respectively, to act with respect to the authorization, execution, delivery and performance of such documents and agreements to which it is a party, and (c) has duly and validly authorized, executed and delivered each of such documents and agreements to which it is a party; and (iv) the execution, delivery and performance at closing of the Transaction Documents by each party, other than the Borrower and the Subsidiaries, do not conflict with, result in a breach or violation of, or constitute a default under, any of the terms, conditions or provisions of the articles or certificate of incorporation or by-laws of each such party.

      (3) We have assumed that: (i) other than the Transaction Documents, there are no agreements or understandings among the parties, written or oral, and no usage of trade or course of prior dealing among the parties which would, in either case, define, supplement or qualify the terms of any of the Transaction Documents, and (ii) each of the Borrower and the Subsidiaries has rights in the Collateral owned by it such that each item of Collateral constitutes property in which a security interest can be granted under the UCC, and that each of the Borrower and the Subsidiaries has received value under the Transaction Documents, all as required by Section 9-203 of the UCC for a security interest to attach to collateral and be enforceable.

      (4) We have assumed that all applicable California taxes due and payable by the Administrative Agent and the Lenders have been paid.

                                       OPINIONS

Based upon the foregoing, and subject to the limitations, qualifications, assumptions and exceptions set forth below, we are of the opinion that:

      1. Each of the Transaction Documents to which the Borrower is a party constitutes the legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms.

      2. Each of the Transaction Documents to which each Subsidiary is a party constitutes the legal, valid and binding obligation of such Subsidiary enforceable against such Subsidiary in accordance with its terms.

The Bank of Nova Scotia
July 29, 1998
Page 5


      3. The Borrower Pledge Agreement creates a valid security interest in favor of the Administrative Agent in the Collateral (as defined in the Borrower Pledge Agreement), as security for the Secured Obligations (as defined in the Borrower Pledge Agreement), and the Administrative Agent having and maintaining possession of the certificates representing the Pledged Interests (as defined in the Borrower Pledge Agreement), other than Pledged Notes (as defined in the Borrower Pledge Agreement), together with stock powers duly executed in blank by the Borrower delivered to the Administrative Agent today (either in California or New York) results in the perfection of such security interest, and, further, the Administrative Agent is a "protected purchaser" of such Pledged Interests.

      4. The Subsidiary Pledge Agreement creates a valid security interest in favor of the Administrative Agent in the Collateral (as defined in the Subsidiary Pledge Agreement), as security for the Secured Obligations (as defined in the Subsidiary Pledge Agreement), and the Administrative Agent having and maintaining possession of the certificates representing the Pledged Interests (as defined in the Subsidiary Pledge Agreement), other than Pledged Notes (as defined in the Subsidiary Pledge Agreement), together with stock powers duly executed in blank by the relevant Subsidiary delivered to the Administrative Agent today (either in California or New York) results in the perfection of such security interest, and, further, the Administrative Agent is a "protected purchaser" of such Pledged Interests.

      5. The provisions of the Borrower Security Agreement are effective under the laws of the State of New York to create in favor of the Administrative Agent a legal and valid security interest in all right, title and interest of the Borrower in and to all Borrower Security Agreement Collateral, in which a security interest can be created under the UCC (the "BORROWER UCC COLLATERAL"), including, without limitation (a) all "equipment" and "inventory" (each as defined in the UCC), now or hereafter owned by the Borrower, and located in California, (b) all "accounts" and "general intangibles" (each as defined in the UCC) now or hereafter owned by the Borrower, to the extent that the Borrower is deemed to be located in California within the meaning of Section 9-103 of the UCC, and (c) all "proceeds" (as defined in the UCC) of such "equipment", "inventory", "accounts" and "general intangibles" (located in California or, with respect to intangible collateral, to the extent Borrower continues to be located in California within the meaning of Section 9-103 of the UCC).

      6. The provisions of the Subsidiary Security Agreement are effective under the laws of the State of New York to create in favor of the Administrative Agent a legal and valid

The Bank of Nova Scotia
July 29, 1998
Page 6


security interest in all right, title and interest of each Subsidiary in and to all Subsidiary Security Agreement Collateral, in which a security interest can be created under the UCC (the "SUBSIDIARY UCC COLLATERAL"), including, without limitation (a) all "equipment" and "inventory" (each as defined in the UCC), now or hereafter owned by each Subsidiary, and located in California, (b) all "accounts" and "general intangibles" (each as defined in the UCC) now or hereafter owned by each Subsidiary, to the extent that each Subsidiary is deemed to be located in California within the meaning of
Section 9-103 of the UCC, and (c) all "proceeds" (as defined in the UCC) of such "equipment", "inventory", "accounts" and "general intangibles" (located in California or, with respect to intangible collateral, to the extent each such Subsidiary continues to be located in California within the meaning of
Section 9-103 of the UCC).

      7. The Financing Statements are in appropriate form for filing and, upon the filing of (a) the Borrower Security Agreement Financing Statements in the Borrower Security Agreement Filing Offices, and (b) the Security Agreement Financing Statements in the Security Agreement Filing Offices, and the payment of the fees and charges set forth on SCHEDULE I hereto which are required in connection with such filings, the Administrative Agent's security interest in all right, title and interest of the Obligors in and to the Borrower UCC Collateral and the Subsidiary UCC Collateral, shall be fully perfected, to the extent that a security interest in such collateral can be perfected by the filing of such financing statements in such offices.

      8. Except for the filing of (a) the Borrower Security Agreement Financing Statements in the Borrower Security Agreement Filing Offices, and (b) the Security Agreement Financing Statements in the Security Agreement Filing Offices, and the payment of the fees and charges described in PARAGRAPH 7 above, no other recordation or filing need be made, and no other action need be taken, in order to perfect or maintain the perfection of the Administrative Agent's security interest in the Borrower UCC Collateral and the Subsidiary UCC Collateral, other than the filings and actions described above (regarding Pledged Interests) or below.

      9. No consent, approval, authorization or order of, or filing or registration with, any Federal or New York State governmental agency or body is required to be made in connection with the execution, delivery and performance by the Borrower of the Transaction Documents to which it is a party, except for
(i) recording the Trademark Security Agreement and the Patent Security Agreement with the United States Patent and Trademark Office and

The Bank of Nova Scotia
July 29, 1998
Page 7


the Copyright Security Agreement with the United States Copyright Office, and
(ii) filing the Financing Statements in the appropriate filing offices in all appropriate jurisdictions.

      10. The Copyright Security Agreement creates in favor of the Administrative Agent a valid security interest in each of the copyrights listed in Schedule A thereto which is duly and validly registered in the United States Copyright Office (each a "Copyright" and collectively the "Copyrights"). Upon the proper filing of the Financing Statements in the offices listed in Schedule I hereto and the recordation of the Copyright Security Agreement in the United States Copyright Office, the Administrative Agent will have a perfected security interest in each Copyright.

      11. The Patent Security Agreement creates in favor of the Administrative Agent a valid security interest in each of the patents listed in Schedule A thereto which is duly and validly issued by the United States Patent and Trademark Office (each a "Patent" and collectively the "Patents"). Upon the proper filing of the Financing Statements in the offices listed in Schedule I hereto and the recordation of the Patent Security Agreement in the United States Patent and Trademark Office, the Administrative Agent will have a perfected security interest in each Patent.

      12. The Trademark Security Agreement creates a favor of the Administrative Agent a valid security interest in each of the trademarks listed in Schedule A thereto which is duly and validly registered in the United States Patent and Trademark Office (each a "Trademark" and collectively the "Trademarks"). Upon the proper filing of the Financing Statements in the offices listed in Schedule I hereto and the recordation of the Trademark Security Agreement in the United States Patent and Trademark Office, the Administrative Agent will have a perfected security interest in each Trademark.

                       ADDITIONAL ASSUMPTIONS, QUALIFICATIONS,
                              LIMITATIONS AND EXCEPTIONS

Our opinions expressed above are subject to the following additional qualifications, assumptions, limitations and exceptions:

      (i) Our opinion is based upon our review only of those laws, statutes, rules and regulations which, in our experience, are normally applicable to transactions which are similar to the transactions contemplated by the Transaction Documents, and we are not expressing any opinion as to the effect of compliance by any party to the Transaction Documents with

The Bank of Nova Scotia
July 29, 1998
Page 8


any laws, statutes, rules or regulations applicable to the transactions because of the nature of such party's business, and we have assumed that the Borrower and the Subsidiaries are not subject to any licensing or other regulatory requirements or provisions under New York, California or Federal law, other than those generally affecting persons conducting business for profit, which would affect the ability of the Borrower or the Subsidiaries to perform their respective obligations under the Transaction Documents. However, to our best knowledge, Borrower and the Subsidiaries are not subject to any licensing or other regulatory requirements or provisions under New York, California or Federal law.

      (ii) Whenever a statement herein is qualified by "known to us", "to our best knowledge" or similar phrase, it is intended to indicate that, during the course of our representation of Borrower and the Subsidiaries, no information that would give us current actual knowledge of the inaccuracy of such statement has come to the attention of those attorneys in this firm who have rendered legal services in connection with the representation described in the introductory paragraph of this opinion letter. We have not, however, undertaken any further independent investigation to determine the accuracy of any such statement, and any limited inquiry undertaken by us during the preparation of this opinion letter should not be regarded as such an investigation or imply that we have any duty to make such an investigation; no inference as to our knowledge of any matters bearing on the accuracy of any such statement should be drawn from the fact of our representation of Borrower and the Subsidiaries in connection with this transaction.

      (iii) For purposes of our opinions 3 and 4 above, (i) we have assumed that the Administrative Agent and the other Lenders do not have notice of any adverse claim to the Pledged Interests, (ii) the Collateral defined in the Borrower Pledge Agreement is and will remain physically within the State of New York, (iii) "protected purchaser" shall have the meaning set forth in UCC
Section 8303, and (iv) such opinions do not apply to any proceeds or other distributions received in connection therewith. For the purposes of opinions 9 through 12 above we have assumed that the holder of the Copyrights, Patents and Trademarks at the time of filing and recordation of each of the Copyright Security Agreement, the Patent Security Agreement and the Trademark Security Agreement, respectively, is as indicated on the Schedules attached thereto.

The Bank of Nova Scotia
July 29, 1998
Page 9


      (iv) Our opinions set forth in paragraphs 1 and 2 above are limited by the following:

             a) applicable bankruptcy, receivership, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of the rights and remedies of creditors, secured parties and parties to executory contracts generally; and such duties and standards as are or may be imposed on creditors, including, without limitation, good faith, materiality, reasonableness, and fair dealing under the UCC or any other applicable law or judicial decision; and

             b) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and the exercise of equitable powers by a court of competent jurisdiction (and no opinion is given herein as to any specific or equitable relief of any kind or as to the availability of equitable remedies);

      (v)    Our opinions are limited by the following:

             a) applicable laws relating to fraudulent conveyances and preferential transfers, as to which we express no opinion; and

             b) law and public policy governing provisions of any of the Transaction Documents providing contribution to a party or indemnifying or prospectively releasing a party with respect to a liability.

      (vi) Our opinions are subject to the constitutionality and continued validity of all statutes and laws reviewed and relied upon by us in connection with rendering the opinions set forth herein.

      (vii) We advise you that courts may not strictly enforce certain covenants contained in the Transaction Documents or allow acceleration of the maturity of the debt evidenced by thereby if it concludes that such enforcement or acceleration would be unreasonable under the then existing circumstances.

      (viii) We express no opinion as to the validity, enforceability or perfection of any security interest in (i) any property with respect to which any federal filing, registration or consent is necessary to assign or perfect an interest therein (except as expressly stated above), (ii) any equipment, rail cars or vehicles as to which perfection of a security interest is

The Bank of Nova Scotia
July 29, 1998
Page 10


dependent upon a notation being made on a certificate of title or the like,
(iii) any property the creation of a security interest in which is excluded from the California UCC or the UCC (e.g., claims for wages, loans made by an insurance company, rights of setoff, tort claims, etc.), (iv) any consumer goods, equipment used in farming operations, farm products, crops, timber or minerals and the like (including oil and gas) or accounts resulting from the sale thereof, any beneficial interest in a trust or a decedent's estate or letters of credit (all as defined in the California UCC or the UCC), or accounts, chattel paper, documents, instruments or general intangibles (all as defined in the UCC) which are or will be due from the United States, any state of the United States, county, municipality or other governmental body or any agency, department or instrumentality thereof, unless the same has been assigned to the Lender pursuant to the Assignment of Claims Act of 1940, as amended, or any similar law or regulation relating to the assignment or pledge thereof; in that connection, however, the creation and perfection of a security interest in such collateral is accomplished under the Transaction Documents together with the filing of the Financing Statements and the Administrative Agent's taking possession of the Pledged Interests as noted above, (v) balances, credits, deposits, accounts, deposit accounts or monies maintained at an office or branch of the Lender other than an office or branch located within the State of California, (vi) goods which are moveable in nature, (vii) any interest in or claim in or under any policy of insurance, except a claim to proceeds payable by reason of loss or damage under insurance policies maintained with respect to inventory or equipment as required by and in compliance with the Transaction Documents, (viii) goods as against a consignor which has delivered or may hereafter deliver such goods to the Borrower or the Subsidiaries under a true consignment (as distinguished from a consignment intended as security), (ix) goods which are installed in or affixed to, or become a part of a product or mass with, goods which are not items of Collateral, (x) inventory in the event of any failure by the Borrower or the Subsidiaries to have compiled or to comply fully with the Fair Labor Standards Act of 1932, as amended, including Sections 206 and 207 thereof, or (xi) fixtures. Furthermore, we express no opinion (a) regarding whether any particular item of Collateral is or is not a "fixture", or (b) with respect to the priority of any lien or security interest under the Transaction Documents (other than the specific opinion rendered above in paragraphs 3 and 4 regarding "protected purchasers"). We bring to your attention the fact that security interests in deposit accounts subject to the California UCC are perfected by notice to the depositary institution, and not by filing of a financing statement.

      (ix) Certain rights, remedies, and waivers contained in the Transaction Documents may be limited or rendered ineffective by applicable laws or judicial decisions governing such provisions or are otherwise limited by the restrictions of public policy.

The Bank of Nova Scotia
July 29, 1998
Page 11


      (x) We call to your attention the fact that under the California UCC, the effectiveness of financing statements will lapse five years after the date of filing thereof, and your security interests perfected pursuant to such financing statements will become unperfected, unless continuation statements are filed within six months prior to the end of such five-year period. We also call to your attention to the fact that security interests under the California UCC perfected pursuant to such financing statements in any of the Collateral will be terminated (i) as to any Collateral acquired by a debtor more than four months after such party changes its name, identity or corporate structure to such an extent as to make its financing statements seriously misleading, unless a new appropriate financing statement indicating the new name, identity or organizational structure of such party is properly filed before the expiration of four months after such change and (ii) as to any collateral consisting of accounts, general intangibles or mobile goods, four months after a debtor changes its chief executive office (or, if earlier, when perfection under the laws of the applicable state would have lapsed under the first sentence of this paragraph), unless such security interests are perfected in such new jurisdiction before that termination. We further call your attention to the fact that, with respect to any collateral consisting of goods which are (i) relocated to another jurisdiction, refiling in such jurisdiction may be required to continue perfection under the laws of such jurisdiction, and (ii) relocated from another jurisdiction to California, refiling in California within four months is required to continue any perfection obtained under the law of such other jurisdiction; provided, however, goods relocated from another jurisdiction to the locations in California described in Schedule I attached hereto complying with the description of the collateral in the financing statements (described above) will not require any such refiling.

      (xi) We bring to your attention the fact that (i) security interests granted with respect to after-acquired property are not enforceable or perfected until the party granting the security interest has acquired rights in such properties, (ii) that certain rights of debtors and duties of secured parties described in Sections 1102(3) and 9501(3) of the California UCC and Sections 1-102(3) and 9-501(3) of the UCC may not be waived, released or disclaimed by agreement prior to a default, (iii) security interests in favor of the Administrative Agent and the Lenders may be affected in the future by circumstances covered by Section 9301(4) of the California UCC and Section 9-301(4) of the UCC, and (iv) our opinions are further subject to the limitations with respect to buyers in the ordinary course of business imposed by Section 9307 and 9308 of the California UCC and Sections 9-307 and 9-308 of the UCC and the limitations with respect to documents, instruments and securities imposed by Section 9309 of the California UCC and Section 9-309 of the UCC.

The Bank of Nova Scotia
July 29, 1998
Page 12


      (xii) This opinion insofar as it opines on the creation of a security interest is limited to the creation of security interests under the laws of the States of New York and California.

      (xiii) We express no opinion with respect to the validity, binding effect or enforceability of any provision of the Transaction Documents which purports to authorize the Lender to sign or file financing statements without the signature of the applicable debtor (except to the extent a secured party may be permitted to execute and file financing statements without the signature of the debtor under Section 9402(2) of the California UCC and Section 9-402(2) of the
UCC).

      (xiv) The creation or enforceability of any security interest granted in accounts receivable is subject (except as provided in Section 9318 of the California UCC and Section 9-318 of the UCC, as applicable) to the rights of account debtors, and the terms of any contracts between the respective debtor and such account debtors, and any claims or defenses of such account debtors against the respective debtor arising under or outside such contracts.

      (xv) We call your attention to the fact that, under certain circumstances described in Section 9306 of the California UCC and Section 9-306 of the UCC, the right of a secured party to enforce a security interest in the proceeds of collateral may be limited (unless the proceeds consist of the collateral described in the financing statements (described above) and the security interest in such proceeds can be perfected by the proper filing of such financing statements).

      (xvi) We advise you that guarantors of personal property secured obligations may be treated as "debtors" under the California UCC and the UCC, thereby accorded rights and remedies of debtors established by the California UCC and the UCC.

      (xvii) We express no opinion as to (i) the title to or the descriptions of, any security interest in any property described in the Transaction Documents in which a security interest has been granted pursuant to the Transaction Documents; (ii) the existence or effect of liens, security interests, charges, encumbrances or claims of right or ownership with respect thereto (other than the security interests granted in favor of the Administrative Agent); (iii) whether such property is the property intended to secure the obligations of the Borrower under the Transaction Documents; and (iv) any matter affecting or in any way related to title. We draw your attention to the fact that certain third party liens may impact the priority of the Administrative Agent's security interest in the Collateral.

The Bank of Nova Scotia
July 29, 1998
Page 13


      (xviii)     We express no opinion with respect to the validity or
enforceability of any provision of the Transaction Documents that:

             a)   In effect, liquidates damages for the breach of a contract;

             b) Imposes what a court may deem to be penalties (prepayment penalties or otherwise), forfeitures, late payment charges or an increased rate of interest, upon delinquency or default in the payment of sums due under the Transaction Documents or any other defaults;

             c) Seeks to define what constitutes good faith or commercially reasonable behavior. We note that a court might not permit the exercise of any right or remedy provided in the Transaction Documents if, under the circumstances then existing, such exercise is deemed to be inconsistent with the covenant of good faith and fair dealing implied under applicable law to exist in all agreements or if the party seeking to exercise such right or remedy fails to act in a commercially reasonable manner or fails to fulfill other duties imposed by statute or judicial decisions. We do believe, however, that subject to the limitations expressed elsewhere in this opinion, enforcement and/or (to the extent permitted under the Transaction Documents) acceleration would be available if an event of default occurs as a result of a material breach of a material covenant contained in the Transaction Documents;

             d) To the extent public policy limits provisions of the Transaction Documents that purport to indemnify or otherwise exonerate any party to the Transaction Documents from the consequences of its inadvertent failure to take actions required to be taken by it thereunder, it being acknowledged that certain defenses, such as waiver, estoppel and laches, may not be waivable in any event;

             e) Purports to grant to the Administrative Agent and the Lenders any "self-help" or summary remedies;

             f) Purports to waive the right of Borrower or the Subsidiaries to object to subject matter, jurisdiction or venue, or to assert any defense based on lack of subject matter, jurisdiction or venue;

The Bank of Nova Scotia
July 29, 1998
Page 14


             g) Purports to waive Borrower's or the Subsidiaries right to a jury trial; and/or

             h) Purports to exculpate or release any party thereto from liability for the acts or omissions of such party proximately causing damages or injuries as the result of such party's ordinary or gross negligence or willful or intentional misconduct, or which purports to impose a duty upon Borrower or any other person, firm or entity, to indemnify any other party when any claimed damages result from the ordinary or gross negligence or willful or intentional misconduct of the party seeking such indemnity to the extent such provisions violate public policy

      (xix) We bring your attention to the fact that requirements in the Transaction Documents specifying that provisions thereof may only be waived in writing may not be valid, binding or enforceable to the extent that an oral agreement or an implied agreement by trade practice or course of conduct has been created modifying any provisions of such documents.

      (xx) We express no opinion, as to the legality, validity, binding nature, enforceability or otherwise with respect to (i) broadly stated waivers of suretyship defenses, presentment, protest, demand, notice, appraisement, valuation, stay, extension, moratorium, redemption or other rights granted by law to the extent such waivers are held to be against public policy or prohibited by law, (ii) any provision of any Transaction Document that may be deemed to provide for the application of monies deposited in any account maintained with the Administrative Agent or the Lender or collected by any of the foregoing notwithstanding that no event of default shall have occurred and be continuing, (iii) any provisions which purport to create a power of attorney, proxy or agency relationship, (iv) any provision in the Transaction Documents that provides for a power of attorney or for the appointment of a receiver as a matter of right, (v) except as expressly addressed by the opinions set forth above, any schedule or exhibit to any of the Transaction Documents, (vi) the enforceability of any indemnity or reimbursement obligation by the Borrower or the Subsidiaries concerning environmental remediation or the costs of compliance with any environmental protection law to the extent public policy restricts or objects such provisions, or (vii) any provision of the Transaction Documents that purports to allow a set off by the Administrative Agent or the Lenders against funds held by the Borrower or the Subsidiaries in trust, special accounts or other segregated accounts.

The Bank of Nova Scotia
July 29, 1998
Page 15


This Opinion relates only to the matters expressly addressed above, is applicable only as to the date hereof, and we express no opinion with respect to any other matters. We disclaim any obligation to update this opinion for events occurring after the date hereof.

Our opinions contained herein are rendered solely in connection with the transactions contemplated under the Transaction Documents and may not be relied upon in any manner by any Person other than the addressees hereof, any successor or assignee of any addressee (including successive assignees) and any Person who shall acquire a participation interest in the interest of the Lenders (collectively, the "Reliance Parties"), or by any Reliance Party for any other purpose. Our opinions herein shall not be quoted or otherwise included, summarized or referred to in any publication or document, in whole or in part, for any purposes whatsoever, or furnished to any Person other than a Reliance Party (or a Person considering whether to become a Reliance Party), except as may be required of any Reliance Party by applicable law or regulation or in accordance with any auditing or oversight function or request of regulatory agencies to which a Reliance Party is subject.

Very truly yours,

/s/ Morgan, Lewis & Brokius, LLP

                                                                 SCHEDULE I




SECURITY AGREEMENT FILING OFFICES

A.    OFFICE (for the Borrower)
      California Secretary of State

B.    OFFICE (for each Subsidiary)
      California Secretary of State

Customary filing fees will be charged for each UCC-1 Financing Statement filed with the California Secretary of State.

                                     Exhibit "A"

                                 List of Subsidiaries


Titan Environmental Corporation

Tomo Therapeutics

Linkabit Wireless, Inc.

Pulse Sciences, Inc.

Federal Services, Inc.

Unidyne Corporation

Eldyne, Inc.

Diversified Control Systems, Inc.

Titan Aerochem, Inc.

Titan Broadband Communications Corporation

Titan Software Systems Corporation

Titan Purification, Inc.

DBA Systems, Inc.

Validity Corporation

Horizons Technology, Inc.

                                                            [EXECUTION COPY]



                                 SUBSIDIARY GUARANTY

     This SUBSIDIARY GUARANTY (as amended, supplemented, amended and restated or otherwise modified from time to time, the "GUARANTY"), dated as of July 29, 1998, is made by each Subsidiary (such capitalized term, and other terms used in this Guaranty, to have the meanings set forth in ARTICLE I) of THE TITAN CORPORATION, a Delaware corporation (the "BORROWER"), now or after the date hereof (including pursuant to SECTION 5.5) a party to this Guaranty (individually referred to as a "GUARANTOR" and collectively referred to as the "GUARANTORS") in favor of each of the Secured Parties, including THE BANK OF NOVA SCOTIA, in its capacity as the Administrative Agent.


                                 W I T N E S S E T H:

     WHEREAS, pursuant to a Credit Agreement, dated as of July 29, 1998 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "CREDIT AGREEMENT"), among the Borrower, the various financial institutions as are, or may from time to time become, parties thereto (collectively referred to as the "LENDERS"), the Administrative Agent, and Imperial Bank, as Documentation Agent, the Lenders and the Issuers have extended Commitments to make Credit Extensions to the Borrower;

     WHEREAS, as a condition precedent to the making of the Credit Extensions (including the initial Credit Extension) under the Credit Agreement, each Guarantor is required to execute and deliver this Guaranty;

     WHEREAS, each Guarantor has duly authorized the execution, delivery and performance of this Guaranty; and

     WHEREAS, it is in the best interests of each Guarantor to execute this Guaranty inasmuch as such Guarantor will derive substantial direct and indirect benefits from the Credit Extensions made from time to time to the Borrower by the Lenders and the Issuers pursuant to the Credit Agreement;

     NOW THEREFORE, for good and valuable consideration the receipt of which is hereby acknowledged, and in order to induce the Lenders and the Issuers to make Credit Extensions (including the initial Credit Extension) to the Borrower, each Guarantor jointly and severally agrees, for the benefit of each Secured Party, as follows:

                                      ARTICLE I
                                     DEFINITIONS

     SECTION 1.1. CERTAIN TERMS. The following terms (whether or not underscored) when used in this Guaranty, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

     "BORROWER" is defined in the PREAMBLE.

     "CREDIT AGREEMENT" is defined in the FIRST RECITAL.

     "GUARANTOR" and "GUARANTORS" is defined in the PREAMBLE.

     "GUARANTY" is defined in the PREAMBLE.

     "LENDERS" is defined in the FIRST RECITAL.

     "TERMINATION DATE" means the date on which all Obligations have
indefeasibly been   paid in full, all Commitments have been fully terminated and
all Letters of Credit have    been canceled or otherwise terminated.

     SECTION 1.2. CREDIT AGREEMENT DEFINITIONS. Unless otherwise defined herein or the context otherwise requires, terms used in this Guaranty, including its preamble and recitals, have the meanings provided in the Credit Agreement.


                                      ARTICLE II
                                 GUARANTY PROVISIONS

     SECTION 2.1. GUARANTY. Each Guarantor hereby jointly and severally absolutely, unconditionally and irrevocably

          (a) guarantees the full and punctual payment when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise, of all Obligations of the Borrower and each other Obligor now or hereafter existing, whether for principal, interest (including interest accruing at the then applicable rate provided in the Credit Agreement after the occurrence of any Default set forth in Section 8.1.9 of the Credit Agreement, whether or not a claim for post-filing or post-petition interest is allowed under applicable law following the institution of a proceeding under bankruptcy, insolvency or similar laws), fees, Reimbursement Obligations, expenses or otherwise (including all such amounts which would become due but for the operation of the automatic stay under Section 362(a) of the United States Bankruptcy Code, 11 U.S.C. Section 362(a), and the operation of Sections 502(b) and 506(b) of the United States Bankruptcy Code, 11 U.S.C. Section 502(b) and Section 506(b)); and

          (b) indemnifies and holds harmless each Secured Party for any and all costs and expenses (including reasonable attorneys' fees and expenses) incurred by such Secured Party in enforcing any rights under this Guaranty;

PROVIDED, HOWEVER, that each Guarantor shall only be liable under this Guaranty for the maximum amount of such liability that can be hereby incurred without rendering this Guaranty, as it relates to such Guarantor, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount. This Guaranty constitutes a guaranty of payment when due and not of collection, and each Guarantor specifically agrees that it shall not be necessary or required that any Secured Party exercise any right, assert any claim or demand or enforce any remedy whatsoever against the Borrower, any other Obligor or any other Person before or as a condition to the obligations of such Guarantor hereunder.

     SECTION 2.2. REINSTATEMENT, ETC. Each Guarantor hereby jointly and severally agrees that this Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment (in whole or in part) of any of the Obligations is invalidated, declared to be fraudulent or preferential, set aside, rescinded or must otherwise be restored by any Secured Party, upon the insolvency, bankruptcy, reorganization (or similar event) of the Borrower, any other Obligor or otherwise, all as though such payment had not been made.


     SECTION 2.3. GUARANTY ABSOLUTE, ETC. This Guaranty shall in all respects be a continuing, absolute, unconditional and irrevocable guaranty of payment, and shall remain in full force and effect until the Termination Date has occurred. Each Guarantor jointly and severally guarantees that the Obligations of the Borrower and each other Obligor will be paid strictly in accordance with the terms of the Credit Agreement and each other Loan Document under which they arise, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of any Secured Party with respect thereto. The liability of each Guarantor under this Guaranty shall be joint and several, absolute, unconditional and irrevocable irrespective of:

          (a) any lack of validity, legality or enforceability of the Credit Agreement or any other Loan Document;

          (b) the failure of any Secured Party

               (i) to assert any claim or demand or to enforce any right or remedy against the Borrower, any other Obligor or any other Person (including any other guarantor) under the provisions of the Credit Agreement, any other Loan Document or otherwise, or

               (ii) to exercise any right or remedy against any other guarantor (including each Guarantor) of, or collateral securing, any Obligations;

          (c) any change in the time, manner or place of payment of, or in any other term of, all or any part of the Obligations, or any other extension, compromise or renewal of any Obligation;

          (d) any reduction, limitation, impairment or termination of any Obligations for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and each Guarantor hereby waives any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, nongenuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, any Obligations or otherwise;

          (e) any amendment to, rescission, waiver, or other modification of, or any consent to or departure from, any of the terms of the Credit Agreement or any other Loan Document;

          (f) any addition, exchange, release, surrender or non-perfection of any collateral, or any amendment to or waiver or release or addition of, or consent to or departure from, any other guaranty held by any Secured Party securing any of the Obligations; or

          (g) any other circumstance which might otherwise constitute a defense available to, or a legal or equitable discharge of, the Borrower, any other Obligor, any surety or any guarantor.

     SECTION 2.4. SETOFF. Each Guarantor hereby irrevocably authorizes the Administrative Agent and each other Secured Party, without the requirement that any notice be given to such Guarantor (such notice being expressly waived by each Guarantor), upon the occurrence and during the continuance of any Default described in CLAUSES (A) through (D) of SECTION 8.1.9 of the Credit Agreement as it relates to the Borrower or, with the consent of the Required Lenders, upon the occurrence and during the continuance of any other Event of Default, to set-off and appropriate and apply to the payment of the Obligations owing to the Secured Parties (whether or not then due, and whether or not the Administrative Agent or such other Secured Party has made any demand for payment of the Obligations), any and all balances, claims, credits, deposits (general or special, time or demand, provisional or final), accounts or money of such Guarantor then or thereafter maintained with such Secured Party; PROVIDED, HOWEVER, that any such appropriation and application shall be subject to the provisions of Section 4.8 of the Credit Agreement. Each Secured Party agrees to notify the applicable Guarantor and the Administrative Agent after any such setoff and application made by such Secured Party; PROVIDED, HOWEVER, that the failure to give such notice shall not affect the validity of such setoff and application. The rights of each Secured Party under this Section are in addition to other rights and remedies (including other rights of setoff under applicable law or otherwise) which such Secured Party may have.

     SECTION 2.5. WAIVER, ETC. Each Guarantor hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Obligations and this Guaranty and any requirement that the Administrative Agent or any other Secured Party protect, secure, perfect or insure any Lien, or any property subject thereto, or exhaust any right or take any action against the Borrower, any other Obligor or any other Person (including any other guarantor) or entity or any collateral securing the Obligations, as the case may be.

     SECTION 2.6. POSTPONEMENT OF SUBROGATION, ETC. Each Guarantor agrees that it will not exercise any rights which it may acquire by way of rights of subrogation under this Guaranty or any other Loan Document to which it is a party, nor shall any Guarantor seek or be entitled to seek any contribution or reimbursement from the Borrower or any other Obligor, in respect of any payment made hereunder, under any other Loan Document or otherwise, until following the Termination Date. Any amount paid to any Guarantor on account of any such subrogation rights prior to the Termination Date shall be held in trust for the benefit of the Secured Parties and shall immediately be paid and turned over to the Administrative Agent for the benefit of the Secured Parties in the exact form received by such Guarantor (duly endorsed in favor of the Administrative Agent, if required), to be credited and applied against the Obligations, whether matured or unmatured, in accordance with SECTION 2.8; PROVIDED, HOWEVER, that if

          (a) any Guarantor has made payment to the Secured Parties of all or any part of the Obligations; and

          (b) the Termination Date has occurred;

then at such Guarantor's request, the Administrative Agent, (on behalf of the Secured Parties) will, at the expense of such Guarantor, execute and deliver to such Guarantor appropriate documents (without recourse and without representation or warranty) necessary to evidence the transfer by subrogation to such Guarantor of an interest in the Obligations resulting from such payment by such Guarantor. In furtherance of the foregoing, at all times prior to the Termination Date, each Guarantor shall refrain from taking any action or commencing any proceeding against the Borrower or any other Obligor (or its successors or assigns, whether in connection with a bankruptcy proceeding or otherwise) to recover any amounts in the respect of payments made under this Guaranty to any Secured Party. Notwithstanding the foregoing, to the extent necessary to toll the statute of limitations, such Guarantor may take such action required to preserve any rights it has by way of rights of subrogation as consented to by the Administrative Agent in its reasonable discretion.

     SECTION 2.7. SUCCESSORS, TRANSFEREES AND ASSIGNS, ETC. This Guaranty shall:

          (a) be binding upon each Guarantor, and its successors, transferees and assigns; and

          (b) inure to the benefit of and be enforceable by the Administrative Agent and each other Secured Party.

Without limiting the generality of CLAUSE (B), any Lender may assign or otherwise transfer (in whole or in part) any Note or Credit Extension held by it to any other Person and such other Person shall thereupon become vested with all rights and benefits in respect thereof granted to such Lender under any Loan Document (including this Guaranty) or otherwise, subject, however, to any contrary provisions in such assignment or transfer, and to the provisions of
Article X of the Credit Agreement.

     SECTION 2.8. PAYMENTS; APPLICATION. Each Guarantor hereby agrees with each Secured Party as follows:

          (a) Each Guarantor agrees that all payments made by such Guarantor hereunder will be made in Dollars to the Administrative Agent, without set-off, counterclaim or other defense and in accordance with Sections 4.6 and 4.7 of the Credit Agreement, free and clear of and without deduction for any Taxes, the Guarantor hereby agreeing to comply with and be bound by the provisions of Sections 4.6 and 4.7 of the Credit Agreement in respect of all payments made by it hereunder and the provisions of which Sections are hereby incorporated into and made a part of this Guaranty by this reference as if set forth herein; PROVIDED, that references to the "Borrower" in such Sections shall be deemed to be references to each Guarantor, and references to "this Agreement" shall be deemed to be references to this Guaranty.

          (b) All payments made hereunder shall be applied upon receipt as follows:

               (i) first, to the payment of all Obligations owing to the Administrative Agent;

               (ii) second, after payment in full of the amounts specified in CLAUSE (B)(I), to the ratable payment of all other Obligations owing to the Secured Parties; and

               (iii) third, after payment in full of the amounts specified in CLAUSES (B)(I) and (B)(II), and following the Termination Date, to such Guarantor or any other Person lawfully entitled to receive such surplus.

     SECTION 2.9. ACCELERATION OF GUARANTY. Each Guarantor hereby jointly and severally agrees that, in the event of an Event of Default under Section 8.1.9 of the Credit Agreement, and if such Default shall occur at a time when any of the Obligations may not then be due and payable, each Guarantor jointly and severally agrees that it will pay to the Administrative Agent

(for the benefit of the Secured Parties) forthwith the full amount which would be payable hereunder by each Guarantor if all such Obligations were then due and payable.

                                     ARTICLE III
                            REPRESENTATIONS AND WARRANTIES

     SECTION 3.1. REPRESENTATIONS. In order to induce the Secured Parties to enter into the Credit Agreement and make Credit Extensions thereunder, each Guarantor represents and warrants to each Secured Party that the representations and warranties contained in Article VI of the Credit Agreement, insofar as the representations and warranties contained therein are applicable to it and its properties, are true and correct in all material respects, each such representation and warranty set forth in such Article (insofar as applicable as aforesaid) and all other terms of the Credit Agreement to which reference is made therein, together with all related definitions and ancillary provisions, being hereby incorporated into this Guaranty by this reference as though specifically set forth in this Article. Furthermore, each Guarantor represents that it has knowledge of the Borrower's and each other Obligor's financial condition and affairs and that it has adequate means to obtain from the Borrower and each other Obligor on an ongoing basis information relating thereto and to the Borrower's and such Obligor's ability to pay and perform the Obligations, and agrees to assume the responsibility for keeping, and to keep, so informed for so long as this Guaranty is in effect. Each Guarantor acknowledges and agrees that the Secured Parties shall have no obligation to investigate the financial condition or affairs of any Obligor for the benefit of such Guarantor nor to advise such Guarantor of any fact respecting, or any change in, the financial condition or affairs of the Borrower or any other Obligor that might become known to any Secured Party at any time, whether or not such Secured Party knows or believes or has reason to know or believe that any such fact or change is unknown to such Guarantor, or might (or does) materially increase the risk of such Guarantor as guarantor, or might (or would) affect the willingness of such Guarantor to continue as a guarantor of the Obligations.


                                      ARTICLE IV
                                   COVENANTS, ETC.

     SECTION 4.1. COVENANTS. Each Guarantor covenants and agrees that, at all times prior to the Termination Date, it will perform, comply with and be bound by all of the agreements, covenants and obligations contained in the Credit Agreement (including Article VII thereof) which are applicable to such Guarantor or its properties, each such agreement, covenant and obligation contained in the Credit Agreement and all other terms of the Credit Agreement to which reference is made herein, together with all related definitions and ancillary provisions, being hereby incorporated into this Guaranty by this reference as though specifically set forth in this Article.

                                      ARTICLE V
                               MISCELLANEOUS PROVISIONS

     SECTION 5.1. LOAN DOCUMENT. This Guaranty is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof, including Article X thereof.

     SECTION 5.2. BINDING ON SUCCESSORS, TRANSFEREES AND ASSIGNS; ASSIGNMENT. In addition to, and not in limitation of, SECTION 2.7, this Guaranty shall be jointly and severally binding upon each Guarantor and its successors, transferees and assigns and shall inure to the benefit of and be enforceable by each Secured Party and their respective successors, transferees and assigns (to the full extent provided pursuant to SECTION 2.7); PROVIDED, HOWEVER, that no Guarantor may (unless otherwise permitted under the terms of the Credit Agreement) assign any of its obligations hereunder without the prior written consent of all Lenders.

     SECTION 5.3. AMENDMENTS, ETC. No amendment to or waiver of any provision of this Guaranty, nor consent to any departure by any Guarantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Administrative Agent (on behalf of the Lenders or the Required Lenders, as the case may be, pursuant to Section 10.1 of the Credit Agreement) and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     SECTION 5.4. NOTICES. All notices and other communications provided for hereunder shall be in writing (including facsimile communication) and, mailed or telecopied or delivered to each Guarantor, in care of the Borrower at the address or facsimile number of the Borrower specified in the Credit Agreement. All such notices and other communications, when mailed and properly addressed with postage prepaid or if properly addressed and sent by pre-paid courier service, shall be deemed given when received; any such notice or communication, if transmitted by facsimile, shall be deemed given when the confirmation of transmission thereof is received by the transmitter.

     SECTION 5.5. ADDITIONAL SUBSIDIARY GUARANTORS. Upon the execution and delivery by any other Person of an instrument in the form of ANNEX I hereto, such Person shall become a "Guarantor" hereunder with the same force and effect as if originally named as a "Guarantor" herein. The execution and delivery of any such instrument shall not require the consent of any other Guarantor hereunder. The rights and obligations of each Guarantor hereunder shall remain in full force and effect notwithstanding the addition of any new Guarantor as a party to this Guaranty.

     SECTION 5.6. NO WAIVER; REMEDIES. In addition to, and not in limitation of, SECTION 2.3 and SECTION 2.5, no failure on the part of any Secured Party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

     SECTION 5.7. CAPTIONS. Section captions used in this Guaranty are for convenience of reference only, and shall not affect the construction of this Guaranty.

     SECTION 5.8. SEVERABILITY. Wherever possible each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty.

     SECTION 5.9. GOVERNING LAW, ENTIRE AGREEMENT, ETC. THIS GUARANTY SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK). THIS GUARANTY AND THE OTHER LOAN DOCUMENTS CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.

     SECTION 5.10. FORUM SELECTION AND CONSENT TO JURISDICTION. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS GUARANTY OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE SECURED PARTIES OR ANY GUARANTOR SHALL BE BROUGHT AND MAINTAINED IN THE COURTS OF THE STATE OF NEW YORK, NEW YORK COUNTY OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF
NEW YORK; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY PROPERTY MAY BE BROUGHT, AT THE ADMINISTRATIVE AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH PROPERTY MAY BE FOUND. EACH GUARANTOR HEREBY IRREVOCABLY APPOINTS CSC UNITED STATES CORPORATION COMPANY (THE "PROCESS AGENT"), WITH AN OFFICE ON THE DATE HEREOF AT 375 HUDSON STREET, NEW YORK, NEW YORK 10014, AS ITS ADMINISTRATIVE AGENT TO RECEIVE, ON ITS BEHALF AND ON BEHALF OF ITS PROPERTY, SERVICE OF COPIES OF THE SUMMONS AND COMPLAINT AND ANY OTHER PROCESS WHICH MAY BE SERVED IN ANY SUCH ACTION OR PROCEEDING. SUCH SERVICE MAY BE MADE BY MAILING OR DELIVERING A COPY OF SUCH PROCESS TO SUCH GUARANTOR IN CARE OF THE PROCESS AGENT AT THE PROCESS AGENT'S ABOVE ADDRESS, AND EACH GUARANTOR

HEREBY IRREVOCABLY AUTHORIZES AND DIRECTS THE PROCESS AGENT TO ACCEPT SUCH SERVICE ON ITS BEHALF. EACH GUARANTOR IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK ADDRESSED TO SUCH GUARANTOR, CARE OF THE BORROWER, AT THE ADDRESS FOR NOTICES SPECIFIED IN THE CREDIT AGREEMENT. EACH GUARANTOR HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN
CONNECTION WITH SUCH LITIGATION.   EACH GUARANTOR HEREBY EXPRESSLY AND
IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT ANY GUARANTOR HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, SUCH GUARANTOR HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS GUARANTY AND THE OTHER LOAN DOCUMENTS.

     SECTION 5.11. WAIVER OF JURY TRIAL. EACH GUARANTOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS GUARANTY OR ANY OTHER LOAN DOCUMENT OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE SECURED PARTIES OR SUCH GUARANTOR. EACH GUARANTOR ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE SECURED PARTIES ENTERING INTO THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS.

     SECTION 5.12. COUNTERPARTS. This Guaranty may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

     IN WITNESS WHEREOF, each Guarantor has caused this Guaranty to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.


                                   TITAN TECHNOLOGIES AND
                                   INFORMATION SYSTEMS CORPORATION



                                   By:
                                      -------------------------------------
                                        Name:
                                        Title:


                                   TITAN PURIFICATION, INC.



                                   By:
                                      -------------------------------------
                                        Name:
                                        Title:


                                   DBA SYSTEMS, INC.



                                   By:
                                      -------------------------------------
                                        Name:
                                        Title:


                                   VALIDITY CORPORATION



                                   By:
                                      -------------------------------------
                                        Name:
                                        Title:

                                   LINKABIT WIRELESS, INC.


                                   By:
                                      -------------------------------------
                                        Name:
                                        Title:


                                   UNIDYNE CORPORATION


                                   By:
                                      -------------------------------------
                                        Name:
                                        Title:


                                   TITAN SOFTWARE SYSTEMS CORPORATION


                                   By:
                                      -------------------------------------
                                        Name:
                                        Title:


                                   PULSE SCIENCES, INC.


                                   By:
                                      -------------------------------------
                                        Name:
                                        Title:



                                   TITAN ENVIRONMENTAL CORPORATION



                                   By:
                                      -------------------------------------
                                        Name:
                                        Title:

                                   TOMOTHERAPEUTICS, INC.


                                   By:
                                      -------------------------------------
                                        Name:
                                        Title:


                                   FEDERAL SERVICES, INC.


                                   By:
                                      -------------------------------------
                                        Name:
                                        Title:


                                   ELDYNE, INC.


                                   By:
                                      -------------------------------------
                                        Name:
                                        Title:

                                   DIVERSIFIED CONTROL SYSTEMS, INC.


                                   By:
                                      -------------------------------------
                                        Name:
                                        Title:

                                   TITAN BROADBAND COMMUNICATIONS
                                   CORPORATION


                                   By:
                                      -------------------------------------
                                        Name:
                                        Title:

                                   TITAN AEROCHEM, INC.


                                   By:
                                      -------------------------------------
                                        Name:
                                        Title:

                                   HORIZONS TECHNOLOGY, INC.


                                   By:
                                      -------------------------------------

                                        Name:
                                        Title:


ACCEPTED AND AGREED FOR ITSELF
AND ON BEHALF OF THE SECURED PARTIES:


THE BANK OF NOVA SCOTIA,
    as Administrative Agent


By:
   --------------------------------
    Name:
    Title:

                                                                     ANNEX I to
                                                        the Subsidiary Guaranty


               SUPPLEMENT, dated as of ________________, ____ (this "SUPPLEMENT"), to the Subsidiary Guaranty, dated as of _____ __, ____ (together with all amendments, supplements, restatements and other modifications, if any, from time to time thereafter made thereto, the "GUARANTY"), among the initial signatories thereto and each other Person (such capitalized term, and other terms used in this Supplement, to have the meanings set forth in Article I of the Guaranty) which from time to time thereafter became a party thereto pursuant to Section 5.5 thereof (each, individually, a "GUARANTOR", and, collectively, the "GUARANTORS"), in favor of the Secured Parties (as defined in the Guaranty).

                                 W I T N E S S E T H:

     WHEREAS, pursuant to the provisions of Section 5.5 of the Guaranty, the undersigned is becoming a Guarantor under the Guaranty; and

     WHEREAS, the undersigned Guarantor desires to become a "Guarantor" under the Guaranty in order to induce the Secured Parties to continue to extend Credit Extensions under the Credit Agreement;

     NOW, THEREFORE, in consideration of the premises, and for other consideration (the receipt and sufficiency of which is hereby acknowledged), the undersigned agrees, for the benefit of each Secured Party, as follows.

     SECTION 1. In accordance with the terms of the Guaranty, by its signature below the undersigned hereby irrevocably agrees to become a Guarantor under the Guaranty with the same force and effect as if it were an original signatory thereto and the undersigned Guarantor, hereby (a) agrees to be bound by and comply with all of the terms and provisions of the Guaranty applicable to it as a Guarantor and (b) represents and warrants that the representations and warranties made by it as a Guarantor thereunder are true and correct as of the date hereof. In furtherance of the foregoing, each reference to a "Guarantor" in the Guaranty shall be deemed to include the undersigned Guarantor.

     SECTION 2. The undersigned Guarantor hereby represents and warrants that this Supplement has been duly authorized, executed and delivered by it and that this Supplement and the Guaranty constitute the legal, valid and binding obligation of the undersigned Guarantor, enforceable against it in accordance with its terms.

     SECTION 3. Except as expressly supplemented hereby, the Guaranty shall remain in full force and effect in accordance with its terms.

     SECTION 4. In the event any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Guaranty shall not in any way be affected or impaired.

     SECTION 5. THIS SUPPLEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

     SECTION 6. This Supplement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Supplement to be duly executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.

                                   [NAME OF ADDITIONAL SUBSIDIARY GUARANTOR]


                                   By:
                                      -------------------------------------
                                      Name:
                                      Title:




ACCEPTED BY:

THE BANK OF NOVA SCOTIA,
  as Administrative Agent


By:
   --------------------------------
     Name:
     Title:

                                                              [EXECUTION COPY]


                         INTERCOMPANY SUBORDINATION AGREEMENT


     THIS INTERCOMPANY SUBORDINATION AGREEMENT (this "SUBORDINATION AGREEMENT"), dated as of July 29, 1998, made by and among each of the undersigned Persons (such capitalized term, and other terms used herein without definition, to have the meanings ascribed thereto in SECTION 1 below) and such other Persons that may from time to time become a party hereto pursuant to the terms hereof or of the Credit Agreement referred to below (collectively, the "SUBORDINATED CREDITORS"), and THE TITAN CORPORATION, a Delaware corporation (the "BORROWER"), in favor of the Administrative Agent and each of the Secured Parties.

                                 W I T N E S S E T H:

     WHEREAS, the Borrower has entered into a Credit Agreement, dated as of July 29, 1998 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "CREDIT AGREEMENT"), among the Borrower, the various financial institutions as are, or may from time to time become, parties thereto (together with their successors, transferees and assigns, the "LENDERS") The Bank of Nova Scotia, as administrative agent (the "ADMINISTRATIVE AGENT") for the Lenders, and Imperial Bank, as Documentation Agent pursuant to which the Lenders and the Issuers have agreed to make Credit Extensions on the terms and subject to the conditions set forth therein;

     WHEREAS, as a condition precedent to the making of the Credit Extensions (including the initial Credit Extension) under the Credit Agreement, the Subordinated Creditors and the Borrower are required to execute and deliver this Subordination Agreement;

     WHEREAS, each Subordinated Creditor has duly authorized the execution, delivery and performance of this Subordination Agreement; and

     WHEREAS, it is in the best interests of each Subordinated Creditor to execute this Subordination Agreement inasmuch as each Subordinated Creditor will derive substantial direct and indirect benefits from the Credit Extensions made from time to time to the Borrower by the Lenders pursuant to the Credit Agreement;

     NOW, THEREFORE, in consideration of the above premises and in order to induce the Lenders and the Issuers to continue to make Credit Extensions to the Borrower pursuant to the Credit Agreement, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as set forth above and as follows:

                                      AGREEMENT

     SECTION 1. DEFINITIONS. Terms used but not defined herein have the meanings given to them in the Credit Agreement. As used in this Subordination Agreement, the following terms shall have the meanings specified below:

     "ADMINISTRATIVE AGENT" is defined in the FIRST RECITAL.

     "BORROWER" is defined in the PREAMBLE.

     "CREDIT AGREEMENT" is defined in the FIRST RECITAL.

     "INTERCOMPANY DEBT" means, on any date, any Indebtedness of the Borrower related to or resulting from any loan or advance from, or any non-equity investment by, or any management or similar fees payable to, or any obligation to pay for goods or services to, any Subsidiary of the Borrower.

     "LENDER" is defined in the FIRST RECITAL.

     "SENIOR INDEBTEDNESS" is defined in CLAUSE (a) of SECTION 2.

     "SUBORDINATED CREDITOR" is defined in the PREAMBLE.

     "SUBORDINATION AGREEMENT" is defined in the PREAMBLE.


     SECTION 2.  AGREEMENT TO SUBORDINATE.

          (a) Subject to the terms of the Credit Agreement, the Borrower and each of the Subordinated Creditors agree that the Intercompany Debt is and shall be subject, subordinate and rendered junior, to the extent and in the manner hereinafter set forth, in right of payment, to the prior payment in cash in full of all Obligations of the Borrower now existing or hereafter arising, whether for (i) principal, (ii) interest (including, without limitation, interest accruing after the filing of a petition initiating any proceeding referred to in CLAUSE (a) of SECTION 3, whether or not allowed as a claim in such proceeding), (iii) reasonable costs, (iv) reasonable fees (including, without limitation, reasonable attorneys' fees and disbursements), (v) reasonable expenses, and (vi) otherwise (the Obligations specified in CLAUSES(a)(i) through (a)(vi) above are referred to collectively as the "SENIOR INDEBTEDNESS"). For purposes of this

     Subordination Agreement, the Senior Indebtedness shall not be deemed to have been paid in cash in full until the Lenders shall have received full payment of the Senior Indebtedness in cash, which payment shall have been retained by the Lenders for a period of time in excess of all applicable preference or other similar periods under applicable bankruptcy, insolvency or creditors' rights laws. Each of the Borrower and the Subordinated Creditors waive notice of acceptance of this Subordination Agreement by the Lenders, and the Subordinated Creditors waive notice of and consent to the making, amount and terms of the Senior Indebtedness which may exist or be created from time to time and any renewal, extension, amendment or modification thereof, and any other lawful action which any Lender or Lenders in its and their sole and absolute discretion may take or omit to take with respect thereto. The provisions of this Section shall constitute a continuing offer made for the benefit of and to all Lenders and each Lender is hereby irrevocably authorized to enforce such provisions.

          (b) In the event that the Borrower shall make, and/or any Subordinated Creditor shall receive from any source whatsoever, any payment on Intercompany Debt in contravention of this Subordination Agreement or the terms of the Credit Agreement, then and in any such event such payment shall be deemed to be the property of, segregated, received and held in trust for the benefit of and shall be promptly paid over and delivered to the Administrative Agent for the PRO RATA benefit of the Lenders.

          (c) The Borrower shall not make, and no Subordinated Creditor shall receive or accept from any source whatsoever, any payment in respect of any Intercompany Debt if any Default of the type described in Section 8.1.1 or
     Section 8.1.9 of the Credit Agreement or any other Event of Default shall have occurred and be continuing or would result therefrom, unless and until
     (i) the Senior Indebtedness has been paid in cash in full, (ii) in the case of an Event of Default referred to above other than a Default of the nature set forth in SECTION 8.1.9 of the Credit Agreement, such Event of Default has been cured or waived or (iii) the Administrative Agent has otherwise consented in writing.


     SECTION 3.  IN FURTHERANCE OF SUBORDINATION.

          (a) Upon any distribution of all or any of the assets of the Borrower in the event of

               (i) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to the Borrower, or to its creditors, as such, or to its assets,

               (ii) any liquidation, dissolution or other winding up of the Borrower, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or

               (iii) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of the Borrower,

     then, and in any such event, unless the Administrative Agent shall otherwise agree in writing, the Lenders shall receive payment in cash in full of all amounts due or to become due (whether or not the Senior Indebtedness has been declared due and payable prior to the date on which the Senior Indebtedness would otherwise have become due and payable) on or in respect of all Senior Indebtedness (including post-petition interest) before the Subordinated Creditors or anyone claiming through or on their behalf (including any receiver, trustee, or otherwise) are entitled to receive from any source whatsoever any payment on account of principal of (or premium, if any) or interest on or other amounts payable in respect of the Intercompany Debt, and to that end, any payment or distribution of any kind or character, whether in cash, property or securities, which may be payable or deliverable in respect of the Intercompany Debt in any such case, proceeding, dissolution, liquidation or other winding up or event, shall be paid or delivered directly to the Administrative Agent for the application (in the case of cash) to, or as collateral (in the case of non-cash property or securities) for, the payment or prepayment of the Senior Indebtedness until the Senior Indebtedness shall have been paid in cash in full.

          (b) If any proceedings, liquidation, dissolution or winding up referred to in CLAUSE (a) above is commenced by or against the Borrower,

               (i) the Administrative Agent or the Lenders are hereby irrevocably authorized and empowered (in their own names or in the name of the Borrower or otherwise), but shall have no obligation, to demand, sue for, collect and receive every payment or distribution in respect of the Intercompany Debt above and give acquittance therefor and to file claims and proofs of claim and take such other action (including, without limitation, voting the Intercompany Debt or enforcing any security interest or other lien securing payment of the Intercompany Debt) as the Lenders or the Administrative Agent may reasonably deem necessary or advisable for the exercise or enforcement of any of the rights or interests of the Lenders or the Administrative Agent hereunder; PROVIDED that in the event the Administrative Agent or the Lenders take such action, the Administrative Agent or the Lenders shall apply all proceeds FIRST, to the payment of the costs of enforcement of this Subordination Agreement, and SECOND, to the PRO RATA payment of the Senior Indebtedness; and

               (ii) the Subordinated Creditors shall duly and promptly take such action as the Lenders or the Administrative Agent may request (A) to collect the Intercompany Debt for the account of the Lenders and the Administrative Agent and to file appropriate claims or proofs of claim in respect of the Intercompany Debt, (B) to execute and deliver to the Lenders or the Administrative Agent such powers of attorney, assignments, or other instruments as the Lenders or the Administrative Agent may reasonably request in order to enable them to enforce any and all claims with respect to, and any security interests and other liens securing payment of, the Intercompany Debt and (C) to collect and receive any and all payments or distributions which may be payable or deliverable upon or with respect to the Intercompany Debt.

          (c) All payments from any source whatsoever or distributions of assets of the Borrower, whether in cash, property or securities upon or with respect to the Intercompany Debt which are received by the Subordinated Creditors contrary to the provisions of this Subordination Agreement shall be received in trust for the PRO RATA benefit of the Lenders, shall be segregated from other funds and property held by the Subordinated Creditors and shall be forthwith paid over to the Administrative Agent in the same form as so received (with any necessary indorsement) to be applied, PRO RATA (in the case of cash) to, or held as collateral (in the case of noncash property or securities) for, the payment or prepayment of the Senior Indebtedness, whether matured or unmatured, in accordance with the terms of this Subordination Agreement.

          (d) The Lenders and the Administrative Agent are hereby authorized to demand specific performance of this Subordination Agreement, whether or not the Borrower or any Subordinated Creditor shall have complied with any of the provisions hereof applicable to it, at any time when the Subordinated Creditors or any one of them shall have failed to comply with any of the provisions of this Subordination Agreement applicable to it. The Subordinated Creditors hereby irrevocably waive any defense (other than the defense of payment in full of the Senior Indebtedness) based on the adequacy of a remedy at law which might be asserted as a bar to such remedy of specific performance.

     SECTION 4. NO ENFORCEMENT OR COMMENCEMENT OF ANY PROCEEDINGS. Each Subordinated Creditor agrees that, so long as any Senior Indebtedness shall remain unpaid, or any Commitment shall be in effect, it will not accelerate the maturity of the Intercompany Debt or commence, or join with any creditor other than the Lenders in commencing any proceeding referred to in CLAUSE (a) of
SECTION 3.

     SECTION 5. RIGHTS OF SUBROGATION. The Subordinated Creditors agree that no payment or distribution to the Lenders or the Administrative Agent pursuant to the provisions of this Subordination Agreement shall entitle the Subordinated Creditors to exercise any rights of subrogation in respect thereof until all Senior Indebtedness has been paid in cash in full and the Commitments have been terminated. The Subordinated Creditors agree that the subordination provisions contained herein shall not be affected by any action, or failure to act, by the Administrative Agent or the Lenders which results, or may result, in affecting, impairing or extinguishing any right of reimbursement or subrogation or other right or remedy of the Subordinated Creditors against the Borrower. Notwithstanding the foregoing, to the extent necessary to toll the statute of limitations, the Subordinated Creditors may take such action required to preserve any rights they have by way of rights of subrogation as consented to by the Administrative Agent in its reasonable discretion.

     SECTION 6. SUBORDINATION LEGEND; FURTHER ASSURANCES. The Subordinated Creditors and the Borrower will cause each note and instrument (if any) evidencing the Intercompany Debt to be endorsed with the following legend:

          "The indebtedness evidenced by this instrument is subordinated to the prior payment in cash in full of the Senior Indebtedness (as defined in the Intercompany Subordination Agreement, dated as of July [ ], 1998) pursuant to, and to the extent provided in, the Intercompany Subordination Agreement by the maker hereof and payee named herein in favor of the Lenders and any person now or hereafter designated as their agent."

Each of the Subordinated Creditors and the Borrower hereby agrees to mark its books of account in such a manner as shall be effective to give proper notice of the effect of this Subordination Agreement and will, in the case of any Intercompany Debt which is not evidenced by any note or instrument, following the occurrence and subject to the continuation of a Default of the type described in Section 8.1.1 or 8.1.9 of the Credit Agreement or Event of Default, upon the Administrative Agent's request, cause such Intercompany Debt to be evidenced by an appropriate note or instrument or instruments endorsed with the above legend. Each of the Subordinated Creditors and the Borrower will at its expense and at any time and from time to time promptly execute and deliver all further instruments and documents and take all further action that may be necessary or that the Lenders or the Administrative Agent may reasonably request in order to protect any right or interest granted or purported to be granted hereunder or to enable the Lenders or the Administrative Agent to exercise and enforce their rights and remedies hereunder.

     SECTION 7. NO CHANGE IN OR DISPOSITION OF INTERCOMPANY DEBT. The Subordinated Creditors will not, without the prior written consent of the Administrative Agent:

          (a) sell, assign to any Person other than a Subordinated Creditor, transfer, endorse, pledge, encumber or otherwise dispose of any of the Intercompany Debt;

          (b) permit the terms of any of the Intercompany Debt to be changed in such a manner as to have a material adverse effect upon the rights or interests of the Lenders or the Administrative Agent; or

          (c) upon the occurrence and during the continuation of any Default of the type described in Section 8.1.1 or Section 8.1.9 of the Credit Agreement or Event of Default, take, or permit to be taken, any action to assert, collect or enforce the Intercompany Debt or any part thereof.

     SECTION 8. AGREEMENT BY THE BORROWER. The Borrower agrees that it will not make any payment on any of the Intercompany Debt, or take any other action, in contravention of the provisions of this Subordination Agreement.

     SECTION 9. OBLIGATIONS HEREUNDER NOT AFFECTED. All rights and interest of the Lenders and the Administrative Agent hereunder, and all agreements and obligations of the Subordinated Creditors and the Borrower hereunder, shall remain in full force and effect irrespective of:

          (a) any lack of validity or enforceability of any document evidencing Senior Indebtedness;

          (b) any change in the time, manner or place of payment of, or any other term of, all or any of the Senior Indebtedness, or any other amendment or waiver of or any consent to departure from any of the documents evidencing or relating to the Senior Indebtedness;

          (c) any exchange, release or non-perfection of any collateral, or any release or amendment or waiver of or consent to departure from any guaranty or Loan Document, for all or any of the Senior Indebtedness;

          (d) any failure of any Lender or the Administrative Agent to assert any claim or to enforce any right or remedy against any other party hereto under the provisions of this Subordination Agreement, the Credit Agreement or any other Loan Document other than this Subordination Agreement;

          (e) any reduction, limitation, impairment or termination of the Senior Indebtedness for any reason (other than the defense of payment in full of the Senior Indebtedness), including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and the Borrower and each Subordinated Creditor hereby waive any right to or claim
     of) any defense (other than the defense of payment in full of the Senior Indebtedness) or setoff, counterclaim, recoupment or termination whatsoever by reason of invalidity, illegality, nongenuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, any Senior Indebtedness; and

          (f) any other circumstance which might otherwise constitute a defense (other than the defense of payment in full of the Senior Indebtedness) available to, or a discharge of, the Borrower in respect of the Senior Indebtedness or the Subordinated Creditors in respect of this Subordination Agreement.

This Subordination Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Senior Indebtedness is rescinded or must otherwise be returned by any Lender or the Administrative Agent upon the insolvency, bankruptcy or reorganization of the Borrower or otherwise, all as though such payment had not been made. The Subordinated Creditors acknowledge and agree that the Lenders and the Administrative Agent may in accordance with the terms of the Credit Agreement, without notice or demand and without affecting or impairing the Subordinated Creditors' obligations hereunder, from time to time (i) renew, compromise, extend, increase, accelerate or otherwise change the time for payment of, or otherwise change the terms of the Senior Indebtedness or any part thereof, including, without limitation, to increase or decrease the rate of interest thereon or the principal amount thereof; (ii) take or hold security for the payment of the Senior Indebtedness and exchange, enforce, foreclose upon, waive and release any such security; (iii) apply such security and direct the order or manner of sale thereof as the Administrative Agent and the Lenders, in their sole discretion, may determine; (iv) release and substitute one or more endorsers, warrantors, borrowers or other obligors; and (v) exercise or refrain from exercising any rights against the Borrower or any other Person.

     SECTION 10. REPRESENTATIONS AND WARRANTIES. Each of the Subordinated Creditors, in respect of itself and the Intercompany Debt owing to it, and the Borrower, as the case may be, hereby represents and warrants as follows:

          (a) the Subordinated Creditors own the Intercompany Debt now outstanding free and clear of any Lien other than pursuant to any general security agreement then in effect;

          (b) this Subordination Agreement constitutes a legal, valid and binding obligation of each Subordinated Creditor and the Borrower, enforceable in accordance with its terms (subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing).

     SECTION 11. AMENDMENTS, WAIVERS. No amendment or waiver of any provision of this Subordination Agreement nor consent or any departure by the Subordinated Creditors or the Borrower herefrom, shall in any event be effective unless the same shall be in writing and signed by the Administrative Agent and the other parties hereto, and then such waiver, amendment or consent shall be effective only in the specific instance and for the specific purpose for which given. Any waiver, forbearance, failure or delay by the Administrative

Agent or the Lenders in exercising, or the exercise or beginning of exercise by the Administrative Agent or the Lenders of, any right, power or remedy, simultaneous or later shall not preclude the further, simultaneous or later exercise thereof, and every right, power or remedy of the Administrative Agent and the Lenders shall continue in full force and effect until such right, power or remedy is specifically waived in a writing executed or authorized by such Lenders.

     SECTION 12. EXPENSES. The Subordinated Creditors and the Borrower jointly and severally agree to pay, upon demand, to the Administrative Agent or the Lenders, as applicable, any and all reasonable costs and expenses, including, without limitation, reasonable attorneys' fees and disbursements which the Lenders or the Administrative Agent may incur in connection with the exercise or enforcement of any of the rights or interest of the Lenders or the Administrative Agent hereunder.

     SECTION 13. ADDRESS FOR NOTICES. All notices and other communications provided for hereunder shall be in writing (including facsimile communication) and mailed or telecopied or delivered to either party hereto, if to the Borrower, the Administrative Agent or any Lender, addressed to it at the address of the Borrower or such Lender or the Administrative Agent (as the case may be) listed in the Credit Agreement or in the Lender Assignment Agreement, as applicable, and, if to other parties hereto, addressed to such parties in care of the Borrower at the address specified in the Credit Agreement. All such notices and other communications, when mailed and properly addressed with postage prepaid or if properly addressed and sent by pre-paid courier service, shall be deemed given when received; any such notice or communication, if transmitted by facsimile, shall be deemed given when the confirmation of transmission thereof is received by the transmitter.

     SECTION 14. ENTIRE AGREEMENT; SEVERABILITY. This Subordination Agreement contains the entire subordination agreement among the parties hereto with respect to the subject matter hereof. If any of the provisions of this Subordination Agreement shall be held invalid or unenforceable, this Subordination Agreement shall be construed as if not containing those provisions, and the rights and obligations of the parties hereto shall be construed and enforced accordingly.

     SECTION 15. CUMULATIVE RIGHTS. The rights, powers and remedies of the Lenders and the Administrative Agent under this Subordination Agreement shall be in addition to all rights, powers and remedies given to the Lenders and the Administrative Agent by virtue of any contract, statute or rule of law, all of which rights, powers and remedies shall be cumulative and may be exercised successively or concurrently. The parties hereto expressly acknowledge and agree that the Lenders and the Administrative Agent are intended, and by this reference expressly made, third party beneficiaries of the provisions of this Subordination Agreement.

     SECTION 16. CONTINUING AGREEMENT; TRANSFER OF NOTES. This Subordination Agreement is a continuing agreement of subordination and the Lenders may, from time to time and without notice to the Subordinated Creditors, extend credit to or make other financial arrangements with the Borrower in reliance hereon. This Subordination Agreement shall (a) remain in full force and effect until the Senior Indebtedness shall have been paid in cash in full and all Commitments terminated, (b) be binding upon the Subordinated Creditors, the Borrower and their respective successors, transferees and assigns, and (c) inure to the benefit of and be enforceable by the Administrative Agent and each Lender and their respective successors, transferees and assigns. Without limiting the generality of the foregoing, any Lender may, subject to the provisions of the Credit Agreement, assign or otherwise transfer the Senior Indebtedness held by it to any other Person, subject to Section 10.11 of the Credit Agreement and such other Person shall thereupon become vested with all the rights in respect thereof granted to such Lender herein or otherwise.

     SECTION 17. GOVERNING LAW. THIS SUBORDINATION AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK.

     SECTION 18. FORUM SELECTION AND CONSENT TO JURISDICTION. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS SUBORDINATION AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE ADMINISTRATIVE AGENT OR ANY OF THE LENDERS OR ANY SUBORDINATED CREDITOR OR THE BORROWER SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK. THE BORROWER AND EACH SUBORDINATED CREDITOR HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGEMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION. THE BORROWER AND EACH SUBORDINATED CREDITOR IRREVOCABLY CONSENT TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK AT THE ADDRESS FOR NOTICES OF SUCH PARTY SPECIFIED IN SECTION
13. THE BORROWER AND EACH SUBORDINATED CREDITOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT

THE BORROWER OR SUCH SUBORDINATED CREDITOR HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, EACH OF THE BORROWER AND EACH OF SUCH SUBORDINATED CREDITORS HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS SUBORDINATION AGREEMENT.

     SECTION 19. WAIVER OF JURY TRIAL. THE BORROWER AND EACH SUBORDINATED CREDITOR AND, BY ACCEPTING THIS SUBORDINATION AGREEMENT AND THE BENEFITS THEREOF, THE ADMINISTRATIVE AGENT AND ANY LENDER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS SUBORDINATION AGREEMENT OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE BORROWER OR SUCH SUBORDINATED CREDITOR AND EACH SUCH PERSON ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE LENDERS CONTINUING TO MAKE CREDIT EXTENSIONS, ENTERING INTO THE CREDIT AGREEMENT AND FOR THE SUBORDINATED CREDITORS ENTERING INTO THIS SUBORDINATION AGREEMENT.

     SECTION 20. EXECUTION IN COUNTERPARTS. This Subordination Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

     IN WITNESS WHEREOF, the parties have caused this Subordination Agreement to be duly executed and delivered as of the date first above written.

                              THE TITAN CORPORATION


                              By:
                                 -------------------------------------
                                   Name:
                                   Title:

                              TITAN TECHNOLOGIES AND INFORMATION
                                   SYSTEMS CORPORATION


                              By:
                                 -------------------------------------
                                   Name:
                                   Title:



                              TITAN PURIFICATION, INC.


                              By:
                                 -------------------------------------
                                   Name:
                                   Title:



                              DBA SYSTEMS, INC.


                              By:
                                 -------------------------------------
                                   Name:
                                   Title:



                              VALIDITY CORPORATION


                              By:
                                 -------------------------------------
                                   Name:

                                   Title:



                              LINKABIT WIRELESS, INC.


                              By:
                                 -------------------------------------
                                   Name:
                                   Title:


                              UNIDYNE CORPORATION


                              By:
                                 -------------------------------------
                                   Name:
                                   Title:


                              TITAN SOFTWARE SYSTEMS CORPORATION


                              By:
                                 -------------------------------------
                                   Name:
                                   Title:


                              PULSE SCIENCES, INC.


                              By:
                                 -------------------------------------
                                   Name:
                                   Title:



                              TITAN ENVIRONMENTAL CORPORATION


                              By:
                                 -------------------------------------
                                   Name:
                                   Title:

                              TOMOTHERAPEUTICS, INC.


                              By:
                                 -------------------------------------
                                   Name:
                                   Title:



                              FEDERAL SERVICES, INC.


                              By:
                                 -------------------------------------
                                   Name:
                                   Title:



                              ELDYNE, INC.


                              By:
                                 -------------------------------------
                                   Name:
                                   Title:



                              DIVERSIFIED CONTROL SYSTEMS,  INC.


                              By:
                                 -------------------------------------
                                   Name:
                                   Title:



                              TITAN BROADBAND COMMUNICATIONS CORPORATION


                              By:
                                 -------------------------------------
                                   Name:
                                   Title:

                              TITAN AEROCHEM, INC.


                              By:
                                 -------------------------------------
                                   Name:
                                   Title:



                              HORIZONS TECHNOLOGY, INC.


                              By:
                                 -------------------------------------
                                   Name:
                                   Title:

                                                                      EXHIBIT L


                             LENDER ASSIGNMENT AGREEMENT


                                                                 ____ __, 19__

To:  The Titan Corporation,
       as Borrower

     The Bank of Nova Scotia,
       as Administrative Agent


                               THE TITAN CORPORATION

Gentlemen and Ladies:

     We refer to clause (d) of Section 10.11.1 of the Credit Agreement, dated as of July 29, ], 1998 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "CREDIT AGREEMENT"), among The Titan Corporation, a Delaware corporation (the "BORROWER"), the various financial institutions as are or may become parties thereto (collectively, the "LENDERS"), The Bank of Nova Scotia, as agent for the Lenders (the "ADMINISTRATIVE AGENT") and Imperial Bank, as Documentation Agent. Unless otherwise defined herein or the context otherwise requires, terms used herein have the meanings provided in the Credit Agreement.

     As of ______ __, 19__ (the "ASSIGNMENT DATE"), ______________ (the
"ASSIGNOR") irrevocably sells, transfers, conveys and assigns, without recourse, representation or warranty (except as expressly set forth herein), to ______________ (the "ASSIGNEE") and the Assignee irrevocably purchases from the Assignor that portion of the Loans and Commitments of the Lender as set forth in
Schedule I hereto (the "ASSIGNED PORTION") with conveyances of the Revolving Loans to include the Assignor's pro rata portion of any Letter of Credit Outstandings the Assignor outstanding under the Credit Agreement, so that after giving effect to the foregoing assignment and delegation, the Assignor's and the Assignee's Percentages for the purposes of the Credit Agreement and each other Loan Document will be as set forth on SCHEDULE I hereto.

     In addition, this agreement constitutes notice to each of you, pursuant to clause (c) of Section 10.11.1 of the Credit Agreement, of the assignment and delegation to the Assignee of the Assigned Portion of the Credit Extensions and Commitments of the Assignor outstanding under the Credit Agreement as of the Assignment Date.

     The Assignee shall pay to the Assignor on the Assignment Date an amount equal to (a) all accrued and unpaid interest on the Assigned Portion and (b) all accrued and unpaid commitment fees payable under Section 3.3.1 of the Credit Agreement and Letter of Credit fees payable under Section 3.3.3 of the Credit Agreement with respect to the Assigned Portion. In addition, the Assignor shall pay to the Assignee on the Assignment Date an amount equal to all unearned Letter of Credit fees, if any, which have been paid in advance pursuant to
Section 3.3.3 of the Credit Agreement for the period from and after the Assignment Date. In any event, the Assignee is entitled to receive all payments on account of interest, principal and fees accrued with respect to the Assigned Portion for the period from and after the Assignment Date.

     The Assignee hereby acknowledges and confirms that it has received a copy of the Credit Agreement and the exhibits related thereto, together with copies of the documents which were required to be delivered under the Credit Agreement as a condition to the making of the Credit Extensions thereunder. The Assignee further confirms and agrees that in becoming a Lender and in making its Commitments and Credit Extensions under the Credit Agreement, such actions have and will be made without recourse to, or representation or warranty by, the Administrative Agent.

     The Assignor represents and warrants that it is legally authorized to enter into and deliver this agreement and represents that it is the legal and beneficial owner of the Assigned Portion. Except as set forth in the previous sentence, the Assignor makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made pursuant to or in connection with this agreement, or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this agreement, the Credit Agreement, any other Loan Document or any other instrument or document furnished pursuant hereto or thereto, including the financial condition of the Borrower or any of their Subsidiaries or the performance or observance by any Lender of any of its obligations under the Credit Agreement, any other Loan Document or any other instrument or document furnished pursuant hereto or thereto. The Assignee represents and warrants that it is legally authorized to enter into and deliver this agreement and confirms that it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 7.1.1 of the Credit Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this agreement. In addition, the Assignee independently and without reliance upon the Assignor, the Agents or any other Lender, and based on such documents and information as it shall deem appropriate at the time, shall continue to make its own credit decisions in taking or not taking action under the Credit Agreement, the other Loan Documents and the other instruments and documents delivered in connection therewith.

     Except as otherwise provided in the Credit Agreement, effective as of the Assignment Date

          (a)  the Assignee

               (i) shall be deemed automatically to have become a party to the Credit Agreement and shall have all the rights and obligations of a "Lender" under the Credit Agreement and the other Loan Documents as if it were an original signatory thereto to the extent specified in the second paragraph hereof;

               (ii) agrees to be bound by the terms and conditions set forth in the Credit Agreement and the other Loan Documents as if it were an original signatory thereto; and

          (b) the Assignor shall be released from its obligations under the Credit Agreement and the other Loan Documents to the extent specified in the second paragraph hereof.

     The Assignor and the Assignee hereby agree that the [Assignor][Assignee] will pay to the Administrative Agent the processing fee referred to in Section
10.11.1 of the Credit Agreement.

     The Assignee hereby advises each of you that the Assignee's administrative details with respect to the assigned Credit Extensions and Commitments are on file with the Administrative Agent and requests the Administrative Agent to acknowledge receipt of this document.

     The Assignee agrees (for the benefit of the Assignor, the Borrower and the Administrative Agent) to furnish, if required by clause (e) of Section 4.6 of the Credit Agreement, the applicable Internal Revenue Service forms or other forms required thereunder no later than the date of acceptance hereof by the Agents. In addition, the Assignee represents and warrants (for the benefit of the Assignor, the Borrower and the Administrative Agent) that, under applicable law and treaties in effect as of the date hereof, no United States federal taxes will be required to be withheld by the Administrative Agent or the Borrower with respect to any payments to be made to the Assignee in respect of the Credit Agreement.

     Notwithstanding any other provisions hereof, if the consents of the Borrower and the Administrative Agent are required under Section 10.11.1 of the Credit Agreement, the assignment and delegation contemplated in this agreement shall not be effective unless such consents shall have been obtained and in any event no such assignment and delegation shall be effective unless and until such assignment has been recorded in the Register by the Administrative Agent.

     This Agreement may be executed by the Assignor and Assignee in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     IN WITNESS WHEREOF, each of the undersigned has executed and delivered this Lender Assignment Agreement as of the date first written above.

                                        [NAME OF ASSIGNOR]

                                        By:
                                           --------------------------------
                                              Title:


                                        [NAME OF ASSIGNEE]


                                        By:
                                           --------------------------------
                                              Title:


ACCEPTED AND AGREED TO:


THE BANK OF NOVA SCOTIA,
 as Administrative Agent



By:
   ---------------------------
      Title:



THE TITAN CORPORATION


By:
   ---------------------------
      Title:

                                                                      SCHEDULE I





                        ASSIGNOR'S           ADJUSTED             ADJUSTED
                         ORIGINAL            ASSIGNOR             ASSIGNEE
                        PERCENTAGE          PERCENTAGE           PERCENTAGE
    REVOLVING
      LOANS               ____%                ____%                ____%

  REVOLVING LOAN
    COMMITMENT            ____%                ____%                ____%


    TERM LOANS            ____%                ____%                ____%

    TERM LOAN
    COMMITMENT            ____%                ____%                ____%

                                                                       EXHIBIT M

                                 SOLVENCY CERTIFICATE


     This Certificate (this "CERTIFICATE") is delivered in connection with the Credit Agreement, dated as of July 29, 1998 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "CREDIT AGREEMENT"), among The Titan Corporation, a Delaware corporation (the "BORROWER"), the various financial institutions as are, or may from time to time become, parties thereto (together with their successors, transferees, and assigns, the "LENDERS"), The Bank of Nova Scotia, as administrative agent (the "ADMINISTRATIVE AGENT") for the Lenders and Imperial Bank, as Documentation Agent. Unless otherwise defined herein, terms used herein have the meanings provided in the Credit Agreement.

     The undersigned hereby certifies that he is the [chief financial] Authorized Officer of the Borrower (in such capacity, the "[CFO]") and that he is authorized to execute and deliver this Certificate on behalf of the Borrower. The undersigned further certifies on behalf of the Borrower, that:

          (a) The [CFO] has continued to monitor the financial condition and operations of the Borrower and its Subsidiaries, and the [CFO] has knowledge of and has participated in the negotiation of the transactions contemplated by the Credit Agreement and the other Loan Documents.

          (b) The [CFO] and his staff are familiar with the process through which the consolidated financial statements of the Borrower and its Subsidiaries were generated and prepared.

          (c) The [CFO] is familiar with the process through which the Pro Forma Balance Sheet was generated and prepared. In making the statements set forth in PARAGRAPH (F) hereof, the [CFO] has considered the current and anticipated future capital requirements of the Borrower and its Subsidiaries for the current and future conduct of the businesses of the Borrower and its Subsidiaries.

          (d) Based on the information reflected in the Pro Forma Balance Sheet and the [CFO's] involvement in the process of collecting such information, the [CFO] has no reason to believe that the Pro Forma Balance Sheet and related financial statements are not

               (i) a fair and reasonable presentation of the PRO FORMA financial condition and operations of the Borrower and its Subsidiaries, as of the date hereof, on a going-concern basis; and

               (ii) a reasonable projection of the financial position, results of operations and cash flows of the Borrower and its Subsidiaries in each case on the basis of the assumptions stated in the Pro Forma Balance Sheet, which assumptions the [CFO] believes to be reasonable.

          (e) Immediately following the consummation of the transactions contemplated by the Credit Agreement and the other Loan Documents, the Borrower will be able to pay its Debts (as defined below) as they become due, will have assets which will have a present "fair saleable value" greater than its Debts as they become absolute and matured, and will have assets which will have a fair value greater than the sum of all its Debts.

          (f) Both before and immediately after giving effect to each transaction contemplated by the Credit Agreement and the other Loan Documents, the Borrower does not have unreasonably small capital and it is not engaged in businesses or transactions, and (to the best of my knowledge) does not intend that it will be engaged in any businesses or transactions, for which it has unreasonably small capital.

          (g) Both before and immediately after giving effect to each transaction contemplated by the Credit Agreement and the other Loan Documents, the Borrower does not intend to incur, nor believe that it has incurred, Debts beyond its ability to pay them as they mature.

          (h) Both before and immediately after giving effect to each transaction contemplated by the Credit Agreement and each other Loan Document, the Borrower has not incurred any obligation under, or in connection therewith, with actual intent to hinder, delay or defraud either present or future creditors of the Borrower or any of its Subsidiaries.

          (i) For purposes hereof, "Debts" means all liabilities, obligations, commitments and indebtedness of any and every kind and nature (including all obligations to trade creditors), whether heretofore or now owing, arising, due, or payable by the Borrower to any person and howsoever evidenced, created, incurred, acquired, or owing, whether primary, secondary, direct, contingent, fixed, or otherwise (the foregoing to include, without limitation, all monetary obligations arising under the Credit Agreement).

          (j) The "fair salable value" of the Borrower's assets and investments means the amount which may be realized within a reasonable time, either through collection or sale of such investments and other assets at the regular market value, based upon the amount which could be obtained for the property in question within such period by a capable and diligent business person from an interested buyer who is willing to purchase under ordinary selling conditions. Although no determination of the "fair salable value" has been made, it is my opinion that the asset amounts reflected upon the historic records of the Borrower do not exceed the "fair salable value."

          (k) The [CFO] hereby acknowledges, on behalf of the Borrower, that the Administrative Agent and each of the Lenders have relied upon the statements contained herein and such statements are a material inducement for the Administrative Agent and each of the Lenders to enter into the Credit Agreement and the other Loan Documents.

     Notwithstanding anything to the contrary herein, the [CFO] (i) is executing this Certificate on behalf of the Borrower solely in his representative capacity and not in his individual capacity, and (ii) shall not have any liability whatsoever for any statements, certifications or representations made herein, other than liability arising directly out of his intentional misconduct or gross negligence.

     IN WITNESS WHEREOF, the undersigned Authorized Officer has executed this Certificate on this 29th day of July, 1998.




                                   THE TITAN CORPORATION



                                   By:
                                      --------------------------------
                                       Name:
                                       Title:


                                         -4-